UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-6667

Safeco Managed Bond Trust

(Exact name of registrant as specified in charter)

4854 154th PI NE, Redmond, WA 98052
(Address of principal executive offices) (Zip code)

Kevin A. Rowell

4854 154th PI NE, Redmond, WA 98052

(Name and address of agent for service)

Registrant’s telephone number, including area code: 425-376-8203

Date of fiscal year end: December 31, 2003

Date of reporting period: December 31, 2003

ITEM 1.    REPORT TO SHAREHOLDERS

Safeco Mutual Funds

Annual Report

Safeco Fixed-Income Funds

Report From the Fund Managers

Safeco High-Yield Bond Fund

As of December 31, 2003

Gregory Card Beverly R. Denny

How did the Fund perform?

The Safeco High-Yield Bond Fund outperformed its benchmark, the Merrill Lynch High-Yield Master II Index for the year ending December 31, 2003. The benchmark return was the highest in a decade and nearly equaled the equity benchmarks S&P 500 and Dow Jones Industrials in 2003. Shareholders should not consider these equity-like returns normal.

What factors impacted the Fund’s performance?

The performance of the Fund and high yield generally were both driven by a number of factors: a) an improving economy, driven by easy monetary and deficit fiscal policies; b) higher corporate cash flow from greater earnings and better balance sheet and cash management; c) strong technicals, which resulted in significant new investment dollars entering high yield; d) attractive spreads relative to other asset classes and historical averages for high yield; and e) some reduction in 2003 in U.S. corporate financial misstatement headlines.

The Fund’s stronger relative performance has been due to our early investment in the unfolding economic recovery with investment in sectors that benefit early in an upturn and gradually rotating into more cyclical companies as the recovery gains traction. On the flip side, the Fund has been underweight in higher quality issues rated BB and more defensive industries like gaming, believing that any increase in interest rates will negatively affect these sectors more than the rest of high yield.

Our bottom-up work on specific companies in these sectors focused on those successfully improving cash flows and debt management and several companies we felt the market had punished too severely and had not recognized the value and strength of the underlying franchise.

The Fund benefited from positions in early cyclicals: Sinclair Broadcasting, Paxson Communications and Dobson Communications. Among credits that were mispriced, perhaps the best story has been LCI Communications, a Qwest Communications subsidiary. We felt the market had unduly punished the bonds and underestimated the ability of new management to sell assets, reduce and restructure debt and improve a damaged credit profile. While the story is not yet complete, the market price of our investment has improved considerably as the market recognizes Qwest’s credit improvement.

What changes did you make and why?

Several positions have been sold as the price rose to what we considered full value, while other positions have been called away from us as companies replaced higher cost debt at lower cost.

During the latter portion of 2003, as the strength of the economy became more pronounced, we increased our holdings in lower rated, deeper cyclical or selected convertible positions. We believe these sectors will prosper as the recovery reaches these deeper cyclical and lower rated companies. The selected convertible positions should permit us to benefit from the continued economic and corporate profit improvement and not be ‘stopped out’ through early calls of the bonds.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

1

Report From the Fund Managers

Safeco High-Yield Bond Fund

As of December 31, 2003

Gregory Card, CFA—Portfolio Manager

B.A.—Business Administration; Northern State College (1979), M.B.A.—Finance; Arizona State University (1987)

Chartered Financial Analyst designation received (1984)

Greg joined Safeco Asset Management in 2001 as the lead portfolio manager of the High-Yield Bond Fund team. Prior to joining the firm, Greg managed $3 billion in assets as a high yield portfolio manager at another investment management firm. Greg’s prior experiences also include serving as assistant professor at Saint John’s University and a senior analyst at an investment management firm, where he focused on a variety of sectors including high yield, investment grade, private placements and special projects to restructure distressed credits. Greg has 22 years of investment experience.

Beverly R. Denny, CFA—Portfolio Manager

B.S.—Finance/Economics; Babson College (1983), M.B.A.—Business Administration; University of Virginia (1987)

Chartered Financial Analyst designation received (1997)

Beverly joined Safeco as a marketing director in 1991 and became a portfolio manager in 1996. She was appointed co-manager of the Safeco High-Yield Bond Fund. On July 1, 2003, Bev has a total of 10 years investment experience. Prior to this appointment, Beverly was the portfolio manager of the Safeco Washington Municipal Bond Fund.

2

Performance Overview & Highlights

Safeco High-Yield Bond Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year

Safeco High-Yield Bond Fund	30.50%	0.67%	4.28%
Merrill Lynch High-Yield Master II Index	28.15%	5.02%	7.05%
Lipper, Inc. (High Current Yield Funds)	24.30%	3.76%	5.10%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	8.03%
Weighted Average Maturity	5.35 years

TOP FIVE INDUSTRIES	Percent of Net Assets

Integrated Telecommunications Services	9.7%
Broadcasting & Cable TV	6.7
Diversified Commercial Services	6.2
Electric Utilities	5.9
Packaged Foods & Meats	4.5

TOP FIVE HOLDINGS	Percent of Net Assets

LCI International, Inc. (Integrated Telecommunications Services)	2.2%
Champion Enterprises, Inc. (Homebuilding)	1.9
Schuler Homes, Inc. (Homebuilding)	1.3
Petrozuata Finance, Inc. (Integrated Oil & Gas)	1.3
Tekni-Plex, Inc. (Commodity Chemicals)	1.3

TOP FIVE PURCHASES For the Year Ended December 31, 2003	Cost (000’s)

Six Flags, Inc.	$2,000
Asbury Automotive Group, Inc.	1,000
Power Contract Financing LLC	483
Interface, Inc.	815
Quintiles Transnational Corp.	750

TOP FIVE SALES For the Year Ended December 31, 2003	Proceeds (000’s)

Six Flags, Inc.	$2,067
General Motors Acceptance Corp.	1,490
Dobson Communications Corp.	1,247
Power Contract Financing LLC	1,021
Asbury Automotive Group, Inc.	1,001

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

3

Portfolio of Investments

Safeco High-Yield Bond Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

CORPORATE BONDS—91.2%

Advertising—1.2%
$500,000		Advanstar, Inc. 15.00% beg. 10/15/05 Step Bond due 10/15/11	$391
100,000		Penton Media, Inc. 11.875%, due 10/01/07	99

Agricultural Products—0.7%
250,000	#	Hines Nurseries, Inc. (144A) 10.25%, due 10/01/11 (acquired 9/22/03) (cost $250,000)	272

Airlines—0.6%
100,000		Continental Airlines, Inc. 7.568%, due 12/01/06	83
200,000		Continental Airlines, Inc. 8.00%, due 12/15/05	194

Apparel, Accessories & Luxury Goods—0.6%
250,000	#	Perry Ellis International, Inc. (144A) 8.875%, due 9/15/13 (acquired 9/15/03) (cost $250,000)	263

Auto Parts & Equipment—3.9%
450,000		Accuride Corp. 9.25%, due 2/01/08	462
400,000		Collins & Aikman Corp. 10.75%, due 12/31/11	393
250,000		HLI Operating Co., Inc. 10.50%, due 6/15/10	288
250,000		Park-Ohio Industries, Inc. 9.25%, due 12/01/07	249
250,000		TRW Automotive, Inc. 9.375%, due 2/15/13	286

Broadcasting & Cable TV—5.5%
250,000	*	Adelphia Communications Corp. 10.875%, due 10/01/10	234
250,000	*	Adelphia Communications Corp. 3.25%, due 5/01/21	111
100,000		Charter Communications Holdings, Inc. 11.125%, due 1/15/11	92
500,000		Charter Communications Holdings, Inc. 5.75%, due 10/15/05	472
250,000		Mediacom Broadband, LLC 11.00%, due 7/15/13	281
500,000		NBC Acquisition Corp. 10.75% beg. 2/15/03 Step Bond due 2/15/09	519
400,000		ONO Finance, plc 13.00%, due 5/01/09	416

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Broadcasting & Cable TV—(continued)
$250,000		Pegasus Media & Communications, Inc. 12.50%, due 8/01/07	$236

Casinos & Gaming—1.2%
500,000	#	Inn of the Mountain Gods Resort & Casino (144A) 12.00%, due 11/15/10 (acquired 10/21/03) (cost $500,000)	531

Catalog Retail—0.6%
250,000		Jafra Cosmetics International 10.75%, due 5/15/11	274

Commodity Chemicals—1.3%
500,000		Tekni-Plex, Inc. 12.75%, due 6/15/10	545

Communication Equipment—0.6%
250,000	#	General Cable Corp. (144A) 9.50%, due 11/15/10 (acquired 11/18/03) (cost $250,000)	267

Computer Hardware—1.2%
500,000	#	Stratus Technologies, Inc. (144A) 10.375%, due 12/01/08 (acquired 11/06/03) (cost $500,000)	531

Construction & Engineering—2.4%
300,000		Foster Wheeler, Ltd. 6.75%, due 11/15/05	222
500,000	#	J Ray McDermott SA (144A) 11.00%, due 12/15/13 (acquired 11/21/03) (cost $485,320)	525
250,000		URS Corp. 11.50%, due 9/15/09	283

Construction & Farm Machinery & Heavy Trucks—0.9%
200,000	*	National Equipment Services, Inc. 10.00%, due 11/30/04	95
250,000		NMHG Holding Co. 10.00%, due 5/15/09	276

Construction Materials—1.1%
400,000		Texas Industries, Inc. 10.25%, due 6/15/11	452

Distributors—0.9%
375,000		Wesco Distribution, Inc. 9.125%, due 6/01/08	388

SEE NOTES TO FINANCIAL STATEMENTS

4

Portfolio of Investments

Safeco High-Yield Bond Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Diversified Chemicals—0.6%
$250,000		Geon Co. 6.875%, due 12/15/05	$240

Diversified Commercial Services—6.2%
350,000		Foamex LP 10.75%, due 4/01/09	333
400,000		Foamex LP 9.875%, due 6/15/07	318
250,000		J Crew Operating Corp. 10.375%, due 10/15/07	255
250,000	#	Jacuzzi Brands, Inc. (144A) 9.625%, due 7/01/10 (acquired 6/30/03) (cost $250,000)	275
250,000		Mobile Mini, Inc. 9.50%, due 7/01/13	275
250	#	MSX International, Inc. (144A) 11.00%, due 10/15/07 (acquired 7/25/03) (cost $247,860)	217
250,000		Quanta Services, Inc. 4.00%, due 7/01/07	228
500,000	#	Quintiles Transnational Corp. (144A) 10.00%, due 10/01/13 (acquired 9/12/03) (cost $500,000)	540
250,000		Williams Scotsman, Inc. 9.875%, due 6/01/07	253

Electric Utilities—4.9%
200,000	#	AES Corp. (144A) 8.75%, due 5/15/13 (acquired 10/09/03) (cost $212,500)	223
300,000	#	Calpine Corp. (144A) 8.50%, due 7/15/10 (acquired 8/29/03) (cost $287,000)	292
300,000	#	Centerpoint Energy, Inc. (144A) 3.75%, due 5/15/23 (acquired 10/09/03) (cost $315,750)	319
500,000	#	NRG Energy, Inc. (144A) 8.00%, due 12/15/13 (acquired 12/17/03) (cost $500,000)	526
350,000	*	NRG Energy, Inc. 8.625%, due 4/01/31	203
300,000	#	Reliant Resources, Inc. (144A) 9.50%, due 7/15/13 (acquired 6/26/03) (cost $279,000)	321
200,000		Teco Energy, Inc. 10.50%, due 12/01/07	233

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Environmental Services—0.7%
$250,000		Casella Waste Systems, Inc. 9.75%, due 2/01/13	$280

Fertilizers & Agricultural Chemicals—1.8%
750,000	#	Fertinitro Finance, Inc. (144A) 8.29%, due 4/01/20 (acquired 9/12/03) (cost $417,500)	529
250,000		United Industries Corp. 9.875%, due 4/01/09	262

Gas Utilities—1.3%
200,000	#	Dynegy Holdings, Inc. (144A) 9.875%, due 7/15/10 (acquired 10/09/03) (cost $215,500)	225
168,000		GulfTerra Energy Partners, LP 10.625%, due 12/01/12	208
100,000		SEMCO Energy, Inc. 7.75%, due 5/15/13	105

Health Care Distributors—0.9%
500,000		Rural/Metro Corp. 7.875%, due 3/15/08	405

Health Care Equipment—1.0%
250,000		Dade Behring Holdings, Inc. 11.91%, due 10/03/10	287
250,000	#	HMP Equity Holdings Corp. (144A) 0.00%, due 5/15/08 (acquired 4/30/03) (cost $118,588)	152

Health Care Facilities—2.2%
400,000		Healthsouth Corp. 8.50%, due 2/01/08	384
250,000		Psychiatric Solutions, Inc. 10.625%, due 6/15/13	281
250,000	#	Universal Hospital Services, Inc. (144A) 10.125%, due 11/01/11 (acquired 10/08/03) (cost $250,000)	262

Health Care Services—0.6%
250,000		AmeriPath, Inc. 10.50%, due 4/01/13	266

Home Furnishings—0.5%
200,000		Interface, Inc. 9.50%, due 11/15/05	194

Homebuilding—3.3%
900,000		Champion Enterprises, Inc. 7.625%, due 5/15/09	820

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

5

Portfolio of Investments

Safeco High-Yield Bond Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Homebuilding—(continued)
$500,000		Schuler Homes, Inc. 10.50%, due 7/15/11	$580

Hotels, Resorts & Cruise Lines—0.5%
200,000	#	Worldspan, LP (144A) 9.625%, due 6/15/11 (acquired 6/24/03) (cost $200,000)	206

Household Products—0.4%
250,000	#	Johnsondiversey, Inc. (144A) 10.67% beg. 5/15/07 Step Bond due 5/15/13 (acquired 9/08/03) (cost $164,605)	191

Housewares & Specialties—1.1%
500,000	#	Vitro SA de CV (144A) 11.75%, due 11/01/13 (acquired 10/15/03) (cost $492,780)	485

Industrial Machinery—1.0%
200,000		Cincinnati Milacron, Inc. 8.375%, due 3/15/04	168
250,000		National Waterworks, Inc. 10.50%, due 12/01/12	279

Integrated Oil & Gas—1.9%
300,000	#	Cerro Negro Finance, Ltd. (144A) 7.90%, due 12/01/20 (acquired 1/23/03) (cost $178,500)	260
600,000	#	Petrozuata Finance, Inc. (144A) 8.22%, due 4/01/17 (acquired 1/07/03) (cost $402,500)	552

Integrated Telecommunications Services—9.7%
200,000	#	Alaska Communications Systems Holdings Group, Inc. (144A) 9.875%, due 8/15/11 (acquired 8/18/03) (cost $196,000)	210
300,000		Call-Net Enterprises, Inc. 10.625%, due 12/31/08	299
250,000		FairPoint Communications, Inc. 11.875%, due 3/01/10	291
250,000		FairPoint Communications, Inc. 12.50%, due 5/01/10	273
550,000	*	Intermedia Communications, Inc. 11.25%, beg. 7/15/02 Step Bond due 7/15/07	470

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Integrated Telecommunications Services— (continued)
$1,000,000		LCI International, Inc. 7.25%, due 6/15/07	$960
250,000	#	Level 3 Financing, Inc. (144A) 10.75%, due 10/15/11 (acquired 9/26/03) (cost $250,000)	264
400,000	*	MCI Communications Corp. 6.50%, due 4/15/10	322
400,000		Primus Telecommunications Group, Inc. 12.75%, due 10/15/09	440
250,000	#	Qwest Corp. (144A) 8.875%, due 3/15/12 (acquired 8/28/03) (cost $271,250)	287
1,000,000	*	Worldcom, Inc. 8.25%, due 5/15/31	335

Metal & Glass Containers—3.0%
100,000		BWAY Corp. 10.00%, due 10/15/10	109
300,000		Consolidated Container Capital, Inc. 10.125%, due 7/15/09	182
300,000		Constar International, Inc. 11.00%, due 12/01/12	254
250,000		Crown Holdings, Inc. 10.875%, due 3/01/13	294
106,000	#	Neenah Corp. (144A) 11.00%, due 9/30/10 (acquired 10/16/03) (cost $85,829)	117
100,000		Pliant Corp. 11.125%, due 9/01/09	108
250,000		Pliant Corp. 13.00%, due 6/01/10	229

Multi-Utilities & Unregulated Power—1.9%
250,000		Avista Corp. 9.75%, due 6/01/08	298
500,000		Cogentrix Energy, Inc. 8.75%, due 10/15/08	504

Oil & Gas Drilling—0.6%
250,000		Grey Wolf, Inc. 3.75%, due 5/07/23	235

Oil & Gas Equipment & Services—1.1%
450,000		Petroleum Geo-Services ASA 10.00%, due 11/05/10	482

Oil & Gas Exploration & Production—0.7%
300,000		Harvest Natural Resources, Inc. 9.375%, due 11/01/07	300

SEE NOTES TO FINANCIAL STATEMENTS

6

Portfolio of Investments

Safeco High-Yield Bond Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Oil & Gas Refining & Marketing & Transportation—0.9%
$350,000		CITGO Petroleum Corp. 11.375%, due 2/01/11	$406

Other Diversified Financial Services—0.2%
100,000	#	Equinox Holdings, Ltd (144A) 9.00%, due 12/15/09 (acquired 12/09/03) (cost $100,000)	103

Packaged Foods & Meats—4.1%
400,000	*	Aurora Foods, Inc. 8.75%, due 7/01/08	312
250,000		Doane Pet Care Co. 10.75%, due 3/01/10	259
250,000		Dole Foods Co. 8.875%, due 3/15/11	274
500,000		Luigino’s, Inc. 10.00%, due 2/01/06	513
250,000	#	Merisant Co. (144A) 9.50%, due 7/15/13 (acquired 6/27/03) (cost $250,000)	266
250,000	#	Tabletop Holdings, Inc. (144A) 12.25% beg. 11/15/08 Step Bond due 5/15/14 (acquired 11/06/03) (cost $137,828)	138

Paper Packaging—1.2%
500,000		Graham Packaging Co., Inc. 10.75% beg. 1/15/03 Step Bond due 1/15/09	516

Paper Products—0.6%
250,000		Pope & Talbot, Inc. 8.375%, due 6/01/13	249

Personal Products—1.4%
200,000		American Achievement Corp. 11.625%, due 1/01/07	220
89,000		Elizabeth Arden, Inc. 11.75%, due 2/01/11	106
250,000		Herbalife International, Inc. 11.75%, due 7/15/10	291

Property & Casualty Insurance—0.7%
250,000	#	Crum & Forster Holding Corp. (144A) 10.375%, due 6/15/13 (acquired 5/29/03) (cost $242,463)	278

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Publishing—1.8%
$300,000	#	American Color Graphics, Inc. (144A) 10.00%, due 6/15/10 (acquired 12/15/03) (cost $310,500)	$308
300,000	#	Houghton Mifflin Co. (144A) 11.50% beg. 10/15/08 Step bond due 10/15/13 (acquired 9/30/03) (cost $170,880)	190
250,000		Houghton Mifflin Co. 9.875%, due 2/01/13	275

Real Estate Investment Trust—0.1%
50,000		Capstar Hotel Co. 8.75%, due 8/15/07	51

Restaurants—2.6%
250,000		Buffets, Inc. 11.25%, due 7/15/10	268
194,000		Carrols Corp. 9.50%, due 12/01/08	197
405,000		Friendly Ice Cream Corp. 10.50%, due 12/01/07	420
250,000	#	Morton’s Restaurant Group (144A) 7.50%, due 7/01/10 (acquired 6/27/03) (cost $212,500)	235

Specialized Finance—0.4%
150,000		UCAR Finance, Inc. 10.25%, due 2/15/12	173

Specialty Chemicals—2.2%
100,000	#	Huntsman International, LLC (144A) 11.625%, due 10/15/10 (acquired 9/16/03) (cost $98,815)	102
100,000		Huntsman International, LLC 10.125%, due 7/01/09	103
500,000	#	Nalco Co. (144A) 8.875%, due 11/15/13 (acquired 10/29/03) (cost $500,000)	530
200,000	#	Rockwood Specialties Corp. (144A) 10.625%, due 5/15/11 (acquired 7/10/03) (cost $207,000)	223

Specialty Stores—2.3%
210,000		Amazon.com, Inc. 4.75%, due 2/01/09	212
117,000		Big 5 Corp. 10.875%, due 11/15/07	123

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

7

Portfolio of Investments

Safeco High-Yield Bond Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Specialty Stores—(continued)
$100,000		Central Garden & Pet Co. 9.125%, due 2/01/13	$111
250,000	#	General Nutrition Center, Inc. (144A) 8.50%, due 12/01/10 (acquired 11/25/03) (cost $250,000)	256
250,000		United Auto Group, Inc. 9.625%, due 3/15/12	280

Steel—0.6%
250,000	#	Shaw Group, Inc. (144A) 10.75%, due 3/15/10 (acquired 3/12/03) (cost $247,008)	265

Trucking—2.5%
250,000	#	Laidlaw International, Inc. (144A) 10.75%, due 6/15/11 (acquired 5/22/03) (cost $246,698)	283
250,000	#	Quality Distribution, Inc. (144A) 9.00%, due 11/15/10 (acquired 11/06/03) (cost $250,000)	262
500,000	#	Seminis, Inc. (144A) 10.25%, due 10/01/13 (acquired 9/22/03) (cost $511,563)	538

Wireless Telecommunication Services—1.0%
162,500		Alamosa Delaware, Inc. 11.00%, due 7/31/10	176
250,000	#	Millicom International Cellular SA (144A) 10.00%, due 12/01/13 (acquired 11/19/03) (cost $250,000)	264

TOTAL CORPORATE BONDS (cost $36,422)			39,201

PREFERRED STOCKS—3.7%

Auto Parts & Equipment—0.4%
3,000		Cummins Capital Trust 7.00% Callable 6/15/06 @ $51.75	188

Broadcasting & Cable TV—1.2%
3,000		CSC Holdings, Inc. 11.75% Callable 1/16/04 @ $103.92	312
22		Paxson Communications Corp. 14.50% Callable 1/16/04 @ $106.62	204

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electric Utilities—1.0%
375		TNP Enterprises, Inc. 14.50% Payment in Kind to 4/01/05 Callable 4/01/05 @ $1,100.00	$407

Metal & Glass Containers—0.5%
8,000		Smurfit-Stone Container Corp. 7.00% Callable 1/16/04 @ $25.00	196

Specialty Stores—0.4%
4,000		United Rentals Trust 6.50% Callable 1/05/04 @ $51.62	178

Wireless Telecommunication Services—0.2%
250		Alamosa Delaware, Inc. 7.50% Callable 11/10/06 @ $312.50	86
100	#	Dobson Communications Corp. 6.00% (144A) Callable 8/19/05 @ $106.00 (acquired 9/03/03) (cost $26,581)	18

TOTAL PREFERRED STOCKS (cost $1,386)			1,589

COMMON STOCKS—0.4%

Metal & Glass Containers—0.0%
1	*	ACP Holding Co.	0

Packaged Foods & Meats—0.4%
8,000	*	Chiquita Brands International, Inc.	180

TOTAL COMMON STOCKS (cost $116)			180

CASH EQUIVALENTS—12.8%
1,029,597		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	1,029
4,485,808		State Street Navigator Securities Lending Prime Portfolio **	4,486

TOTAL CASH EQUIVALENTS (cost $5,515)			5,515

TOTAL INVESTMENTS (cost $43,439)—108.1%			46,485

Other Assets, less Liabilities			(3,501)

NET ASSETS			$42,984

SEE NOTES TO FINANCIAL STATEMENTS

8

Portfolio of Investments

Safeco High-Yield Bond Fund

As of December 31, 2003

*	Non-income producing security. Security in default.
**	Represents invested collateral received related to $4,389,485 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost of such securities is $12,123,000 and the total value is $13,101,000 or 30.5% of net assets.

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

9

Report from the Fund Managers

Safeco Intermediate-Term U.S. Government Fund

As of December 31, 2003

Paul Stevenson	Lesley Fox	Tim Hokari

How did the Fund perform?

For the year ending December 31, 2003, the Safeco Intermediate-Term U.S. Government Fund underperformed its benchmark index, the Lehman Intermediate Government Index.

What factors impacted the Fund’s performance?

Over the past year, the big story has been the move in rates. For example, the yield on the five-year Treasury on December 31, 2002 was 2.73%, it fell to a low of 2.03% on June 13, 2003, rose to a peak of 3.61% on September 2, finally finishing at 3.25%. It was the fall in rates followed by the extremely rapid rise that had a huge impact on mortgage durations. Through June, the focus was extending the Government portion of the Fund to balance out the shortening of the MBS (Mortgage Backed Securities) portion. The MBS allocation was decreased from 47% in December 2002 to 40% at the end of December 2003. During the last half of the year, the focus was to shorten the longer maturity Government allocation to offset lengthening of MBS and to maintain the allocation to MBS at about 40%.

What changes did you make and why?

Most of the trading activity for the year was focused on controlling duration and sector allocation. During the first half of year, the volatile rate environment combined with falling rates generally was not good for mortgage securities so the allocation to mortgage securities was allowed to decline to 40% from 47%. That allocation was maintained for the last half of the year. During the second half of the year as the economic statistics started to indicate the economy was growing at more rapid pace and interest rates started to rise, the Fund’s duration was shortened.

At year end, the Safeco Intermediate U.S. Government Fund had an allocation of 40% to mortgages (including CMOs (Collateralized Mortgage Obligations)), 54.6% to Treasury/Agency securities, 5% in ABS (Asset Backed Securities), and 0.4% in cash. The Fund’s duration was 3.19 versus 3.42 for the Lehman Intermediate Government Index.

Paul Stevenson, CFA—Portfolio Manager

B.A.—Finance; Washington State University (1978), M.B.A.—Executive; University of Washington (1995)

Chartered Financial Analyst designation received (1989)

Paul joined Safeco Asset Management in 1986 as a securities analyst and trader. In 1988, he assumed his current role as portfolio manager and is responsible for mortgage-related investments of both the residential and commercial loans. Paul began his career with six years on the “sell side” in the institutional sales area. He has a total of 23 years of investment experience, all of which are in taxable fixed income.

Lesley Fox—Portfolio Manager

B.S.—Finance; University of Utah (1988), M.B.A.—Finance; George Washington University (1992)

Lesley joined Safeco Asset Management in 2000 as a portfolio manager for the Safeco Money Market Fund and the Safeco RST Money Market Portfolio. She spent the previous five years managing $3.5 billion in short-term funds for King County. She began her investment career at the Student Loan Marketing Association (SALLIE MAE) in 1989. Lesley has 14 years of investment experience.

10

Report from the Fund Managers

Safeco Intermediate-Term U.S. Government Fund

As of December 31, 2003

Tim Hokari—Portfolio Manager

B.A.—Business Administration; University of Washington (1970); M.B.A.—Finance; University of Puget Sound (1981)

Tim joined Safeco Asset Management in 2000 as a portfolio manager on the company’s taxable fixed income team. Prior to joining Safeco Asset Management, Tim was an assistant vice president and co-portfolio manager of mortgage backed securities for GE Financial Assurance. He has 22 years of investment experience.

During 2003, the Safeco U.S. Government Fund merged with the Safeco Intermediate-Term U.S. Treasury Fund to form the Safeco Intermediate-Term U.S. Government Fund.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

11

Performance Overview & Highlights

Safeco Intermediate-Term U.S. Government Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year

Safeco Intermediate-Term U.S. Government Fund	1.40%	5.56%	5.78%
Lehman Brothers Intermediate Government Index	2.30%	6.16%	6.33%
Merrill Lynch U.S. Treasury/Agency Master Index	2.36%	6.22%	6.71%
Lipper, Inc. (General U.S. Gov't Funds)	1.30%	5.18%	5.71%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	3.1%
Weighted Average Maturity	4.3 years

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

12

Portfolio of Investments

Safeco Intermediate-Term U.S. Government Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

ASSET BACKED SECURITIES—4.9%

Consumer Finance—4.9%
$2,000	Americredit Automobile Receivables Trust 4.41%, due 11/12/08	$2,063
1,500	Chemical Master Credit Card Trust 5.98%, due 9/15/08	1,594

TOTAL ASSET BACKED SECURITIES (cost $3,637)		3,657

COLLATERALIZED MORTGAGE OBLIGATIONS—8.5%

U.S. Government Agency Obligations—8.5%
2,500	Freddie Mac 3.50%, due 8/01/33	2,541
3,000	Freddie Mac 3.50%, due 9/15/10	3,052
696	Freddie Mac 5.00%, due 7/15/33	696

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $6,299)		6,289

U.S. GOVERNMENT AGENCY—MORTGAGE BACKED SECURITIES—31.6%

Federal Home Loan Mortgage Corporation (FHLMC)—7.2%
122	5.50%, due 8/01/17	127
1,349	5.50%, due 9/01/17	1,399
377	6.00%, due 4/01/14	396
2,363	6.00%, due 9/01/32	2,443
511	6.50%, due 4/01/29	535
402	8.00%, due 9/01/25	437

Federal National Mortgage Association (FNMA)—16.0%
4,042	5.00%, due 9/01/33	4,002
3,272	5.50%, due 3/01/33	3,317
385	6.00%, due 4/01/32	398
411	6.00%, due 8/01/32	425
2,376	6.50%, due 10/01/28	2,488
682	7.00%, due 4/01/29	722
151	7.00%, due 5/01/29	160
115	7.00%, due 10/01/29	122
153	8.00%, due 7/01/27	167
142	9.00%, due 11/01/22	158

Government National Mortgage Association (GNMA)—8.4%
2,044	6.00%, due 11/20/31	2,115
353	6.50%, due 1/20/24	374

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Government National Mortgage Association (GNMA)—(continued)
$ 558	7.00%, due 4/15/28	$596
335	7.00%, due 1/15/30	357
417	7.00%, due 7/20/31	443
728	7.50%, due 10/15/27	782
583	8.00%, due 12/15/29	635
211	8.00%, due 3/20/30	228
658	8.25%, due 5/15/20	725

TOTAL U.S. GOVERNMENT AGENCY— MORTGAGE BACKED SECURITIES (cost $23,169)		23,551

U.S. GOVERNMENT & AGENCY OBLIGATIONS—54.1%

U.S. Government Agency Obligations—7.8%
2,000	Federal Farm Credit Bank (Designated Bond) 3.00%, due 4/15/08	1,971
2,500	Freddie Mac (Unsecured Note) 2.125%, due 11/15/05	2,511
1,350	Freddie Mac (Unsecured Note) 4.375%, due 2/04/10	1,349

U.S. Treasury Notes—46.3%
1,750	1.125%, due 6/30/05	1,741
2,700	1.625%, due 4/30/05	2,708
450	3.00%, due 11/15/07	454
500	3.25%, due 5/31/04	504
3,500	3.50%, due 11/15/06	3,618
3,000	4.00%, due 11/15/12	2,971
1,500	4.75%, due 11/15/08	1,606
1,350	4.875%, due 2/15/12	1,430
2,250	5.50%, due 2/15/08	2,481
2,000	5.50%, due 8/15/28	2,083
2,700	5.625%, due 5/15/08	2,991
3,300	5.75%, due 11/15/05	3,543
250	6.125%, due 8/15/29	283
1,300	6.50%, due 2/15/10	1,511
250	6.50%, due 11/15/26	294
500	8.75%, due 5/15/20	714
3,100	10.00%, due 5/15/10	3,451
1,795	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	2,144

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $40,122)		40,358

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

13

Portfolio of Investments

Safeco Intermediate-Term U.S. Government Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—0.4%

Investment Companies
$292	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$292

TOTAL CASH EQUIVALENTS (cost $292)		292

TOTAL INVESTMENTS (cost $73,519)—99.5%		74,147

Other Assets, less Liabilities		401

NET ASSETS		$74,548

SEE NOTES TO FINANCIAL STATEMENTS

14

Report From the Fund Manager

Safeco Intermediate-Term Bond Fund

As of December 31, 2003

Michael Hughes

How did the Fund perform?

For the fourth consecutive year the Safeco Intermediate-Term Bond Fund has produced a positive total return. For the year ended December 31, 2003, the Fund lagged its benchmark, the Lehman Brothers Aggregate Bond Index, however, before fees and expenses, the Fund outperformed the benchmark by approximately 20 basis points.

What factors impacted the Fund’s performance?

The year began under the clouds of looming war concerns and a sluggish economy, causing interest rates to trend ever lower. Excess cash earning next to nothing sent investors scrambling for yield. Corporate bonds were the prime beneficiary of this yield quest. By mid-June, the sluggish economy, Fed Chairman Greenspan’s deflation comments and foreign central banks’ efforts to stem the rise in their currencies sent U.S. Treasury yields to 45-year lows. However, by the third quarter—in reaction to massive amounts of monetary, fiscal and exchange rate policy stimulus—the economy finally regained traction, posting its largest quarterly Gross Domestic Product (GDP) advance (+8.2%) in nearly 20 years. Interest rates bottomed and corporate bonds continued to improve relative to other fixed income alternatives. Lower rated corporate bonds outperformed higher rated corporate bonds, with triple-B rated (+11.8%) and below investment-grade corporates (+27.0%) posting double digit total rates of return, while U.S. Treasuries (2.2%) generated low, but still positive, total returns.

What changes did you make to the Fund and why?

Over the course of 2003 we positioned the portfolio for an improving economy and the likelihood of higher interest rates.

We did three things to prepare the Fund for the possibility of higher interest rates. First, we cut relative duration of our portfolio to 95% of benchmark from neutral. Second, because callable bonds tend to outperform non-callable bonds in a rising rate environment, we increased our holding in mortgage-backed securities and callable agency debentures to 39.2% of the portfolio. Within the mortgage sector, we favor 15-year mortgages over the more volatile 30-year paper. Finally, we increased our holding of U.S. Treasury Inflation Protection Securities (TIPS) from 2.1% of the portfolio to 4.2%.

We also used the improvement within the corporate bond market to take some profits while improving our overall credit quality and diversification. To do this, we decreased our percentage held in BBB-rated corporates from 15.1% to 11.3% of the portfolio (versus an 11.3% market weight) while increasing our overall allocation in corporate bonds to 37.7% from 33.5% (verses a 26.4% market weight). We increased our diversification by increasing the number of corporate names we hold to 46 from 35.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

15

Report From the Fund Manager

Safeco Intermediate-Term Bond Fund

As of December 31, 2003

Michael Hughes, CFA—Portfolio Manager

B.S.—Finance; University of Colorado (1984), M.B.A.—Finance; University of Southern California (1992)

Chartered Financial Analyst designation received (1995)

Mike is portfolio manager of the Safeco Intermediate-Term Bond Fund and Safeco RST Bond Portfolio, and of the fixed-income portion of the Safeco Balanced Fund. He joined Safeco in 1997, bringing 13 years of investment management experience as the lead portfolio manager on SEC-registered mutual funds, bank common funds and a variety of separately managed portfolios for other financial institutions. He has 19 years of investment experience.

16

Performance Overview & Highlights

Safeco Intermediate-Term Bond Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	Since Inception*

Safeco Intermediate-Term Bond Fund	3.56%	5.01%	5.58%
Lehman Brothers Aggregate Bond Index	4.10%	6.62%	7.11%
Lipper, Inc. (Intermediate Investment-Grade Bond Funds)	4.55%	5.83%	N/A

*   Graph and average annual return comparison begins February 28, 1994.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	3.7%
Weighted Average Maturity	5.99 years

BONDS BY TYPE	Percent of Net Assets

Asset Backed Securities	1.6%
Corporate Bonds	36.3
Collateralized Mortgage Obligations	4.1
U.S. Government & Agency Obligations	22.9
U.S. Government Agency-Mortgage Backed Securities	32.9
Municipal Bonds	1.1
Cash & Other	1.1

100.0%

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

17

Portfolio of Investments

Safeco Intermediate-Term Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

ASSET BACKED SECURITIES—1.6%

Consumer Finance—1.6%
$ 65		Americredit Automobile Receivables Trust 1.41%, due 12/12/07	$66
90		MBNA Credit Card Master Note Trust 1.26%, due 12/15/08	90

TOTAL ASSET BACKED SECURITIES (cost $155)			156

CORPORATE BONDS—36.3%

Aerospace & Defense—1.5%
120		Honeywell International, Inc. 7.50%, due 3/01/10	142

Agricultural Products—0.7%
55		Unilever Capital Corp. 7.125%, due 11/01/10	64

Airlines—0.8%
90		United Air Lines 7.73%, due 7/01/10	74

Apparel Retail—0.3%
25		Nordstrom, Inc. 5.625%, due 1/15/09	27

Asset Management & Custody Banks—0.2%
25		Franklin Resources, Inc. 3.70%, due 4/15/08	25

Automobile Manufacturers—1.4%
130		Ford Motor Co. 7.25%, due 10/01/08	141

Brewers—0.6%
55	#	Miller Brewing Co. (144A) 5.50%, due 8/15/13 (acquired 11/19/03) (cost $56,385)	56

Broadcasting & Cable TV—1.4%
135		Comcast Corp. 5.30%, due 1/15/14	135

Computer Hardware—0.9%
85		International Business Machines Corp. 1.29625%, due 9/10/04	85

Construction & Farm Machinery & Heavy Trucks—1.7%
165		John Deere Capital Corp. 1.77%, due 9/17/04	166

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Diversified Banks—3.7%
$145	International Bank for Reconstruction & Development 4.375%, due 9/28/06	$153
45	U.S. Bancorp 3.125%, due 3/15/08	44
80	Wachovia Corp. 5.00%, due 8/15/15	79
75	Wells Fargo Financial, Inc. 6.125%, due 4/18/12	82

Electric Utilities—1.7%
25	Dominion Resources, Inc. 6.25%, due 6/30/12	27
65	PSEG Power 6.95%, due 6/01/12	73
55	Southern California Edison Co. 8.00%, due 2/15/07	63

Fertilizers & Agricultural Chemicals—0.4%
45	Potash Corp. of Saskatchewan, Inc. 4.875%, due 3/01/13	44

Forest Products—0.6%
55	Weyerhaeuser Co. 5.50%, due 3/15/05	57

Gas Utilities—0.7%
65	Kinder Morgan, Inc. 6.75%, due 3/15/11	73

General Merchandise Stores—1.3%
120	Target Corp. 6.35%, due 11/01/32	126

Housewares & Specialties—0.6%
55	Newell Rubbermaid, Inc. 4.625%, due 12/15/09	55

Integrated Oil & Gas—1.2%
75	Pemex Project Funding Master Trust 9.125%, due 10/13/10	89
25	USX Corp. 6.85%, due 3/01/08	28

Integrated Telecommunications Services—1.7%
40	Verizon Global Funding Corp. 7.375%, due 9/01/12	46
110	Verizon Wireless, Inc. 5.375%, due 12/15/06	117

Investment Banking & Brokerage—1.5%
50	Bear Stearns Cos., Inc. 3.00%, due 3/30/06	51

SEE NOTES TO FINANCIAL STATEMENTS

18

Portfolio of Investments

Safeco Intermediate-Term Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Investment Banking & Brokerage—(continued)
$ 50		Goldman Sachs Group, Inc. 4.125%, due 1/15/08	$51
40		Morgan Stanley Dean Witter Co. 6.60%, due 4/01/12	45

Life & Health Insurance—1.9%
85	#	Jackson National Life Global Funding, LLC (144A) 1.34%, due 3/11/05 (acquired 9/05/02) (cost $85,000)	85
90		Lincoln National Corp. 5.25%, due 6/15/07	96

Movies & Entertainment—0.5%
45		Time Warner, Inc. 6.75%, due 4/15/11	50

Multi-Utilities & Unregulated Power—1.1%
100		Avista Corp. 7.75%, due 1/01/07	111

Other Diversified Financial Services—2.3%
120		General Electric Capital Corp. 5.45%, due 1/15/13	125
40		Household Finance Corp. 7.875%, due 3/01/07	46
55		Lehman Brothers Holdings, Inc. 4.375%, due 11/30/10	55

Regional Banks—1.0%
100		Amsouth Bank NA 4.85%, due 4/01/13	99

Soft Drinks—0.6%
55		Bottling Group, LLC 5.00%, due 11/15/13	56

Specialized Finance—3.6%
80		American Express Co. 4.875%, due 7/15/13	80
150		General Motors Acceptance Corp. 6.125%, due 9/15/06	161
90		National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	105

Thrifts & Mortgage Finance—1.8%
105		Countrywide Home Loans, Inc. 3.50%, due 12/19/05	108
65		Washington Mutual Bank Corp. 5.50%, due 1/15/13	67

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Wireless Telecommunication Services—0.6%
$ 55	Vodafone Group, plc (ADR) 5.00%, due 12/16/13	$55

TOTAL CORPORATE BONDS (cost $3,410)		3,517

COLLATERALIZED MORTGAGE OBLIGATIONS—4.1%

Commercial—0.6%
52	Asset Securitization Corp. 7.32%, due 1/13/30	54

Residential—1.4%
140	Washington Mutual, Inc. 4.10694%, due 10/25/33	138

U.S. Government Agency Obligations—2.1%
195	Freddie Mac 6.00%, due 4/15/32	204

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $400)		396

U.S. GOVERNMENT AGENCY—MORTGAGE BACKED SECURITIES—32.9%

Federal Home Loan Mortgage Corporation (FHLMC)—1.5%
139	6.50%, due 1/01/29	146

Federal National Mortgage Association (FNMA)—30.1%
399	4.816%, due 12/01/12	409
394	5.00%, due 12/01/17	402
239	5.00%, due 3/01/33	237
404	5.50%, due 9/01/17	419
355	5.50%, due 2/01/18	369
143	5.50%, due 7/01/23	146
16	6.00%, due 1/01/29	16
32	6.00%, due 9/01/29	33
142	6.00%, due 8/01/32	147
188	6.00%, due 3/01/33	194
27	6.50%, due 1/01/15	29
123	6.50%, due 7/01/29	129
36	7.00%, due 3/01/12	39
19	8.00%, due 4/01/08	21
25	8.00%, due 4/01/20	27
29	8.00%, due 2/01/29	32
23	8.00%, due 2/01/30	25
8	8.00%, due 2/01/30	9
12	8.00%, due 4/01/30	13
8	8.00%, due 7/01/30	8
11	8.00%, due 10/01/30	12
11	8.00%, due 1/01/31	12

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

19

Portfolio of Investments

Safeco Intermediate-Term Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Federal National Mortgage Association (FNMA)—(continued)
$168	8.00%, due 3/01/31	$182
5	8.00%, due 5/01/31	5
Government National Mortgage Association (GNMA)—1.3%
39	6.00%, due 8/15/13	42
9	6.00%, due 4/15/14	9
33	7.00%, due 4/15/28	36
25	7.00%, due 8/15/28	27
16	7.75%, due 11/15/29	17

TOTAL U.S. GOVERNMENT AGENCY— MORTGAGE BACKED SECURITIES (cost $3,139)		3,192

U.S. GOVERNMENT & AGENCY OBLIGATIONS—22.9%

U.S. Government Agency Obligations—4.7%
130	Federal Home Loan Bank (Unsecured Bond) 3.625%, due 11/14/08	131
65	Federal Home Loan Bank (Unsecured Bond) 3.875%, due 6/14/13	61
55	Federal Home Loan Mortgage Corp. (Unsecured Note) 3.34%, due 6/09/10	53
60	Federal Home Loan Mortgage Corp. (Unsecured Note) 3.50%, due 2/13/08	61
165	Federal Home Loan Mortgage Corp. (Unsecured Note) 4.00%, due 6/12/13	154

U.S. Treasury Notes—18.2%
43	2.625%, due 11/15/06	43
165	3.50%, due 11/15/06	170
65	4.875%, due 2/15/12	69
465	6.00%, due 8/15/09	527
310	6.50%, due 11/15/26	365
130	9.25%, due 2/15/16	187
340	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	406

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $2,205)		2,227

MUNICIPAL BONDS—1.1%

Electric Utilities—1.1%
105	California State Department of Water Resources Supply Revenue 4.33%, due 5/01/06	108

TOTAL MUNICIPAL BONDS (cost $105)		108

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—3.5%

Investment Companies
$ 34	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$34
305	State Street Navigator Securities Lending Prime Portfolio **	305

TOTAL CASH EQUIVALENTS (cost $339)		339

TOTAL INVESTMENTS (cost $9,753)—102.4%		9,935

Other Assets, less Liabilities		(232)

NET ASSETS		$9,703

**	Represents invested collateral received related to $300,034 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost of such securities is $141,385 and the total value is $141,000 or 1.5% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

20

Report From the Fund Managers

Safeco California Tax-Free Income Fund

As of December 31, 2003

Stephen Bauer Mary Metastasio

How did the Fund perform?

For the year ending December 31, 2003, the Safeco California Tax-Free Income Fund underperformed the Lehman Brothers Long Municipal Bond Index.

One year ago the bond markets were looked at with a mix of fear and loathing. Prevailing opinions were that the economic recovery was only moments away and that meant that inflationary pressures would mount, the Federal Reserve would raise short-term interest rates and bond prices would plummet. Somehow that didn’t happen. Although 2003 did not match the returns of 2002, it was still a good year for the Safeco California Tax-Free Income Fund. The Fund had a total return above the average California fund return according to Lipper.

Much of the credit for a good year goes to the fourth quarter when the market rebounded by 40 basis points of the 60 it lost during the summer. This market strength was largely due to the statement by the Federal Reserve that they were not going to raise rates “for a considerable period.”

What factors impacted the Fund’s performance?

At the start of 2003, tax-exempt bonds were very cheap. Long-term municipal yields were the same as long term Treasury yields. In spite of a very heavy new issue calendar, tax-exempts outperformed Treasury bonds significantly. While both 10-year and 30-year municipal yields declined 10 to 15 basis points during the year, Treasury yields rose 25 to 40 basis points. At year-end 2003, long-term munis were still yielding a very attractive 91% of Treasuries. In 2003, California municipal bond funds again underperformed general market funds, although the margin was narrower. The average California fund returned only 4.23% for 2003, 51 basis points less than the average general market fund. This was a huge improvement from last year’s 156 basis point shortfall and there are signs that the California market has bottomed out. In the fourth quarter, Cal funds outperformed general municipal funds by 28 basis points. If the economy continues to grow as it has recently, tax revenues for the State should rebound strongly and set the stage for a recovery in the California municipal market.

What changes did you make to the Fund and why?

During 2003 the net assets of the Fund declined from $95 million to $87 million so much of the activity was centered on raising cash for redemptions. We used this as an opportunity to reduce the number of bonds with shorter call features. We reduced by $10 million the par amount of bonds callable before 2010 and all new purchases had at least 10 years of call protection. It is very important to maintain call protection to ensure the best possible total return for the Fund in a variety of interest rate environments.

We also took advantage of the market sell-off during the summer to do two tax swaps. This involves the simultaneous sale and purchase of two similar bonds for the purpose of recognizing a loss for tax purposes. The resulting loss can offset taxable capital gains from the current or a future year, thereby reducing the tax impact to shareholders.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

21

Report From the Fund Managers

Safeco California Tax-Free Income Fund

As of December 31, 2003

Stephen Bauer—Portfolio Manager

B.S.—Microbiology; University of Washington (1967), M.B.A.—Finance; University of Washington (1971)

Steve began his investment career with Safeco Asset Management as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named vice president of Safeco Insurance Companies in 1979. He was promoted to assistant treasurer of Safeco Corporation in 1984 and was named to his present position in 1995. Steve has 32 years of investment experience.

Mary Metastasio—Portfolio Manager

B.A.—Dramatic Art; Whitman College (1973), M.B.A.—Finance/Accounting; University of Washington (1980)

Mary began her investment career with Safeco Asset Management in 1985 as a securities analyst. Currently, Mary is the co-portfolio manager for the Safeco Tax-Free Money Market Fund, the Safeco Intermediate-Term Municipal Bond Fund, the Safeco California Tax-Free Income Fund and the Safeco Municipal Bond Fund. She also manages portfolios for Safeco Trust Company. Mary has a total of 18 years of investment experience, including 15 years as a portfolio manager.

22

Performance Overview & Highlights

Safeco California Tax-Free Income Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year

Safeco California Tax-Free Income Fund	4.97%	5.10%	5.96%
Lehman Brothers Long Municipal Bond Index	6.13%	5.95%	6.40%
Lipper, Inc. (California Municipal Bond Funds)	4.23%	4.61%	5.30%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	4.41%
Weighted Average Maturity	24.75 years

TOP FIVE TYPE OF BONDS	Percent of Net Assets

Hospital	17.8%
Utilities (Water)	11.6
Lease Rental	9.9
University Revenue	9.4
Utilities (Electric)	7.4

TOP FIVE HOLDINGS	Percent of Net Assets

Alameda Corridor Transportation Authority Revenue	5.7%
Duarte California Certificates of Participation (City of Hope Medical Center)	5.5
California Health Facilities Financing Authority Health Facility Health Facility Revenue (Cedars Sinai Medical Center)	5.5
San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	5.1
State of California General Obligation Bonds	4.8

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

23

Portfolio of Investments

Safeco California Tax-Free Income Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MUNICIPAL BONDS*—97.7%
$5,000	Alameda Corridor Transportation Authority Revenue 4.75%, due 10/01/25 [MBIA]	$5,014
2,000	California Health Facilities Financing Authority Revenue (Adventist Health System) 5.00%, due 3/01/33	1,906
4,500	California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center) 6.25%, due 12/01/34	4,785
2,990	California State Department of Water Resources Power Supply Revenue 5.25%, due 5/01/20	3,118
3,000	California State University Fresno Association Revenue 6.00%, due 7/01/26	3,111
2,000	California State University Fresno Association Revenue 6.00%, due 7/01/31	2,079
2,645	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	2,648
1,475	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	1,476
4,000	Central California Joint Powers Health Finance Authority 6.00%, due 2/01/30	4,069
20	Concord Redevelopment Agency Tax Allocation Central Concord Redevelopment Project 8.00%, due 7/01/18 [BIG]	21
1,000	Contra Costa Water District Water Revenue 4.50%, due 10/01/27 [FSA]	980
5,000	Duarte California Certificates of Participation City of Hope Medical Center 5.25%, due 4/01/31	4,839
2,100	Fresno Joint Powers Financing Authority Lease Revenue Exhibition Hall Expansion Project 4.75%, due 9/01/28 [AMBAC]	2,102
2,000	Los Angeles California Unifed School District 5.00%, due 1/01/28 [MBIA]	2,056
2,000	Los Angeles California Wastewater System Revenue 5.00%, due 6/01/29 [FGIC]	2,050

PRINCIPAL AMOUNT (000’s)			Value (000’s)

$1,200	†	Los Angeles Convention and Exhibition Center Authority Certificates of Participation 9.00%, due 12/01/20 (Prerefunded 12/01/05 @ 100)	$1,370
3,000		Los Angeles County California Certificates of Participation (Disney Parking Refund Project) 4.75%, due 3/01/23 [AMBAC]	3,028
2,450		Los Angeles Department of Water and Power Waterworks Revenue 4.25%, due 10/15/34 [MBIA]	2,280
3,585		Metropolitan Water District of Southern California Waterworks Revenue 5.00%, due 7/01/37	3,636
1,180		Pomona Unified School District General Obligation 6.55%, due 8/01/29 [MBIA]	1,491
4,195		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	4,185
705	†	Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23 (Prerefunded 1/01/04 @ 102)	719
1,000		Sacramento City Financing Authority Revenue 5.00%, due 12/01/32 [AMBAC]	1,020
2,500		Sacramento City Unified School District General Obligation 4.75%, due 7/01/29 [FGIC]	2,502
2,500		San Bernardino County Certificates of Participation (Medical Center Financing Project) 5.50%, due 8/01/24	2,530
5,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	4,494
2,600		San Jose Airport Revenue 5.00%, due 3/01/31 [FGIC]	2,637
3,000		San Jose Redevelopment Agency (Merged Area Redevelopment Project Tax Allocation) 4.75%, due 8/01/22	3,002
1,335		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	1,338

SEE NOTES TO FINANCIAL STATEMENTS

24

Portfolio of Investments

Safeco California Tax-Free Income Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

$2,000	Southern California Public Power Authority Power Project Revenue (Magnolia Power Project) 5.00%, due 7/01/33 [AMBAC]	$2,051
4,500	State of California General Obligation Bonds 4.75%, due 4/01/29	4,211
3,000	University of California Revenue 5.00%, due 5/15/36 [AMBAC]	3,075
1,750	West Kern County Water District Certificates of Participation 5.625%, due 6/01/31	1,789

TOTAL MUNICIPAL BONDS (cost $78,879)		85,612

CASH EQUIVALENTS—0.9%
737	SEI Tax-Exempt Institutional Tax-Free Portfolio	737

TOTAL CASH EQUIVALENTS (cost $737)		737

TOTAL INVESTMENTS ($79,616)—98.6%		86,349

Other Assets, less Liabilities		1,245

NET ASSETS		$87,594

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the net assets they guarantee at the period end are as follows:

Municipal Bond Investors Assurance Corp. [MBIA]	17.1%
Financial Guaranty Insurance Corp. [FGIC]	8.2
AMBAC Indemnity Corp. [AMBAC]	12.9
Financial Security Assurance, Inc. [FSA]	1.1

39.3%

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

25

Report From the Fund Managers

Safeco Municipal Bond Fund

As of December 31, 2003

Stephen Bauer Mary Metastasio

How did the Fund perform?

The Safeco Municipal Bond Fund underperformed the Lehman Brothers Long Municipal Bond Index for the year ending December 31, 2003.

One year ago the bond markets were looked at with a mix of fear and loathing. Prevailing opinions were that the economic recovery was only moments away and that meant that inflationary pressures would mount, the Federal Reserve would raise short-term interest rates and bond prices would plummet. Somehow that didn’t happen. Although 2003 did not match the double digit returns of 2002, it was still a good year for the Safeco Municipal Bond Fund. The Fund had a total return substantially above the average municipal fund return, according to Lipper.

Much of the credit for a good year goes to the fourth quarter when the market rebounded by 40 basis points of the 60 it lost during the summer. This market strength was largely due to the statement by the Federal Reserve that they were not going to raise rates “for a considerable period.”

What factors impacted the Fund’s performance?

At the start of 2003, tax-exempt bonds were very cheap. Long-term municipal yields were the same as long-term Treasury yields. In spite of a very heavy new issue calendar, tax-exempts outperformed Treasury bonds significantly. While both 10-year and 30-year municipal yields declined 10 to 15 basis points during the year, Treasury yields rose 25 to 40 basis points. At year-end 2003, long-term munis were still yielding a very attractive 91% of Treasuries.

In an unchanging market, income is king. During 2003, the Safeco Municipal Bond Fund added to its holdings of uninsured bonds, thereby adding significant yield. Although the Fund is still dominated by AAA-rated holdings (48%), the judicious addition of A-rated and BBB-rated issues can enhance the yield of the Fund while limiting risk through diversification. During the year we added $40 million of these bonds which on average yielded 50 basis points more than insured bonds. Although these bonds are called medium grade by the rating agencies, their long term credit history is excellent.

What changes did you make to the Fund and why?

A major factor during all of 2003 was California. Because of its fiscal troubles, the state saw its bonds downgraded repeatedly and subsequently traded much cheaper than ever before. Although affected only slightly by the fiscal problems of the state, local issuers found that their bonds traded more cheaply than before because of the state’s problems. We feel strongly that the state of California will survive its crisis and return to its previous highly-rated status. At that time its bonds will once again trade at yields at or below those of other state issuers. We feel this is an important opportunity to add yield to the Fund while simultaneously providing the ability to outperform the market in the years ahead. At the end of 2003 the Muni Bond Fund held $118 million (20.5% of net assets) in bonds from the state of California compared to $52 million (9.0%) at the start of the year.

26

Report From the Fund Managers

Safeco Municipal Bond Fund

As of December 31, 2003

As mentioned above, we also increased the Fund’s commitment to medium-grade securities, many of them in the state of California. This category included California general obligation bonds: Adventist Hospital, Puerto Rico Electric Authority and Golden State Tobacco bonds.

Stephen Bauer—Portfolio Manager

B.S.—Microbiology; University of Washington (1967), M.B.A.—Finance; University of Washington (1971)

Steve began his investment career with Safeco Asset Management as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named vice president of Safeco Insurance Companies in 1979. He was promoted to assistant treasurer of Safeco Corporation in 1984 and was named to his present position in 1995. Steve has 32 years of investment experience.

Mary Metastasio—Portfolio Manager

B.A.—Dramatic Art; Whitman College (1973), M.B.A.—Finance/Accounting; University of Washington (1980)

Mary began her investment career with Safeco Asset Management in 1985 as a securities analyst. Currently, Mary is the co-portfolio manager for the Safeco Tax-Free Money Market Fund, the Safeco Intermediate-Term Municipal Bond Fund, the Safeco Municipal Bond Fund and the Safeco California Tax-Free Income Fund. She also manages portfolios for Safeco Trust Company. Mary has a total of 18 years of investment experience, including 16 years as a portfolio manager.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

27

Performance Overview & Highlights

Safeco Municipal Bond Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year

Safeco Municipal Bond Fund	5.96%	5.69%	5.97%
Lehman Brothers Long Municipal Bond Index	6.13%	5.95%	6.40%
Lipper, Inc. (General Municipal Bond Funds)	4.76%	4.53%	4.99%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	4.01%
Weighted Average Maturity	22.74 years

TOP FIVE HOLDINGS	Percent of Net Assets

San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	3.9%
Indiana State Development Finance Authority Environmental Revenue	3.6
Massachusetts State Housing Finance Agency (Series B)	3.6
Los Angeles California Unified School District	2.7
West Virginia State Hospital Finance Authority (Charleston Area Medical Center)	2.6

TOP FIVE STATES	Percent of Net Assets

California	20.5%
Texas	7.5
Illinois	6.8
New York	5.6
Massachusetts	5.5
CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

28

Portfolio of Investments

Safeco Municipal Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS*—95.4%

Alabama—1.0%
$ 1,590		Alabama State University Revenue (General Tuition & Fee) 5.25%, due 3/01/28	$1,663
3,855	†	Jefferson County Sewer Revenue 4.75%, due 2/01/38 [FGIC] (Prerefunded 8/01/12 @ 100)	4,281

Alaska—0.9%
5,000		Alaska Housing Finance Corp. 5.00%, due 12/01/39	5,045

Arizona—2.3%
7,800		Phoenix Civic Improvement Corp. Wastewater System Lease Revenue 4.75%, due 7/01/23	7,840
5,000		Scottsdale Industrial Development Authority Hospital Revenue 5.80%, due 12/01/31	5,203

California—20.5%
4,000		California Health Facilities Financing Authority Revenue (Adventist Health System) 5.00%, due 3/01/33	3,813
8,000		California Infrastructure & Economic Development Bank Revenue (Bay Area Toll Bridge) 5.00%, due 7/01/36 [AMBAC]	8,221
15,020		Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue 5.50%, due 6/01/43	14,623
15,000		Los Angeles California Unified School District 5.00%, due 1/01/28 [MBIA]	15,421
3,550	†	Northern California Power Agency Geothermal Project Revenue 5.00%, due 7/01/09 (Prerefunded 7/01/08 @ 100)	3,892
11,995		Pittsburg Redevelopment Agency Los Medanos Community Development Project Tax Allocation 5.80%, due 8/01/34 [FSA]	13,338
1,715		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	1,711
285	†	Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23 (Prerefunded 1/01/04 @ 102)	291

PRINCIPAL AMOUNT (000’s)			Value (000’s)

California—(continued)
$ 7,010		San Joaquin County Public Facilities Financing Corp. Certificates of Participation Capital Facilities Project 4.75%, due 11/15/19 [MBIA]	$7,072
25,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	22,469
3,165		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	3,172
5,000		State of California General Obligation Bonds 5.00%, due 11/01/30	5,091
7,500		State of California General Obligation Bonds 5.00%, due 2/01/32	7,293
5,000		University of California Revenue 5.00%, due 5/15/28 [AMBAC]	5,140
6,000		University of California Revenue 5.00%, due 5/15/33 [AMBAC]	6,150

Colorado—3.2%
13,000		Colorado Springs Hospital Revenue 6.375%, due 12/15/30	14,017
4,000		University of Colorado Hospital Authority Revenue 5.60%, due 11/15/31	4,066

Florida—3.2%
8,000		Escambia County Health Facilities Authority Revenue (Ascenson Health Credit Group) 5.25%, due 11/15/32	8,078
2,750		Mid-Bay Bridge Authority Revenue 6.05%, due 10/01/22	2,865
7,500		Tallahassee Florida Health Facilities Revenue (Tallahassee Memorial Healthcare, Inc.) 6.375%, due 12/01/30	7,270

Georgia—1.2%
6,750	†	Atlanta Water and Sewage Revenue 4.50%, due 1/01/18 (Prerefunded 1/01/04 @ 100)	6,750

Illinois—6.8%
9,000		Chicago General Obligation 5.50%, due 1/01/35 [FGIC]	9,589
2,000		Chicago Illinois Sales Tax Revenue 5.375%, due 1/01/27 [FGIC]	2,085

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

29

Portfolio of Investments

Safeco Municipal Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Illinois—(continued)
$10,000		Illinois Educational Facilities Authority Student Housing Revenue 6.25%, due 5/01/30	$10,283
10,000		Metropolitan Pier and Exposition Authority Dedicated State Tax McCormick Place Expansion Project 5.25%, due 6/15/42 [MBIA]	10,410
5,000	†	Metropolitan Pier and Exposition Authority McCormick Place Convention Complex Hospitality Facilities Revenue 7.00%, due 7/01/26 (Escrowed to Maturity)	6,644

Indiana—5.2%
20,550		Indiana State Development Finance Authority Environmental Revenue 5.60%, due 12/01/32	20,559
6,450	†	Indianapolis Gas Utility System Revenue 4.00%, due 6/01/11 [FGIC] (Escrowed to Maturity)	6,875
2,500		St. Joseph County Hospital Health System Revenue 4.50%, due 8/15/18 [MBIA]	2,519

Iowa—0.0%
250		Marshalltown Pollution Control Revenue (Iowa Electric Light and Power Co. Project) 5.50%, due 11/01/23 [MBIA]	256

Kentucky—0.4%
2,000		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.625%, due 10/01/28	2,095

Maryland—2.6%
3,400	†	Baltimore Project and Revenue Prerefunded (Water Projects) 5.00%, due 7/01/24 [FGIC] (Escrow to Maturity)	3,636
1,725		Baltimore Project and Revenue Unrefunded (Water Projects) 5.00%, due 7/01/24 [FGIC]	1,850
5,000		Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 4.75%, due 7/01/23 [FGIC]	5,007

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Maryland—(continued)
$ 4,000	Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 6.75%, due 7/01/30	$4,553

Massachusetts—5.5%
5,250	Massachusetts Bay Transportation Authority System Revenue 4.50%, due 3/01/26 [MBIA]	5,044
5,740	Massachusetts Housing Finance Agency Housing Revenue 6.20%, due 7/01/38 [AMBAC]	6,016
20,000	Massachusetts State Housing Finance Agency (Series B) 5.40%, due 12/01/28 [MBIA]	20,529

Michigan—2.0%
4,250	Detroit Water Supply System Revenue 4.75%, due 7/01/19 [FGIC]	4,309
5,000	Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) 5.25%, due 11/15/26	5,072
1,000	North Muskegon Michigan Public School District General Obligation 5.25%, due 5/01/28	1,048
1,210	North Muskegon Michigan Public School District General Obligation 5.25%, due 5/01/33	1,265

Minnesota—0.9%
5,000	Minneapolis Health Care System Revenue (Allina Health) 5.75%, due 11/15/32	5,238

Mississippi—1.0%
5,500	Harrison County Wastewater Management and Solid Waste Revenue 4.75%, due 2/01/27 [FGIC]	5,530

Missouri—0.7%
3,000	Missouri Health and Education Facilities Authority Educational Facilities Revenue 4.75%, due 11/15/37	2,996
1,000	Missouri State Health and Education Facilities Authority Revenue (SSM Healthcare) 5.25%, due 6/01/28 [AMBAC]	1,045

SEE NOTES TO FINANCIAL STATEMENTS

30

Portfolio of Investments

Safeco Municipal Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

New Mexico—0.4%
$ 2,130		Farmington Collateralized Pollution Control Revenue (Tucson Gas and Electric Co.) 6.10%, due 1/01/08	$2,133

New York—5.6%
900		Long Island Power Authority Electric System Revenue 5.125%, due 12/01/22 [FSA]	942
3,820		Metropolitan Transportation Authority New York Dedicated Tax Fund 4.75%, due 4/01/28 [FGIC]	4,230
5,500		New York Dormitory Authority State University Educational Facilities Revenue 5.25%, due 5/15/15	6,142
2,975		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11	3,596
1,425	†	New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11 (Prerefunded 5/15/09 @ 100)	1,787
5,250		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/13	6,804
6,050		Port Authority New York & New Jersey Consolidated Revenue 4.375%, due 10/01/33 [FGIC]	5,842
3,000		Triborough Bridge and Tunnel Authority Revenue 5.00%, due 11/15/32	3,056

North Carolina—2.3%
12,000		North Carolina Eastern Municipal Power Agency Power System Revenue 6.00%, due 1/01/22	13,247

North Dakota—0.6%
3,000		Grand Forks North Dakota Health Care System Revenue (Altru Health System) 7.125%, due 8/15/24	3,275

Oklahoma—1.2%
5,590		McGee Creek Authority Water Revenue 6.00%, due 1/01/23 [MBIA]	6,783

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Pennsylvania—1.8%
$ 5,000		Pennsylvania State Higher Educational Facilities Authority Revenue (UPMC Health System) 6.00%, due 1/15/31	$5,298
5,000		Southeastern Pennsylvania Transportation Authority (Series A) 4.75%, due 3/01/29 [FGIC]	5,027

Puerto Rico—0.9%
5,000		Puerto Rico Electric Power Authority Power Revenue 5.125%, due 7/01/29	5,143

South Carolina—4.2%
15,000		Piedmont Municipal Power Agency South Carolina Electric Revenue 5.25%, due 1/01/21	14,749
7,500	†	South Carolina Jobs—Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 7.375%, due 12/15/21 (Prerefunded 12/15/10 @ 102)	9,588

Tennessee—1.3%
7,000		Greenville County Building Equity General Obligation 5.50%, due 12/01/28	7,378

Texas—7.5%
3,750		Austin Combined Utility Revenue 4.25%, due 5/15/28 [MBIA]	3,502
10,000		Austin Combined Utility System Revenue 12.50%, due 11/15/07 [MBIA]	13,616
3,000		Houston Independent School District General Obligation 4.75%, due 2/15/22 [PSF]	3,035
13,300		Hurst-Euless-Bedford Texas Independed School District General Obligation Unlimited Tax Refund 4.50%, due 8/15/25 [PSF]	12,995
10	†	Lower Colorado River Authority Junior Lien Revenue 5.625%, due 1/01/17 [FSA] (Prerefunded 1/01/15 @ 100)	12
5,350		North East Texas School District General Obligation 4.50%, due 10/01/28 [PSF]	5,150
4,500		San Antonio Electric & Gas Revenue 4.50%, due 2/01/21	4,494

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

31

Portfolio of Investments

Safeco Municipal Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Utah—0.8%
$ 4,635		Weber County Utah Hospital Revenue (IHC Health Services) 5.00%, due 8/15/30 [AMBAC]	$4,717

Virginia—2.8%
2,500		Loudoun County Sanitation Authority Water and Sewer Revenue 4.75%, due 1/01/30 [MBIA]	2,519
2,500		Richmond Public Utility Revenue 5.00%, due 1/15/33 [FSA]	2,560
7,000		Virginia Housing Development Authority 4.95%, due 1/01/43	7,068
3,500		Virginia Public School Authority 5.00%, due 8/01/20	3,694

Washington—5.4%
700		CDP-King County III Lease Revenue (King Street Center Project) 5.25%, due 6/01/26 [MBIA]	721
5,055		Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18	6,148
2,200	†	Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18 (Prerefunded 9/01/06 @ 106)	2,725
2,500		King County Housing Authority Pooled Housing Revenue 6.80%, due 3/01/26	2,591
2,255		King County Public Hospital District #1 Hospital Facilities Revenue (Valley Medical Center) 5.50%, due 9/01/17 [AMBAC]	2,266
3,100		Seattle Housing Authority Low Income Housing Revenue (Mt. Zion Project) 6.60%, due 8/20/38	3,406
6,290		Vancouver Washington Housing Authority Revenue (Springbrook Square) 5.65%, due 3/01/31	6,004
7,000		Washington State General Obligation 4.50%, due 7/01/23 [FSA]	6,902

PRINCIPAL AMOUNT (000’s)			Value (000’s)

West Virginia—3.2%
$ 2,945		West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30	$3,217
12,055	†	West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30 (Prerefunded 9/01/10 @101)	14,952

TOTAL MUNICIPAL BONDS (cost $488,793)			546,542

CASH EQUIVALENTS—3.2%
18,549		Federated Tax-Free Obligation Fund—Institutional Shares	18,549

TOTAL CASH EQUIVALENTS (cost $18,549)			18,549

TOTAL INVESTMENTS (cost $507,342)—98.6%			565,091

Other Assets, less Liabilities			7,993

NET ASSETS			$573,084

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the net assets they guarantee at the period end are as follows:

AMBAC Indemnity Corp. [AMBAC]	5.8%
Financial Guaranty Insurance Corp. [FGIC]	10.2
Financial Security Assurance, Inc. [FSA]	4.1
Municipal Bond Investors Assurance Corp. [MBIA]	15.4
Texas Permanent School Fund [PSF]	3.7

39.2%

SEE NOTES TO FINANCIAL STATEMENTS

32

Report From the Fund Managers

Safeco Intermediate-Term Municipal Bond Fund

As of December 31, 2003

Mary Metastasio Stephen Bauer

How did the Fund perform?

For the year ending December 31, 2003, the Safeco Intermediate-Term Municipal Bond Fund underperformed its benchmark index, the Lehman 7-year Municipal Bond Index. This index is a point of reference—a very useful one—but something that cannot be replicated in the real world. It is made up of 5,449 issues, and has no expenses.

What factors impacted the Fund’s performance?

The intermediate municipal bond market was very strong during 2003. It moved steadily up during the first half of the year, fell in July, and then moved up again through the end of the year. The yield on the Lehman 7-year Municipal Bond Index finished the year about 19 basis points lower than it started, reflecting this improvement.

What changes did you make to the Fund and why?

We made no major changes to the Fund during the past 12 months. We like to maintain an average maturity of the Fund at about seven years, and at year-end, we were at 7.12 years. With that in mind, we seek to make the best trades we can by taking advantage of relative values in certain states and sectors of the markets. Buying low and selling high is not reserved for the equity market.

During the past 12 months, we found there to be value in the California market. The state’s general obligation bonds have traded very cheaply, and other issues in California were at times dragged down with the state’s credit. We bought bonds issued by both the state and by the Los Angeles School District for the portfolio. We also bought two hospital issues during the year: Escambia County, Florida (Ascension Health) and South Carolina Jobs Economic Development (Palmetto Health). The hospital market tends to trade cheaply and can present some opportunities for the careful shopper. Other purchases during the year were in the utility sector, where we bought issues backed by the corporate utilities PacifiCorp and PG&E, as well as North Carolina Eastern Municipal Power, a municipal credit.

We sold bonds issued by the District of Columbia for George Washington University, Cypress-Fairbanks, Texas Independent School District, the Alaska State Housing Finance Corporation, and some Chicago, Illinois revenue bonds for O’Hare Airport.

Mary Metastasio—Portfolio Manager

B.A.—Dramatic Art; Whitman College (1973), M.B.A.—Finance/Accounting; University of Washington (1980)

Mary began her investment career with Safeco Asset Management in 1985 as a securities analyst. Currently, Mary is the co-portfolio manager for the Safeco Tax-Free Money Market Fund, the Safeco Intermediate-Term Municipal Bond Fund, the Safeco California Tax-Free Income Fund and the Safeco Municipal Bond Fund. She also manages portfolios for Safeco Trust Company. Mary has a total of 18 years of investment experience, including 16 years as a portfolio manager.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

33

Report From the Fund Managers

Safeco Intermediate-Term Municipal Bond Fund

As of December 31, 2003

Stephen Bauer—Portfolio Manager

B.S.—Microbiology; University of Washington (1967), M.B.A.—Finance; University of Washington (1971)

Steve began his investment career with Safeco Asset Management as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named vice president of Safeco Insurance Companies in 1979. He was promoted to assistant treasurer of Safeco Corporation in 1984 and was named to his present position in 1995. Steve has 32 years of investment experience.

34

Performance Overview & Highlights

Safeco Intermediate-Term Municipal Bond Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year

Safeco Intermediate-Term Municipal Bond Fund	4.78%	4.91%	4.96%
Lehman Brothers 7-Year Municipal Bond Index	5.45%	5.92%	5.86%
Lipper, Inc. (Intermediate Municipal Bond Funds)	4.01%	4.87%	5.08%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day)	2.88%
Weighted Average Maturity	7.12 years

TOP FIVE HOLDINGS	Percent of Net Assets

New York State Housing Finance Agency Health Facilities Revenue	4.3%
Tempe Arizona Unified High School District #213 General Obligation	3.8
Ohio State Building Authority Adult Correction	3.4
Michigan State Trunk Line Revenue	3.4
Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation	3.4

TOP FIVE STATES	Percent of Net Assets

Washington	12.0%
Illinois	11.8
New York	11.0
Texas	10.2
South Carolina	6.5

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

35

Portfolio of Investments

Safeco Intermediate-Term Municipal Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS*—98.2%

Alabama—3.3%
$500		Southeast Alabama Gas District System Revenue (Series A) 5.30%, due 6/01/12 [AMBAC]	$562

Arizona—3.8%
600		Tempe Arizona Unified High School District #213 General Obligation 4.50%, due 7/01/11 [FGIC]	642

California—5.4%
300		Los Angeles California Unified School District Unlimited General Obligation 4.50%, due 7/01/10 [FSA]	329
285	†	Sacramento Municipal Utility District Electric Revenue (Series A) 5.50%, due 2/01/11 (Escrowed to Maturity)	319
250		State of California General Obligation Bonds 5.00%, due 11/01/13	267

Florida—3.3%
500		Escambia County Health Facilities Authority Revenue (Ascenson Health Credit Group) 5.25%, due 11/15/11	551

Illinois—11.8%
500	†	Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation 5.25%, due 12/01/10 (Escrowed to Maturity)	575
500		Chicago Tax Increment Jr Lein South Redevelopment Revenue 5.00%, due 11/15/10 [ACA]	539
500		Illinois Educational Facilities Authority Student Housing Revenue (Educational Advancement Fund) 5.50%, due 5/01/12	521
350		Joliet Waterworks and Sewage Revenue 7.00%, due 1/01/05 [FGIC]	359

Kentucky—3.2%
500		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.25%, due 10/01/12	533

Maine—2.0%
300		Maine Municipal Bond Bank 5.00%, due 11/01/09 [FSA]	333

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Massachusetts—2.7%
$400		Massachusetts Water Resources Authority General Revenue 5.25%, due 12/01/08	$450

Michigan—6.1%
500		Michigan State Trunk Line Revenue 5.50%, due 11/01/10 [FSA]	578
400		Wayne Charter County Airport Revenue (Series C) 5.00%, due 12/01/12 [FGIC]	444

Montana—3.1%
500		Forsyth Pollution Control Revenue 5.20%, due 5/01/33	517

New York—11.0%
500		Metropolitan Transportation Authority New York State Service Contract 5.50%, due 7/01/14	571
700		New York State Housing Finance Agency Health Facilities Revenue 6.375%, due 11/01/04	730
500		New York Urban Development Corp. Correctional and Youth Facilities Revenue 5.00%, due 1/01/17	543

North Carolina—3.3%
500		North Carolina Eastern Municipal Power Agency Power System Revenue 5.50%, due 1/01/14	549

Ohio—3.4%
500		Ohio State Building Authority Adult Correction 5.50%, due 10/01/11 [FSA]	581

Oklahoma—0.8%
130	†	Oklahoma Industries Authority Health Facilities Revenue (Sisters of Mercy Health System, St. Louis, Inc.) 5.20%, due 6/01/05 (Escrowed to Maturity)	134

Pennsylvania—3.3%
500		Philadelphia Parking Authority Airport Parking Revenue 4.875%, due 9/01/09 [FSA]	557

South Carolina—6.5%
500		Greenville County School District Installment Purchase Revenue 5.50%, due 12/01/12	565

SEE NOTES TO FINANCIAL STATEMENTS

36

Portfolio of Investments

Safeco Intermediate-Term Municipal Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

South Carolina—(continued)
$500	South Carolina Jobs Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 6.00%, due 8/01/13	$526

Texas—10.2%
250	Austin Combined Utility Systems Revenue 5.80%, due 11/15/06	276
500	Sam Rayburn Municipal Power Agency 5.00%, due 10/01/09	551
300	San Felipe Del Rio Texas Independent School District Unlimited General Obligation 5.00%, due 8/15/12 [PSF]	332
500	Tomball Independent School District General Obligation 5.00%, due 2/15/11 [PSF]	560

Washington—12.0%
360	King County Housing Authority Pooled Housing Revenue 4.70%, due 7/01/08	379
485	King County School District #415 (Kent) Unlimited General Obligation 5.50%, due 6/01/13 [FSA]	560
500	Renton Water and Sewer Revenue 4.40%, due 12/01/15 [FSA]	522
500	Seattle Library Facilities Unlimited General Obligation (Series A) 5.375%, due 12/01/10	565

Wyoming—3.0%
500	Lincoln County Pollution Control Revenue 3.40%, due 1/01/16	497

TOTAL MUNICIPAL BONDS (cost $15,485)		16,517

CASH EQUIVALENTS—0.9%
152	Federated Tax-Exempt Money Market Fund, Inc.	152

TOTAL CASH EQUIVALENTS (cost $152)		152

TOTAL INVESTMENTS (cost $15,637)—99.1%		16,669

Other Assets, less Liabilities		148

NET ASSETS		$16,817

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of net assets they guarantee at the period end are as follows:

Financial Guaranty Insurance Corp. [FGIC]	8.6%
Financial Security Assurance, Inc. [FSA]	20.6
American Capital Access Corp. [ACA]	3.2
AMBAC Indemnity Corp. [AMBAC]	3.4
Texas Permanent School Fund [PSF]	5.3

41.1%

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

37

Report From the Fund Managers

Safeco Money Market Fund

As of December 31, 2003

Lesley Fox Cathleen Beauchamp

How did the Fund perform?

For the year ending December 31, 2003, the Safeco Money Market Fund performed better than the average of its Lipper peers. It also outperformed its Lipper peers for the five-year period. The ten-year performance is in line with the benchmark.

What factors impacted the Fund’s performance?

Mid-year, The Federal Reserve Bank’s Open Market Committee (FOMC) lowered the Federal Funds rate to 1.00%. Statements from its most recent meetings indicated that the rate may remain at this forty-year low for a long time, using the term “considerable period” to describe the likely timeline for keeping the rate stable.

The main reason the Fund outperformed the Lipper peer group is that the Fund holds longer-term corporate bonds purchased at higher yields than currently available in the bond market. Also contributing to the superior returns were the Fund’s holdings of floating-rate notes that reset based on London Inter-Bank Offer Rates (LIBOR), which remain at higher levels than other available money market securities.

What changes did you make to the Fund and why?

Our long-term strategy is to purchase one-year paper when the yields are attractive. Because rates on one-year paper remained relatively low, we have moved to a strategy of “buying on dips”, meaning that we buy paper when the prices temporarily drop. Although we still find the rates relatively unattractive in the one-year area, they still are somewhat higher than short-term commercial paper. Also, the average maturity of the Fund tends to become too short if we don’t purchase any longer paper. With the remaining available cash, we continue to search for the best short-term yield opportunities in floating or fixed rate securities. As always, credit risk in the Fund is managed very conservatively.

Toward the end of the year, we purchased a weekly reset floating rate note with the backing of a bank letter of credit at a very attractive rate. We reduced our allocation of commercial paper from 49% at the end of the third quarter to 35% at the end of the fourth quarter. Commercial paper remains one of the lowest-yielding assets in the prime money markets. With the money from maturing commercial paper we purchased mostly short corporate bonds.

Lesley Fox—Portfolio Manager

B.S.—Finance; University of Utah (1988), M.B.A.—Finance; George Washington University (1992)

Lesley joined Safeco Asset Management in 2000 as a portfolio manager for the Safeco Money Market Fund and Safeco RST Money Market Portfolio. She is also part of the team that manages the Safeco Intermediate-Term U.S. Government Fund. She spent the previous five years managing $3.5 billion in short-term funds for King County. She began her investment career at the Student Loan Marketing Association (SALLIE MAE) in 1989. Lesley has 14 years of investment experience.

38

Report From the Fund Managers

Safeco Money Market Fund

As of December 31, 2003

Cathleen Beauchamp, CFA—Portfolio Manager/Taxable Fixed Income Analyst

B.S.—Nutrition; Washington State University (1983), M.B.A.—Finance & Decision Sciences; Seattle University (1989)

Chartered Financial Analyst designation received (1999)

Cathleen co-manages the Safeco Money Market Fund and the Safeco RST Money Market Portfolio. She has been with Safeco for 13 years, joining the company’s life controllers department in 1990. In 1998, she joined Safeco Asset Management as a fixed-income analyst covering banks, finance, brokers, cable and media. She has 5 years of investment experience.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

39

Performance Overview & Highlights

Safeco Money Market Fund

INVESTOR CLASS

Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year

Safeco Money Market Fund	0.65%	3.24%	3.97%
Lipper, Inc. (Money Market Funds)	0.44%	3.02%	3.95%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Weighted Average Maturity	49 Days	7 Day Yield	0.46%

Portfolio of Investments

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

COMMERCIAL PAPER—35.4%

Consumer Finance—14.3%
$16,000	American Express Credit Corp. 1.06%, due 2/02/04	$15,985
2,250	Cooperative Association of Tractor Dealers 1.10%, due 2/06/04	2,248
5,100	Cooperative Association of Tractor Dealers 1.18%, due 3/11/04	5,088
800	Cooperative Association of Tractor Dealers 1.20%, due 3/01/04	798
800	Cooperative Association of Tractor Dealers 1.20%, due 3/05/04	798
3,400	Cooperative Association of Tractor Dealers 1.20%, due 4/26/04	3,387
5,000	Cooperative Association of Tractor Dealers 1.20%, due 5/04/04	4,979
17,900	Moat Fundings, LLC 1.08%, due 1/23/04	17,888

Diversified Banks—4.8%
17,000	Dexia Delaware LLC 1.06%, due 1/27/04	16,987

Investment Banking & Brokerage—2.8%
10,000	Merrill Lynch & Co., Inc. 1.04%, due 1/30/04	9,992

Other Diversified Financial Services—6.4%
6,000	General Electric Capital Corp. 1.08%, due 1/15/04	5,997

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Other Diversified Financial Services—(continued)
$10,000	General Electric Capital Corp. 1.09%, due 1/06/04	$9,999
7,000	Receivables Capital Corp. 1.08%, due 1/21/04	6,996

Regional Banks—3.3%
12,000	Toronto Dominion Holdings, Inc. 1.08%, due 1/27/04	11,991

Specialized Finance—1.0%
3,492	National Rural Utilities Cooperative Finance Corp. 1.07%, due 1/21/04	3,490

Thrifts & Mortgage Finance—2.8%
10,000	Countrywide Home Loans, Inc. 1.12%, due 1/20/04	9,994

TOTAL COMMERCIAL PAPER (cost $126,617)		126,617

CORPORATE BONDS— 37.8%

Brewers—0.9%
3,150	New Belgium Brewery Co. 1.40%, due 7/01/15 Put Date 1/02/04	3,150

Diversified Banks—4.9%
3,500	Banc One Corp. 7.25%, due 8/15/04	3,624
4,373	Bank of America Corp. 5.75%, due 3/01/04	4,404
2,497	Bank of America Corp. 7.625%, due 6/15/04	2,568

SEE NOTES TO FINANCIAL STATEMENTS

40

Portfolio of Investments

Safeco Money Market Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Diversified Banks—(continued)
$ 4,770		Key Bank 5.80%, due 4/01/04	$4,824
1,680		Nationsbank Corp. 6.125%, due 7/15/04	1,724
550		Nationsbank Corp. 7.75%, due 8/15/04	572

General Merchandise Stores—0.5%
2,100		Racetrac Capital, LLC 1.12%, due 4/01/18 Put Date 1/07/04	2,100

Health Care Facilities—2.3%
8,200		ACTS Retirement-Life Communities, Inc. 1.17%, due 11/15/29 Put Date 1/02/04	8,200

Hotels, Resorts & Cruise Lines—0.7%
2,565		Smuggler’s Notch Management Co. 1.19%, due 9/01/15 Put Date 1/02/04	2,565

Investment Banking & Brokerage—16.1%
8,000	#	Goldman Sachs Group, LP (144A) 1.40%, due 1/11/05 Put Date 1/15/04 (cost $8,000,000)	8,000
705		J.P. Morgan & Co., Inc. 7.625%, due 9/15/04	735
18,710		Lehman Brothers Holdings, Inc. 6.625%, due 4/01/04	18,958
5,500		Merrill Lynch & Co., Inc. 5.55%, due 5/21/04	5,591
1,503		Merrill Lynch & Co., Inc. 6.00%, due 11/15/04	1,561
21,142		Morgan Stanley Dean Witter Co. 5.625%, due 1/20/04	21,189
1,513		Salomon Smith Barney Holdings, Inc. 7.00%, due 3/15/04	1,531

Other Diversified Financial Services—1.1%
725		American Express Co. 6.75%, due 6/23/04	744
1,100		Commercial Credit Co. 6.50%, due 8/01/04	1,133
1,000		General Electric Capital Corp. 1.27%, due 4/22/04	1,000
1,000		General Electric Capital Corp. 1.36063%, due 10/25/04	1,001

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Real Estate Management & Development—3.8%
$ 8,075	Loft Quest, LLC 1.25%, due 6/01/27 Put Date 1/02/04	$8,075
5,500	SF Tarns, LLC 1.24%, due 1/01/28 Put date 1/02/04	5,500

Specialized Finance—2.1%
7,375	International Lease Finance Corp. 5.25%, due 5/03/04	7,465

Thrifts & Mortgage Finance—5.4%
15,400	Abbey National, plc 8.20%, due 10/15/04	16,203
2,000	Countrywide Home Loan, Inc. 6.84%, due 10/22/04	2,083
1,000	Countrywide Home Loans, Inc. 5.25%, due 6/15/04	1,018

TOTAL CORPORATE BONDS (cost $135,518)		135,518

MUNICIPAL BONDS—22.3%

Diversified Commercial Services—0.6%
2,000	Wake Forest University 1.15%, due 7/01/17 Put Date 1/02/04	2,000

Health Care Distributors—2.3%
8,340	New Hampshire Business Finance Authority Revenue 1.27%, due 6/01/28 Put Date 1/02/04	8,340

Homebuilding—2.6%
1,000	Breckenridge Terrace, LLC Tax Revenue 1.17%, due 5/01/39 Put Date 1/07/04	1,000
2,000	Eagle County Colorado Housing Facilities Revenue 1.19%, due 5/01/39 Put Date 1/02/04	2,000
6,233	Summer Station Apartments, LLC 1.17%, due 6/01/19 Put Date 1/07/04	6,233

Hotels, Resorts & Cruise Lines—1.1%
3,885	Tenderfoot Seasonal Housing Facilities Revenue 1.19%, due 7/01/35 Put Date 1/02/04	3,885

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

41

Portfolio of Investments

Safeco Money Market Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Managed Health Care—6.7%
$ 7,105	Maryland Health and Higher Education Facilities Authority Revenue (University of Maryland Medical System) 1.20%, due 7/01/29 Put Date 1/07/04	$7,105
6,425	Maryland Health and Higher Education Facilities Authority Revenue 1.20%, due 1/01/28 Put Date 1/07/04	6,425
5,000	Presbyterian Homes and Service 1.16%, due 12/01/28 Put Date 1/02/04	5,000
5,600	Village Green Finance Co. 1.12%, due 11/01/22 Put Date 1/07/04	5,600

Toll Road—5.8%
20,805	New Jersey Turnpike Authority Revenue 1.15%, due 1/01/04	20,805

University Revenue—3.2%
11,300	New York Dormitory Authority Revenue (City University Systems) 1.59%, due 1/01/04	11,300

TOTAL MUNICIPAL BONDS (cost $79,693)		79,693

CASH EQUIVALENTS—4.0%

Investment Companies
14,224	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	14,224

TOTAL CASH EQUIVALENTS (cost $14,224)		14,224

PRINCIPAL AMOUNT (000’s)	Value (000’s)

TOTAL INVESTMENTS (cost $356,052)—99.5%	$356,052

Other Assets, less Liabilities	1,708

NET ASSETS	$357,760

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 12/31/03. These rates change periodically based on specified market rates or indices.

#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost and value of such securities is $8,000,000 or 2.2% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

42

Report From the Fund Managers

Safeco Tax-Free Money Market Fund

As of December 31, 2003

Mary Metastasio Stephen Bauer

How did the Fund perform?

The Safeco Tax-Free Money Market Fund outperformed the average of its Lipper peers for the year ending December 31, 2003.

What factors impacted the Fund’s performance?

Interest rates in general were extremely low during 2003, and tax-exempt money market rates were the lowest of the low. With their short maturities, high credit quality, and tax-exempt interest, these securities paid very little interest because they simply didn’t have to.

What changes did you make to the Fund and why?

We made no major changes to the Fund during this period in structure, quality or security selection. We have always favored a barbell structure in the portfolio. It is heavily weighted in very short-maturity bonds with daily or weekly put options (called variable rate demand option bonds or VRDOs), and has a smaller weighting of longer-maturity bonds, with puts or maturity dates in the six-to-thirteen-month range. At the end of 2003, we had 72% of the Fund invested in VRDOs, and 28% of the Fund in longer money market securities, out to 13 months.

We continue to buy very high quality securities, with minimal credit risk. Also, we continue to omit securities from the portfolio for which the interest paid is subject to the alternative minimum tax, as that could have a negative impact on some of our shareholders.

Mary Metastasio—Portfolio Manager

B.A.—Dramatic Art; Whitman College (1973), M.B.A.—Finance/Accounting; University of Washington (1980)

Mary began her investment career with Safeco Asset Management in 1985 as a securities analyst. Currently, Mary is the co-portfolio manager for the Safeco Tax-Free Money Market Fund, the Safeco Intermediate-Term Municipal Bond Fund, the Safeco Municipal Bond Fund and the Safeco California Tax-Free Income Fund. She also manages portfolios for Safeco Trust Company. Mary has a total of 18 years of investment experience, including 16 years as a portfolio manager.

Stephen Bauer—Portfolio Manager

B.S.—Microbiology; University of Washington (1967), M.B.A.—Finance; University of Washington (1971)

Steve began his investment career with Safeco Asset Management as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named vice president of Safeco Insurance Companies in 1979. He was promoted to assistant treasurer of Safeco Corporation in 1984 and was named to his present position in 1995. Steve has 32 years of investment experience.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

43

Performance Overview & Highlights

Safeco Tax-Free Money Market Fund

Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year

Safeco Tax-Free Money Market Fund	0.51%	2.02%	2.53%
Lipper, Inc. (Tax-Exempt Money Market Funds)	0.45%	1.95%	2.47%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Weighted Average Maturity	41 Days

44

Portfolio of Investments

Safeco Tax-Free Money Market Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MUNICIPAL BONDS—96.5%

Alabama—1.0%
$700	Stevenson Industrial Development Board Environmental Improvement Revenue 1.16%, due 11/01/16 Put Date 1/07/04	$700

Alaska—7.2%
910	Alaska Housing Finance Corp. (Governmental Purpose) 1.20%, due 12/01/30 Put Date 1/02/04	910
2,000	Alaska Housing Finance Corp. Series B 1.20%, due 12/01/30 Put Date 1/07/04	2,000
1,945	Alaska Industrial Development and Export Authority Revenue 1.73%, due 7/01/06 Put Date 1/07/04	1,945

Arizona—2.7%
1,000	Apache County Industrial Development Revenue (Tucson Electric Power Co.) 1.12%, due 12/15/18 Put Date 1/07/04	1,000
800	Pima County Industrial Development Authority Revenue (Tucson Electric Power Co.) 1.15%, due 12/01/22 Put Date 1/07/04	800

Colorado—11.7%
1,000	Castle Rock Metropolitan District No. 7 1.30%, due 12/01/30 Put Date 12/01/04	1,000
1,000	Cherry Creek South Metropolitan District No. 1 1.40%, due 12/15/33 Put Date 12/15/04	1,000
1,000	Commerce City Northern Infrastructure General Improvement District General Obligation 1.30%, due 12/01/31 Put Date 12/01/04	1,000
1,000	Holland Creek Metropolitan District Revenue 1.30%, due 6/01/41 Put Date 1/02/04	1,000
1,335	Moffat County Pollution Control Revenue 1.45%, due 7/01/10 Put Date 1/07/04	1,335

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Colorado—(continued)
$1,500	NBC Metropolitan District 1.21%, due 12/01/30 Put Date 1/02/04	$1,500
1,000	Triview Colorado Metropolitan District General Obligation 1.375%, due 11/01/23 Put Date 11/21/04	1,000

District of Columbia—1.5%
1,000	District of Columbia Revenue (George Washington University) Series B 1.15%, due 9/15/29 Put Date 1/07/04	1,000

Florida—2.2%
1,500	Putnam County Development Authority Pollution Control Revenue 1.12%, due 12/15/09 Put Date 6/15/04	1,500

Georgia—7.1%
2,000	Burke County Development Authority Pollution Control Revenue (Georgia Power Co. Plant Vogtle Project) 1.25%, due 9/01/30 Put Date 3/25/04	2,000
2,750	Marietta Housing Authority Multifamily Revenue 1.35%, due 1/15/09 Put Date 1/15/04	2,750

Hawaii—4.3%
2,900	Hawaii Housing Finance and Development Corp. 1.12%, due 7/01/24 Put Date 1/07/04	2,900

Illinois—12.2%
910	Illinois Development Finance Authority Revenue (Countryside Montessori Schools) 1.29%, due 6/01/17 Put Date 1/02/04	910
3,550	Illinois Health Facilities Authority Revenue (Swedish Covenant Hospital) 1.12%, due 8/01/25 Put Date 1/07/04	3,550
3,700	Jackson-Union Regional Port District Revenue 1.12%, due 4/01/24 Put Date 1/07/04	3,700

SAFECO MUTUAL FUNDS	1-800-624-5711

SEE NOTES TO FINANCIAL STATEMENTS

45

Portfolio of Investments

Safeco Tax-Free Money Market Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Kentucky—4.6%
$3,055	Clark County Pollution Control Revenue 1.00%, due 10/15/14 Put Date 4/15/04	$3,055

Louisiana—3.0%
2,000	Louisiana Public Facilities Authority Revenue 1.27%, due 12/01/13 Put Date 1/02/04	2,000

Maryland—2.8%
1,605	Maryland Health and Higher Education Facilities Authority Revenue (Mercy Ridge) 1.27%, due 4/01/31 Put Date 1/02/04	1,605
290	Montgomery County Industrial Development Revenue (Information Systems and Networks) 1.10%, due 4/01/14 Put Date 1/02/04	290

New York—1.5%
1,000	New York Local Government Assistance Corp. 1.11%, due 4/01/21 Put Date 1/07/04	1,000

Oklahoma—5.3%
1,580	Oklahoma Water Resources Revenue Board State Loan Program 0.95%, due 9/01/32 Put Date 3/01/04	1,580
1,000	Oklahoma Water Resources Revenue Board State Loan Program Series A 0.95%, due 9/01/23 Put Date 3/01/04	1,000
1,000	Oklahoma Water Resources Revenue Board State Loan Program Series A 1.00%, due 10/01/34 Put Date 4/01/04	1,000

Pennsylvania—3.1%
2,080	Washington County Authority Lease Revenue (Higher Education Pooled Equipment Leasing Project) 1.28%, due 11/01/05 Put Date 1/07/04	2,080

Texas—17.0%
2,500	ABN AMRO Munitops Certificates Trust 1.21%, due 2/06/08 Put Date 1/07/04	2,500

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Texas—(continued)
$3,500	ABN AMRO Munitops Certificates Trust 1.21%, due 3/07/07 Put Date 1/07/04	$3,500
2,300	Coastal Bend Health Facilities Development Corp. Series B 1.15%, due 8/15/28 Put Date 1/07/04	2,300
940	Montgomery County Industrial Development Corp. (Medical Manufacturing Partners Project) 1.40%, due 8/01/17 Put Date 1/02/04	940
2,145	Sabine River Industrial Development Authority 1.25%, due 8/15/14 Put Date 02/15/04	2,145

Washington—6.5%
1,500	Richland Golf Enterprise Revenue 1.30%, due 12/01/21 Put Date 1/02/04	1,500
1,205	Washington State Housing Finance Commission Housing Revenue (Pioneer Human Services) 1.15%, due 7/01/11 Put Date 1/02/04	1,205
1,690	Washington State Housing Finance Commission Revenue (YMCA Snohomish County) 1.33%, due 8/01/19 Put Date 1/02/04	1,690

Wisconsin—2.8%
1,900	Wisconsin Health and Education Facilities Authority Revenue (Felician Health Care, Inc.) 1.12%, due 1/01/19 Put Date 1/07/04	1,900

TOTAL MUNICIPAL BONDS (cost $64,790)

		64,790

CASH EQUIVALENTS—3.6%
2,424	Federated Tax-Exempt Money Market Fund, Inc.	2,424

TOTAL CASH EQUIVALENTS (cost $2,424)		2,424

SEE NOTES TO FINANCIAL STATEMENTS

46

Portfolio of Investments

Safeco Tax-Free Money Market Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)	Value (000’s)

TOTAL INVESTMENTS (cost $67,214)—100.1%	$67,214

Other Assets, less Liabilities	(86)

NET ASSETS	$67,128

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 12/31/2003. These rates change periodically based on specified market rate or indices.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

SEE NOTES TO FINANCIAL STATEMENTS

47

Statements of Assets and Liabilities

As of December 31, 2003

—(In Thousands, Except Per-Share Amounts)—	Safeco High-Yield Bond Fund	Safeco Intermediate-Term U.S. Government Fund	Safeco Intermediate-Term Bond Fund

Assets
Investments, at Cost	$43,439	$73,519	$9,753

Investments, at Value	$46,485	$74,147	$9,935
Receivable for Investment Securities Sold	416	–	–
Receivable for Trust Shares Sold	187	8	1
Dividends and Interest Receivable	763	518	98
Receivable From Advisor	17	16	14
Other Assets	4	1	–

Total Assets	47,872	74,690	10,048
Liabilities
Payable for Investment Securities Purchased	194	–	–
Payable for Trust Shares Redeemed	73	10	–
Payable Upon Return of Securities Loaned	4,486	–	305
Dividends Payable	76	55	14
Investment Advisory Fees Payable	24	35	4
Other Accrued Expenses	35	42	22

Total Liabilities	4,888	142	345

Net Assets	$42,984	$74,548	$9,703

Components of Net Assets
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$66,390	$75,774	$9,759
Net Unrealized Appreciation on Investments	3,046	628	182
Accumulated Undistributed Net Investment Income (Loss)	277	(377)	–
Accumulated Realized Gain (Loss)	(26,729)	(1,477)	(238)

Net Assets	$42,984	$74,548	$9,703

Investor Class
Net Assets	$39,312	$66,109	$7,418
Trust Shares Outstanding	6,726	6,893	870
Net Asset Value, Offering Price, and Redemption Price Per Share	$5.84	$9.59	$8.52

Class A
Net Assets	$2,857	$5,375	$1,166
Trust Shares Outstanding	489	560	137
Net Asset Value and Redemption Price Per Share	$5.85	$9.59	$8.51

Maximum Offering Price Per Share†	$6.13	$9.94	$8.82

Class B
Net Assets	$654	$2,965	$1,020
Trust Shares Outstanding	112	309	120
Net Asset Value and Offering Price Per Share	$5.84	$9.60	$8.51

Class C
Net Assets	$161	$99	$99
Trust Shares Outstanding	27	11	12
Net Asset Value and Offering Price Per Share	$5.86	$9.60	$8.50

†	Including sales charges of 4.5% for High-Yield, California and Municipal Bond Funds and 3.5% for Intermediate-Term Bond Funds.

SEE NOTES TO FINANCIAL STATEMENTS

48

—(In Thousands, Except Per-Share Amounts)—	Safeco California Tax-Free Income Fund	Safeco Municipal Bond Fund	Safeco Intermediate- Term Municipal Bond Fund	Safeco Money Market Fund	Safeco Tax-Free Money Market Fund

Assets
Investments, at Cost	$79,616	$507,342	$15,637	$356,052	$67,214

Investments, at Value	$86,349	$565,091	$16,669	$356,052	$67,214
Receivable for Investment Securities Sold	–	–	–	–	–
Receivable for Trust Shares Sold	23	255	–	205	4
Dividends and Interest Receivable	1,477	8,949	195	1,983	130
Receivable From Advisor	15	4	16	3	8
Other Assets	–	1	–	8	2

Total Assets	87,864	574,300	16,880	358,251	67,358
Liabilities
Payable for Investment Securities Purchased	–	–	–	–	–
Payable for Trust Shares Redeemed	113	78	14	239	173
Payable Upon Return of Securities Loaned	–	–	–	–	–
Dividends Payable	86	808	22	13	–
Investment Advisory Fees Payable	37	229	7	148	29
Other Accrued Expenses	34	101	20	91	28

Total Liabilities	270	1,216	63	491	230

Net Assets	$87,594	$573,084	$16,817	$357,760	$67,128

Components of Net Assets
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$80,275	$509,199	$15,749	$357,760	$67,128
Net Unrealized Appreciation on Investments	6,733	57,749	1,032	–	–
Accumulated Undistributed Net Investment Income (Loss)	459	2,403	–	–	–
Accumulated Realized Gain (Loss)	127	3,733	36	–	–

Net Assets	$87,594	$573,084	$16,817	$357,760	$67,128

Investor Class
Net Assets	$85,731	$563,305	$16,152	$349,808	$67,128
Trust Shares Outstanding	6,760	39,004	1,450	349,808	67,128
Net Asset Value, Offering Price, and Redemption Price Per Share	$12.68	$14.44	$11.14	$1.00	$1.00

Class A
Net Assets	$741	$6,538	$416	$6,641	–
Trust Shares Outstanding	58	452	37	6,641
Net Asset Value and Redemption Price Per Share	$12.69	$14.45	$11.14	$1.00

Maximum Offering Price Per Share†	$13.29	$15.13	$11.54	–

Class B
Net Assets	$1,021	$3,141	$150	$1,173	–
Trust Shares Outstanding	81	218	14	1,173
Net Asset Value and Offering Price Per Share	$12.66	$14.42	$11.13	$1.00

Class C
Net Assets	$101	$100	$99	$138	–
Trust Shares Outstanding	8	7	9	138
Net Asset Value and Offering Price Per Share	$12.66	$14.42	$11.13	$1.00

SEE NOTES TO FINANCIAL STATEMENTS

49

Statements of Operations

For the Year Ended December 31, 2003

–(In Thousands)–	Safeco High-Yield Bond Fund	Safeco Intermediate-Term U.S. Government Fund	Safeco Intermediate-Term Bond Fund

Investment Income
Dividends	$165	$–	$–
Interest	3,815	2,465	483
Securities Lending and Other Income	17	1	1

Total Investment Income	3,997	2,466	484

Expenses
Investment Advisory	266	332	52
Fund Accounting and Administration	37	54	10
Transfer Agent—Investor Class	101	82	17
—Class A	5	5	6
—Class B	5	3	4
—Class C	–	–	–
Shareholder Service—Class A	7	5	3
—Class B	2	3	3
Distribution—Class B	5	8	8
—Class C	1	–	–
Legal and Auditing	24	26	22
Custodian	15	9	5
Registration	33	45	38
Reports to Shareholders	15	11	3
Trustees	8	9	8
Other	12	8	11

Total Expenses Before Expense Reimbursement/Waiver	536	600	190
Expense Reimbursement/Waiver From Advisor—Investor Class	(137)	(115)	(64)
—Class A	(7)	(6)	(14)
—Class B	(7)	(4)	(11)
—Class C	(1)	(10)	(10)

Total Expenses After Expense Reimbursement/Waiver	384	465	91

Net Investment Income	3,613	2,001	393

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	1,127	1,212	124
Net Change in Unrealized Appreciation (Depreciation)	6,280	(2,494)	(175)

Net Gain (Loss) on Investments	7,407	(1,282)	(51)

Net Change in Net Assets Resulting from Operations	$11,020	$719	$342

SEE NOTES TO FINANCIAL STATEMENTS

50

–(In Thousands)–	Safeco California Tax-Free Income Fund	Safeco Municipal Bond Fund	Safeco Intermediate-Term Municipal Bond Fund	Safeco Money Market Fund	Safeco Tax-Free Money Market Fund

Investment Income
Dividends	$–	$–	$–	$–	$–
Interest	4,909	31,392	747	5,382	843
Securities Lending and Other Income	–	1	–	9	1

Total Investment Income	4,909	31,393	747	5,391	844

Expenses
Investment Advisory	458	2,720	84	1,960	364
Fund Accounting and Administration	82	255	15	221	66
Transfer Agent—Investor Class	62	305	10	311	38
—Class A	1	3	–	19	–
—Class B	1	3	–	6	–
—Class C	–	–	–	–	–
Shareholder Service—Class A	2	13	1	–	–
—Class B	2	8	–	–	–
Distribution—Class B	8	23	1	–	–
—Class C	–	–	1	–	–
Legal and Auditing	33	57	27	47	26
Custodian	11	41	5	37	11
Registration	8	69	47	110	13
Reports to Shareholders	10	42	5	39	4
Trustees	9	13	8	12	9
Other	13	42	19	24	12

Total Expenses Before Expense Reimbursement/Waiver	700	3,594	223	2,786	543
Expense Reimbursement/Waiver From Advisor—Investor Class	(105)	–	(55)	(15)	(70)
—Class A	(2)	–	(16)	(12)	–
—Class B	(1)	–	(16)	(5)	–
—Class C	(1)	(10)	(16)	–	–

Total Expenses After Expense Reimbursement/Waiver	591	3,584	120	2,754	473

Net Investment Income	4,318	27,809	627	2,637	371
Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain (Loss) on Investments	217	7,642	133	–	–
Net Change in Unrealized Appreciation (Depreciation)	(59)	(1,537)	39	–	–

Net Gain (Loss) on Investments	158	6,105	172	–	–

Net Change in Net Assets Resulting from Operations	$4,476	$33,914	$799	$2,637	$371

SEE NOTES TO FINANCIAL STATEMENTS

51

Statements of Changes in Net Assets

	Safeco High-Yield Bond Fund		Safeco Intermediate-Term U.S. Government Fund		Safeco Intermediate-Term Bond Fund

–(In Thousands)–	2003*	2002*	2003*	2002*	2003*	2002*

Operations

Net Investment Income	$3,613	$3,612	$2,001	$2,422	$393	$448

Net Realized Gain (Loss) on Investments	1,127	(9,713)	1,212	866	124	(72)

Net Change in Unrealized Appreciation (Depreciation)	6,280	(1,541)	(2,494)	1,532	(175)	304

Net Change in Net Assets Resulting from Operations	11,020	(7,642)	719	4,820	342	680

Distributions to Shareholders From

Net Investment Income

—Investor Class	(3,312)	(3,389)	(2,497)	(2,628)	(339)	(394)

—Class A	(244)	(81)	(76)	(20)	(51)	(56)

—Class B	(52)	(62)	(36)	(10)	(33)	(40)

—Class C	(10)	(7)	(1)	–	(1)	–

Distributions in Excess of Net Investment Income**	–	–	–	–	–	–

Net Realized Gain on Investments

—Investor Class	–	–	–	–	–	–

—Class A	–	–	–	–	–	–

—Class B	–	–	–	–	–	–

—Class C	–	–	–	–	–	–

Total	(3,618)	(3,539)	(2,610)	(2,658)	(424)	(490)

Net Trust Share Transactions	230	(7,119)	19,711	8,861	(739)	1,032
Redemption Fees	48	57	7	25	–	–

Total Change in Net Assets	7,680	(18,243)	17,827	11,048	(821)	1,222

Net Assets at Beginning of Period	35,304	53,547	56,721	45,673	10,524	9,302

Net Assets at End of Period	$42,984	$35,304	$74,548	$56,721	$9,703	$10,524

Tax Character of Distributions Paid
Ordinary Income	$3,618	$3,539	$2,610	$2,658	$424	$490
Tax-Exempt Income†	–	–	–	–	–	–
Long-term Capital Gains†	–	–	–	–	–	–

Total	$3,618	$3,539	$2,610	$2,658	$424	$490

*	For the year ended December 31.
**	Investor Class-$272; Class A-$2; Class B-$3.
†	(Unaudited) In accordance with the Internal Revenue Code, the Funds hereby designate the amounts listed as tax-exempt income and long-term capital gain distributions for the year ended December 31, 2003.

SEE NOTES TO FINANCIAL STATEMENTS

52

	Safeco California Tax-Free Income Fund		Safeco Municipal Bond Fund		Safeco Intermediate-Term Municipal Bond Fund		Safeco Money Market Fund		Safeco Tax-Free Money Market Fund

–(In Thousands)–	2003*	2002*	2003*	2002*	2003*	2002*	2003*	2002*	2003*	2002*

Operations

Net Investment Income	$4,318	$4,326	$27,809	$27,392	$627	$603	$2,637	$4,030	$371	$730

Net Realized Gain (Loss) on Investments	217	574	7,642	10,574	133	210	–	–	–	–

Net Change in Unrealized Appreciation (Depreciation)	(59)	3,193	(1,537)	17,241	39	549	–	–	–	–

Net Change in Net Assets Resulting from Operations	4,476	8,093	33,914	55,207	799	1,362	2,637	4,030	371	730

Distributions to Shareholders From

Net Investment Income

—Investor Class	(4,043)	(4,126)	(26,456)	(26,637)	(614)	(603)	(2,599)	(3,943)	(371)	(730)

—Class A	(31)	(26)	(221)	(76)	(8)	–	(30)	(71)	–	–

—Class B	(36)	(42)	(111)	(58)	(3)	–	(7)	(14)	–	–

—Class C	(1)	–	(1)	–	(2)	–	(1)	(2)	–	–

Distributions in Excess of Net Investment Income**	–	(277)	–	–	–	–	–	–	–	–

Net Realized Gain on Investments

—Investor Class	(255)	(1,292)	(6,896)	(9,095)	(93)	(221)	–	–	–	–

—Class A	(2)	(9)	(80)	(61)	(2)	–	–	–	–	–

—Class B	(3)	(15)	(38)	(40)	(1)	–	–	–	–	–

—Class C	–	–	(1)	–	(1)	–	–	–	–	–

Total	(4,371)	(5,787)	(33,804)	(35,967)	(724)	(824)	(2,637)	(4,030)	(371)	(730)

Net Trust Share Transactions	(7,564)	311	(2,868)	20,213	155	826	(2,109)	126,230	(8,826)	(600)
Redemption Fees	13	–	77	–	–	–	–	–	–	–

Total Change in Net Assets	(7,446)	2,617	(2,681)	39,453	230	1,364	(2,109)	126,230	(8,826)	(600)

Net Assets at Beginning of Period	95,040	92,423	575,765	536,312	16,587	15,223	359,869	233,639	75,954	76,554

Net Assets at End of Period	$87,594	$95,040	$573,084	$575,765	$16,817	$16,587	$357,760	$359,869	$67,128	$75,954

Tax Character of Distributions Paid
Ordinary Income	$21	$297	$723	$153	$–	$–	$2,637	$4,030	$–	$–
Tax-Exempt Income†	4,090	4,174	26,385	26,618	627	603	–	–	371	730
Long-term Capital Gains†	260	1,316	6,696	9,196	97	221	–	–	–	–

Total	$4,371	$5,787	$33,804	$35,967	$724	$824	$2,637	$4,030	$371	$730

SEE NOTES TO FINANCIAL STATEMENTS

53

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco High-Yield Bond Fund	For the Year Ended December 31
Investor Class	2003		2002	2001	2000	1999

Net Asset Value at Beginning of Period	$4.89		$6.51	$7.26	$8.38	$8.78
Income from Investment Operations
Net Investment Income	0.48		0.52	0.61	0.69	0.71
Net Realized and Unrealized Gain (Loss) on Investments	0.94		(1.64)	(0.75)	(1.12)	(0.40)

Total from Investment Operations	1.42		(1.12)	(0.14)	(0.43)	0.31
Redemption Fees	0.01		0.01	–	–	–
Less Distributions
Dividends from Net Investment Income	(0.48)		(0.51)	(0.61)	(0.69)	(0.71)

Net Asset Value at End of Period	$5.84		$4.89	$6.51	$7.26	$8.38

Total Return	30.50%		(17.47% )	(2.05% )	(5.52% )	3.74%
Net Assets at End of Period (000’s)	$39,312		$32,647	$51,454	$54,540	$73,004
Ratios to Average Net Assets:
Gross Expenses	1.27%		1.28%	1.14%	1.13%	0.99%
Required Reimbursement^	(0.22%	)	(0.22% )	(0.07% )	(0.08% )	(0.04% )
Voluntary Reimbursement^	(0.15%	)	–	–	–	–

Net Expenses	0.90%		1.06%	1.07%	1.05%	0.95%

Net Investment Income	8.83%		9.27%	8.75%	8.63%	8.31%
Portfolio Turnover Rate	177%		163%	185%	45%	71%

Safeco Intermediate-Term U.S. Government Fund	For the Year Ended December 31
Investor Class	2003		2002	2001	2000	1999

Net Asset Value at Beginning of Period	$9.88		$9.47	$9.35	$9.10	$9.64
Income from Investment Operations
Net Investment Income	0.35		0.46	0.55	0.59	0.55
Net Realized and Unrealized Gain (Loss) on Investments	(0.21)		0.45	0.12	0.25	(0.54)

Total from Investment Operations	0.14		0.91	0.67	0.84	0.01
Less Distributions
Dividends from Net Investment Income	(0.43)		(0.50)	(0.55)	(0.59)	(0.55)

Net Asset Value at End of Period	$9.59		$9.88	$9.47	$9.35	$9.10

Total Return	1.40%		9.84%	7.29%	9.50%	0.16%
Net Assets at End of Period (000’s)	$66,109		$55,644	$45,218	$37,564	$39,449
Ratios to Average Net Assets:
Gross Expenses	0.94%		0.93%	0.98%	1.05%	0.98%
Required Reimbursement^	–		–	(0.03% )	(0.10% )	(0.04% )
Voluntary Reimbursement^	(0.20%	)	–	–	–	–

Net Expenses	0.74%		0.93%	0.95%	0.95%	0.94%

Net Investment Income	3.40%		4.67%	5.74%	6.43%	5.92%
Portfolio Turnover Rate	78%		63%	63%	160%	133%

^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

54

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Intermediate-Term Bond Fund	For the Year Ended December 31
Investor Class	2003	2002	2001	2000	1999

Net Asset Value at Beginning of Period	$8.58	$8.41	$8.30	$7.90	$8.64
Income from Investment Operations
Net Investment Income	0.33	0.41	0.46	0.48	0.41
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)	0.20	0.11	0.40	(0.74)

Total from Investment Operations	0.30	0.61	0.57	0.88	(0.33)
Less Distributions
Dividends from Net Investment Income	(0.36)	(0.44)	(0.46)	(0.48)	(0.41)

Net Asset Value at End of Period	$8.52	$8.58	$8.41	$8.30	$7.90

Total Return	3.56%	7.44%	6.95%	11.57%	(3.82% )
Net Assets at End of Period (000’s)	$7,418	$8,218	$7,295	$5,956	$6,781
Ratios to Average Net Assets:
Gross Expenses	1.53%	1.51%	1.59%	1.63%	1.41%
Required Reimbursement^	(0.63% )	(0.61% )	(0.69% )	(0.73% )	(0.47% )
Voluntary Reimbursement^	(0.16% )	–	–	–	–

Net Expenses	0.74%	0.90%	0.90%	0.90%	0.94%

Net Investment Income	3.91%	4.76%	5.41%	6.01%	5.10%
Portfolio Turnover Rate	51%	93%	126%	102%	147%

Safeco California Tax-Free Income Fund	For the Year Ended December 31
Investor Class	2003	2002	2001	2000	1999

Net Asset Value at Beginning of Period	$12.67	$12.39	$12.49	$11.04	$12.74
Income from Investment Operations
Net Investment Income	0.60	0.61	0.62	0.56	0.56
Net Realized and Unrealized Gain (Loss) on Investments	0.02	0.44	(0.11)	1.45	(1.70)

Total from Investment Operations	0.62	1.05	0.51	2.01	(1.14)
Less Distributions
Dividends from Net Investment Income	(0.57)	(0.55)	(0.61)	(0.56)	(0.56)
Distributions in Excess of Net Investment Income	–	(0.04)	–	–	–
Distributions from Realized Gains	(0.04)	(0.18)	–	–	–

Total Distributions	(0.61)	(0.77)	(0.61)	(0.56)	(0.56)

Net Asset Value at End of Period	$12.68	$12.67	$12.39	$12.49	$11.04

Total Return	4.97%	8.76%	4.12%	18.79%	(9.18% )
Net Assets at End of Period (000’s)	$85,731	$93,293	$90,165	$104,988	$85,782
Ratios to Average Net Assets:
Gross Expenses	0.75%	0.73%	0.75%	0.74%	0.74%
Voluntary Reimbursement^	(0.12% )	–	–	–	–

Net Expenses	0.63%	0.73%	0.75%	0.74%	0.74%

Net Investment Income	4.72%	4.57%	4.98%	4.85%	4.66%
Portfolio Turnover Rate	19%	25%	32%	26%	25%

^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

55

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Municipal Bond Fund	For the Year Ended December 31
Investor Class	2003	2002	2001	2000	1999

Net Asset Value at Beginning of Period	$14.45	$13.97	$13.96	$12.89	$14.45
Income from Investment Operations
Net Investment Income	0.70	0.71	0.71	0.70	0.69
Net Realized and Unrealized Gain (Loss) on Investments	0.13	0.69	0.02	1.07	(1.56)

Total from Investment Operations	0.83	1.40	0.73	1.77	(0.87)
Less Distributions
Dividends from Net Investment Income	(0.67)	(0.69)	(0.69)	(0.70)	(0.69)
Distributions from Realized Gains	(0.17)	(0.23)	(0.03)	–	–

Total Distributions	(0.84)	(0.92)	(0.72)	(0.70)	(0.69)

Net Asset Value at End of Period	$14.44	$14.45	$13.97	$13.96	$12.89

Total Return	5.96%	10.33%	5.30%	14.17%	(6.18% )
Net Assets at End of Period (000’s)	$563,305	$569,484	$533,803	$499,831	$470,267
Ratios to Average Net Assets:
Expenses	0.61%	0.61%	0.62%	0.62%	0.60%
Net Investment Income	4.83%	4.91%	5.01%	5.27%	5.04%
Portfolio Turnover Rate	20%	19%	9%	32%	17%

Safeco Intermediate-Term Municipal Bond Fund	For the Year Ended December 31
Investor Class	2003	2002	2001	2000	1999

Net Asset Value at Beginning of Period	$11.10	$10.73	$10.76	$10.46	$11.02
Income from Investment Operations
Net Investment Income	0.42	0.42	0.44	0.45	0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.10	0.52	0.05	0.31	(0.54)

Total from Investment Operations	0.52	0.94	0.49	0.76	(0.09)
Less Distributions
Dividends from Net Investment Income	(0.42)	(0.42)	(0.44)	(0.45)	(0.45)
Distributions from Realized Gains	(0.06)	(0.15)	(0.08)	(0.01)	(0.02)

Total Distributions	(0.48)	(0.57)	(0.52)	(0.46)	(0.47)

Net Asset Value at End of Period	$11.14	$11.10	$10.73	$10.76	$10.46

Total Return	4.78%	8.89%	4.53%	7.44%	(0.84% )
Net Assets at End of Period (000’s)	$16,152	$16,587	$15,223	$13,896	$14,607
Ratios to Average Net Assets:
Gross Expenses	1.04%	0.99%	0.96%	0.97%	0.92%
Required Reimbursement^	(0.14% )	(0.09% )	(0.06% )	(0.07% )	(0.06% )
Voluntary Reimbursement^	(0.20% )	–	–	–	–

Net Expenses	0.70%	0.90%	0.90%	0.90%	0.86%

Net Investment Income	3.73%	3.77%	4.01%	4.27%	4.18%
Portfolio Turnover Rate	22%	24%	22%	16%	11%

^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

56

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Money Market Fund	For the Year Ended December 31
Investor Class	2003	2002	2001	2000		1999

Net Asset Value at Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations
Net Investment Income	0.01	0.01	0.04	0.06		0.05
Less Distributions
Dividends from Net Investment Income	(0.01)	(0.01)	(0.04)	(0.06)		(0.05)

Net Asset Value at End of Period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.65%	1.32%	3.75%	5.90%		4.65%
Net Assets at End of Period (000’s)	$349,808	$353,236	$227,142	$242,195		$240,459
Ratios to Average Net Assets:
Gross Expenses	0.67%	0.76%	0.92%	0.97%		0.95%
Required Reimbursement^	–	–	(0.12% )	(0.17%	)	(0.14%	)
Voluntary Reimbursement^	–	(0.02% )	–	–		–

Net Expenses	0.67%	0.74%	0.80%	0.80%		0.81%

Net Investment Income	0.65%	1.29%	3.71%	5.72%		4.55%

Safeco Tax-Free Money Market Fund	For the Year Ended December 31
Investor Class	2003	2002	2001	2000		1999

Net Asset Value at Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations
Net Investment Income	0.01	0.01	0.02	0.03		0.03
Less Distributions
Dividends from Net Investment Income	(0.01)	(0.01)	(0.02)	(0.03)		(0.03)

Net Asset Value at End of Period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	0.51%	0.97%	2.34%	3.52%		2.77%
Net Assets at End of Period (000’s)	$67,128	$75,954	$76,554	$73,934		$77,323
Ratios to Average Net Assets:
Gross Expenses	0.74%	0.75%	0.75%	0.73%		0.70%
Voluntary Reimbursement^	(0.09% )	–	–	(0.02%	)†	(0.04%	)†

Net Expenses	0.65%	0.75%	0.75%	0.71%		0.66%

Net Investment Income	0.51%	0.97%	2.31%	3.46%		2.72%

†	Represents fees waived by the advisor. The fee waiver expired on April 30, 2000.
^	See Note 6 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

57

Notes to Financial Statements

1.    GENERAL

This financial report is on eight of the Safeco Mutual Funds (the “Funds”). Each Fund is a series of one of the following Trusts listed below. Each Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Safeco Taxable Bond Trust

Safeco High-Yield Bond Fund

Safeco Intermediate-Term U.S. Government Fund (formerly the Safeco U.S. Government Fund)

Safeco Managed Bond Trust

Safeco Intermediate-Term Bond Fund (formerly the Safeco Managed Bond Fund)

Safeco Tax-Exempt Bond Trust

Safeco California Tax-Free Income Fund

Safeco Municipal Bond Fund

Safeco Intermediate-Term Municipal Bond Fund

Safeco Money Market Trust

Safeco Money Market Fund

Safeco Tax-Free Money Market Fund

The Funds offer up to four classes of shares:

•	Investor shares—sold directly to shareholders with no associated sales charges.

•	Class A, Class B, and Class C shares—sold by financial advisors to shareholders with associated sales and distribution charges.

Each class of shares has equal rights as to earnings and assets except that each class bears different transfer agent, shareholder service, and distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the sixth anniversary of issuance.

In connection with issuing Class A, B and C shares, the Funds have adopted a Plan of Distribution (the “Plan”). Under the Plan, these classes pay a shareholder service fee to the distributor, Safeco Securities, Inc., at the annual rate of 0.25% of the average daily net assets of each class. Class B and Class C shares also pay the distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of each class. Under the Plan, the distributor uses the service fees primarily to compensate persons for providing ongoing services to shareholders. The distributor uses the distribution fees primarily to offset commissions it pays to financial advisors for selling these shares.

On September 29, 2003, Safeco Corporation announced that it planned to sell the Safeco Life and Investments division of Safeco Corporation. Among other entities, this division includes Safeco Asset Management Company, Safeco Securities, Inc., and Safeco Services Corporation, all of which are affiliates of the Funds. See Note 6 of the financial statements for descriptions of these entities and their relationship to the Funds. As of January 30, 2004 no definitive agreement has been reached regarding this sale.

58

Notes to Financial Statements

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Security Valuation.    Values for fixed income portfolio securities (other than short-term securities) are based on matrix pricing models, which consider bid prices, quotations from dealers, transactions in comparable securities, and various relationships between securities. Short-term portfolio securities maturing within 60 days at the time of purchase are valued at amortized cost, which approximates market value. Short-term investments in other mutual funds are valued at the net asset value of the respective fund. Securities for which market quotations are not readily available, or where values have been materially affected by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Trustees to represent fair value. Equity investments listed on securities exchanges are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Values for equity portfolio securities traded primarily on the NASDAQ National Market System are based on the NASDAQ Official Closing Price, unless there are no transactions, in which case the value is based on the last reported bid price. Securities in the money market funds are valued at amortized cost, which approximates market value.

Security Transactions.    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost basis.

Forward Commitment.    The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Funds’ ability to manage their investment portfolios and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in each respective Portfolio of Investments. With respect to such transactions, liquid securities, with a value at least equal to the market value of the commitment, are segregated on the accounting records of the respective Fund.

Dividend and Interest Income Recognition.    Bond premiums and discounts are amortized to either call or maturity dates. In the Tax-Exempt Bond Trust, market discount on bonds purchased after April 30, 1993 is recorded as taxable income. Interest is accrued on bonds and temporary investments daily. Dividend income is recorded on the ex-dividend date.

Securities Lending Income.    The High-Yield Bond and the Intermediate-Term Bond Funds may lend portfolio securities to broker-dealers and to qualified banks. The loans are secured by cash collateral in an amount equal to at least 102% of the market value, as of the prior business day, of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Funds continue to receive payments for the interest and dividends on the loaned securities, while earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or each Fund. Upon termination of the loan, the borrower is required to return to each Fund securities identical to the loaned securities. The Funds generally share the interest earned on the cash collateral with the borrower and the securities lending administrator. Gain or loss in the value of the securities loaned that occur during the term of the loan will be for the account of each Fund.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

59

Notes to Financial Statements

Expense Allocation.    Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

Redemption Fees.    Shares held for less than 90 days in the High-Yield Bond, Municipal Bond and Intermediate-Term U.S. Government Funds are subject to an early redemption fee equal to 2% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid in capital for financial statement purposes.

Dividends and Distributions to Shareholders.    Net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. Net gains realized from security transactions, if any, are normally distributed to shareholders in March and December. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income and Excise Taxes.    Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a manner that results in no taxes to the Funds. Therefore, no Federal income or excise tax provision is required. In addition, the Tax-Exempt Bond Trust and the Tax-Free Money Market Fund intend to satisfy conditions that will enable them to pay dividends which, for shareholders, are exempt from Federal income taxes. However, certain Fund distributions may be taxable, including any portion of dividends representing net capital gains and income derived from certain bonds bought below their issue price (at a discount).

Estimates.    The preparation of financial statements in conformity with accounting principles, generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.    INVESTMENT TRANSACTIONS

Following is a summary of investment transactions (excluding short-term securities) during the year ended December 31, 2003 (in thousands):

	Purchases	Sales

High-Yield Bond Fund	$67,309	$65,608
Intermediate-Term U.S. Government Fund	47,153	55,475
Intermediate-Term Bond Fund	5,193	5,833
California Tax-Free Income Fund	16,858	26,157
Municipal Bond Fund	114,090	128,602
Intermediate-Term Municipal Bond Fund	3,686	3,701

Purchases include $16,989 and $553 of U.S. Government securities in the Intermediate-Term U.S. Government and Intermediate-Term Bond Funds, respectively.

Sales include $20,962 and $980 of U.S. Government securities in the Intermediate-Term U.S. Government and Intermediate-Term Bond Funds, respectively.

60

Notes to Financial Statements

4.    COMPONENTS OF DISTRIBUTABLE EARNINGS

Components of distributable earnings on a tax basis at December 31, 2003, were as follows (in thousands):
	High-Yield Bond Fund	Intermediate- Term U.S. Government Fund	Intermediate- Term Bond Fund

Federal Tax Cost on Investments	$43,265	$73,929	$9,754

Gross Unrealized Appreciation on Investments	$3,737	$1,078	$231

Gross Unrealized Depreciation on Investments	(517)	(860)	(50)

Net Unrealized Appreciation on Investments	3,220	218	181

Capital Loss Carryforward*	(26,626)	(1,398)	(237)

Deferred Loss**	—	(46)	—

Distributable Earnings	$(23,406)	$(1,226)	$(56)

	California Tax- Free Income Fund	Municipal Bond Fund	Intermediate- Term Municipal Bond Fund

Federal Tax Cost on Investments	$79,157	$504,939	$15,637

Gross Unrealized Appreciation on Investments	$7,347	$60,601	$1,032

Gross Unrealized Depreciation on Investments	(155)	(449)	—

Net Unrealized Appreciation on Investments	7,192	60,152	1,032

Undistributed Long-Term Capital Gain	127	3,733	36

Distributable Earnings	$7,319	$63,885	$1,068

*	At December 31, 2003, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal income tax purposes, which expire as follows (in thousands):

	2004	2005	2006	2007	2008	2009	2010	2011	Total

High-Yield Bond Fund	$339	—	$58	$1,769	$4,090	$11,224	$8,183	$963	$26,626
Intermediate-Term U.S. Government Fund	—	—	—	742	656	—	—	—	1,398
Intermediate-Term Bond Fund	—	—	—	43	82	—	112	—	237

**	From November 1, 2003, through December 31, 2003, the fund incurred net realized capital losses. As permitted by tax regulations, the fund has elected to defer those losses and treat them as arising on January 1, 2004.

Differences between financial statement reporting basis and tax-basis reporting are attributable primarily to the tax deferral of losses on wash sales, premium and discount amortization methods and the classification of paydown gains and losses.

SAFECO MUTUAL FUNDS	1-800-624-5711

61

Notes to Financial Statements

5.    TRUST SHARE TRANSACTIONS

Following is a summary of transactions in Trust shares and the related amounts (in thousands):

	Investor Class		Class A		Class B		Class C
	2003*	2002*	2003*	2002*	2003*	2002*	2003*	2002*

	Safeco High-Yield Bond Fund

Shares:
Sales	6,902	6,364	1,715	298	17	11	9	6
Reinvestments	435	413	18	9	8	10	1	1
Redemptions	(7,290)	(7,999)	(1,640)	(78)	(42)	(34)	(1)	(1)

Net Change	47	(1,222)	93	229	(17)	(13)	9	6

Amounts:
Sales	$36,932	$35,787	$9,111	$1,414	$87	$66	$51	$32
Reinvestments	2,364	2,242	96	46	45	54	4	1
Redemptions	(39,348)	(46,105)	(8,882)	(473)	(223)	(180)	(7)	(3)

Net Change	$(52)	$(8,076)	$325	$987	$(91)	$(60)	$48	$30

	Investor Class		Class A		Class B		Class C
	2003*	2002*	2003*	2002*	2003*	2002*	2003**

	Safeco Intermediate-Term U.S. Government Fund

Shares:
Sales	3,019	1,945	537	61	318	14	10
Issued on Merger (Note 7)	2,246	–	453	–	299	–	–
Reinvestments	210	218	8	2	3	1	–
Redemptions	(1,968)	(1,308)	(59)	(16)	(47)	(1)	–

Net Change	3,507	855	939	47	573	14	10

Amounts:
Sales	$7,556	$18,802	$811	$594	$189	$139	$100
Value of Shares Issued on Merger (Note 7)	21,744	–	4,382	–	2,897	–	–
Reinvestments	2,040	2,111	77	14	34	5	–
Redemptions	(19,096)	(12,643)	(569)	(155)	(454)	(6)	–

Net Change	$12,244	$8,270	$4,701	$453	$2,666	$138	$100

	Safeco Intermediate-Term Bond Fund

Shares:
Sales	122	251	614	53	16	20	12
Reinvestments	20	23	5	6	3	4	–
Redemptions	(229)	(183)	(632)	(40)	(19)	(13)	–

Net Change	(87)	91	(13)	19	–	11	12

Amounts:
Sales	$1,048	$2,116	$5,251	$452	$140	$169	$100
Reinvestments	172	196	44	50	26	32	–
Redemptions	(1,954)	(1,537)	(5,403)	(335)	(163)	(111)	–

Net Change	$(734)	$775	$(108)	$167	$3	$90	$100

*	For the year ended December 31.
**	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.

62

Notes to Financial Statements

5.    TRUST SHARE TRANSACTIONS (continued)

	Investor Class		Class A		Class B		Class C
	2003*	2002*	2003*	2002*	2003*	2002*	2003**

	Safeco California Tax-Free Income Fund

Shares:
Sales	1,589	2,842	36	10	10	2	8
Reinvestments	256	353	2	2	3	3	–
Redemptions	(2,450)	(3,106)	(30)	(14)	(20)	(47)	–

Net Change	(605)	89	8	(2)	(7)	(42)	8

Amounts:
Sales	$19,950	$35,465	$461	$127	$130	$20	$100
Reinvestments	3,227	4,385	22	26	32	43	–
Redemptions	(30,864)	(38,991)	(368)	(173)	(254)	(591)	–

Net Change	$(7,687)	$859	$115	$(20)	$(92)	$(528)	$100

	Safeco Municipal Bond Fund

Shares:
Sales	16,199	13,812	1,094	249	67	83	7
Reinvestments	1,603	1,740	17	7	8	4	–
Redemptions	(18,217)	(14,345)	(921)	(85)	(30)	(3)	–

Net Change	(415)	1,207	190	171	45	84	7

Amounts:
Sales	$233,513	$197,158	$15,743	$3,600	$972	$1,191	$100
Reinvestments	23,123	24,805	252	95	113	67	–
Redemptions	(262,964)	(205,449)	(13,295)	(1,207)	(425)	(47)	–

Net Change	$(6,328)	$16,514	$2,700	$2,488	$660	$1,211	$100

	Investor Class		Class A	Class B	Class C
	2003*	2002*	2003†	2003†	2003†

	Safeco Intermediate-Term Municipal Bond Fund

Shares:
Sales	308	571	36	13	9
Reinvestments	40	43	1	–	–
Redemptions	(392)	(537)	–	–	–

Net Change	(44)	77	37	13	9

Amounts:
Sales	$3,411	$6,283	$415	$150	$100
Reinvestments	437	473	7	1	–
Redemptions	(4,366)	(5,930)	–	–	–

Net Change	$(518)	$826	$422	$151	$100

*	For the year ended December 31.
**	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
†	For the period from March 7, 2003 (initial issue date of Class A, B and C shares) through December 31, 2003.

SAFECO MUTUAL FUNDS	www.safecoinvestorclass.com

63

Notes to Financial Statements

5.    TRUST SHARE TRANSACTIONS (continued)

	Investor Class		Class A		Class B		Class C
	2003*	2002*	2003*	2002*	2003*	2002*	2003*	2002*

	Safeco Money Market Fund

Shares and Amounts($):
Sales	261,850	446,042	9,254	5,611	717	741	27	28
Reinvestments	2,435	3,767	28	68	6	13	—	—
Redemptions	(267,712)	(323,715)	(8,070)	(5,444)	(632)	(864)	(12)	(17)

Net Change	(3,427)	126,094	1,212	235	91	(110)	15	11

	Safeco Tax-Free Money Market Fund
	Investor Class

	2003*	2002*

Shares and Amounts($):
Sales	20,592	30,074
Reinvestments	334	656
Redemptions	(29,752)	(31,330)

Net Change	(8,826)	(600)

*	For the year ended December 31.

6.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.    The Funds receive investment management and advisory services pursuant to an agreement with Safeco Asset Management Company. The investment advisory fees are based on each Fund’s net assets and the rates specified in the tables below.

Intermediate-Term U.S. Government Fund:		High-Yield Bond Fund:		Intermediate-Term Bond Fund:
First $250 million	.55%	First $250 million	.65%	First $750 million	.50%
Next $500 million	.50	Next $500 million	.55	Next $500 million	.45
Next $500 million	.45	Over $750 million	.50	Over $1.25 billion	.40
Over $1.25 billion	.40

Intermediate-Term Municipal, Municipal and California Funds:		Money Market and Tax-Free Money Market Funds:
First $250 million	.50%	First $250 million	.50%
Next $500 million	.45	Next $500 million	.45
Over $750 million	.40	Next $500 million	.40
		Over $1.25 billion	.35

Fund Accounting and Fund Administration Fees.    Safeco Asset Management Company receives a fee for these services on a percentage of each Fund’s net assets, which, on an annual basis is as follows:

Fund Accounting:		Fund Administration:
First $200 million	0.04%	First $200 million	0.05%
Over $200 million	0.01	Over $200 million	0.01

64

Notes to Financial Statements

Transfer Agent, Shareholder Service, and Distribution Fees.    Safeco Services Corporation receives transfer agent fees. Safeco Securities, Inc. receives shareholder service and distribution fees.

Low Balance Fees.    As described in the Prospectus, Safeco Services Corporation assesses shareholder accounts an annual $12 low balance fee on shareholder accounts containing balances less than $1,000 as described in the Prospectus. Low balance fees received directly by Safeco Services are then applied in their entirety to reduce the contractual billings that Safeco Services charges the Funds for transfer agent services. For financial statement presentation purposes, the amount of low balance fees collected are reported as other income in the Statement of Operations. Transfer agent expenses are recorded gross of the low balance fee offset.

Notes Payable and Interest Expense.    The Funds may borrow money for temporary purposes from Safeco Corporation or its affiliates at rates equivalent to commercial bank interest rates. At December 31, 2003 no such borrowings were outstanding. Interest rates on affiliated loans during the year ended December 31, 2003 ranged from 1.00% to 1.31%.

Line of Credit.    The Trusts, together with all other management investment companies for which Safeco Asset Management Company serves as investment advisor, has line of credit arrangements with certain financial institutions. Under these arrangements, $50 million is currently available to meet short-term financing needs. At December 31, 2003, no such borrowings were outstanding.

Affiliate Ownership.    At December 31, 2003, Safeco Insurance Company of America owned 554,667 shares (55%) of the Intermediate-Term U.S. Government Fund and 397,434 shares (26%) of the Intermediate-Term Municipal Bond Fund. Safeco Asset Management Company owned 463,785 shares (41%) of the Intermediate-Term Bond Fund.

Expense Reimbursement.    Beginning May 1, 1999 through April 30, 2009, Safeco Asset Management Company contractually agreed to reimburse the Funds for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceed on an annual basis 0.30% of the average daily net assets for the Money Market and Tax-Free Money Market Funds and 0.40% for all other Funds. In addition, from March 7, 2002 through May 5, 2002 and from December 4, 2002 through December 31, 2002, Safeco Asset Management Company voluntarily waived 0.10% and 0.05%, respectively, of the Investment Advisory fee for the Money Market Fund. The total amount voluntarily waived for the year ended December 31, 2002 was $68,000. Beginning June 26, 2003 through December 31, 2003, Safeco Asset Management Company additionally voluntarily reimbursed all expenses to the extent they exceed on an annual basis the following percentages based on the average daily net assets of the Investor Class of each of the following Funds:

High-Yield Bond Fund	0.90%	California Tax-Free Income Fund	0.63%
Intermediate-Term U.S. Government Fund	0.74	Intermediate-Term Municipal Bond Fund	0.70
Intermediate-Term Bond Fund	0.74	Tax-Free Money Market Fund	0.65

Board of Trustees.    The Funds, along with several other funds not reported herein, pay each of the Trustees not affiliated with Safeco Corporation an annual retainer of $25,000. Independent Trustees receive an additional fee for attending each board and committee meeting.

SAFECO MUTUAL FUNDS	1-800-624-5711

65

Notes to Financial Statements

Dealer Concessions.    Safeco Securities, Inc. retained the following amounts in dealer commissions from sales of Class A shares during the year ended December 31, 2003 (in thousands):

Commissions Retained
High-Yield Bond Fund	$10
Intermediate-Term U.S. Government Fund	1
California Tax-Free Income Fund	1
Municipal Bond Fund	3
Intermediate-Term Municipal Bond Fund	3

7.    FUND MERGER

On September 26, 2003, pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees and the shareholders of the Safeco Intermediate-Term U.S. Treasury Fund (“Treasury Fund”), formerly a series of the Safeco Taxable Bond Trust (the “Trust”), the Treasury Fund merged into the Safeco Intermediate-Term U.S. Government Fund (“Government Fund”). Under the terms of the reorganization, the Government Fund acquired all of the assets of the Treasury Fund in exchange for shares of the Government Fund and the assumption by the Government Fund of all the liabilities of the Treasury Fund, followed by the distribution of those shares to the shareholders of the Treasury Fund and subsequent liquidation of the Treasury Fund. The merger was consummated as a tax-free business reorganization pursuant to 368(a) of the Internal Revenue Code of 1986, as amended, with no gain or loss recognized by the Funds or Shareholders as a consequence of the reorganization. Unrealized appreciation on securities held by the Treasury Fund immediately before the merger was $657,000. Summarized financial information related to the reorganization is outlined below.

	Pre-Merger			Post-Merger
	Treasury Fund
	Before Share Exchange	After Share Exchange	Government Fund	Combined Government Fund

Investor Class
Net Assets	$21,743,798	$21,743,798	$49,617,504	$71,361,302
Treasury Fund Shares	2,025,166	—	—	—
Government Fund Shares	—	2,246,585	5,126,534	7,373,119
Net Asset Value Per Share	$10.74	$9.68	$9.68	$9.68
Exchange Ratio	1.1093	1.1093	—	—
Class A
Net Assets	$4,382,330	$4,382,330	$869,227	$5,251,557
Treasury Fund Shares	409,044	—	—	—
Government Fund Shares	—	452,617	89,776	542,393
Net Asset Value Per Share	$10.71	$9.68	$9.68	$9.68
Exchange Ratio	1.1065	1.1065	—	—
Class B
Net Assets	$2,896,760	$2,896,760	$418,793	$3,315,553
Treasury Fund Shares	269,421	—	—	—
Government Fund Shares	—	298,928	43,217	342,145
Net Asset Value Per Share	$10.75	$9.69	$9.69	$9.69
Exchange Ratio	1.1095	1.1095	—	—

66

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of the Safeco Taxable Bond Trust,

Safeco Managed Bond Trust, Safeco Tax-Exempt Bond Trust, and

Safeco Money Market Trust

We have audited the accompanying statements of assets and liabilities, including the related portfolios of investments, of the Safeco Taxable Bond Trust (comprising the Safeco High-Yield Bond Fund and Safeco Intermediate-Term U.S. Government Fund [formerly the Safeco U.S. Government Fund]), the Safeco Managed Bond Trust (comprising the Safeco Intermediate-Term Bond Fund [formerly the Safeco Managed Bond Fund]), the Safeco Tax-Exempt Bond Trust (comprising the Safeco California Tax-Free Income Fund, Safeco Municipal Bond Fund, and the Safeco Intermediate-Term Municipal Bond Fund), and the Safeco Money Market Trust (comprising the Safeco Money Market Fund and Safeco Tax-Free Money Market Fund) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Safeco Taxable Bond Trust, the Safeco Managed Bond Trust, the Safeco Tax-Exempt Bond Trust, and the Safeco Money Market Trust at December 31, 2003, and results of their operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Seattle, Washington

January 30, 2004

67

Safeco Mutual Funds

Matters Submitted to a Vote of Shareholders (Unaudited)

December 31, 2003

On September 26, 2003, a Special Meeting of the Shareholders of the Safeco Intermediate-Term U.S. Treasury Fund (“Treasury Fund”), formerly a series of the Safeco Taxable Bond Trust (the “Trust”), was held at Safeco Mutual Funds at 4854 154th Place NE, Redmond, WA 98052. In connection with this meeting, shareholders of the Treasury Fund voted to approve an Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Treasury Fund by the Safeco Intermediate-Term U.S. Government Fund (“Government Fund”), a separate series of the Trust, in exchange for shares of the Government Fund and the assumption by the Government Fund of all the liabilities of the Treasury Fund, followed by the distribution of those shares to the shareholders of the Treasury Fund and subsequent liquidation of the Treasury Fund.

The results of the vote are as follows:

For	Against	Abstain

1,621,154	89,479	1,165,534

68

Trustee and Officers Information

Name, Address, and Age	Position Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in a Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

INDEPENDENT (disinterested) TRUSTEES

Scott M. Boggs 4854 154th Place NE Redmond, WA 98052 (48)	Trustee	Served since August 8, 2002	Retired in 2003 from position as Corporate Vice President, Finance for Microsoft Corporation, a software company, Redmond, Washington.	22	Trustee for Financial Executives Research Foundation (Industry Group)

Barbara J. Dingfield 4854 154th Place NE Redmond, WA 98052 (58)	Trustee	Served since May 3, 1990	Consultant to corporate and private foundations. From 1994 to 1999 she was the Director of Community Affairs for Microsoft Corporation, Redmond, Washington, a computer software company. Member of the Board of Managers, Swarthmore College (1995-1999). Trustee and Board Chair of United Way of King County (1991-2000). Board member, Pacific Northwest Grantmakers Forum (1997-1999). Trustee and past Chair, Seattle Housing Resources Group (1993-1999).	22	Director of First Safeco National Life Insurance Co. of New York. Trustee, United Way of Skagit County. Board Chair Npower (non-profit organization providing technology assistance and training to other non-profits). Board of Directors, YMCA of Greater Seattle.

Richard E. Lundgren 4854 154th Place NE Redmond, WA 98052 (66)	Trustee	Served since February 3, 1983	Retired in 2000 from position as Director of Marketing and Customer Relations, Weyerhaeuser Company, Tacoma, Washington.	22	Director of First Safeco National Life Insurance Co. of New York

Larry L. Pinnt 4854 154th Place NE Redmond, WA 98052 (69)	Trustee	Served since August 1, 1985	Retired Vice president and Chief Financial Officer of U.S. WEST Communications, Seattle, Washington.	22	Director of First Safeco National Life Insurance Co. of New York. Chairman of the Board of Directors for Cascade Natural Gas Corp., Seattle, Washington. Board Member of University of Washington Medical Center, Seattle, Washington.

John W. Schneider 4854 154th Place NE Redmond, WA 98052 (62)	Trustee	Served since February 3, 1983	President and owner of Wallingford Group, Inc., Seattle, Washington, a consulting company currently involved in the development, repositioning, and acquisition/disposition of real estate (1995-present).	22	Director of First Safeco National Life Insurance Co. of New York
* Mandatory retirement at age 72.
Name, Address, and Age	Position(s) Held with Trusts	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in a Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

INTERESTED TRUSTEE*

Roger F. Harbin 5069 154th Place NE Redmond, WA 98052 (52)	Trustee and Chairman Sr. Vice President	Served since May 7, 2003 Served since November 8, 2001	Senior Vice President and Director of Safeco Services Corporation and Safeco Securities, Inc. since November 2002. Named Director and interim President of Safeco Services Corporation, Director of Safeco Asset Management Company, interim President of Safeco Mutual Funds, Director and interim President of Safeco Securities, Inc. in 2001. Executive Vice President and Actuary of Safeco Life Insurance Company since 1998. Senior Vice President of Safeco Life Insurance Company from 1992 to 1998.	22	Director of several direct and indirect subsidiaries of Safeco Corporation, including Director of First Safeco National Life Insurance Co. of New York

  *    Trustees who are defined as “interested persons” under 2(a)(19) of the Investment Company Act of 1940. Mr. Harbin meets this definition due to his position as a Director of the Fund’s investment advisor, Safeco Asset Management Co.

**    Mandatory retirement at age 72. Chairman is an annual appointment.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

PRINCIPAL OFFICERS who are not Trustees

Kevin A. Rowell 4854 154th Place NE Redmond, WA 98052 (43)	President	Served since September 16, 2002	President of Safeco Securities, Inc. and Safeco Services Corp., effective September 16, 2002. Managing Director of Global Relationships for Alliance Capital Management in New York, from 1998-2002. Prior to 1998, European Director for Corporate Development at Putnam Investments.

Ronald L. Spaulding Two Union Square 601 Union Street 25th Floor Seattle, WA 98101 (60)	Vice President	Served since August 3, 1995	Chairman of Safeco Asset Management Company; Treasurer and Chief Investment Officer of Safeco Corporation; Vice President of Safeco Insurance Companies; Director, Vice President and Treasurer of First Safeco Life Insurance Company of New York; former Senior Portfolio Manager of Safeco Insurance Companies and Portfolio Manager for Safeco Mutual Funds.

David H. Longhurst 4854 154th Place NE Redmond, WA 98052 (46)	Vice President, Treasurer, Secretary, and Controller	Served since August 7, 1997	Vice President, Treasurer, Controller and Secretary of Safeco Asset Management Company; Vice President, Treasurer, Controller and Secretary of Safeco Services Corporation; and Vice President, Treasurer, Controller and Secretary and Financial Principal of Safeco Securities, Inc. since July 2000. Treasurer, Controller, Secretary and Financial Principal of Safeco Investment Services, Inc. since March 2000; Assistant Controller of Safeco Securities, Inc., Safeco Services Corporation and Safeco Asset Management Company from 1996 to June 2000.

Michael F. Murphy 4854 154th Place NE Redmond, WA 98052 (37)	Director of Compliance	Served since November 6, 2003	Director of Compliance and Assistant Vice President for Thornburg Investment Management, Inc. and Thornburg Securities Corporation 1999-2003. Compliance Specialist for Technology Funding, Inc. 1997-1999.

David N. Evans 4854 154th Place NE Redmond, WA 98052 (31)	Assistant Controller	Served since November 7, 2002	Former Controller and Assistant Controller of Rosetta Inpharmatics from 2001-2002 and 2000-2001, respectively. From 1994 to 2000, he worked at PricewaterhouseCoopers LLP, where he focused on financial services.

Susan Tracey Safeco Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (54)	Assistant Secretary	Served since August 3, 2000	Tax Manager for Safeco Corporation. Assistant Secretary of Safeco Asset Management Company, Safeco Securities, Inc. and Safeco Services Corporation. She has been employed by Safeco Corporation since 1987.

Stephen D. Collier Safeco Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (51)	Assistant Secretary	Served since February 5, 1998	Director of Taxation and Vice President of Safeco Corporation; Assistant Secretary of Safeco Asset Management Company, Safeco Securities, Inc. and Safeco Services Corporation. He has been an officer of Safeco Corporation and subsidiaries since 1991.
* Annual Appointment
The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge by contacting the Fund at 1-800-624-5711 or by mail at Safeco Securities, Inc. P.O. Box 219241, Kansas City, MO 64121-9241.

SAFECO FIXED-INCOME FUNDS

INVESTMENT ADVISOR

Safeco Asset Management

    Company

DISTRIBUTOR

Safeco Securities, Inc.

TRANSFER AGENT

Safeco Services Corporation

CUSTODIAN

State Street Bank and Trust Company

For Shareholder Services

1-800-624-5711

*All telephone calls are tape-recorded

for your protection.

For Financial Professionals Only

1-800-706-0700

For 24-Hour Automated

Performance Information

and Transactions

Nationwide: 1-800-835-4391

Mailing Address

Safeco Mutual Funds

P.O. Box 219241

Kansas City, MO 64121-9241

Internet

www.safecoinvestorclass.com

Printed on Recycled Paper

Safeco® and the Safeco

Logo are trademarks of

Safeco Corporation

GMF-997 2/04

ITEM 1.    REPORT TO SHAREHOLDERS

Safeco Mutual Funds

Annual Report

Report From the Fund Managers

Safeco Growth Opportunities Fund

As of December 31, 2003

Jeffrey Schwartz Bill Whitlow

How did the Fund perform?

For the year ending December 31, 2003, the Safeco Growth Opportunities Fund had a positive absolute return, but underperformed its benchmark, the small-cap Russell 2000 Index (in a year that saw the Russell 2000’s best return ever). The Russell 2000 Index also beat the larger company index, the Russell 1000 Index, for the fourth consecutive year.

What factors impacted the Fund’s performance?

The small-cap market in 2003 was very focused on companies without profits, those of the lowest quality, and on the riskier segment of the market: micro cap (those companies with market values less than $300 million). This is a result of the phenomenon of speculative stocks always getting a lift in the early stages of an economic recovery. We had some exposure to this segment of the market, which helped performance.

In the past few months, we have been upgrading the quality of the portfolio away from higher beta (higher risk) stocks to more stable, more liquid and therefore less volatile stocks. The three things that are most important to the portfolio management team are profits, cash flow and reasonable valuations. As the first two of these tenets lead, stock prices follow. We have been adding companies to the portfolio that have these characteristics because over the long haul we believe that companies capable of delivering sustained earnings growth will fare better.

The Fund’s top three contributors during the year were PolyMedica, a medical products and services company; MICROS Systems, a provider of software and hardware to the hospitality and retail industries; and Monster Worldwide, an online career management firm.

The Fund’s top three detractors were RMH Teleservices, a call center company; First Horizon Pharmaceuticals, a specialty pharmaceutical marketer; and Med-Design, a developer of safety medical devices.

What changes did you make to the Fund and why?

During the year we moved and positioned the Fund closer to a core orientation—a blend of both growth and value characteristics. We believe this decision will be a positive one going forward. We also believe it has strengthened the posture of the Fund to weather environments where one of these two styles is more significantly in favor. While this year the difference of the Russell 2000 Growth and Russell 2000 Value indices was 1.2% (the slimmest difference since 1994), there are often wide swings that occur in performance for either index. For example, the Russell 2000 Growth Index outperformed the Value Index by 45.3% in 1999 and the Russell 2000 Value Index outperformed the Growth Index by 36.8% in the year 2000. Whether growth is in favor or value is in favor, we believe the Fund is designed to perform well and be consistent in many different environments.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

Safeco Growth Opportunities Fund

As of December 31, 2003

As part of our investment strategy, we temporarily invest excess cash in indexed securities while we research suitable new investment opportunities.

We believe that our investment approach, a focus on fundamental research and a long-term horizon, should reward shareholders in the future.

Jeffrey Schwartz, CFA—Portfolio Manager/Equity Analyst

B.A.—Mathematics, State University of New York at Binghamton, Harpur College (1985); M.B.A.—Finance; University of Michigan (1992)

Chartered Financial Analyst designation received (1998)

Jeff joined Safeco Asset Management in 2003 as co-Portfolio Manager of the Safeco Growth Opportunities Fund and Safeco RST Growth Opportunities Portfolio. Prior, he was founder of Nantucket Investment Research, LLC, in Farmington Hills, Michigan. At Munder Capital Management from June 1992 through May 2001, Mr. Schwartz was most recently a Senior Portfolio Manager and Principal, co-manager of the Munder MicroCap Equity Fund and Munder Small Company Focus Style separate accounts, and on the management team of the Munder Small Company Growth Fund. Before his tenure at Munder, Jeff was a Pension Consultant with Thesco Consultants, Inc. and PricewaterhouseCoopers. He has 15 years of investment experience.

Bill Whitlow, CFA—Portfolio Manager/Equity Analyst

B.A.—Chemistry; University of Colorado (1967), M.B.A.—Finance; University of California, Berkeley (1974)

Chartered Financial Analyst designation received (1980)

Bill began his investment career at Safeco Asset Management as an equity analyst in 1976. Bill left Safeco in 1980 and worked as an analyst and as a director of research in the brokerage industry. Bill returned to Safeco Asset Management in 1997, and is currently co-manager of the Safeco Multi-Cap Core Fund, the Safeco RST Multi-Cap Core Portfolio, the Safeco Growth Opportunities Fund and Safeco RST Growth Opportunities Portfolio. He is also an analyst covering biotech and software (database and storage management). He has a total of 27 years of investment experience.

Performance Overview & Highlights

Safeco Growth Opportunities Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

Safeco Growth Opportunities Fund
Class A	35.37%	0.28%	9.23%	43.67%	1.47%	9.87%
Class B	37.64%	0.35%	9.38%	42.64%	0.75%	9.38%
Class C	41.64%	0.75%	9.28%	42.64%	0.75%	9.28%
Russell 2000 Index	N/A	N/A	N/A	47.25%	7.13%	9.48%
Lipper, Inc. (Small-Cap Core Funds)	N/A	M/A	N/A	44.24%	10.63%	10.90%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the fund’s benchmark index.

TOP FIVE INDUSTRIES	Percent of Net Assets

Specialty Stores	5.7%
Health Care Equipment	5.5
Health Care Services	5.2
Pharmaceuticals	5.2
Diversified Commercial Services	4.8

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Iron Mountain, Inc. (Data Processing & Outsourced Services)	3.2%
MICROS Systems, Inc. (Application Software)	3.1
NCO Group, Inc. (Diversified Commercial Services)	3.0
Rent-Way, Inc. (Specialty Stores)	2.7
Rent-A-Center, Inc. (Specialty Stores)	2.6
Nu Skin Enterprises, Inc. (Class A) (Personal Products)	2.5
PolyMedica Corp. (Health Care Supplies)	2.5
Conceptus, Inc. (Health Care Equipment)	2.5
Websense, Inc. (Internet Software & Services)	2.5
Serologicals Corp. (Biotechnology)	2.5

TOP FIVE PURCHASES For the Year Ended December 31, 2003	Cost (000’s)

iShares Russell 2000 Growth Index Fund	$17,092
iShares Russell 2000 Value Index Fund	12,821
iShares Russell 2000 Index Fund	11,293
iShares S&P SmallCap 600/ BARRA Growth Index Fund	8,667
StanCorp Financial Group, Inc.	7,965

TOP FIVE SALES For the Year Ended December 31, 2003	Proceeds (000’s)

PolyMedica Corp.	$32,274
MICROS Systems, Inc.	20,640
iShares Russell 2000 Growth Index Fund	19,665
NCO Group, Inc.	18,483
AtheroGenics, Inc.	16,739

WEIGHTINGS AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Growth Opportunities Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—91.1%

Aerospace & Defense—2.7%
119,700	*	Alliant Techsystems, Inc.	$6,914
269,000	*	DRS Technologies, Inc.	7,473

Application Software—3.1%
379,428	*	MICROS Systems, Inc.	16,452

Asset Management & Custody Banks—1.0%
72,200	*	Affiliated Managers Group, Inc.	5,024

Auto Parts & Equipment—1.2%
403,000	*	IMPCO Technologies, Inc.	3,514
316,000	*	Quantum Fuel Systems Technologies Worldwide, Inc.	2,541

Biotechnology—4.5%
675,600	*†	North American Scientific, Inc.	7,094
540,000	*	Novavax, Inc.	3,240
703,373	*	Serologicals Corp.	13,083

Casinos & Gaming—1.6%
272,500	*	Station Casinos, Inc.	8,347

Data Processing & Outsourced Services—3.2%
426,180 *		Iron Mountain, Inc.	16,851

Diversified Commercial Services—4.8%
152,400	*	Concorde Career Colleges, Inc.	3,805
225,600	*	Kroll, Inc.	5,866
696,552	*	NCO Group, Inc.	15,861

Electronic Equipment Manufacturers—2.1%
342,500	*	Tektronix, Inc.	10,823

Employment Services—1.9%
464,500	*	Monster Worldwide, Inc.	10,200

Food Distributors—1.9%
212,600		Fresh Del Monte Produce, Inc.	5,066
131,900	*	Performance Food Group Co.	4,771

Food Retail—1.1%
328,000		Casey’s General Stores, Inc.	5,792

Footwear—0.9%
220,600	*	Steven Madden, Ltd.	4,500

Health Care Equipment—5.4%
187,000	*	American Medical Alert Corp.	692
1,246,800	*†	Conceptus, Inc.	13,241
756,900	*	Endocare, Inc.	3,028
1,172,500	*†	Med-Design Corp.	5,276
1,800,000	*	PhotoMedex, Inc.	4,464
861,000	*†	SpectRx, Inc.	1,722

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Health Care Services—5.2%
501,600	*	American Healthways, Inc.	$11,973
586,225	*†	Matria Healthcare, Inc.	12,387
668,700	*	Prime Medical Services, Inc.	3,136

Health Care Supplies—2.5%
504,700		PolyMedica Corp.	13,279

Home Entertainment Software—2.8%
517,566	*	PLATO Learning, Inc.	5,460
544,300	*	THQ, Inc.	9,204

Homebuilding—3.6%
830,000	*	Champion Enterprises, Inc.	5,810
101,200	*	Meritage Corp.	6,711
131,800		Standard Pacific Corp.	6,399

Industrial Machinery—1.1%
129,700		Pentair, Inc.	5,927

Integrated Telecommunications Services—0.5%
510,800	*	RMH Teleservices, Inc.	2,636

Internet Software & Services—4.5%
1,092,003	*	Stellent, Inc.	10,745
450,300	*	Websense, Inc.	13,167

IT Consulting & Other Services—1.6%
992,508	*	CIBER, Inc.	8,595

Life & Health Insurance—3.2%
337,200		Scottish Re Group, Ltd.	7,007
153,500		StanCorp Financial Group, Inc.	9,652

Metal & Glass Containers—0.9%
367,300		Intertape Polymer Group, Inc.	4,676

Office Services & Supplies—0.5%
155,000	*	Moore Wallace, Inc.	2,903

Oil & Gas Drilling—0.9%
259,000	*	Pride International, Inc.	4,828

Oil & Gas Equipment & Services—1.5%
166,500	*	FMC Technologies, Inc.	3,879
134,000		Tidewater, Inc.	4,004

Oil & Gas Exploration & Production—2.2%
193,200	*	Forest Oil Corp.	5,520
132,900	*	Newfield Exploration Co.	5,919

Personal Products—2.5%
782,200		Nu Skin Enterprises, Inc. (Class A)	13,368

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Growth Opportunities Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Pharmaceuticals—5.0%
268,300	*	Connetics Corp.	$4,872
770,510	*	Discovery Laboratories, Inc.	8,083
1,216,000	*	La Jolla Pharmaceutical Co.	5,217
835,000	*†	Nastech Pharmaceutical Co., Inc.	8,016

Real Estate Investment Trust—1.7%
149,800		Alexandria Real Estate Equities, Inc.	8,673

Regional Banks—4.0%
322,875		Fulton Financial Corp.	7,074
172,700		United Bankshares, Inc.	5,388
173,500		Westamerica Bancorporation	8,623

Soft Drinks—0.9%
91,000		Coca-Cola Bottling Co.	4,868

Specialty Chemicals—0.5%
530,000	*	Omnova Solutions, Inc.	2,544

Specialty Stores—5.7%
532,213	*†	Harold’s Stores, Inc.	1,783
465,250	*	Rent-A-Center, Inc.	13,902
1,731,300	*†	Rent-Way, Inc.	14,179

Thrifts & Mortgage Finance—2.8%
300,303		Doral Financial Corp.	9,694
268,100		W Holding Co., Inc.	4,989

Trucking—1.6%
250,350	*	Old Dominion Freight Line, Inc.	8,532

TOTAL COMMON STOCKS (cost $362,747)			479,262

INDEXED SECURITIES—7.7%

Indexed Securities—7.7%
198,800		iShares Russell 2000 Growth Index Fund	11,779
106,100		iShares Russell 2000 Index Fund	11,756
73,200		iShares Russell 2000 Value Index Fund	11,770
61,000		iShares S&P SmallCap 600/BARRA Growth Index Fund	5,411

TOTAL INDEXED SECURITIES (cost $36,717)			40,716

WARRANTS—0.4%

Health Care Equipment—0.1%
48,750	*	American Medical Alert Corp. (Exp. 4/19/07)††	84

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Health Care Equipment—(continued)
92,625	*	Endocare, Inc. (Exp. 11/23/05) ††	$33
260,000	*	LifePoint, Inc. (Exp. 3/27/07)††	20
156,000	*	LifePoint, Inc. (Exp. 7/21/07)††	14
450,000	*	PhotoMedex, Inc. (Exp. 6/12/07)††	617
172,200	*	SpectRx, Inc. (Exp. 6/04/06)††	172

Integrated Telecommunications Services—0.1%
345,724	*	RMH Teleservices, Inc. (Exp. 9/28/06)††	414

Pharmaceuticals—0.2%
217,500	*	Nastech Pharmaceutical Co., Inc. (Exp. 3/19/06)††	958

TOTAL WARRANTS (cost $43)			2,312

CASH EQUIVALENTS—27.0%

Investment Companies
11,786,541		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	11,787
129,966,898		State Street Navigator Securities Lending Prime Portfolio **	129,967

TOTAL CASH EQUIVALENTS (cost $141,754)			141,754

TOTAL INVESTMENTS (cost $541,261)—126.2%			664,044

Other Assets, less Liabilities			(138,013)

NET ASSETS			$526,031

*	Non-income producing security.
**	Represents invested collateral received related to $125,615,595 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.
†	Affiliated issuer as defined by the Investment Company Act of 1940 (the Fund controls 5% or more of the outstanding voting shares of the company). Total cost of such securities is $70,283,000 and the total value is $63,698,000 or 12.1% of net assets.
††	Securities are valued at fair value as determined under the supervision of the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco Core Equity Fund

As of December 31, 2003

Rich Meagley Darcy MacLaren

How did the Fund perform?

The Safeco Core Equity Fund’s performance, while good on an absolute basis, lagged its benchmark, the S&P 500, for the year ending December 31, 2003. The Fund performed reasonably well versus the benchmark for the first three quarters of the year, but fell behind the benchmark for the final quarter. The benchmark outperformed the Fund during the final months of the year due to strong returns from technology, energy and material stocks, smaller capitalization stocks and those stocks perceived to be lower than average in quality.

What factors impacted the Fund’s performance?

Throughout the first three quarters of the year the markets seemed to be influenced the most by questions about the situation in Iraq and the state of the economy. Are we going to war? How long will it last? Will the economy recover? Will the recovery be a jobless one? Throughout that period, the Fund performed reasonably well by staying with its buy-and-hold strategy with adequate diversification. The Fund participated in the recovery of technology, industrial and other industries that are sensitive to an improving economy. At the same time, lagging healthcare sector and individual stock picks that fared poorly did not greatly hamper performance.

Unfortunately, the fourth quarter was a different story. As the markets became more comfortable with both the situation in Iraq and the economy, price moves came in economically sensitive stocks, especially smaller and lower-quality names. These are not areas the Fund typically focuses on. Many of our companies that have proven to be well run over long periods of time were poor stock market, performers in the fourth quarter.

What changes did you make you make to the Fund and why?

The biggest change was changing the Fund to a co-manager approach. We believe shareholders will benefit by having Darcy MacLaren, our director of equity research, join Rich Meagley in managing the Fund. With so many major sectors in the economy that affect the overall stock market, it simply made sense to add more talent to the Fund.

The Fund’s buy-and-hold strategy along with a concern for valuation, exposure to the improving economy and adequate diversification drove changes over the past twelve months. For example, we replaced Bank of America with First Tennessee and Hibernia—smaller banks with better growth prospects. Also, in the healthcare area we replaced Merck with Medtronic.

Report From the Fund Managers

Safeco Core Equity Fund

As of December 31, 2003

Rich Meagley, CFA—Portfolio Manager/Equity Analyst

B.A.—Economics; Wake Forest University (1977), M.B.A.—Finance; University of Washington (1982)

Chartered Financial Analyst designation received (1986)

Rich started with Safeco Asset Management as an equity analyst in 1983, prior to which he was an equity analyst for a regional financial institution. Rich left Safeco Asset Management in 1992 to work as a portfolio manager for a local investment firm. He returned to Safeco Asset Management in 1995 and assumed his current responsibilities as the co-portfolio manager for the Safeco Core Equity Fund and the Safeco RST Core Equity Portfolio as well as the analyst for the financial services and natural gas sectors. He has a total of 20 years investment experience, which includes 15 years as a portfolio manager.

Darcy MacLaren, CFA—Portfolio Manager

B.A.—English/History; University of Colorado (1971), M.A.—Library Science; University of Colorado (1972)

M.B.A.—Finance; University of Washington (1980)

Chartered Financial Analyst designation received (1983)

Darcy began her investment career when she joined Safeco Asset Management in 1980. She left the firm in 1983 and spent the next 11 years working for other investment firms prior to returning to Safeco Asset Management in 1994. Darcy is the Director of Equity Research, as well as the portfolio manager for the equity portion of the Safeco Corporate and the Property and Casualty portfolios and co-portfolio manager for the Safeco Core Equity Fund and the Safeco RST Core Equity Portfolio, in addition to managing portfolios for Safeco Trust Company. She is also an analyst covering conglomerates, household appliances and furnishings. Darcy has 23 years of investment experience.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview & Highlights

Safeco Core Equity Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

Safeco Core Equity Fund
Class A	17.23%	(5.61)%	7.12%	24.41%	(4.49)%	7.75%
Class B	18.53%	(5.54)%	7.23%	23.53%	(5.19)%	7.23%
Class C	22.42%	(5.17)%	7.14%	23.42%	(5.17)%	7.14%
S&P 500 Index	N/A	N/A	N/A	28.67%	(0.57)%	11.06%
Lipper, Inc. (Large-Cap Core Funds)	N/A	N/A	N/A	25.59%	(1.55)%	8.97%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

TOP FIVE INDUSTRIES	Percent of Net Assets

Pharmaceuticals	10.0%
Diversified Banks	5.3
Integrated Oil & Gas	4.7
Systems Software	3.8
Multi-Line Insurance	3.7

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Pfizer, Inc. (Pharmaceuticals)	3.4%
Citigroup, Inc. (Diversified Capital Markets)	3.3
Microsoft Corp. (Systems Software)	3.0
American International Group, Inc. (Multi-Line Insurance)	2.9
Exxon Mobil Corp. (Integrated Oil & Gas)	2.8
General Electric Co. (Industrial Conglomerates)	2.7
Wells Fargo & Co. (Diversified Banks)	2.6
United Technologies Corp. (Aerospace & Defense)	2.6
PepsiCo, Inc. (Soft Drinks)	2.5
Abbott Laboratories (Pharmaceuticals)	2.4

TOP FIVE PURCHASES For the Year Ended December 31, 2003	Cost (000’s)

Medtronic, Inc.	$9,187
Kohl’s Corp.	8,400
Amgen, Inc.	7,629
Johnson Controls, Inc.	7,504
First Tennessee National Corp.	7,380

TOP FIVE SALES For the Year Ended December 31, 2003	Proceeds (000’s)

Bank of America Corp.	$18,252
Merck & Co., Inc.	12,304
J.P. Morgan Chase & Co.	11,920
SBC Communications, Inc.	11,667
Altria Group, Inc.	8,368

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Core Equity Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—98.4%

Aerospace & Defense—3.5%
75,000		Northrop Grumman Corp.	$7,170
200,000		United Technologies Corp.	18,954

Application Software—0.6%
80,000	*	Intuit, Inc.	4,233

Auto Parts & Equipment—1.4%
90,000		Johnson Controls, Inc.	10,451

Biotechnology—1.3%
150,000	*	Amgen, Inc.	9,270

Brewers—1.4%
200,000		Anheuser-Busch Companies, Inc.	10,536

Communication Equipment—2.6%
650,000	*	Cisco Systems, Inc.	15,789
200,000		Nokia Oyj (ADR)	3,400

Computer Hardware—3.2%
300,000	*	Dell, Inc.	10,188
149,000		International Business Machines Corp.	13,809

Computer Storage & Peripherals—0.9%
490,000	*	EMC Corp.	6,331

Construction & Farm Machinery & Heavy Trucks—1.0%
85,000		PACCAR, Inc.	7,235

Consumer Finance—2.8%
250,000		American Express Co.	12,058
360,000		MBNA Corp.	8,946

Data Processing & Outsourced Services—1.7%
175,000		Automatic Data Processing, Inc.	6,932
140,000		First Data Corp.	5,753

Department Stores—0.9%
154,000	*	Kohl’s Corp.	6,921

Diversified Banks—5.3%
225,000		Hibernia Corp. (Class A)	5,290
500,000		U.S. Bancorp	14,890
330,000		Wells Fargo & Co.	19,434

Diversified Capital Markets—3.3%
510,000		Citigroup, Inc.	24,755

Electrical Components & Equipment—0.9%
105,000		Emerson Electric Co.	6,799

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Food Retail—1.0%
400,000	*	Kroger Co.	$7,404

General Merchandise Stores—3.1%
300,000		Target Corp.	11,520
218,000		Wal-Mart Stores, Inc.	11,565

Health Care Distributors—2.0%
120,000		Cardinal Health, Inc.	7,339
240,000		McKesson Corp.	7,718

Health Care Equipment—1.3%
200,000		Medtronic, Inc.	9,722

Home Furnishings—0.6%
215,000		Leggett & Platt, Inc.	4,651

Home Improvement Retail—1.9%
400,000		Home Depot, Inc.	14,196

Household Products—3.2%
125,000		Kimberly-Clark Corp.	7,386
160,000		Procter & Gamble Co.	15,981

Housewares & Specialties—1.5%
160,000		Fortune Brands, Inc.	11,438

Industrial Conglomerates—2.7%
650,000		General Electric Co.	20,137

Industrial Gases—1.0%
200,000		Praxair, Inc.	7,640

Industrial Machinery—3.3%
100,000		Danaher Corp.	9,175
110,000		Illinois Tool Works, Inc.	9,230
90,000		Ingersoll-Rand Co. (Class A)	6,109

Integrated Oil & Gas—4.7%
165,000		ChevronTexaco Corp.	14,254
500,000		Exxon Mobil Corp.	20,500

Integrated Telecommunications Services—2.5%
200,000		CenturyTel, Inc.	6,524
340,000		Verizon Communications	11,927

Motorcycle Manufacturers—1.1%
170,000		Harley-Davidson, Inc.	8,080

Movies & Entertainment—1.7%
475,000	*	Time Warner, Inc.	8,545
165,000		Walt Disney Co.	3,849

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Core Equity Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Multi-Line Insurance—3.7%
330,000		American International Group, Inc.	$21,872
100,000		Hartford Financial Services Group, Inc.	5,903

Oil & Gas Equipment & Services—1.3%
175,000		Schlumberger, Ltd.	9,576

Personal Products—0.7%
125,000		Estee Lauder Cos., Inc. (Class A)	4,908

Pharmaceuticals—10.0%
375,000		Abbott Laboratories	17,475
100,000		Eli Lilly & Co.	7,033
225,000		Johnson & Johnson	11,624
725,000		Pfizer, Inc.	25,614
300,000		Wyeth	12,735

Property & Casualty Insurance—1.3%
575,000	*	Travelers Property Casualty Corp. (Class A)	9,649

Publishing—1.9%
160,000		Gannett Co., Inc.	14,266

Regional Banks—2.1%
140,000		Fifth Third Bancorp	8,274
160,000		First Tennessee National Corp.	7,056

Semiconductor Equipment—1.0%
325,000	*	Applied Materials, Inc.	7,296

Semiconductors—3.6%
540,000		Intel Corp.	17,388
330,000		Texas Instruments, Inc.	9,695

Soft Drinks—2.5%
400,000		PepsiCo, Inc.	18,648

Systems Software—3.8%
800,000		Microsoft Corp.	22,032
481,000	*	Oracle Corp.	6,349

Thrifts & Mortgage Finance—3.3%
150,000		Federal National Mortgage Association	11,259
325,000		Washington Mutual, Inc.	13,039

Tobacco—0.8%
110,000		Altria Group, Inc.	5,986

TOTAL COMMON STOCKS (cost $508,841)			731,711

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—3.0%

Investment Companies
11,557,253	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$11,557
10,572,910	State Street Navigator Securities Lending Prime Portfolio **	10,573

TOTAL CASH EQUIVALENTS (cost $22,130)		22,130

TOTAL INVESTMENTS (cost $530,971)—101.4%		753,841

Other Assets, less Liabilities		(10,740)

NET ASSETS		$743,101

*	Non-income producing security.
**	Represents invested collateral received related to $10,368,184 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Large-Cap Value Fund

As of December 31, 2003

Rex Bentley Lynette Sagvold

How did the Fund perform?

For the year ending December 31, 2003, the Safeco Large-Cap Value Fund had a positive absolute return, but underperformed its benchmark, the Russell 1000 Value Index.

What factors impacted the Fund’s performance?

While 2003 was a very good year for all U.S. equities as measured by the major stock indices, it was definitely better for some classes of stocks than for others. 2003 was a year when size mattered, and small was better. This can be seen by comparing the 29.9% return of the large capitalization Russell 1000 Index with the 47.3% return of the small capitalization Russell 2000 Index. Within the Russell 1000 Value Index, returns were inversely related to size, with the smallest stocks as a group having the best returns. This had a negative impact on relative performance as the Fund has just 3.5% of assets invested in the three smallest quintiles of market capitalization compared to 12.7% for the index. The other major class of stocks that performed exceptionally well was lower quality companies, i.e. ones with no earnings and high debt ratios. So holding high-quality companies also affected the Fund’s relative performance this year.

The year had four distinct quarters as far as the stock market was concerned. In the first quarter of 2003, concern about the impending war in Iraq dominated the news, and stocks were slightly lower. In the second quarter, people reacted to the quick and decisive military success of coalition forces and drove stocks substantially higher. During the third quarter, worries about whether the economy was improving or not, and concerns about how long troops would remain in Iraq resulted in a stock market that was essentially flat. In the fourth quarter, positive data served to bolster confidence that the economic recovery was on track, and stocks rose sharply again. The best performing sectors for the year tended to be those that are economically sensitive, like technology, producer durables and materials and processing. These same patterns of returns, both the timing and the sectors, were also true for the Safeco Large-Cap Value Fund.

What changes did you make to the Fund and why?

There were three main reasons why various sector weights were changed throughout the year. One was to get the sectors more closely aligned with the new benchmark. Consumer staples were increased and health care was reduced for this reason. The second reason was to get more cyclical exposure in anticipation of an improving economy. Examples of this included increasing weightings in consumer discretionary and in materials and processing. The final reason for making weighting changes was to take advantage of opportunities due to valuations. As an example, producer durables were decreased in weight as the stocks performed extremely well and positions were reduced and/or eliminated based on relative attractiveness of valuation.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

Safeco Large-Cap Value Fund

As of December 31, 2003

Rex Bentley, CFA—Portfolio Manager/Equity Analyst

B.A.—History; Brigham Young University (1970), M.B.A.—Finance; Brigham Young University (1975)

Chartered Financial Analyst designation received (1981)

Rex began his investment career at Safeco Asset Management as an equity analyst in 1975. In 1983, he left the firm and spent the next 12 years with other investment management firms. Rex rejoined Safeco Asset Management in 1995 and is today, co-manager of the Safeco Large-Cap Value Fund and the equity portion of the Safeco Balanced Fund with Lynette Sagvold. He also is an analyst covering autos and the chemical industry, and manages portfolios for Safeco Trust Company. He has 28 years of investment experience, including 20 years as a portfolio manager.

Lynette Sagvold, CFA—Portfolio Manager/Equity Analyst

B.A.—Business Administration; University of Washington (1982)

Chartered Financial Analyst designation received (1988)

Lynette joined Safeco Asset Management in 1995, and is today the co-manager of the Safeco Large-Cap Value Fund and the equity portion of the Safeco Balanced Fund. She is also an analyst in the insurance and food industries, and manages portfolios for Safeco Trust Company. Prior to joining Safeco, Lynette worked in portfolio management for institutional accounts and equity research at several regional financial institutions. She has 18 years of investment experience.

Performance Overview & Highlights

Safeco Large-Cap Value Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

Safeco Large-Cap Value Fund
Class A	16.75%	(3.39)%	5.98%	23.90%	(2.24)%	6.61%
Class B	17.98%	(3.36)%	6.19%	22.98%	(3.00)%	6.19%
Class C	22.00%	(2.92)%	6.11%	23.00%	(2.92)%	6.11%
Russell 1000 Value Index	N/A	N/A	N/A	30.03%	3.57%	11.87%
Lipper, Inc. (Equity-Income Funds)	N/A	N/A	N/A	26.03%	2.92%	9.53%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

TOP FIVE INDUSTRIES	Percent of Net Assets

Integrated Oil & Gas	10.0%
Diversified Banks	9.5
Integrated Telecommunications Services	7.1
Pharmaceuticals	5.3
Multi-Line Insurance	5.1

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

ChevronTexaco Corp. (Integrated Oil & Gas)	3.4%
Citigroup, Inc. (Diversified Capital Markets)	2.9
U.S. Bancorp (Diversified Banks)	2.8
American International Group, Inc. (Multi-Line Insurance)	2.6
Hartford Financial Services Group, Inc. (Multi-Line Insurance)	2.5
Wells Fargo & Co. (Diversified Banks)	2.5
Exxon Mobil Corp. (Integrated Oil & Gas)	2.4
Kimberly-Clark Corp. (Household Products)	2.2
Travelers Property Casualty Corp. (Class B) (Property & Casualty Insurance)	2.0
Verizon Communications (Integrated Telecommunications Services)	2.0

TOP FIVE PURCHASES For the Year Ended December 31, 2003	Cost (000’s)

Travelers Property Casualty Corp. (Class B)	$2,950
Morgan Stanley	2,257
State Street Corp.	2,164
Target Corp.	2,133
Kraft Foods, Inc. (Class A)	1,896

TOP FIVE SALES For the Year Ended December 31, 2003	Proceeds (000’s)

Equity Residential	$3,755
First Industrial Realty Trust, Inc.	3,648
Liberty Property Trust	2,850
Ingersoll-Rand Co.	2,613
Royal Dutch Petroleum Co. (ADR)	2,452

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Large-Cap Value Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—98.5%

Aerospace & Defense—2.4%
15,000		Northrop Grumman Corp.	$1,434
24,500		United Technologies Corp.	2,322

Air Freight & Logistics—1.5%
31,000		United Parcel Service, Inc. (Class B)	2,311

Apparel Retail—0.6%
35,000		The Talbots, Inc.	1,077

Asset Management & Custody Banks—2.2%
30,000		Bank of New York Co., Inc.	994
44,500		State Street Corp.	2,318

Automobile Manufacturers—0.9%
25,000		General Motors Corp.	1,335

Brewers—0.9%
25,000		Anheuser-Busch Companies, Inc.	1,317

Broadcasting & Cable TV—1.0%
36,000		Viacom, Inc. (Class B)	1,598

Communication Equipment—1.0%
90,000		Nokia Oyj (ADR)	1,530

Computer Hardware—2.5%
25,000	*	Dell, Inc.	849
13,300		Diebold, Inc.	716
25,200		International Business Machines Corp.	2,336

Construction & Farm Machinery & Heavy Trucks—0.5%
9,400		PACCAR, Inc.	800

Consumer Finance—1.5%
47,000		American Express Co.	2,267

Data Processing & Outsourced Services—0.5%
18,000		First Data Corp.	740

Department Stores—0.9%
42,000		Nordstrom, Inc.	1,441

Diversified Banks—9.5%
35,000		Bank of America Corp.	2,815
48,000		Hibernia Corp. (Class A)	1,128
145,000		U.S. Bancorp	4,318
55,000		Wachovia Corp.	2,562
65,000		Wells Fargo & Co.	3,828

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Diversified Capital Markets—3.8%
90,600		Citigroup, Inc.	$4,398
40,000		J.P. Morgan Chase & Co.	1,469

Diversified Chemicals—1.3%
43,000		Du Pont (E.I.) de Nemours & Co.	1,973

Electric Utilities—2.9%
23,000		Exelon Corp.	1,526
50,000		FirstEnergy Corp.	1,760
37,000		Southern Co.	1,119

Electrical Components & Equipment—0.8%
27,000		Hubbell, Inc. (Class B)	1,191

Food Distributors—1.1%
44,700		SYSCO Corp.	1,664

Food Retail—1.0%
81,700	*	Kroger Co.	1,512

General Merchandise Stores—1.1%
44,900		Target Corp.	1,724

Health Care Distributors—0.8%
38,000		McKesson Corp.	1,222

Home Furnishings—1.3%
95,000		Leggett & Platt, Inc.	2,055

Home Improvement Retail—1.0%
42,900		Home Depot, Inc.	1,523

Household Products—2.7%
56,000		Kimberly-Clark Corp.	3,309
7,900		Procter & Gamble Co.	789

Housewares & Specialties—1.7%
37,500		Fortune Brands, Inc.	2,681

Industrial Conglomerates—1.4%
70,000		General Electric Co.	2,169

Industrial Gases—2.4%
45,000		Air Products and Chemicals, Inc.	2,377
36,000		Praxair, Inc.	1,375

Industrial Machinery—1.0%
23,800		Ingersoll-Rand Co.	1,616

Integrated Oil & Gas—10.0%
45,000		BP, plc (ADR)	2,221
60,000		ChevronTexaco Corp.	5,183
35,785		ConocoPhillips	2,346
88,812		Exxon Mobil Corp.	3,641
39,300		Royal Dutch Petroleum Co. (ADR)	2,059

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Large-Cap Value Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Integrated Telecommunications Services—7.1%
45,000		ALLTEL Corp.	$2,096
41,000		BellSouth Corp.	1,160
40,000		CenturyTel, Inc.	1,305
119,000		SBC Communications, Inc.	3,102
89,000		Verizon Communications	3,122

Investment Banking & Brokerage—1.9%
50,000		Morgan Stanley	2,893

Metal & Glass Containers—0.8%
21,000		Ball Corp.	1,251

Movies & Entertainment—0.7%
48,000		Walt Disney Co.	1,120

Multi-Line Insurance—5.1%
60,000		American International Group, Inc.	3,977
65,000		Hartford Financial Services Group, Inc.	3,837

Multi-Utilities & Unregulated Power—0.9%
60,000		NiSource, Inc.	1,316

Office Services & Supplies—1.2%
45,000		Pitney Bowes, Inc.	1,828

Packaged Foods & Meats—1.3%
61,900		Kraft Foods, Inc. (Class A)	1,994

Pharmaceuticals—5.3%
50,000		Abbott Laboratories	2,330
18,000		Eli Lilly & Co.	1,266
75,000		Pfizer, Inc.	2,650
46,000		Wyeth	1,953

Property & Casualty Insurance—2.0%
185,000		Travelers Property Casualty Corp. (Class B)	3,139

Publishing—1.6%
27,500		Gannett Co., Inc.	2,452

Railroads—0.4%
10,000		Union Pacific Corp.	695

Real Estate Investment Trust—2.1%
15,000		Alexandria Real Estate Equities, Inc.	869
60,000		Liberty Property Trust	2,334

Semiconductor Equipment—0.6%
39,200	*	Applied Materials, Inc.	880

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Semiconductors—1.4%
33,800		Intel Corp.	$1,088
37,400		Texas Instruments, Inc.	1,099

Soft Drinks—1.2%
38,000		PepsiCo, Inc.	1,772

Systems Software—0.9%
50,000		Microsoft Corp.	1,377

Technology Distributors—1.1%
55,000	*	Agilent Technologies, Inc.	1,608

Thrifts & Mortgage Finance—2.7%
20,300		Federal National Mortgage Association	1,524
65,000		Washington Mutual, Inc.	2,608

TOTAL COMMON STOCKS (cost $116,701)			151,583

CASH EQUIVALENTS—2.5%

Investment Companies
1,478,220		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	1,478
2,370,000		State Street Navigator Securities Lending Prime Portfolio **	2,370

TOTAL CASH EQUIVALENTS (cost $3,848)			3,848

TOTAL INVESTMENTS (cost $120,549)—101.0%			155,431

Other Assets, less Liabilities			(1,554)

NET ASSETS			$153,877

*	Non-income producing security.
**	Represents invested collateral received related to $2,334,000 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco Multi-Cap Core Fund

As of December 31, 2003

Bill Whitlow Brian Clancy

How did the Fund perform?

The Safeco Multi-Cap Core Fund significantly outperformed the Russell 3000 benchmark for the year ending December 31, 2003. This strong performance also brought our results in ahead of our benchmark for the five-year period. The Fund lagged its benchmark for the ten-year period.

At the beginning of October, the Fund changed its name from Safeco Northwest Fund to Safeco Multi-Cap Core Fund. This change in name and in investment philosophy allows us to continue our efforts to improve the portfolio’s risk reward trade-off by minimizing the risk of geographic concentration and by further diversifying our holdings. The name is also more descriptive of our investment approach: we invest in stocks of different sizes or market capitalizations with styles from value to growth—the average falling between the two, which is referred to as a core investing style.

What factors impacted the Fund’s performance?

The stock market’s strong 2003 performance was driven by improving economic conditions and the end of the major uncertainty caused by the war in Iraq. As typically happens in the early stages of an economic and market recovery, stocks most sensitive to changes in economic activity performed best. Because we anticipated an economic recovery, the Safeco Multi-Cap Core Fund entered the year with a larger portion of assets allocated to economically sensitive stocks, like materials, industrials and technology, than did the Russell 3000, and underweight in sectors that typically underperform in a recovery, like consumer staples and utilities. Further, small capitalization stocks tend to experience better performance in the early stages of a market advance, which they did in 2003. The Fund began the year with a much greater portion of assets in small-cap stocks than its benchmark.

What changes did you make to the Fund and why?

In 2003, we added 17 new stocks, 11 of which are economically sensitive. We also continued our strategy to further diversify and improve the quality of our holdings. Our best performers last year were all cyclical in nature. The top five were Primus Knowledge Solutions, Schnitzer Steel Industries, Tektronix, Captaris, and PACCAR. Eliminating the distortion of Primus’ 1,300% price increase, the average increase of the other four winners was 159%. Our bottom five performers decreased an average of 11.6%, with the worst minus 19%. The imbalance between the results of the best and worst stocks is testimony to the strength of the market in general and to our success in improving the quality of the portfolio. We believe the Fund is well positioned to continue benefiting from an improving market, while carrying a lower risk profile in case market conditions deteriorate.

Report From the Fund Managers

Safeco Multi-Cap Core Fund

As of December 31, 2003

Bill Whitlow, CFA—Portfolio Manager/Equity Analyst

B.A.—Chemistry; University of Colorado (1967), M.B.A.—Finance; University of California, Berkeley (1974)

Chartered Financial Analyst designation received (1980)

Bill began his investment career at Safeco Asset Management as an equity analyst in 1976. Bill left Safeco in 1980 and worked as an analyst and as a director of research in the brokerage industry. Bill returned to Safeco Asset Management in 1997, and is currently co-manager of the Safeco Multi-Cap Core Fund, the Safeco RST Multi-Cap Core Portfolio, the Safeco Growth Opportunities Fund and the Safeco RST Growth Opportunities Portfolio, as well as an analyst covering biotech and software (database and storage management). He has a total of 27 years of investment experience.

Brian Clancy, CFA—Portfolio Manager/Equity Analyst

B.S.—Mathematics; United States Naval Academy (1988), M.B.A.; University of Washington (1997)

Chartered Financial Analyst designation received (1999)

Brian joined Safeco Asset Management in 1996 as an equity analyst, and still covers beverages, semi-conductors and semi-conductor capital equipment. Brian is also co-manager of the Safeco Multi-Cap Core Fund and the Safeco RST Multi-Cap Core Portfolio, and manages portfolios for Safeco Trust Company. Prior to joining the firm, Brian served in the Navy for 7 years. He has 7 years of investment experience.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview & Highlights

Safeco Multi-Cap Core Fund

Average Annual Total Return for the periods ended December 31, 2003	With Sales Charge			Without Sales Charge
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

Safeco Multi-Cap Core Fund
Class A	36.47%	3.34%	7.99%	44.83%	4.57%	8.63%
Class B	38.77%	3.46%	8.20%	43.77%	3.81%	8.20%
Class C	42.74%	3.82%	8.09%	43.74%	3.82%	8.09%
Russell 3000 Index	N/A	N/A	N/A	31.04%	0.36%	10.77%
S&P 500 Index	N/A	N/A	N/A	28.67%	(0.57)%	11.06%
Lipper, Inc. (Multi-Cap Core Funds)	N/A	N/A	N/A	29.89%	2.90%	10.16%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

TOP FIVE INDUSTRIES	Percent of Net Assets

Diversified Banks	8.1%
Pharmaceuticals	6.6
Semiconductors	4.5
Electronic Equipment Manufacturers	4.4
Biotechnology	4.0

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Tektronix, Inc. (Electronic Equipment Manufacturers)	3.4%
Starbucks Corp. (Restaurants)	3.0
Bank of America Corp. (Diversified Banks)	2.8
Pfizer, Inc. (Pharmaceuticals)	2.7
StanCorp Financial Group, Inc. (Life & Health Insurance)	2.7
U.S. Bancorp (Diversified Banks)	2.7
Wells Fargo & Co. (Diversified Banks)	2.6
Wyeth (Pharmaceuticals)	2.4
Intel Corp. (Semiconductors)	2.4
Kroger Co. (Food Retail)	2.3

TOP FIVE PURCHASES For the Year Ended December 31, 2003	Cost (000’s)

PepsiCo, Inc.	$1,590
Estee Lauder Cos., Inc. (Class A)	1,320
W.W. Grainger, Inc.	1,311
MBNA Corp.	1,295
Intuit, Inc.	1,279

TOP FIVE SALES For the Year Ended December 31, 2003	Proceeds (000’s)

Schnitzer Steel Industries, Inc.	$3,055
Airborne, Inc.	1,270
Washington Mutual, Inc.	1,244
AT&T Wireless Services, Inc.	1,191
Avocent Corp.	1,171

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Multi-Cap Core Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—99.4%

Aerospace & Defense—1.1%
10,700		Northrop Grumman Corp.	$1,023

Air Freight & Logistics—2.2%
53,600		Expeditors International of Washington, Inc.	2,019

Airlines—1.8%
60,200	*	Alaska Air Group, Inc.	1,643

Application Software—2.9%
229,200	*	Captaris, Inc.	1,288
25,400	*	Intuit, Inc.	1,344

Automobile Manufacturers—2.2%
82,000	*	Monaco Coach Corp.	1,952

Biotechnology—4.0%
21,660	*	Amgen, Inc.	1,339
105,000	*	AVI BioPharma, Inc.	427
98,000	*	Corixa Corp.	592
52,000	*	Dendreon Corp.	419
19,400	*	Icos Corp.	801

Broadcasting & Cable TV—1.0%
20,700		Viacom, Inc. (Class B)	919

Catalog Retail—2.0%
162,300	*	Coldwater Creek, Inc.	1,785

Communication Equipment—2.0%
67,300	*	F5 Networks, Inc.	1,689

Construction & Farm Machinery & Heavy Trucks—2.0%
21,000		PACCAR, Inc.	1,787

Consumer Finance—1.4%
52,000		MBNA Corp.	1,292

Department Stores—1.8%
48,000		Nordstrom, Inc.	1,646

Diversified Banks—8.1%
30,700		Bank of America Corp.	2,469
80,300		U.S. Bancorp	2,391
39,352		Wells Fargo & Co.	2,317

Diversified Chemicals—0.9%
60,200		Penford Corp.	827

Diversified Commercial Services—1.2%
47,300	*	FTI Consulting, Inc.	1,105

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electronic Equipment Manufacturers—4.4%
42,800	*	FEI Co.	$963
95,200	*	Tektronix, Inc.	3,008

Environmental Services—1.0%
36,600		Republic Services, Inc.	938

Food Retail—3.0%
112,700	*	Kroger Co.	2,086
26,600	*	Safeway, Inc.	583

Health Care Equipment—1.8%
74,800	*	SonoSite, Inc.	1,604

Health Care Services—1.0%
36,500		IMS Health, Inc.	907

Home Furnishings—1.3%
56,000		Leggett & Platt, Inc.	1,211

Hotels, Resorts & Cruise Lines—2.9%
83,000	*	Ambassadors Group, Inc.	1,950
51,700	*	Ambassadors International, Inc.	646

Hypermarkets & Super Centers—2.0%
47,700	*	Costco Wholesale Corp.	1,773

Industrial Machinery—1.2%
38,000	*	Terex Corp.	1,082

Integrated Oil & Gas—1.8%
33,000		BP, plc (ADR)	1,629

Integrated Telecommunications Services—3.4%
34,200		CenturyTel, Inc.	1,116
37,000		SBC Communications, Inc.	965
26,400		Verizon Communications	926

Internet Software & Services—3.2%
328,900	*	Primus Knowledge Solutions, Inc.	2,069
138,000	*	RealNetworks, Inc.	788

Life & Health Insurance—2.7%
38,600		StanCorp Financial Group, Inc.	2,427

Metal & Glass Containers—1.1%
16,800		Ball Corp.	1,001

Multi-Utilities & Unregulated Power—1.7%
82,600		Avista Corp.	1,497

Oil & Gas Drilling—1.0%
36,200		Transocean Sedco Forex, Inc.	869

Oil & Gas Exploration & Production—2.7%
26,800		Anadarko Petroleum Corp.	1,367
12,500		Apache Corp.	1,014

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Multi-Cap Core Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Personal Products—1.5%
34,400		Estee Lauder Cos., Inc. (Class A)	$1,350

Pharmaceuticals—6.6%
74,700	*	Penwest Pharmaceuticals Co.	1,291
69,600		Pfizer, Inc.	2,459
51,000		Wyeth	2,165

Regional Banks—4.0%
92,800		Washington Banking Co.	1,510
96,500		West Coast Bancorp, Inc.	2,059

Restaurants—3.0%
81,500	*	Starbucks Corp.	2,694

Semiconductors—4.5%
66,400		Intel Corp.	2,138
65,000	*	Micron Technology, Inc.	876
145,000	*	TriQuint Semiconductor, Inc.	1,025

Soft Drinks—2.0%
38,000		PepsiCo, Inc.	1,772

Steel—1.3%
19,300		Schnitzer Steel Industries, Inc.	1,168

Systems Software—2.6%
67,500		Microsoft Corp.	1,859
33,960	*	NetIQ Corp.	450

Thrifts & Mortgage Finance—1.7%
38,600		Washington Mutual, Inc.	1,549

Trading Companies & Distributors—1.4%
26,600		W.W. Grainger, Inc.	1,261

TOTAL COMMON STOCKS (cost $60,777)			89,119

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—7.5%

Investment Companies
565,094	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$565
6,198,981	State Street Navigator Securities Lending Prime Portfolio **	6,199

TOTAL CASH EQUIVALENTS (cost $6,764)		6,764

TOTAL INVESTMENTS (cost $67,541)—106.9%		95,883

Other Assets, less Liabilities		(6,226)

NET ASSETS		$89,657

*	Non-income producing security.
**	Represents invested collateral received related to $5,959,009 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco International Stock Fund

As of December 31, 2003

How did the Fund perform?

The Safeco International Stock Fund underperformed its benchmark index, the Morgan Stanley Capital Index for Europe, Australasia and the Far East (MSCI EAFE) for the year ended December 31, 2003.

What factors impacted the Fund’s performance?

The underperformance of the Fund relative to its benchmark during 2003 was predominately caused by the Fund’s investment style and process being out of favor. Our stock selection process focuses on established companies with stable, durable business models and a history of delivering earnings. Financial strength, proven management and companies that possess global franchises are key factors in our stock research. Price valuation ultimately determines which of these stocks are purchased for the Fund as we seek to find companies that are undervalued relative to their intrinsic value and/or growth potential. Companies in our ‘universe’ have generally been ignored by the market during the year’s rally as investors preferred the high risk recovery plays.

Financial stocks dominated the list of best performers for the full year. Swiss bank UBS AG finished the year strongly as it benefited from increases in asset based fees due to the recovery in equity markets. Corporate finance fees also increased, reflecting the pickup in corporate M&A activity. Spanish bank, Banco Santander, surged by almost a third in value as it registered steady progress despite the impact of the decline of the U.S. Dollar and of Latin American currencies against the Euro. Its operating performance reflected an improvement in all the group’s business areas, particularly retail banking in Spain and consumer finance. Britain’s third largest bank, Barclays, plc, rose on the announcement that it expected fiscal year 2003 profits to rise by more than earlier indications. The bank cited a rise in consumer lending and increased earnings at its investment bank, Barclays Capital, as contributors.

Energy and utility stocks also provided a boost to the Fund’s performance over the year. German’s E.On AG was the Fund’s best performing stock on a contribution to return basis. Europe’s second largest utility benefited from the successful resolution of competition concerns surrounding its purchase of Ruhrgas AG, Germany’s second largest natural gas distributor. There was further positive reaction from the market as the company announced that the focus of further capital expenditure programs would be to integrate recent acquisitions and to maintain and expand its power and gas networks. French oil giant, Total SA benefited from stronger crude prices and higher margins. The company enjoyed strong cash flow after financing activities, allowing it to continue to buy back shares.

Dutch food retailer and food service company, Ahold NV was the poorest performing stock in the Fund over the year due to its surprise announcement in February that it has overstated earnings by €1 billion over several years due to improper accounting at its subsidiary U.S. Foodservice, prompting concerns as to the company’s ability to service its debts. The share price recovered somewhat over the year as concerns eased after the appointment of new management and the likelihood of a liquidity crisis lessened.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Manager

Safeco International Stock Fund

As of December 31, 2003

Japanese companies rounded out the list of poorest performing stocks during the year. Nintendo, the electronic games maker, struggled against competitors products such as Microsoft’s X-Box and Sony’s PlayStation. Similarly, Fuji Photo Film Co., Ltd., while increasing its market share of traditional film products, was having difficulties competing in the faster growing digital environment. Sony’s full year results to March 2003 revealed declining profitability mainly due to weak demand for consumer electronics, higher costs and increasing capital expenditure. The Fund’s holdings in all three stocks were sold during the year.

Rohm Co., Ltd. fell as the electronic component manufacturer said first-half sales and operating profit declined. However, Rohm has revised higher its full year sales forecast, as it expected sales of its mainstay integrated circuit chips would recover in the second half as demand grew for new products such as image processing chips for mobile phones.

International equity markets rebounded strongly to record vigorous gains in 2003 following three years of negative returns. The quicker-than-anticipated collapse of the Iraqi regime served as the catalyst, prompting equity investors back into the market. Brightening economic prospects in the U.S., China, Japan and elsewhere sustained the stock market bounce, as a combination of low interest rates, tax cuts and higher government spending in the U.S. provided an important stimulus.

Investors’ appetite for risk rose sharply in the year as a certain amount of caution was thrown to the wind. As a consequence, valuations for low-quality, highly geared companies attained very expensive levels, while stock indices in emerging markets more than doubled in some cases. Small- and mid-cap stocks outperformed their large cap counterparts throughout most of the year as investors sought stocks more closely aligned with the cyclical recovery in the global economy. The last quarter of the year saw further significant gains, but also some evidence to suggest that the nature of the year’s equity rally was beginning to broaden out from the narrow technology/cyclical and low-quality focus.

The weakness of the U.S. Dollar was a key feature in 2003 with the currency’s depreciation accelerating in the final quarter. Asian central banks have bought U.S. assets in an effort to maintain exchange rates at favorable levels for their exports, serving as a brake on the Dollar decline. The Dollar’s valuation against the Euro hit record lows during December. While this helped to boost corporate profits for American companies, it has damaged the attractiveness of U.S. assets for Euro-denominated investors. Eurozone and Japanese exporters were among those hurt by appreciating currencies.

What changes did you make to the Fund and why?

We have been encouraged by the improvements in the major world economies during the course of the year. Earnings reports from companies have tended to come in ahead of expectations and we are seeing analysts increase their expectations for profit growth into 2004. We do believe, however, that the ‘recovery play’ companies that have led the market higher this year will not be the ones to provide

Report From the Fund Manager

Safeco International Stock Fund

As of December 31, 2003

leadership going forward. We believe that their valuations are stretched and are too optimistic in respect of the improvements they are discounting. It remains our approach to invest at reasonable valuations in high quality companies with strong market positions, sound balance sheets and good income and cash generation prospects.

Bank of Ireland

Asset Management (U.S.) Limited

January 2004

Bank of Ireland Asset Management (U.S.) (BIAM) Limited is registered as an investment adviser with the US Securities and Exchange Commission, is also registered with various provinces in Canada, and is authorized by the Irish Financial Services Regulatory Authority under the Investment Intermediaries Act 1995.

All MSCI data is provided “as is”. In no event, shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data. No further distribution or dissemination of the MSCI data is permitted without MSCI’s prior express written consent.

The information contained herein is believed to be reliable, but its accuracy cannot be guaranteed. It should not be assumed that the future performance of any company identified in this commentary will equal its prior performance or that any future recommendation regarding the securities of any such company will be profitable. Past performance is not necessarily a guide to future performance. Investment values can fall as well as rise in value.

Upon request, BIAM (U.S.) will provide details of all transactions on your portfolio, during the proceeding 12-month period.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview

Safeco International Stock Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	Since Inception*	1 Year	5 Year	Since Inception*

Safeco International Stock Fund
Class A	20.18%	(3.53)%	1.56%	27.51%	(2.38)%	2.33%
Class B	21.41%	(3.49)%	1.71%	26.41%	(3.13)%	1.71%
Class C	25.38%	(3.15)%	1.57%	26.38%	(3.15)%	1.57%
MSCI EAFE Index	N/A	N/A	N/A	38.59%	(0.05)%	3.29%
Lipper, Inc. (International Funds)	N/A	N/A	N/A	34.74%	1.74%	N/A

*Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

INSTITUTIONAL CLASS

Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	Since Inception*

Safeco International Stock Fund
Institutional Class	27.99%	(2.07)%	2.64%
MSCI EAFE Index	38.59%	(0.05)%	3.29%
Lipper, Inc. (International Funds)	34.74%	1.74%	N/A

*Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Performance Highlights

Safeco International Stock Fund

TOP FIVE COUNTRIES	Percent of Net Assets

United Kingdom	25.3%
Japan	14.1
Switzerland	12.1
Netherlands	9.2
France	8.7

TOP TEN HOLDINGS	Percent of Net Assets

Total SA (Integrated Oil & Gas)	3.6%
Nestle SA (Food Retail)	3.5
Canon, Inc. (Office Electronics)	3.2
UBS AG (Investment Banking & Brokerage)	3.0
Vodafone Group, plc (Wireless Telecommunication Services)	2.7
E.On AG (Electric Utilities)	2.6
ING Groep NV (Other Diversified Financial Services)	2.5
Barclays, plc (Diversified Banks)	2.4
Aventis SA (Pharmaceuticals)	2.3
Samsung Electronics Co., Ltd. (Electronic Equipment Manufacturers)	2.3

TOP FIVE PURCHASES For the Year Ended December 31, 2003	Cost (000’s)

Nippon Telegraph & Telephone Corp.	$596
Canon, Inc.	543
Nestle SA	539
Samsung Electronics Co., Ltd.	479
Total SA	471

TOP FIVE SALES For the Year Ended December 31, 2003	Proceeds (000’s)

Diageo, plc	$476
BP, plc	467
GlaxoSmithKline, plc	413
Fuji Photo Film Co.	377
Nestle SA	279

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	www.safecofunds.com

Portfolio of Investments

Safeco International Stock Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—95.9%

Australia—2.4%
17,106		James Hardie Industries NV Building Products	$89
10,983		National Australia Bank, Ltd. Diversified Banks	247
28,621		News Corp., Ltd. Movies & Entertainment	258
20,052		Westpac Banking Corp., Ltd. Diversified Banks	241

Canada—0.5%
3,373		Royal Bank of Canada Diversified Banks	161

Finland—1.3%
25,508		Nokia Oyj Communication Equipment	440

France—8.7%
12,395		Aventis SA Pharmaceuticals	817
18,351		Axa Multi-Line Insurance	392
9,272		France Telecom SA Integrated Telecommunications Services	264
3,913		Lafarge SA Construction Materials	348
6,730		Total SA Integrated Oil & Gas	1,248

Germany—6.6%
9,917		Bayer AG Diversified Chemicals	292
13,744		Bayerische Motoren Werke AG Automobile Manufacturers	639
5,519		Deutsche Bank AG Diversified Capital Markets	458
14,025		E.On AG Electric Utilities	916

Hong Kong—3.2%
39,000		Cheung Kong Holdings, Ltd. Real Estate Investment Trust	310
134,000	*	China Life Insurance Co., Ltd. Life & Health Insurance	110
91,500		Johnson Electric Holdings, Ltd. Electrical Components & Equipment	117
82,000		Li & Fung, Ltd. Distributors	141
31,000		Sun Hung Kai Properties, Ltd. Real Estate Investment Trust	257
31,000		Swire Pacific, Ltd. Diversified Commercial Services	191

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Ireland—0.8%
13,565	CRH, plc Construction Materials	$278

Italy—3.6%
38,072	ENI SpA Integrated Oil & Gas	717
187,546	Telecom Italia SpA Integrated Telecommunications Services	554

Japan—14.1%
2,870	Acom Co., Ltd. Consumer Finance	130
24,000	Canon, Inc. Office Electronics	1,115
4,200	FANUC, Ltd. Electronic Equipment Manufacturers	251
15,900	Honda Motor Co., Ltd. Automobile Manufacturers	705
4,800	Hoya Corp. Health Care Supplies	440
31	Mitsubishi Tokyo Financial Group, Inc. Diversified Banks	241
150	Nippon Telegraph & Telephone Corp. Integrated Telecommunications Services	722
57	NTT DoCoMo, Inc. Integrated Telecommunications Services	129
10,000	RICOH Co., Ltd. Office Electronics	197
2,000	Rohm Co., Ltd. Electronic Manufacturing Services	234
9,100	Shin-Etsu Chemical Co., Ltd. Diversified Chemicals	371
8,000	Shionogi & Co., Ltd. Pharmaceuticals	149
7,200	Takeda Chemical Industries Pharmaceuticals	285

Netherlands—9.2%
32,257	ABN AMRO Holding NV Diversified Banks	753
3,970	Heineken NV Brewers	151
37,755	ING Groep NV Other Diversified Financial Services	878
21,496	Koninklijke (Royal) Philips Electronics NV Semiconductors	626
21,400	Koninklijke Ahold NV Food Retail	163
23,980	Reed Elsevier NV Publishing	297

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco International Stock Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Netherlands—(continued)
8,558	TPG NV	$200
	Air Freight & Logistics
4,878	VNU NV	154
	Publishing

Singapore—0.5%
23,000	United Overseas Bank, Ltd. Diversified Banks	178

South Korea—4.0%
13,500	Korea Electric Power Corp. (ADR) ** Electric Utilities	140
9,100	KT Corp. (ADR) ** Integrated Telecommunications Services	174
8,200	POSCO (ADR) **	279
	Steel
4,332	Samsung Electronics Co., Ltd. (GDR) ***	820
	Electronic Equipment Manufacturers

Spain—3.6%
64,873	Banco Santander Central Hispano SA	766
	Diversified Banks
34,571	Telefonica SA	506
	Integrated Telecommunications Services

Switzerland—12.1%
4,873	Nestle SA	1,214
	Food Retail
15,974	Novartis AG	723
	Pharmaceuticals
6,842	Roche Holding AG	688
	Pharmaceuticals
8,677	Swiss Re	584
	Multi-Line Insurance
15,485	UBS AG	1,058
	Investment Banking & Brokerage

United Kingdom—25.3%
92,877	Barclays, plc	826
	Diversified Banks
25,246	British American Tobacco, plc	347
	Tobacco
47,308	BT Group, plc	158
	Integrated Telecommunications Services
42,891	Cadbury Schweppes, plc	314
	Packaged Foods & Meats
54,215	Centrica, plc	204
	Gas Utilities
47,141	Compass Group, plc	319
	Food Retail

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

United Kingdom—(continued)
35,734		Diageo, plc	$469
		Distillers & Vintners
28,867		GlaxoSmithKline, plc	661
		Pharmaceuticals
35,537		HSBC Holdings, plc	558
		Diversified Banks
42,802		Kingfisher, plc	213
		Home Improvement Retail
75,444		Lloyds TSB Group, plc	603
		Diversified Banks
17,447		Marks & Spencer Group, plc	90
		Department Stores
37,685		Prudential, plc	318
		Multi-Line Insurance
16,804		Reed Elsevier, plc	140
		Publishing
82,092		Shell Transport & Trading Co., plc	610
		Integrated Oil & Gas
28,297		Smith & Nephew, plc	237
		Health Care Supplies
9,873		Smiths Group, plc	117
		Industrial Conglomerates
102,601		Tesco, plc	472
		Food Retail
19,100	*	TI Automotives, Ltd. (Illiquid) †	0
		Industrial Conglomerates
2,751		Travis Perkins, plc	63
		Construction Materials
70,827		Unilever, plc	659
		Packaged Foods & Meats
379,740		Vodafone Group, plc	939
		Wireless Telecommunication Services
25,557		Wolseley, plc	360
		Distributors
20,048		WPP Group, plc	197
		Advertising

TOTAL COMMON STOCKS (cost $24,744)			33,680

CORPORATE BONDS—0.1%

France—0.1%
$1,146		Axa SA	23
		2.40%, due 12/21/04
		Multi-Line Insurance

TOTAL CORPORATE BONDS (cost $17)			23

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco International Stock Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT	Value (000’s)

TOTAL INVESTMENTS (cost $24,761)—96.0%	$33,703

Domestic Cash	1,130
Foreign Cash	70
Other Assets, less Liabilities	230

1,430

NET ASSETS	$35,133

*	Non-income producing security.
**	American Depository Receipt.
***	Global Depository Receipt.
†	Securities are valued at fair value as determined under supervision of the Board of Trustees.

Industry Diversification	Percent of Net Assets

Diversified Banks	13.0%
Pharmaceuticals	9.5
Integrated Oil & Gas	7.3
Integrated Telecommunications Services	7.1
Food Retail	6.2
Automobile Manufacturers	3.8
Multi-Line Insurance	3.8
Office Electronics	3.7
Electronic Equipment Manufacturers	3.0
Investment Banking & Brokerage	3.0
Other	39.6

100.0%

.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Balanced Fund

As of December 31, 2003

Rex Bentley Michael Hughes Lynette Sagvold

How did the Fund perform?

For the year ended December 31, 2003, the Safeco Balanced Fund’s return was positive on an absolute basis, though less than its benchmark, a 60/40 mix of the Russell 1000 Value and Lehman Aggregate Bond indices.

What factors impacted the Fund’s performance?

While 2003 was a very good year for all U.S. equities as measured by the major stock indices, it was definitely better for some classes of stocks than for others.

This was a year when size mattered and small was better. For example, compare the 29.9% return of the large capitalization Russell 1000 Index with the 47.3% return of the small capitalization Russell 2000 Index. The other major class of stocks that performed exceptionally well was lower quality companies, i.e. ones with no earnings and high debt ratios. This was a year when owning larger and higher quality equities, as we do, had a negative impact on relative performance. A similar situation existed in fixed income, where the best-performing bonds were those below investment grade, where the Fund had no exposure.

The year had four distinct quarters as far as the stock market was concerned. In the first quarter, concern about the impending war in Iraq dominated the news, and stocks were slightly lower. In the second quarter, people reacted to the quick and decisive military success of coalition forces and drove stocks substantially higher. During the third quarter, worries about whether the economy was improving or not, and concerns about how long troops would remain in Iraq, resulted in a stock market that was essentially flat. In the fourth quarter, positive data served to bolster confidence that the economic recovery was on track, and stocks rose sharply again. The best performing equity sectors for the year tended to be those that are sensitive to an economic recovery. These same patterns of returns, both the timing and the sectors, were also true for the equities in the Balanced Fund. Fixed income returns followed a different pattern. Ten-year treasury yields reached a 45-year low in June at 3.1%, but were back to 4.6% within a month, resulting in negative fixed income returns in the third quarter. At year-end, the 10-year, U.S. Treasury yield was at 4.25%.

What changes did you make to the Fund and why?

The biggest change in the Safeco Balanced Fund this year was an increase in the portion of the portfolio invested in equities. At the end of the first quarter of this year, equities were 56.7% of assets. At that point, with bond yields near historical lows, and equities having declined for three consecutive years, we decided that equities offered a better risk/return opportunity than bonds. We therefore raised our equity allocation and by the end of the third quarter had 63.5% of the portfolio in equities. At year end, the equity allocation was 64.2%, still well within our guidelines of 50-70% stocks. Within equities, our buy and sell decisions were, as always, based primarily on valuation. On the margin, we also tended to add to

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

Safeco Balanced Fund

As of December 31, 2003

sectors that had more economic sensitivity. In fixed income, we began positioning the portfolio for higher interest rates by decreasing duration. We also further improved credit quality and improved the diversification of our corporate bonds.

Rex Bentley, CFA—Portfolio Manager/Equity Analyst

B.A.—History; Brigham Young University (1970), M.B.A.—Finance; Brigham Young University (1975)

Chartered Financial Analyst designation received (1981)

Rex began his investment career at Safeco Asset Management as an equity analyst in 1975. In 1983, he left the firm and spent the next 12 years with other investment management firms. Rex rejoined Safeco Asset Management in 1995 and is today, co-manager of the Safeco Large-Cap Value Fund and the equity portion of the Safeco Balanced Fund with Lynette Sagvold. He also is an analyst covering autos and the chemical industry, and manages portfolios for Safeco Trust Company. He has 28 years of investment experience, including 20 years as a portfolio manager.

Lynette Sagvold, CFA—Portfolio Manager/Equity Analyst

B.A.—Business Administration; University of Washington (1982)

Chartered Financial Analyst designation received (1988)

Lynette joined Safeco Asset Management in 1995, and is today the co-manager of the Safeco Large-Cap Value Fund and the equity portion of the Safeco Balanced Fund. She is also an analyst in the insurance and food industries, and manages portfolios for Safeco Trust Company. Prior to joining Safeco, Lynette worked in portfolio management for institutional accounts and equity research at several regional financial institutions. She has 18 years of investment experience.

Michael Hughes, CFA—Portfolio Manager

B.S.—Finance; University of Colorado (1984), M.B.A.—Finance; University of Southern California (1992)

Chartered Financial Analyst designation received (1995)

Mike is portfolio manager of the Safeco Intermediate-Term Bond Fund, the Safeco RST Bond Portfolio, and of the fixed-income portion of the Safeco Balanced Fund. He joined Safeco in 1997, bringing 13 years of investment management experience as the lead portfolio manager on SEC-registered mutual funds, bank common funds and a variety of separately managed portfolios for other financial institutions. He has 19 years of investment experience.

Performance Overview & Highlights

Safeco Balanced Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	Since Inception*	1 Year	5 Year	Since Inception*

Safeco Balanced Fund
Class A	9.96%	1.00%	5.48%	16.62%	2.21%	6.27%
Class B	10.79%	1.08%	5.66%	15.79%	1.45%	5.66%
Class C	14.76%	1.45%	5.53%	15.76%	1.45%	5.53%
60% Russell 1000 Value/40% Lehman Brothers Aggregate Bond Index	N/A	N/A	N/A	19.66%	4.79%	9.11%
S&P 500 Index	N/A	N/A	N/A	28.67%	(0.57)%	9.02%
Lipper, Inc. (Balanced Funds)	N/A	N/A	N/A	19.09%	2.48%	N/A

*Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

TOP FIVE INDUSTRIES (Common Stocks)	Percent of Net Assets

Integrated Oil & Gas	6.6%
Diversified Banks	6.1
Integrated Telecommunications Services	4.7
Multi-Line Insurance	3.1
Pharmaceuticals	3.0

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

ChevronTexaco Corp. (Integrated Oil & Gas)	2.0%
Exxon Mobil Corp. (Integrated Oil & Gas)	2.0
Citigroup, Inc. (Diversified Capital Markets)	1.9
U.S. Bancorp (Diversified Banks)	1.9
American International Group, Inc. (Multi-Line Insurance)	1.6
Wells Fargo & Co. (Diversified Banks)	1.6
Hartford Financial Services Group, Inc. (Multi-Line Insurance)	1.5
Praxair, Inc. (Industrial Gases)	1.4
Kimberly-Clark Corp. (Household Products)	1.4
Travelers Property Casualty Corp. (Class B) (Property & Casualty Insurance)	1.3

TOP FIVE PURCHASES (Common Stocks) For the Year Ended December 31, 2003	Cost (000’s)

Wachovia Corp.	$190
Kraft Foods, Inc. (Class A)	161
Morgan Stanley	158
BP, plc (ADR)	150
Wyeth	136

TOP FIVE SALES (Common Stocks) For the Year Ended December 31, 2003	Proceeds (000’s)

Walt Disney Co.	$144
Duke Energy Corp.	130
KeyCorp	121
Johnson & Johnson	113
May Department Stores Co.	108

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Balanced Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—64.2%

Aerospace & Defense—1.6%
1,000		Northrop Grumman Corp.	$96
2,400		United Technologies Corp.	227

Air Freight & Logistics—1.0%
2,700		United Parcel Service, Inc. (Class B)	201

Aluminum—0.6%
3,400		Alcoa, Inc.	129

Asset Management & Custody Banks—1.9%
5,900		Bank of New York Co., Inc.	195
3,700		State Street Corp.	193

Automobile Manufacturers—0.6%
2,200		General Motors Corp.	117

Broadcasting & Cable TV—0.7%
3,000		Viacom, Inc. (Class B)	133

Communication Equipment—0.5%
6,000		Nokia Oyj (ADR)	102

Computer Hardware—2.0%
1,900	*	Dell, Inc.	65
1,100		Diebold, Inc.	59
3,600		Hewlett-Packard Co.	83
2,100		International Business Machines Corp.	195

Construction & Farm Machinery & Heavy Trucks—0.3%
800		PACCAR, Inc.	68

Consumer Finance—0.9%
3,900		American Express Co.	188

Data Processing & Outsourced Services—0.3%
1,500		First Data Corp.	62

Department Stores—0.6%
3,700		Nordstrom, Inc.	127

Diversified Banks—6.1%
2,600		Bank of America Corp.	209
4,000		Hibernia Corp. (Class A)	94
12,820		U.S. Bancorp	382
4,600		Wachovia Corp.	214
5,600		Wells Fargo & Co.	330

Diversified Capital Markets—2.8%
8,000		Citigroup, Inc.	388
5,100		J.P. Morgan Chase & Co.	187

Diversified Chemicals—0.8%
3,700		Du Pont (E.I.) de Nemours & Co.	170

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electric Utilities—1.9%
2,000		Exelon Corp.	$133
4,200		FirstEnergy Corp.	148
3,200		Southern Co.	97

Electrical Components & Equipment—0.6%
2,500		Hubbell, Inc. (Class B)	110

Food Distributors—0.8%
4,100		SYSCO Corp.	153

Food Retail—0.7%
7,200	*	Kroger Co.	133

General Merchandise Stores—0.7%
3,900		Target Corp.	150

Health Care Distributors—0.5%
3,100		McKesson Corp.	100

Home Furnishings—0.8%
7,700		Leggett & Platt, Inc.	167

Home Improvement Retail—1.0%
5,500		Home Depot, Inc.	195

Household Products—2.0%
4,900		Kimberly-Clark Corp.	290
1,100		Procter & Gamble Co.	110

Hypermarkets & Super Centers—0.6%
3,100	*	Costco Wholesale Corp.	115

Industrial Conglomerates—1.2%
7,800		General Electric Co.	242

Industrial Gases—1.4%
7,600		Praxair, Inc.	290

Industrial Machinery—0.8%
2,400		Ingersoll-Rand Co. (Class A)	163

Integrated Oil & Gas—6.6%
3,500		BP, plc (ADR)	173
4,700		ChevronTexaco Corp.	406
2,901		ConocoPhillips	190
9,876		Exxon Mobil Corp.	405
3,000		Royal Dutch Petroleum Co. (ADR)	157

Integrated Telecommunications Services—4.7%
4,100		ALLTEL Corp.	191
3,400		BellSouth Corp.	96
4,400		CenturyTel, Inc.	144
9,600		SBC Communications, Inc.	250
7,514		Verizon Communications	264

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Balanced Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Investment Banking & Brokerage—1.0%
3,500		Morgan Stanley	$203

Metal & Glass Containers—0.5%
1,700		Ball Corp.	101

Movies & Entertainment—0.5%
4,200		Walt Disney Co.	98

Multi-Line Insurance—3.1%
5,000		American International Group, Inc.	331
5,000		Hartford Financial Services Group, Inc.	295

Multi-Utilities & Unregulated Power—0.8%
7,700		NiSource, Inc.	169

Office Services & Supplies—0.8%
3,800		Pitney Bowes, Inc.	154

Packaged Foods & Meats—0.9%
5,400		Kraft Foods, Inc. (Class A)	174

Pharmaceuticals—3.0%
3,900		Abbott Laboratories	182
1,400		Eli Lilly & Co.	98
5,080		Pfizer, Inc.	179
3,400		Wyeth	144

Property & Casualty Insurance—1.3%
15,600		Travelers Property Casualty Corp. (Class B)	265

Publishing—1.0%
2,200		Gannett Co., Inc.	196

Railroads—0.3%
1,000		Union Pacific Corp.	69

Real Estate Investment Trust—1.4%
2,500		Alexandria Real Estate Equities, Inc.	145
3,600		Liberty Property Trust	140

Semiconductor Equipment—0.4%
3,700	*	Applied Materials, Inc.	83

Semiconductors—1.0%
2,900		Intel Corp.	93
3,500		Texas Instruments, Inc.	103

Soft Drinks—0.7%
3,100		PepsiCo, Inc.	145

Systems Software—0.5%
3,600		Microsoft Corp.	99

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Technology Distributors—0.4%
2,500	*	Agilent Technologies, Inc.	$73

Thrifts & Mortgage Finance—1.6%
1,400		Federal National Mortgage Association	105
5,550		Washington Mutual, Inc.	223

TOTAL COMMON STOCKS (cost $10,848)			12,953

CORPORATE BONDS—10.5%

Aerospace & Defense—0.5%
$80,000		Honeywell International, Inc. 7.50%, due 3/01/10	94

Agricultural Products—0.2%
35,000		Unilever Capital Corp. 7.125%, due 11/01/10	41

Apparel Retail—0.1%
15,000		Nordstrom, Inc. 5.625%, due 1/15/09	16

Asset Management & Custody Banks—0.1%
15,000		Franklin Resources, Inc. 3.70%, due 4/15/08	15

Automobile Manufacturers—0.4%
80,000		Ford Motor Co. 7.25%, due 10/01/08	87

Brewers—0.2%
35,000	#	Miller Brewing Co. (144A) 5.50%, due 8/15/13 (acquired 11/19/03) (cost $35,882)	36

Broadcasting & Cable TV—0.4%
80,000		Comcast Corp. 5.30%, due 1/15/14	80

Computer Hardware—0.3%
65,000		International Business Machines Corp. 1.29625%, due 9/10/04	65

Construction & Farm Machinery & Heavy Trucks—0.3%
70,000		John Deere Capital Corp. 1.77%, due 9/17/04	70

Diversified Banks—1.0%
80,000		International Bank for Reconstruction & Development 4.375%, due 9/28/06	84

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Balanced Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Diversified Banks—(continued)
$30,000	U.S. Bancorp 3.125%, due 3/15/08	$30
50,000	Wachovia Corp. 5.00%, due 8/15/15	49
45,000	Wells Fargo Financial, Inc. 6.125%, due 4/18/12	49

Electric Utilities—0.5%
15,000	Dominion Resources, Inc. 6.25%, due 6/30/12	16
40,000	PSEG Power 6.95%, due 6/01/12	45
35,000	Southern California Edison Co. 8.00%, due 2/15/07	40

Fertilizers & Agricultural Chemicals—0.1%
30,000	Potash Corp. of Saskatchewan, Inc. 4.875%, due 3/01/13	29

Forest Products—0.2%
40,000	Weyerhaeuser Co. 5.50%, due 3/15/05	42

Gas Utilities—0.2%
40,000	Kinder Morgan, Inc. 6.75%, due 3/15/11	45

General Merchandise Stores—0.4%
75,000	Target Corp. 6.35%, due 11/01/32	79

Housewares & Specialties—0.2%
35,000	Newell Rubbermaid, Inc. 4.625%, due 12/15/09	35

Integrated Oil & Gas—0.5%
65,000	Pemex Project Funding Master Trust 9.125%, due 10/13/10	77
15,000	USX Corp. 6.85%, due 3/01/08	17

Integrated Telecommunications Services—0.6%
25,000	Verizon Global Funding Corp. 7.375%, due 9/01/12	29
85,000	Verizon Wireless, Inc. 5.375%, due 12/15/06	91

Investment Banking & Brokerage—0.5%
35,000	Bear Stearns Cos., Inc. 3.00%, due 3/30/06	36
30,000	Goldman Sachs Group, Inc. 4.125%, due 1/15/08	31
25,000	Morgan Stanley Dean Witter Co. 6.60%, due 4/01/12	28

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Life & Health Insurance—0.7%
$65,000	#	Jackson National Life Global Funding, LLC (144A) 1.34%, due 3/11/05 (acquired 9/05/02) (cost $65,000)	$65
70,000		Lincoln National Corp. 5.25%, due 6/15/07	75

Movies & Entertainment—0.2%
30,000		Time Warner, Inc. 6.75%, due 4/15/11	33

Multi-Utilities & Unregulated Power—0.4%
75,000		Avista Corp. 7.75%, due 1/01/07	83

Other Diversified Financial Services—0.7%
80,000		General Electric Capital Corp. 5.45%, due 1/15/13	83
25,000		Household Finance Corp. 7.875%, due 3/01/07	29
35,000		Lehman Brothers Holdings, Inc. 4.375%, due 11/30/10	35

Soft Drinks—0.2%
35,000		Bottling Group, LLC 5.00%, due 11/15/13	35

Specialized Finance—1.0%
50,000		American Express Co. 4.875%, due 7/15/13	50
75,000		General Motors Acceptance Corp. 6.125%, due 9/15/06	80
65,000		National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	76

Thrifts & Mortgage Finance—0.4%
70,000		Countrywide Home Loans, Inc. 3.50%, due 12/19/05	72

Wireless Telecommunication Services—0.2%
35,000		Vodafone Group, plc (ADR) 5.00%, due 12/16/13	35

TOTAL CORPORATE BONDS (cost $2,022)			2,107

ASSET BACKED SECURITIES—0.6%

Consumer Finance—0.6%
50,046		Americredit Automobile Receivables Trust 1.41%, due 12/12/07	50

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Balanced Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Consumer Finance—(continued)
$ 70,000	MBNA Credit Card Master Note Trust 1.26%, due 12/15/08	$70

TOTAL ASSET BACKED SECURITIES (cost $120)		120

COLLATERALIZED MORTGAGE OBLIGATIONS—1.4%

Commercial—0.2%
31,539	Asset Securitization Corp. 7.32%, due 1/13/30	33

Residential—0.4%
80,000	Washington Mutual, Inc. 4.10694%, due 10/25/33	79

U.S. Government Agency Obligations—0.8%
50,000	Freddie Mac 3.50%, due 9/15/10	51
110,000	Freddie Mac 6.00%, due 4/15/32	115

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $280)		278

U.S. GOVERNMENT AGENCY—MORTGAGE BACKED SECURITIES—9.2%

Federal National Mortgage Association (FNMA)—8.6%
251,529	4.816%, due 12/01/12	257
259,855	5.00%, due 12/01/17	265
174,820	5.00%, due 3/01/33	173
110,349	5.50%, due 9/01/17	114
131,938	5.50%, due 2/01/18	137
82,894	5.50%, due 7/01/23	85
80,577	6.00%, due 1/01/29	84
34,377	6.00%, due 9/01/29	36
106,672	6.00%, due 8/01/32	110
93,926	6.00%, due 3/01/33	97
30,327	6.50%, due 1/01/15	32
78,818	6.50%, due 7/01/29	83
37,951	7.00%, due 3/01/12	41
19,353	8.00%, due 4/01/20	21
30,226	8.00%, due 2/01/29	33
8,366	8.00%, due 2/01/30	9
8,054	8.00%, due 4/01/30	9
7,758	8.00%, due 7/01/30	8
18,956	8.00%, due 10/01/30	21
11,284	8.00%, due 1/01/31	12
102,558	8.00%, due 3/01/31	111
5,612	8.00%, due 5/01/31	6

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Government National Mortgage Association (GNMA)—0.6%
$ 43,582	6.00%, due 8/15/13	$46
8,538	6.00%, due 4/15/14	9
34,800	7.00%, due 4/15/28	37
8,199	7.00%, due 8/15/28	9
16,830	7.75%, due 11/15/29	18

TOTAL U.S. GOVERNMENT AGENCY— MORTGAGE BACKED SECURITIES (cost $1,822)		1,863

U.S. GOVERNMENT & AGENCY OBLIGATIONS—11.8%
U.S. Government Agency Obligations—5.2%
145,000	Federal Home Loan Bank (Unsecured Bond) 3.625%, due 11/14/08	146
65,000	Federal Home Loan Bank (Unsecured Bond) 3.875%, due 6/14/13	62
320,000	Federal Home Loan Mortgage Corp. (Unsecured Note) 3.34%, due 6/09/10	308
345,000	Federal Home Loan Mortgage Corp. (Unsecured Note) 3.50%, due 2/13/08	350
205,000	Federal Home Loan Mortgage Corp. (Unsecured Note) 4.00%, due 6/12/13	191

U.S. Treasury Notes—6.6%
200,000	2.375%, due 8/15/06	201
28,000	2.625%, due 11/15/06	28
100,000	3.50%, due 11/15/06	103
80,000	4.875%, due 2/15/12	85
230,000	6.00%, due 8/15/09	261
195,000	6.50%, due 11/15/26	229
110,000	9.25%, due 2/15/16	158
220,000	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	263

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $2,339)		2,385

MUNICIPAL BONDS—0.4%

Electric Utilities—0.4%
70,000	California State Department of Water Resources Supply Revenue 4.33%, due 5/01/06	71

TOTAL MUNICIPAL BONDS (cost $70)		71

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	www.safecofunds.com

Portfolio of Investments

Safeco Balanced Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—2.5%

Investment Companies
366,026	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$366
142,200	State Street Navigator Securities Lending Prime Portfolio **	142

TOTAL CASH EQUIVALENTS (cost $508)		508

TOTAL INVESTMENTS (cost $18,009)—100.6%		$20,285

Other Assets, less Liabilities		(121)

NET ASSETS		$20,164

*	Non-income producing security.
**	Represents invested collateral received related to $140,040 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost of such securities is $101,000 and the total value is $101,000 or 0.5% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco Small-Cap Value Fund

As of December 31, 2003

Greg Eisen

How did the Fund perform?

The Safeco Small-Cap Value Fund underperformed its benchmark, the Russell 2000 Value Index, for the year ending December 31, 2003.

This has been a volatile year in terms of the whole small-cap market, and we’re pleased that the Fund could deliver a competitive return under such circumstances. Who would have thought back in March 2003, when the market was at a bottom, that the year would end so strongly?

What factors impacted the Fund’s performance?

This year we finally got some convincing economic data that the overall economy is back on the growth path. This data, combined with record low interest rates, was the key factor this year to affect the market. Conventional wisdom holds that in such “early cycle” times small-cap stocks outperform large-cap stocks, and that pattern held true this year.

A peek inside the small-cap market suggests another pattern this year: “low-quality leadership.” For example, in the Russell 2000 Value Index stocks of companies that were not profitable performed far better than low P/E stocks and even better than high P/E stocks. Stocks of companies that started the year priced at less than $5 per share were up far more than any other price category. Also, the smallest market capitalization stocks, defined as under $250 million market capitalization, did best compared to any other size group in that Index. In contrast, the Fund owns stocks across the small-cap size spectrum and the weighted average tends towards the middle of the small-cap size range. The Fund has less of its assets invested in companies that are not currently profitable than the Index. We also didn’t have much exposure to under $5 price stocks.

In the fourth quarter of 2003 we saw signs of this low-quality leadership losing its momentum. If so, that would be a welcome turn of events, as we desire to continue to invest in relatively better quality companies, priced at the low end of their respective valuation ranges.

What changes did you make to the Fund and why?

We purchased new stocks in 2003 that we believed would be beneficiaries of the resumption of economic growth and corporate capital spending. We also found opportunities to buy into some good businesses that were temporarily out of favor. Examples of the former would be Benchmark Electronics, a contract manufacturer, and Lattice Semiconductor, a designer and developer of programmable logic devices. Examples of the latter would be Foot Locker, the athletic shoe retailer; Ameristar Casinos, a riverboat casino operating in the center of the country; and IDACORP, the parent of Idaho Power, an electric utility very dependent on hydro power, which has suffered through four years of drought and thus higher power costs.

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Manager

Safeco Small-Cap Value Fund

As of December 31, 2003

We exited positions that seemed to have run their course, or whose fundamentals took an unanticipated turn for the worse. Examples of the former include Camco Financial, a savings and loan in Ohio that had run up to its sell target; and INAMED Corp, a medical device manufacturer that became a very hot stock in 2003 and reached a level determined to be “priced to perfection.” Examples of the latter include The Wet Seal, a retailer that experienced management turnover and repeated delays in turning around their operating results; and Constar, a plastic packaging supplier.

This was a great year for small-cap stocks, and we had a number of big winners. The biggest winner was an obscure stock called Schnitzer Steel. They are the largest U.S. exporter of scrap steel. Demand is up strongly for their product in China, and volumes and profit margins are up considerably. Other big winners this year include Ameristar Casinos; Insight Enterprises, a reseller of computer products; Foot Locker, the shoe store chain; Cash America, the nation’s biggest pawn shop chain; Plantronics, a maker of communications headsets; and AmeriCredit, a provider of automobile lending to the “sub-prime” market niche.

I continue to believe that stocks with traditional “value” characteristics in terms of their overall valuation and free cash flow generation are a successful strategy to own for the long term. I am a believer in owning stocks that are priced cheaper than the overall market, with sustainable businesses and cash flows. I think the Fund is currently positioned this way.

Greg Eisen, CFA—Portfolio Manager/Equity Analyst

B.A.—Business Administration; Rutgers University (1978)

Chartered Financial Analyst designation received (1995)

Greg began his career with Safeco in 1986 as a surety financial analyst. In 1992, Greg joined Safeco Asset Management as an equity analyst. He has managed the Safeco Small-Cap Value Fund since its inception in 1996, and the Safeco RST Small-Cap Value Portfolio since its inception in 1997. In addition, he follows the REIT and transportation industries. Greg has 11 years of investment experience.

Performance Overview & Highlights

Safeco Small-Cap Value Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	Since Inception*	1 Year	5 Year	Since Inception*

Safeco Small-Cap Value Fund
Class A	34.45%	9.71%	8.52%	42.61%	11.02%	9.34%
Class B	36.67%	9.93%	8.69%	41.67%	10.21%	8.69%
Class C	40.67%	10.21%	8.57%	41.67%	10.21%	8.57%
Russell 2000 Value Index	N/A	N/A	N/A	46.02%	12.28%	13.06%
Lipper, Inc. (Small-Cap Value Funds)	N/A	N/A	N/A	42.88%	13.79%	N/A

*Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

TOP FIVE INDUSTRIES	Percent of Net Assets

Regional Banks	8.8%
Specialty Stores	6.0
Consumer Finance	4.8
Property & Casualty Insurance	4.8
Real Estate Investment Trust	4.6

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

World Fuel Services Corp.	2.9%
(Integrated Oil & Gas)
Foot Locker, Inc.	2.9
(Specialty Stores)
Cash America International, Inc.	2.8
(Consumer Finance)
Precision Castparts Corp.	2.6
(Diversified Metals & Mining)
Pacific Crest Capital, Inc.	2.5
(Regional Banks)
Insight Enterprises, Inc.	2.5
(Catalog Retail)
CPB, Inc.	2.5
(Regional Banks)
Schnitzer Steel Industries, Inc.	2.4
(Steel)
Beazer Homes USA, Inc.	2.4
(Homebuilding)
Benchmark Electronics, Inc.	2.2
(Electronic Equipment Manufacturers)

TOP FIVE PURCHASES For the Year Ended December 31, 2003	Cost (000’s)

iShare Russell 2000 Value Index	$2,978
Imation Corp.	1,100
Tidewater, Inc.	1,018
Valassis Communications, Inc.	1,014
Sensient Technologies Corp.	945

TOP FIVE SALES For the Year Ended December 31, 2003	Proceeds (000’s)

iShare Russell 2000 Value Index	$3,393
Schnitzer Steel Industries, Inc.	1,082
INAMED Corp.	1,050
Wet Seal, Inc. (Class A)	963
Tidewater, Inc.	962

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Small-Cap Value Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—95.4%

Aerospace & Defense—1.8%
30,200	*	United Defense Industries, Inc.	$963

Casinos & Gaming—2.0%
43,200	*	Ameristar Casinos, Inc.	1,057

Catalog Retail—2.5%
68,500	*	Insight Enterprises, Inc.	1,288

Commercial Printing—1.8%
32,800	*	Valassis Communications, Inc.	963

Communication Equipment—3.0%
20,500		Black Box Corp.	944
19,400	*	Plantronics, Inc.	633

Computer Storage & Peripherals—1.9%
28,300	*	Imation Corp.	995

Construction & Engineering—1.8%
37,100		URS Corp.	928

Construction Materials—0.9%
8,550		Florida Rock Industries, Inc.	469

Consumer Finance—4.8%
66,600	*	AmeriCredit Corp.	1,061
69,500		Cash America International, Inc.	1,472

Diversified Metals & Mining—2.6%
30,400		Precision Castparts Corp.	1,381

Electric Utilities—1.6%
27,800		IDACORP, Inc.	832

Electronic Equipment Manufacturers—3.0%
33,300	*	Benchmark Electronics, Inc.	1,159
52,700	*	Optimal Robotics Corp. (Class A)	421

Environmental Services—1.4%
18,200		Landauer, Inc.	742

Gas Utilities—1.2%
39,600		NUI Corp.	638

Health Care Equipment—2.2%
62,500		Osteotech, Inc.	550
28,500	*	SonoSite, Inc.	611

Health Care Services—1.6%
34,900	*	National Dentex Corp.	838

Home Furnishings—2.2%
38,500		Furniture Brands International, Inc.	1,129

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Home Improvement Retail—1.2%
40,000		Building Materials Holding Corp.	$621

Homebuilding—2.4%
12,900	*	Beazer Homes USA, Inc.	1,260

Integrated Oil & Gas—2.9%
45,100		World Fuel Services Corp.	1,531

Investment Banking & Brokerage—1.8%
52,600		SWS Group, Inc.	936

Life & Health Insurance—2.1%
17,400		StanCorp Financial Group, Inc.	1,094

Marine—1.4%
49,900		Nordic American Tanker Shipping, Ltd.	751

Metal & Glass Containers—0.9%
38,200	*	Owens-Illinois, Inc.	454

Oil & Gas Equipment & Services—3.7%
102,300	*	Key Energy Services, Inc.	1,055
54,300	*	Lone Star Technologies, Inc.	868

Packaged Foods & Meats—3.2%
17,500		Lancaster Colony Corp.	790
46,200		Sensient Technologies Corp.	913

Property & Casualty Insurance—4.8%
22,900		First American Corp.	682
51,500	*	Ohio Casualty Corp.	894
25,000		RLI Corp.	937

Real Estate Investment Trust—4.6%
19,500		Alexandria Real Estate Equities, Inc.	1,129
15,600		Camden Property Trust	691
46,000		Hanover Capital Mortgage Holdings, Inc.	568

Regional Banks—8.8%
42,800		CPB, Inc.	1,286
37,200		Greater Bay Bancorp	1,059
29,729		Hanmi Financial Corp.	588
50,400		Pacific Crest Capital, Inc.	1,303
8,474		Southern Financial Bancorp, Inc.	365

Restaurants—0.8%
19,200	*	Jack in the Box, Inc.	410

Semiconductors—2.0%
108,900	*	Lattice Semiconductor Corp.	1,054

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Small-Cap Value Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Specialty Stores—6.0%
64,400		Foot Locker, Inc.	$1,510
58,200	*	Hollywood Entertainment Corp.	800
21,400		Regis Corp.	846

Steel—3.0%
22,700		NN, Inc.	286
21,100		Schnitzer Steel Industries, Inc.	1,277

Technology Distributors—1.5%
30,800	*	Anixter International, Inc.	797

Thrifts & Mortgage Finance—2.9%
28,400	*	BankUnited Financial Corp. (Class A)	732
21,540		PFF Bancorp, Inc.	781

Tobacco—1.3%
15,400		Universal Corp.	680

Trucking—3.8%
17,100		Arkansas Best Corp.	537
25,900	*	Landstar System, Inc.	985
1,100	*	Overnite Corp.	25
21,000	*	P.A.M. Transportation Services, Inc.	448

TOTAL COMMON STOCKS (cost $34,073)			50,017

PREFERRED STOCKS—1.3%

Electric Utilities—1.3%
2,400		Cincinnati Gas & Electric Co. 4.00% Callable 1/20/04 @ $108.00	$190
2,700		Connecticut Light & Power Co. Callable 1/20/04 @ $54.00	87
2,100		Connecticut Light & Power Co. Callable 1/20/04 @ $51.00	69
2,400		Dayton Power & Light, Inc. 3.75% Callable 1/20/04 @ $102.50	137
2,400		Great Plains Energy, Inc. Inc. 4.35% Callable 1/20/04 @ $101.00	176

TOTAL PREFERRED STOCKS (cost $660)			659

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—13.3%

Investment Companies
1,214,634	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$1,215
5,743,816	State Street Navigator Securities Lending Prime Portfolio **	5,744

TOTAL CASH EQUIVALENTS (cost $6,959)		6,959

TOTAL INVESTMENTS (cost $41,692)—110.0%		57,635

Other Assets, less Liabilities		(5,216)

NET ASSETS		$52,419

*	Non-income producing security.
**	Represents invested collateral received related to $5,529,038 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

Safeco Large-Cap Growth Fund

As of December 31, 2003

Peter Geotz Seth A. Reicher

How did the Fund perform?

For the year ended December 31, 2003, the Safeco Large-Cap Growth Fund earned positive double-digit returns, but trailed its Russell 1000 Growth Index benchmark. The Fund outperformed its benchmark in the flat-return market environment of the first quarter and then lagged subsequently. Relative underperformance was most acute during the second quarter when the benchmark returned over 14% in anticipation of an improving economy.

We are pleased to report double-digit absolute returns for the year. On the other hand, we realize we did not meet our benchmark-relative performance objective. Over the long run our investment approach, which focuses on bottom-up stock selection and high-quality companies with above average consistent earnings growth, has provided solid returns.

What factors impacted the Fund’s performance?

Broadly speaking, most of the underperformance can be attributed to the outperformance of lower quality (high debt ratios, higher price volatility, higher earnings variability and little or no earnings) stocks over higher-quality stocks and our overall cautious positioning of the portfolio for most of the year. The outperformance of lower-quality stocks is, in our view, typical of the initial leg of an economic expansion when market sentiment rapidly turns positive and the market rallies in anticipation.

Investors also moved toward more cyclical growth stocks during the year causing technology stocks to generally outperform the market and health care and consumer staples stocks to underperform. Our underweight in technology, particularly to semiconductors and equipment, and our overweights in health care and consumer staples detracted from benchmark relative performance.

What changes did you make to the Fund and why?

We believe the Fund is well positioned to outperform in an economy that should continue expanding, but at a slower pace than over recent months. We are seeing a hand off from an economy led by consumers to one led by business investment. In this economy, we expect a market that will increasingly reward high-quality stocks with good fundamentals and should favor our approach to investing. Over the past several months, we have repositioned the portfolio as the economic environment and corporate earnings visibility have improved.

Report From the Fund Managers

Safeco Large-Cap Growth Fund

As of December 31, 2003

We selectively added to more economically sensitive growth stocks, both across and within sectors and industries. The Fund is now modestly overweight in technology and underweight in health care while it is roughly neutral in its exposure to consumer staples and consumer discretionary. Examples of more economically-sensitive new holdings include 3M and United Technologies. 3M dominates the market for enhancing flat-panel display films and is benefiting from strong PC and handset sales. United Technologies should benefit from new product innovations and a recovery in the aerospace industry. Much of the portfolio continues to be in stocks that should provide solid earnings growth and price appreciation, as the economy settles down from its initial surge in growth to a more sustainable level.

Peter Geotz, MBA, CFA—Portfolio Manager

Peter Geotz is a member of the Large Cap Equity Team. His investment experience began in 1985. Prior to joining RCM Capital Management in 1999, Peter worked at Jurika & Voyles, where he was Vice President and Portfolio Manager for three years. There, he managed equity and balanced institutional accounts, and co-managed the firm’s core equity Value + Growth and Balanced no-load mutual funds. He received a BA in Economics from the University of California, Irvine and an MBA from the University of Southern California. Peter is a member of the Security Analysts of San Francisco.

Seth A. Reicher, CFA—Portfolio Manager

RCM Capital Management LLC formerly Dresdner RCM Global Investors LLC acts as an investment sub-advisor to the Safeco Large-Cap Growth Fund. Mr. Reicher is a Managing Director of the sub-advisor, which he has been associated with since 1993. Mr. Reicher manages or co-manages other accounts of the sub-advisor or its clients.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

Safeco Large-Cap Growth Fund

	With Sales Charge		Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2003	1 Year	Since Inception*	1 Year	Since Inception*

Safeco Large-Cap Growth Fund
Class A	13.05%	(5.94)%	19.92%	(3.34)%
Class B	14.06%	(5.40)%	19.06%	(4.06)%
Class C	18.06%	(4.06)%	19.06%	(4.06)`%
Russell 1000 Growth Index	N/A	N/A	29.76%	1.09%
Lipper, Inc. (Large-Cap Growth Funds)	N/A	N/A	27.00%	N/A

* Total return comparison begins October 31, 2001, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

TOP FIVE INDUSTRIES	Percent of Net Assets

Pharmaceuticals	11.0%
Systems Software	8.2
Industrial Conglomerates	6.9
Semiconductors	5.8
Health Care Equipment	5.7

TOP TEN COMMON STOCK HOLDINGS	Percent of Net Assets

Pfizer, Inc. (Pharmaceuticals)	6.2%
Intel Corp. (Semiconductors)	4.9
General Electric Co. (Industrial Conglomerates)	4.7
Cisco Systems, Inc. (Communications Equipment)	4.2
Microsoft Corp. (Systems Software)	3.6
Wal-Mart Stores, Inc. (General Merchandise Stores)	2.9
Oracle Corp. (Systems Software)	2.8
Amgen, Inc. (Biotechnology)	2.6
Dell, Inc. (Computer Hardware)	2.4
United Technologies Corp. (Aerospace & Defense)	2.2

TOP FIVE PURCHASES For the Year Ended December 31, 2003	Cost (000’s)

Oracle Corp.	$116
Merck & Co., Inc.	107
Yahoo!, Inc.	101
Cisco Systems, Inc.	93
Intel Corp.	92

TOP FIVE SALES For the Year Ended December 31, 2003	Proceeds (000’s)

Microsoft Corp.	$161
Johnson & Johnson	121
Pfizer, Inc.	111
Anheuser-Busch Companies, Inc.	102
PepsiCo, Inc.	86

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

Safeco Large-Cap Growth Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—99.1%

Aerospace & Defense—2.2%
1,350		United Technologies Corp.	$128

Air Freight & Logistics—1.2%
900		United Parcel Service, Inc. (Class B)	67

Application Software—1.6%
2,200		SAP AG (ADR)	91

Asset Management & Custody Banks—0.5%
600		Franklin Resources, Inc.	31

Biotechnology—3.4%
2,450	*	Amgen, Inc.	151
500	*	Genentech, Inc.	47

Brewers—1.0%
1,050		Anheuser-Busch Companies, Inc.	55

Broadcasting & Cable TV—1.8%
2,300		Viacom, Inc. (Class B)	102

Communication Equipment—5.4%
10,200	*	Cisco Systems, Inc.	248
3,800		Nokia Oyj (ADR)	65

Computer Hardware—3.5%
4,100	*	Dell, Inc.	139
2,900		Hewlett-Packard Co.	67

Department Stores—0.4%
500	*	Kohl’s Corp.	22

Diversified Banks—1.0%
1,800		Mellon Financial Corp.	58

Diversified Capital Markets—0.8%
1,000		Citigroup, Inc.	48

Diversified Commercial Services—0.9%
750	*	Apollo Group, Inc. (Class A)	51

Drug Retail—2.2%
3,500		Walgreen Co.	127

Food Distributors—1.5%
2,400		SYSCO Corp.	89

Footwear—1.5%
1,300		NIKE, Inc. (Class B)	89

General Merchandise Stores—2.9%
3,200		Wal-Mart Stores, Inc.	170

Health Care Distributors—0.7%
675		Cardinal Health, Inc.	41

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Health Care Equipment—5.7%
2,400	*	Boston Scientific Corp.	$88
2,600		Medtronic, Inc.	126
1,300	*	St. Jude Medical, Inc.	80
450		Stryker Corp.	38

Home Entertainment Software—0.8%
1,000	*	Electronic Arts, Inc.	48

Home Improvement Retail—2.3%
1,200		Home Depot, Inc.	43
1,700		Lowe’s Companies, Inc.	94

Hotels, Resorts & Cruise Lines—1.0%
1,500		Carnival Corp.	60

Household Products—2.1%
1,200		Procter & Gamble Co.	120

Industrial Conglomerates—6.9%
8,800		General Electric Co.	273
1,500		Minnesota Mining & Manufacturing Co.	128

Industrial Gases—0.5%
600		Air Products and Chemicals, Inc.	32

Industrial Machinery—1.6%
375		Danaher Corp.	34
850		Ingersoll-Rand Co. (Class A)	58

Internet Retail—0.9%
800	*	eBay, Inc.	52

Internet Software & Services—1.9%
2,500		Yahoo!, Inc.	113

Investment Banking & Brokerage—2.3%
750		Goldman Sachs Group, Inc.	74
1,000		Merrill Lynch & Co., Inc.	59

IT Consulting & Other Services—1.1%
2,400	*	Accenture, Ltd. (Class A)	63

Life & Health Insurance—1.0%
1,600		AFLAC, Inc.	58

Managed Health Care—0.5%
300	*	WellPoint Health Networks, Inc.	29

Oil & Gas Equipment & Services—2.0%
2,050		Baker Hughes, Inc.	66
1,400	*	BJ Services Co.	50

Personal Products—1.0%
1,200		Colgate-Palmolive Co.	60

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	www.safecofunds.com

Portfolio of Investments

Safeco Large-Cap Growth Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Pharmaceuticals—11.0%
800		Eli Lilly & Co.	$56
1,100		Johnson & Johnson	57
10,200		Pfizer, Inc.	360
1,300		Teva Pharmaceutical Industries, Ltd. (ADR)	74
2,200		Wyeth	93

Publishing—1.0%
1,100		Tribune Co.	57

Regional Banks—1.0%
1,000		Fifth Third Bancorp	59

Restaurants—1.5%
2,700	*	Starbucks Corp.	89

Semiconductor Equipment—1.0%
1,800		Microchip Technology, Inc.	60

Semiconductors—5.8%
8,800		Intel Corp.	283
1,100	*	Maxim Integrated Products, Inc.	55

Soft Drinks—2.6%
1,200		Coca-Cola Co.	61
1,900		PepsiCo, Inc.	89

Systems Software—8.2%
7,700		Microsoft Corp.	212
3,100	*	Novell, Inc.	33
12,500	*	Oracle Corp.	165
1,900	*	VERITAS Software Corp.	71

Thrifts & Mortgage Finance—1.6%
1,275		Federal National Mortgage Association	96

Wireless Telecommunication Services—1.3%
3,050		Vodafone Group, plc (ADR)	76

TOTAL COMMON STOCKS (cost $5,160)			5,778

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—2.0%

Investment Companies
118,783	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$119

TOTAL CASH EQUIVALENTS (cost $119)		119

TOTAL INVESTMENTS (cost $5,279)—101.1%		5,897

Other Assets, less Liabilities		(65)

NET ASSETS		$5,832

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco High-Yield Bond Fund

As of December 31, 2003

Gregory Card Beverly R. Denny

How did the Fund perform?

The Safeco High-Yield Bond Fund underperformed its benchmark, the Merrill Lynch High-Yield Master II Index for the year ending December 31, 2003. The benchmark return was the highest in a decade and nearly equaled the equity benchmarks S&P 500 and Dow Jones Industrials in 2003. Shareholders should not consider these equity-like returns normal.

What factors impacted the Fund’s performance?

The performance of the Fund and high yield generally were both driven by a number of factors: a) an improving economy, driven by easy monetary and deficit fiscal policies; b) higher corporate cash flow from greater earnings and better balance sheet and cash management; c) strong technicals, which resulted in significant new investment dollars entering high yield; d) attractive spreads relative to other asset classes and historical averages for high yield; and e) some reduction in 2003 in U.S. corporate financial misstatement headlines.

The Fund’s stronger relative performance has been due to our early investment in the unfolding economic recovery with investment in sectors that benefit early in an upturn and gradually rotating into more cyclical companies as the recovery gains traction. On the flip side, the Fund has been underweight in higher quality issues rated BB and more defensive industries like gaming, believing that any increase in interest rates will negatively affect these sectors more than the rest of high yield.

Our bottom-up work on specific companies in these sectors focused on those successfully improving cash flows and debt management and several companies we felt the market had punished too severely and had not recognized the value and strength of the underlying franchise.

The Fund benefited from positions in early cyclicals: Sinclair Broadcasting, Paxson Communications and Dobson Communications. Among credits that were mispriced, perhaps the best story has been LCI Communications, a Qwest Communications subsidiary. We felt the market had unduly punished the bonds and underestimated the ability of new management to sell assets, reduce and restructure debt and improve a damaged credit profile. While the story is not yet complete, the market price of our investment has improved considerably as the market recognizes Qwest’s credit improvement.

What changes did you make and why?

Several positions have been sold as the price rose to what we considered full value, while other positions have been called away from us as companies replaced higher cost debt at lower cost.

During the latter portion of 2003, as the strength of the economy became more pronounced, we increased our holdings in lower rated, deeper cyclical or selected convertible positions. We believe these sectors will prosper as the recovery reaches these deeper cyclical and lower rated companies. The selected convertible positions should permit us to benefit from the continued economic and corporate profit improvement and not be ‘stopped out’ through early calls of the bonds.

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco High-Yield Bond Fund

As of December 31, 2003

Gregory Card, CFA—Portfolio Manager

B.A.—Business Administration; Northern State College (1979), M.B.A.—Finance; Arizona State University (1987)

Chartered Financial Analyst designation received (1984)

Greg joined Safeco Asset Management in 2001 as the lead portfolio manager of the High-Yield Bond Fund team. Prior to joining the firm, Greg managed $3 billion in assets as a high yield portfolio manager at another investment management firm. Greg’s prior experiences also include serving as assistant professor at Saint John’s University and a senior analyst at an investment management firm, where he focused on a variety of sectors including high yield, investment grade, private placements and special projects to restructure distressed credits. Greg has 22 years of investment experience.

Beverly R. Denny, CFA—Portfolio Manager

B.S.—Finance/Economics; Babson College (1983), M.B.A.—Business Administration; University of Virginia (1987)

Chartered Financial Analyst designation received (1997)

Beverly joined Safeco as a marketing director in 1991 and became a portfolio manager in 1996. She was appointed co-manager of the Safeco High-Yield Bond Fund on July 1, 2003. On July 1, 2003, Bev has a total of 10 years investment experience. Prior to this appointment, Beverly was the Portfolio Manager of the Safeco Washington Municipal Bond Fund.

Performance Overview & Highlights

Safeco High-Yield Bond Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

Safeco High-Yield Bond Fund
Class A	24.55%	(0.45)%	3.65%	30.41%	0.47%	4.13%
Class B	24.21%	(0.58)%	3.66%	29.21%	(0.31)%	3.66%
Class C	28.35%	(0.27)%	3.59%	29.35%	(0.27)%	3.59%
Merrill Lynch High-Yield Master II Index	N/A	N/A	N/A	28.15%	5.02%	7.05%
Lipper, Inc. (High Current Yield Funds)	N/A	N/A	N/A	24.30%	3.76%	5.10%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Current Yield (30-day) Class A	7.47%
Current Yield (30-day) Class B	7.03%
Current Yield (30-day) Class C	7.00%
Weighted Average Maturity	5.35 years

TOP FIVE INDUSTRIES	Percent of Net Assets

Integrated Telecommunications Services	9.7%
Broadcasting & Cable TV	6.7
Diversified Commercial Services	6.2
Electric Utilities	5.9
Packaged Foods & Meats	4.5

TOP FIVE HOLDINGS	Percent of Net Assets

LCI International, Inc. (Integrated Telecommunications Services)	2.2%
Champion Enterprises, Inc. (Homebuilding)	1.9
Schuler Homes, Inc. (Homebuilding)	1.3
Petrozuata Finance, Inc. (Integrated Oil & Gas)	1.3
Tekni-Plex, Inc. (Commodity Chemicals)	1.3

TOP FIVE PURCHASES For the Year Ended December 31, 2003	Cost (000’s)

Six Flags, Inc.	$2,000
Asbury Automotive Group, Inc.	1,000
Power Contract Financing LLC	483
Interface, Inc.	815
Quintiles Transnational Corp.	750

TOP FIVE SALES For the Year Ended December 31, 2003	Proceeds (000’s)

Six Flags, Inc.	$2,067
General Motors Acceptance Corp.	1,490
Dobson Communications Corp.	1,247
Power Contract Financing LLC	1,021
Asbury Automotive Group, Inc.	1,001

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

CORPORATE BONDS—91.2%

Advertising—1.2%
$500,000		Advanstar, Inc. 15.00% beg. 10/15/05 Step Bond due 10/15/11	$391
100,000		Penton Media, Inc. 11.875%, due 10/01/07	99

Agricultural Products—0.7%
250,000	#	Hines Nurseries, Inc. (144A) 10.25%, due 10/01/11 (acquired 9/22/03) (cost $250,000)	272

Airlines—0.6%
100,000		Continental Airlines, Inc. 7.568%, due 12/01/06	83
200,000		Continental Airlines, Inc. 8.00%, due 12/15/05	194

Apparel, Accessories & Luxury Goods—0.6%
250,000	#	Perry Ellis International, Inc. (144A) 8.875%, due 9/15/13 (acquired 9/15/03) (cost $250,000)	263

Auto Parts & Equipment—3.9%
450,000		Accuride Corp. 9.25%, due 2/01/08	462
400,000		Collins & Aikman Corp. 10.75%, due 12/31/11	393
250,000		HLI Operating Co., Inc. 10.50%, due 6/15/10	288
250,000		Park-Ohio Industries, Inc. 9.25%, due 12/01/07	249
250,000		TRW Automotive, Inc. 9.375%, due 2/15/13	286

Broadcasting & Cable TV—5.5%
250,000	*	Adelphia Communications Corp. 10.875%, due 10/01/10	234
250,000	*	Adelphia Communications Corp. 3.25%, due 5/01/21	111
100,000		Charter Communications Holdings, Inc. 11.125%, due 1/15/11	92
500,000		Charter Communications Holdings, Inc. 5.75%, due 10/15/05	472
250,000		Mediacom Broadband, LLC 11.00%, due 7/15/13	281
500,000		NBC Acquisition Corp. 10.75% beg. 2/15/03 Step Bond due 2/15/09	519

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Broadcasting & Cable TV—(continued)
$400,000		ONO Finance, plc 13.00%, due 5/01/09	$416
250,000		Pegasus Media & Communications, Inc. 12.50%, due 8/01/07	236

Casinos & Gaming—1.2%
500,000	#	Inn of the Mountain Gods Resort & Casino (144A) 12.00%, due 11/15/10 (acquired 10/21/03) (cost $500,000)	531

Catalog Retail—0.6%
250,000		Jafra Cosmetics International 10.75%, due 5/15/11	274

Commodity Chemicals—1.3%
500,000		Tekni-Plex, Inc. 12.75%, due 6/15/10	545

Communication Equipment—0.6%
250,000	#	General Cable Corp. (144A) 9.50%, due 11/15/10 (acquired 11/18/03) (cost $250,000)	267

Computer Hardware—1.2%
500,000	#	Stratus Technologies, Inc. (144A) 10.375%, due 12/01/08 (acquired 11/06/03) (cost $500,000)	531

Construction & Engineering—2.4%
300,000		Foster Wheeler, Ltd. 6.75%, due 11/15/05	222
500,000	#	J Ray McDermott SA (144A) 11.00%, due 12/15/13 (acquired 11/21/03) (cost $485,320)	525
250,000		URS Corp. 11.50%, due 9/15/09	283

Construction & Farm Machinery & Heavy Trucks—0.9%
200,000	*	National Equipment Services, Inc. 10.00%, due 11/30/04	95
250,000		NMHG Holding Co. 10.00%, due 5/15/09	276

Construction Materials—1.1%
400,000		Texas Industries, Inc. 10.25%, due 6/15/11	452

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Distributors—0.9%
$375,000		Wesco Distribution, Inc. 9.125%, due 6/01/08	$388

Diversified Chemicals—0.6%
250,000		Geon Co. 6.875%, due 12/15/05	240

Diversified Commercial Services—6.2%
350,000		Foamex LP 10.75%, due 4/01/09	333
400,000		Foamex LP 9.875%, due 6/15/07	318
250,000		J Crew Operating Corp. 10.375%, due 10/15/07	255
250,000	#	Jacuzzi Brands, Inc. (144A) 9.625%, due 7/01/10 (acquired 6/30/03) (cost $250,000)	275
250,000		Mobile Mini, Inc. 9.50%, due 7/01/13	275
250	#	MSX International, Inc. (144A) 11.00%, due 10/15/07 (acquired 7/25/03) (cost $247,860)	217
250,000		Quanta Services, Inc. 4.00%, due 7/01/07	228
500,000	#	Quintiles Transnational Corp. (144A) 10.00%, due 10/01/13 (acquired 9/12/03) (cost $500,000)	540
250,000		Williams Scotsman, Inc. 9.875%, due 6/01/07	253

Electric Utilities—4.9%
200,000	#	AES Corp. (144A) 8.75%, due 5/15/13 (acquired 10/09/03) (cost $212,500)	223
300,000	#	Calpine Corp. (144A) 8.50%, due 7/15/10 (acquired 8/29/03) (cost $287,000)	292
300,000	#	Centerpoint Energy, Inc. (144A) 3.75%, due 5/15/23 (acquired 10/09/03) (cost $315,750)	319
500,000	#	NRG Energy, Inc. (144A) 8.00%, due 12/15/13 (acquired 12/17/03) (cost $500,000)	526
350,000	*	NRG Energy, Inc. 8.625%, due 4/01/31	203

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electric Utilities—(continued)
$300,000	#	Reliant Resources, Inc. (144A) 9.50%, due 7/15/13 (acquired 6/26/03) (cost $279,000)	$321
200,000		Teco Energy, Inc. 10.50%, due 12/01/07	233

Environmental Services—0.7%
250,000		Casella Waste Systems, Inc. 9.75%, due 2/01/13	280

Fertilizers & Agricultural Chemicals—1.8%
750,000	#	Fertinitro Finance, Inc. (144A) 8.29%, due 4/01/20 (acquired 9/12/03) (cost $417,500)	529
250,000		United Industries Corp. 9.875%, due 4/01/09	262

Gas Utilities—1.3%
200,000	#	Dynegy Holdings, Inc. (144A) 9.875%, due 7/15/10 (acquired 10/09/03) (cost $215,500)	225
168,000		GulfTerra Energy Partners, LP 10.625%, due 12/01/12	208
100,000		SEMCO Energy, Inc. 7.75%, due 5/15/13	105

Health Care Distributors—0.9%
500,000		Rural/Metro Corp. 7.875%, due 3/15/08	405

Health Care Equipment—1.0%
250,000		Dade Behring Holdings, Inc. 11.91%, due 10/03/10	287
250,000	#	HMP Equity Holdings Corp. (144A) 0.00%, due 5/15/08 (acquired 4/30/03) (cost $118,588)	152

Health Care Facilities—2.2%
400,000		Healthsouth Corp. 8.50%, due 2/01/08	384
250,000		Psychiatric Solutions, Inc. 10.625%, due 6/15/13	281
250,000	#	Universal Hospital Services, Inc. (144A) 10.125%, due 11/01/11 (acquired 10/08/03) (cost $250,000)	262

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	www.safecofunds.com

Portfolio of Investments

Safeco High-Yield Bond Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Health Care Services—0.6%
$250,000		AmeriPath, Inc. 10.50%, due 4/01/13	$266

Home Furnishings—0.5%
200,000		Interface, Inc. 9.50%, due 11/15/05	194

Homebuilding—3.3%
900,000		Champion Enterprises, Inc. 7.625%, due 5/15/09	820
500,000		Schuler Homes, Inc. 10.50%, due 7/15/11	580

Hotels, Resorts & Cruise Lines—0.5%
200,000	#	Worldspan, LP (144A) 9.625%, due 6/15/11 (acquired 6/24/03) (cost $200,000)	206

Household Products—0.4%
250,000	#	Johnsondiversey, Inc. (144A) 10.67% beg. 5/15/07 Step Bond due 5/15/13 (acquired 9/08/03) (cost $164,605)	191

Housewares & Specialties—1.1%
500,000	#	Vitro SA de CV (144A) 11.75%, due 11/01/13 (acquired 10/15/03) (cost $492,780)	485

Industrial Machinery—1.0%
200,000		Cincinnati Milacron, Inc. 8.375%, due 3/15/04	168
250,000		National Waterworks, Inc. 10.50%, due 12/01/12	279

Integrated Oil & Gas—1.9%
300,000	#	Cerro Negro Finance, Ltd. (144A) 7.90%, due 12/01/20 (acquired 1/23/03) (cost $178,500)	260
600,000	#	Petrozuata Finance, Inc. (144A) 8.22%, due 4/01/17 (acquired 1/07/03) (cost $402,500)	552

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Integrated Telecommunications Services—9.7%
$200,000	#	Alaska Communications Systems Holdings Group, Inc. (144A) 9.875%, due 8/15/11 (acquired 8/18/03) (cost $196,000)	$210
300,000		Call-Net Enterprises, Inc. 10.625%, due 12/31/08	299
250,000		FairPoint Communications, Inc. 11.875%, due 3/01/10	291
250,000		FairPoint Communications, Inc. 12.50%, due 5/01/10	273
550,000	*	Intermedia Communications, Inc. 11.25%, beg. 7/15/02 Step Bond due 7/15/07	470
1,000,000		LCI International, Inc. 7.25%, due 6/15/07	960
250,000	#	Level 3 Financing, Inc. (144A) 10.75%, due 10/15/11 (acquired 9/26/03) (cost $250,000)	264
400,000	*	MCI Communications Corp. 6.50%, due 4/15/10	322
400,000		Primus Telecommunications Group, Inc. 12.75%, due 10/15/09	440
250,000	#	Qwest Corp. (144A) 8.875%, due 3/15/12 (acquired 8/28/03) (cost $271,250)	287
1,000,000	*	Worldcom, Inc. 8.25%, due 5/15/31	335

Metal & Glass Containers—3.0%
100,000		BWAY Corp. 10.00%, due 10/15/10	109
300,000		Consolidated Container Capital, Inc. 10.125%, due 7/15/09	182
300,000		Constar International, Inc. 11.00%, due 12/01/12	254
250,000		Crown Holdings, Inc. 10.875%, due 3/01/13	294
106,000	#	Neenah Corp. (144A) 11.00%, due 9/30/10 (acquired 10/16/03) (cost $85,829)	117
100,000		Pliant Corp. 11.125%, due 9/01/09	108
250,000		Pliant Corp. 13.00%, due 6/01/10	229

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Multi-Utilities & Unregulated Power—1.9%
$250,000		Avista Corp. 9.75%, due 6/01/08	$298
500,000		Cogentrix Energy, Inc. 8.75%, due 10/15/08	504

Oil & Gas Drilling—0.6%
250,000		Grey Wolf, Inc. 3.75%, due 5/07/23	235

Oil & Gas Equipment & Services—1.1%
450,000		Petroleum Geo-Services ASA 10.00%, due 11/05/10	482

Oil & Gas Exploration & Production—0.7%
300,000		Harvest Natural Resources, Inc. 9.375%, due 11/01/07	300

Oil & Gas Refining & Marketing & Transportation—0.9%
350,000		CITGO Petroleum Corp. 11.375%, due 2/01/11	406

Other Diversified Financial Services—0.2%
100,000	#	Equinox Holdings, Ltd (144A) 9.00%, due 12/15/09 (acquired 12/09/03) (cost $100,000)	103

Packaged Foods & Meats—4.1%
400,000	*	Aurora Foods, Inc. 8.75%, due 7/01/08	312
250,000		Doane Pet Care Co. 10.75%, due 3/01/10	259
250,000		Dole Foods Co. 8.875%, due 3/15/11	274
500,000		Luigino’s, Inc. 10.00%, due 2/01/06	513
250,000	#	Merisant Co. (144A) 9.50%, due 7/15/13 (acquired 6/27/03) (cost $250,000)	266
250,000	#	Tabletop Holdings, Inc. (144A) 12.25% beg. 11/15/08 Step Bond due 5/15/14 (acquired 11/06/03) (cost $137,828)	138

Paper Packaging—1.2%
500,000		Graham Packaging Co., Inc. 10.75% beg. 1/15/03 Step Bond due 1/15/09	516

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Paper Products—0.6%
$250,000		Pope & Talbot, Inc. 8.375%, due 6/01/13	$249

Personal Products—1.4%
200,000		American Achievement Corp. 11.625%, due 1/01/07	220
89,000		Elizabeth Arden, Inc. 11.75%, due 2/01/11	106
250,000		Herbalife International, Inc. 11.75%, due 7/15/10	291

Property & Casualty Insurance—0.7%
250,000	#	Crum & Forster Holding Corp. (144A) 10.375%, due 6/15/13 (acquired 5/29/03) (cost $242,463)	278

Publishing—1.8%
300,000	#	American Color Graphics, Inc. (144A) 10.00%, due 6/15/10 (acquired 12/15/03) (cost $310,500)	308
300,000	#	Houghton Mifflin Co. (144A) 11.50% beg. 10/15/08 Step bond due 10/15/13 (acquired 9/30/03) (cost $170,880)	190
250,000		Houghton Mifflin Co. 9.875%, due 2/01/13	275

Real Estate Investment Trust—0.1%
50,000		Capstar Hotel Co. 8.75%, due 8/15/07	51

Restaurants—2.6%
250,000		Buffets, Inc. 11.25%, due 7/15/10	268
194,000		Carrols Corp. 9.50%, due 12/01/08	197
405,000		Friendly Ice Cream Corp. 10.50%, due 12/01/07	420
250,000	#	Morton’s Restaurant Group (144A) 7.50%, due 7/01/10 (acquired 6/27/03) (cost $212,500)	235

Specialized Finance—0.4%
150,000		UCAR Finance, Inc. 10.25%, due 2/15/12	173

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco High-Yield Bond Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Specialty Chemicals—2.2%
$100,000	#	Huntsman International, LLC (144A) 11.625%, due 10/15/10 (acquired 9/16/03) (cost $98,815)	$102
100,000		Huntsman International, LLC 10.125%, due 7/01/09	103
500,000	#	Nalco Co. (144A) 8.875%, due 11/15/13 (acquired 10/29/03) (cost $500,000)	530
200,000	#	Rockwood Specialties Corp. (144A) 10.625%, due 5/15/11 (acquired 7/10/03) (cost $207,000)	223

Specialty Stores—2.3%
210,000		Amazon.com, Inc. 4.75%, due 2/01/09	212
117,000		Big 5 Corp. 10.875%, due 11/15/07	123
100,000		Central Garden & Pet Co. 9.125%, due 2/01/13	111
250,000	#	General Nutrition Center, Inc. (144A) 8.50%, due 12/01/10 (acquired 11/25/03) (cost $250,000)	256
250,000		United Auto Group, Inc. 9.625%, due 3/15/12	280

Steel—0.6%
250,000		Shaw Group, Inc. 10.75%, due 3/15/10 (acquired 3/12/03) (cost $247,008)	265

Trucking—2.5%
250,000	#	Laidlaw International, Inc. (144A) 10.75%, due 6/15/11 (acquired 5/22/03) (cost $246,698)	283
250,000		Quality Distribution, Inc. 9.00%, due 11/15/10 (acquired 11/06/03) (cost $250,000)	262
500,000	#	Seminis, Inc. (144A) 10.25%, due 10/01/13 (acquired 9/22/03) (cost $511,563)	538

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Wireless Telecommunication Services—1.0%
$162,500		Alamosa Delaware, Inc. 11.00%, due 7/31/10	$176
250,000	#	Millicom International Cellular SA (144A) 10.00%, due 12/01/13 (acquired 11/19/03) (cost $250,000)	264

TOTAL CORPORATE BONDS (cost $36,422)			39,201

PREFERRED STOCKS—3.7%

Auto Parts & Equipment—0.4%
3,000		Cummins Capital Trust 7.00% Callable 6/15/06 @ $51.75	188

Broadcasting & Cable TV—1.2%
3,000		CSC Holdings, Inc. 11.75% Callable 1/16/04 @ $103.92	312
22		Paxson Communications Corp. 14.50% Callable 1/16/04 @ $106.62	204
Electric Utilities—1.0%
375		TNP Enterprises, Inc. 14.50% Payment in Kind to 4/01/05 Callable 4/01/05 @ $1,100.00	407

Metal & Glass Containers—0.5%
8,000		Smurfit-Stone Container Corp. 7.00% Callable 1/16/04 @ $25.00	196

Specialty Stores—0.4%
4,000		United Rentals Trust 6.50% Callable 1/05/04 @ $51.62	178

Wireless Telecommunication Services—0.2%
250		Alamosa Delaware, Inc. 7.50% Callable 11/10/06 @ $312.50	86
100	#	Dobson Communications Corp. 6.00% (144A) Callable 8/19/05 @ $106.00 (acquired 9/03/03) (cost $26,581)	18

TOTAL PREFERRED STOCKS (cost $1,386)			1,589

COMMON STOCKS—0.4%

Metal & Glass Containers—0.0%
1	*	ACP Holding Co.	0

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco High-Yield Bond Fund

As of December 31, 2003

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Packaged Foods & Meats—0.4%
$ 8,000 *	Chiquita Brands International, Inc.	$180

TOTAL COMMON STOCKS (cost $116)		180

CASH EQUIVALENTS—12.8%
1,029,597	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	1,029
4,485,808	State Street Navigator Securities Lending Prime Portfolio **	4,486

TOTAL CASH EQUIVALENTS (cost $5,515)		5,515

TOTAL INVESTMENTS (cost $43,439)—108.1%		46,485

Other Assets, less Liabilities		(3,501)

NET ASSETS		$42,984

*	Non-income producing security. Security in default.
**	Represents invested collateral received related to $4,389,485 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost of such securities is $12,123,000 and the total value is $13,101,000 or 30.5% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

Safeco Intermediate-Term U.S. Government Fund

As of December 31, 2003

Paul Stevenson Lesley Fox Tim Hokari

How did the Fund perform?

For the year ending December 31, 2003, the Safeco Intermediate-Term U.S. Government Fund underperformed its benchmark index, the Lehman Intermediate Government Index.

What factors impacted the Fund’s performance?

Over the past year, the big story has been the move in rates. For example, the yield on the five-year Treasury on December 31, 2002 was 2.73%, it fell to a low of 2.03% on June 13, 2003, rose to a peak of 3.61% on September 2, finally finishing at 3.25%. It was the fall in rates followed by the extremely rapid rise that had a huge impact on mortgage durations. Through June, the focus was extending the Government portion of the Fund to balance out the shortening of the MBS (Mortgaged Backed Securities) portion. The MBS allocation was decreased from 47% in December 2002 to 40% at the end of December 2003. During the last half of the year, the focus was to shorten the longer maturity Government allocation to offset lengthening of MBS and to maintain the allocation to MBS at about 40%.

What changes did you make and why?

Most of the trading activity for the year was focused on controlling duration and sector allocation. During the first half of year, the volatile rate environment combined with falling rates generally was not good for mortgage securities so the allocation to mortgage securities was allowed to decline to 40% from 47%. That allocation was maintained for the last half of the year. During the second half of the year as the economic statistics started to indicate the economy was growing at more rapid pace and interest rates started to rise, the Fund’s duration was shortened.

At year end, the Safeco Intermediate U.S. Government Fund had an allocation of 40% to mortgages (including CMOs (Collateralized Mortgage Obligations)), 54.6% to Treasury/Agency securities, 5% in ABS (Asset Backed Securities), and 0.4% in cash. The Fund’s duration was 3.19 versus 3.42 for the Lehman Intermediate Government Index.

Paul Stevenson, CFA—Portfolio Manager

B.A.—Finance; Washington State University (1978), M.B.A.—Executive; University of Washington (1995)

Chartered Financial Analyst designation received (1989)

Paul joined Safeco Asset Management in 1986 as a securities analyst and trader. In 1988, he assumed his current role as portfolio manager and is responsible for mortgage-related investments of both the residential and commercial loans. Paul began his career with six years on the “sell side” in the institutional sales area. He has a total of 23 years of investment experience, all of which are in taxable fixed income.

Lesley Fox—Portfolio Manager

B.S.—Finance; University of Utah (1988), M.B.A.—Finance; George Washington University (1992)

Lesley joined Safeco Asset Management in 2000 as a portfolio manager for the Safeco Money Market Fund and the Safeco RST Money Market Portfolio. She spent the previous five years managing $3.5 billion in short-term funds for King County. She began her investment career at the Student Loan Marketing Association (SALLIE MAE) in 1989. Lesley has 14 years of investment experience.

Report from the Fund Managers

Safeco Intermediate-Term U.S. Government Fund

As of December 31, 2003

Tim Hokari—Portfolio Manager

B.A.—Business Administration; University of Washington (1970) M.B.A.—Finance; University of Puget Sound (1981)

Tim joined Safeco Asset Management in 2000 as a portfolio manager on the company’s taxable fixed income team. Prior to joining Safeco Asset Management, Tim was an assistant vice president and co-portfolio manager of mortgage backed securities for GE Financial Assurance. He has 22 years of investment experience.

During 2003, the Safeco U.S. Government Fund merged with the Safeco Intermediate-Term U.S. Treasury Fund to form the Safeco Intermediate-Term U.S. Government Fund.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

Safeco Intermediate-Term U.S. Government Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

Safeco Intermediate-Term U.S. Government Fund
Class A	(2.41)%	4.60%	5.30%	1.14%	5.34%	5.67%
Class B	(3.50)%	4.62%	5.39%	0.38%	4.79%	5.39%
Class C	(0.49)%	4.81%	5.40%	0.48%	4.81%	5.40%
Lehman Brothers Intermediate Government Index	N/A	N/A	N/A	2.30%	6.16%	6.33%
Merrill Lynch U.S. Treasury/Agency Master Index	N/A	N/A	N/A	2.36%	6.22%	6.71%
Lipper, Inc. (General U.S. Gov’t Funds)	N/A	N/A	N/A	1.30%	5.18%	5.71%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Current Yield (30-day) Class A	2.68%
Current Yield (30-day) Class B	2.02%
Current Yield (30-day) Class C	2.11%
Weighted Average Maturity	4.30 years

Portfolio of Investments

Safeco Intermediate-Term U.S. Government Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

ASSET BACKED SECURITIES—4.9%

Consumer Finance—4.9%
$2,000	Americredit Automobile Receivables Trust 4.41%, due 11/12/08	$2,063
1,500	Chemical Master Credit Card Trust 5.98%, due 9/15/08	1,594

TOTAL ASSET BACKED SECURITIES (cost $3,637)		3,657

COLLATERALIZED MORTGAGE OBLIGATIONS—8.5%

U.S. Government Agency Obligations—8.5%
2,500	Freddie Mac 3.50%, due 8/01/33	2,541
3,000	Freddie Mac 3.50%, due 9/15/10	3,052
696	Freddie Mac 5.00%, due 7/15/33	696

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $6,299)		6,289

U.S. GOVERNMENT AGENCY—MORTGAGE BACKED SECURITIES—31.6%

Federal Home Loan Mortgage Corporation (FHLMC)—7.2%
122	5.50%, due 8/01/17	127
1,349	5.50%, due 9/01/17	1,399
377	6.00%, due 4/01/14	396
2,363	6.00%, due 9/01/32	2,443
511	6.50%, due 4/01/29	535
402	8.00%, due 9/01/25	437

Federal National Mortgage Association (FNMA)—16.0%
4,042	5.00%, due 9/01/33	4,002
3,272	5.50%, due 3/01/33	3,317
385	6.00%, due 4/01/32	398
411	6.00%, due 8/01/32	425
2,376	6.50%, due 10/01/28	2,488
682	7.00%, due 4/01/29	722
151	7.00%, due 5/01/29	160
115	7.00%, due 10/01/29	122
153	8.00%, due 7/01/27	167
142	9.00%, due 11/01/22	158

Government National Mortgage Association (GNMA)—8.4%
2,044	6.00%, due 11/20/31	2,115
353	6.50%, due 1/20/24	374

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Government National Mortgage Association (GNMA)—(continued)
$ 558	7.00%, due 4/15/28	$596
335	7.00%, due 1/15/30	357
417	7.00%, due 7/20/31	443
728	7.50%, due 10/15/27	782
583	8.00%, due 12/15/29	635
211	8.00%, due 3/20/30	228
658	8.25%, due 5/15/20	725

TOTAL U.S. GOVERNMENT AGENCY— MORTGAGE BACKED SECURITIES (cost $23,169)		23,551

U.S. GOVERNMENT & AGENCY OBLIGATIONS—54.1%

U.S. Government Agency Obligations—7.8%
2,000	Federal Farm Credit Bank (Designated Bond) 3.00%, due 4/15/08	1,971
2,500	Freddie Mac (Unsecured Note) 2.125%, due 11/15/05	2,511
1,350	Freddie Mac (Unsecured Note) 4.375%, due 2/04/10	1,349

U.S. Treasury Notes—46.3%
1,750	1.125%, due 6/30/05	1,741
2,700	1.625%, due 4/30/05	2,708
450	3.00%, due 11/15/07	454
500	3.25%, due 5/31/04	504
3,500	3.50%, due 11/15/06	3,618
3,000	4.00%, due 11/15/12	2,971
1,500	4.75%, due 11/15/08	1,606
1,350	4.875%, due 2/15/12	1,430
2,250	5.50%, due 2/15/08	2,481
2,000	5.50%, due 8/15/28	2,083
2,700	5.625%, due 5/15/08	2,991
3,300	5.75%, due 11/15/05	3,543
250	6.125%, due 8/15/29	283
1,300	6.50%, due 2/15/10	1,511
250	6.50%, due 11/15/26	294
500	8.75%, due 5/15/20	714
3,100	10.00%, due 5/15/10	3,451
1,795	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	2,144

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $40,122)		40,358

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	www.safecofunds.com

Portfolio of Investments

Safeco Intermediate-Term U.S. Government Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—0.4%

Investment Companies
$292	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$292

TOTAL CASH EQUIVALENTS (cost $292)		292

TOTAL INVESTMENTS (cost $73,519)—99.5%		74,147

Other Assets, less Liabilities		401

NET ASSETS		$74,548

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

Safeco Intermediate-Term Bond Fund

As of December 31, 2003

Michael Hughes

How did the Fund perform?

For the year ended December 31, 2003, the Fund lagged its benchmark, the Lehman Brothers Aggregate Bond Index.

What factors impacted the Fund’s performance?

The year began under the clouds of looming war concerns and a sluggish economy, causing interest rates to trend ever lower. Excess cash earning next to nothing sent investors scrambling for yield. Corporate bonds were the prime beneficiary of this yield quest. By mid-June, the sluggish economy, Fed Chairman Greenspan’s deflation comments and foreign central banks’ efforts to stem the rise in their currencies sent U.S. Treasury yields to 45-year lows. However, by the third quarter—in reaction to massive amounts of monetary, fiscal and exchange rate policy stimulus—the economy finally regained traction, posting its largest quarterly Gross Domestic Product (GDP) advance (+8.2%) in nearly 20 years. Interest rates bottomed and corporate bonds continued to improve relative to other fixed income alternatives. Lower rated corporate bonds outperformed higher rated corporate bonds, with triple-B rated (+11.8%) and below investment-grade corporates (+27.0%) posting double digit total rates of return, while U.S. Treasuries (2.2%) generated low, but still positive, total returns.

What changes did you make to the Fund and why?

Over the course of 2003 we positioned the portfolio for an improving economy and the likelihood of higher interest rates.

We did three things to prepare the Fund for the possibility of higher interest rates. First, we cut relative duration of our portfolio to 95% of benchmark from neutral. Second, because callable bonds tend to outperform non-callable bonds in a rising rate environment, we increased our holding in mortgage-backed securities and callable agency debentures to 39.2% of the portfolio. Within the mortgage sector, we favor 15-year mortgages over the more volatile 30-year paper. Finally, we increased our holding of U.S. Treasury Inflation Protection Securities (TIPS) from 2.1% of the portfolio to 4.2%.

We also used the improvement within the corporate bond market to take some profits while improving our overall credit quality and diversification. To do this, we decreased our percentage held in BBB-rated corporates from 15.1% to 11.3% of the portfolio (versus an 11.3% market weight) while increasing our overall allocation in corporate bonds to 37.7% from 33.5% (verses a 26.4% market weight). We increased our diversification by increasing the number of corporate names we hold to 46 from 35.

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Manager

Safeco Intermediate-Term Bond Fund

As of December 31, 2003

Michael Hughes, CFA—Portfolio Manager

B.S.—Finance; University of Colorado (1984), M.B.A.—Finance; University of Southern California (1992)

Chartered Financial Analyst designation received (1995)

Mike is portfolio manager of the Safeco Intermediate-Term Bond Fund and Safeco RST Bond Portfolio, and of the fixed-income portion of the Safeco Balanced Fund. He joined Safeco in 1997, bringing 13 years of investment management experience as the lead portfolio manager on SEC-registered mutual funds, bank common funds and a variety of separately managed portfolios for other financial institutions. He has 19 years of investment experience.

Performance Overview & Highlights

Safeco Intermediate-Term Bond Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	Since Inception*	1 Year	5 Year	Since Inception*

Safeco Intermediate-Term Bond Fund
Class A	(0.31)%	3.96%	4.95%	3.30%	4.69%	5.32%
Class B	(1.33)%	3.77%	4.80%	2.65%	3.94%	4.80%
Class C	1.47%	3.90%	4.69%	2.41%	3.90%	4.69%
Lehman Brothers Aggregate Bond Index	N/A	N/A	N/A	4.10%	6.62%	7.11%
Lipper, Inc. (Intermediate Investment-Grade Bond Funds)	N/A	N/A	N/A	4.55%	5.83%	N/A

* The Graph and average annual return comparison begins February 28, 1994.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Current Yield (30-day) Class A	3.30%
Current Yield (30-day) Class B	2.70%
Current Yield (30-day) Class C	2.70%
Weighted Average Maturity	5.99 years

BONDS BY TYPE	Percent of Net Assets

Asset Backed Securities	1.6%
Corporate Bonds	36.3
Collateralized Mortgage Obligations	4.1
U.S. Government & Agency Obligations	22.9
U.S. Government Agency-Mortgage Backed Securities	32.9
Municipal Bonds	1.1
Cash & Other	1.1

100.0%

CREDIT RATING DISTRIBUTION

AS A PERCET OF NET ASSETS

Portfolio of Investments

Safeco Intermediate-Term Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

ASSET BACKED SECURITIES—1.6%

Consumer Finance—1.6%
$ 65		Americredit Automobile Receivables Trust 1.41%, due 12/12/07	$66
90		MBNA Credit Card Master Note Trust 1.26%, due 12/15/08	90

TOTAL ASSET BACKED SECURITIES (cost $155)			156

CORPORATE BONDS—36.3%

Aerospace & Defense—1.5%
120		Honeywell International, Inc. 7.50%, due 3/01/10	142

Agricultural Products—0.7%
55		Unilever Capital Corp. 7.125%, due 11/01/10	64

Airlines—0.8%
90		United Air Lines 7.73%, due 7/01/10	74

Apparel Retail—0.3%
25		Nordstrom, Inc. 5.625%, due 1/15/09	27

Asset Management & Custody Banks—0.2%
25		Franklin Resources, Inc. 3.70%, due 4/15/08	25

Automobile Manufacturers—1.4%
130		Ford Motor Co. 7.25%, due 10/01/08	141

Brewers—0.6%
55	#	Miller Brewing Co. (144A) 5.50%, due 8/15/13 (acquired 11/19/03) (cost $56,385)	56

Broadcasting & Cable TV—1.4%
135		Comcast Corp. 5.30%, due 1/15/14	135

Computer Hardware—0.9%
85		International Business Machines Corp. 1.29625%, due 9/10/04	85

Construction & Farm Machinery & Heavy Trucks—1.7%
165		John Deere Capital Corp. 1.77%, due 9/17/04	166

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Diversified Banks—3.7%
$145	International Bank for Reconstruction & Development 4.375%, due 9/28/06	$153
45	U.S. Bancorp 3.125%, due 3/15/08	44
80	Wachovia Corp. 5.00%, due 8/15/15	79
75	Wells Fargo Financial, Inc. 6.125%, due 4/18/12	82

Electric Utilities—1.7%
25	Dominion Resources, Inc. 6.25%, due 6/30/12	27
65	PSEG Power 6.95%, due 6/01/12	73
55	Southern California Edison Co. 8.00%, due 2/15/07	63

Fertilizers & Agricultural Chemicals—0.4%
45	Potash Corp. of Saskatchewan, Inc. 4.875%, due 3/01/13	44

Forest Products—0.6%
55	Weyerhaeuser Co. 5.50%, due 3/15/05	57

Gas Utilities—0.7%
65	Kinder Morgan, Inc. 6.75%, due 3/15/11	73

General Merchandise Stores—1.3%
120	Target Corp. 6.35%, due 11/01/32	126

Housewares & Specialties—0.6%
55	Newell Rubbermaid, Inc. 4.625%, due 12/15/09	55

Integrated Oil & Gas—1.2%
75	Pemex Project Funding Master Trust 9.125%, due 10/13/10	89
25	USX Corp. 6.85%, due 3/01/08	28

Integrated Telecommunications Services—1.7%
40	Verizon Global Funding Corp. 7.375%, due 9/01/12	46
110	Verizon Wireless, Inc. 5.375%, due 12/15/06	117

Investment Banking & Brokerage—1.5%
50	Bear Stearns Cos., Inc. 3.00%, due 3/30/06	51

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Intermediate-Term Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Investment Banking & Brokerage—(continued)
$ 50		Goldman Sachs Group, Inc. 4.125%, due 1/15/08	$51
40		Morgan Stanley Dean Witter Co. 6.60%, due 4/01/12	45

Life & Health Insurance—1.9%
85	#	Jackson National Life Global Funding, LLC (144A) 1.34%, due 3/11/05 (acquired 9/05/02) (cost $85,000)	85
90		Lincoln National Corp. 5.25%, due 6/15/07	96

Movies & Entertainment—0.5%
45		Time Warner, Inc. 6.75%, due 4/15/11	50

Multi-Utilities & Unregulated Power—1.1%
100		Avista Corp. 7.75%, due 1/01/07	111

Other Diversified Financial Services—2.3%
120		General Electric Capital Corp. 5.45%, due 1/15/13	125
40		Household Finance Corp. 7.875%, due 3/01/07	46
55		Lehman Brothers Holdings, Inc. 4.375%, due 11/30/10	55

Regional Banks—1.0%
100		Amsouth Bank NA 4.85%, due 4/01/13	99

Soft Drinks—0.6%
55		Bottling Group, LLC 5.00%, due 11/15/13	56

Specialized Finance—3.6%
80		American Express Co. 4.875%, due 7/15/13	80
150		General Motors Acceptance Corp. 6.125%, due 9/15/06	161
90		National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	105

Thrifts & Mortgage Finance—1.8%
105		Countrywide Home Loans, Inc. 3.50%, due 12/19/05	108
65		Washington Mutual Bank Corp. 5.50%, due 1/15/13	67

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Wireless Telecommunication Services—0.6%
$ 55	Vodafone Group, plc (ADR) 5.00%, due 12/16/13	$55

TOTAL CORPORATE BONDS (cost $3,410)		3,517

COLLATERALIZED MORTGAGE OBLIGATIONS—4.1%

Commercial—0.6%
52	Asset Securitization Corp. 7.32%, due 1/13/30	54

Residential—1.4%
140	Washington Mutual, Inc. 4.10694%, due 10/25/33	138

U.S. Government Agency Obligations—2.1%
195	Freddie Mac 6.00%, due 4/15/32	204

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $400)		396

U.S. GOVERNMENT AGENCY—MORTGAGE BACKED SECURITIES—32.9%

Federal Home Loan Mortgage Corporation (FHLMC)—1.5%
139	6.50%, due 1/01/29	146

Federal National Mortgage Association (FNMA)—30.1%
399	4.816%, due 12/01/12	409
394	5.00%, due 12/01/17	402
239	5.00%, due 3/01/33	237
404	5.50%, due 9/01/17	419
355	5.50%, due 2/01/18	369
143	5.50%, due 7/01/23	146
16	6.00%, due 1/01/29	16
32	6.00%, due 9/01/29	33
142	6.00%, due 8/01/32	147
188	6.00%, due 3/01/33	194
27	6.50%, due 1/01/15	29
123	6.50%, due 7/01/29	129
36	7.00%, due 3/01/12	39
19	8.00%, due 4/01/08	21
25	8.00%, due 4/01/20	27
29	8.00%, due 2/01/29	32
23	8.00%, due 2/01/30	25
8	8.00%, due 2/01/30	9
12	8.00%, due 4/01/30	13
8	8.00%, due 7/01/30	8
11	8.00%, due 10/01/30	12
11	8.00%, due 1/01/31	12

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	www.safecofunds.com

Portfolio of Investments

Safeco Intermediate-Term Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Federal National Mortgage Association (FNMA)—(continued)
$168	8.00%, due 3/01/31	$182
5	8.00%, due 5/01/31	5
Government National Mortgage Association (GNMA)—1.3%
39	6.00%, due 8/15/13	42
9	6.00%, due 4/15/14	9
33	7.00%, due 4/15/28	36
25	7.00%, due 8/15/28	27
16	7.75%, due 11/15/29	17

TOTAL U.S. GOVERNMENT AGENCY— MORTGAGE BACKED SECURITIES (cost $3,139)		3,192

U.S. GOVERNMENT & AGENCY OBLIGATIONS—22.9%

U.S. Government Agency Obligations—4.7%
130	Federal Home Loan Bank (Unsecured Bond) 3.625%, due 11/14/08	131
65	Federal Home Loan Bank (Unsecured Bond) 3.875%, due 6/14/13	61
55	Federal Home Loan Mortgage Corp. (Unsecured Note) 3.34%, due 6/09/10	53
60	Federal Home Loan Mortgage Corp. (Unsecured Note) 3.50%, due 2/13/08	61
165	Federal Home Loan Mortgage Corp. (Unsecured Note) 4.00%, due 6/12/13	154

U.S. Treasury Notes—18.2%
43	2.625%, due 11/15/06	43
165	3.50%, due 11/15/06	170
65	4.875%, due 2/15/12	69
465	6.00%, due 8/15/09	527
310	6.50%, due 11/15/26	365
130	9.25%, due 2/15/16	187
340	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	406

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (cost $2,205)		2,227

MUNICIPAL BONDS—1.1%

Electric Utilities—1.1%
105	California State Department of Water Resources Supply Revenue 4.33%, due 5/01/06	108

TOTAL MUNICIPAL BONDS (cost $105)		108

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—3.5%

Investment Companies
$ 34	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$34
305	State Street Navigator Securities Lending Prime Portfolio **	305

TOTAL CASH EQUIVALENTS (cost $339)		339

TOTAL INVESTMENTS (cost $9,753)—102.4%		9,935

Other Assets, less Liabilities		(232)

NET ASSETS		$9,703

**	Represents invested collateral received related to $300,034 in securities on loan under securities lending agreements. See Securities Lending Income in Note 2 to the financial statements.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost of such securities is $141,385 and the total value is $141,000 or 1.5% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco California Tax-Free Income Fund

As of December 31, 2003

Stephen Bauer Mary Metastasio

How did the Fund perform?

For the year ending December 31, 2003, the Safeco California Tax-Free Income Fund underperformed the Lehman Brothers Long Municipal Bond Index.

One year ago the bond markets were looked at with a mix of fear and loathing. Prevailing opinions were that the economic recovery was only moments away and that meant that inflationary pressures would mount, the Federal Reserve would raise short-term interest rates and bond prices would plummet. Somehow that didn’t happen.

Much of the credit for a good year goes to the fourth quarter when the market rebounded by 40 basis points of the 60 it lost during the summer. This market strength was largely due to the statement by the Federal Reserve that they were not going to raise rates “for a considerable period.”

What factors impacted the Fund’s performance?

At the start of 2003, tax-exempt bonds were very cheap. Long-term municipal yields were the same as long term Treasury yields. In spite of a very heavy new issue calendar, tax-exempts outperformed Treasury bonds significantly. While both 10-year and 30-year municipal yields declined 10 to 15 basis points during the year, Treasury yields rose 25 to 40 basis points. At year-end 2003, long-term munis were still yielding a very attractive 91% of Treasuries. In 2003, California municipal bond funds again underperformed general market funds, although the margin was narrower. The average California fund returned only 4.23% for 2003, 51 basis points less than the average general market fund. This was a huge improvement from last year’s 156 basis point shortfall and there are signs that the California market has bottomed out. In the fourth quarter, Cal funds outperformed general municipal funds by 28 basis points. If the economy continues to grow as it has recently, tax revenues for the State should rebound strongly and set the stage for a recovery in the California municipal market.

What changes did you make to the Fund and why?

During 2003 the net assets of the Fund declined from $95 million to $87 million so much of the activity was centered on raising cash for redemptions. We used this as an opportunity to reduce the number of bonds with shorter call features. We reduced by $10 million the par amount of bonds callable before 2010 and all new purchases had at least 10 years of call protection. It is very important to maintain call protection to ensure the best possible total return for the Fund in a variety of interest rate environments.

We also took advantage of the market sell-off during the summer to do two tax swaps. This involves the simultaneous sale and purchase of two similar bonds for the purpose of recognizing a loss for tax purposes. The resulting loss can offset taxable capital gains from the current or a future year, thereby reducing the tax impact to shareholders.

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

Safeco California Tax-Free Income Fund

As of December 31, 2003

Stephen Bauer—Portfolio Manager

B.S.—Microbiology; University of Washington (1967), M.B.A.—Finance; University of Washington (1971)

Steve began his investment career with Safeco Asset Management as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named vice president of Safeco Insurance Companies in 1979. He was promoted to assistant treasurer of Safeco Corporation in 1984 and was named to his present position in 1995. Steve has 32 years of investment experience.

Mary Metastasio—Portfolio Manager

B.A.—Dramatic Art; Whitman College (1973), M.B.A.—Finance/Accounting; University of Washington (1980)

Mary began her investment career with Safeco Asset Management in 1985 as a securities analyst. Currently, Mary is the co-portfolio manager for the Safeco Tax-Free Money Market Fund, the Safeco Intermediate-Term Municipal Bond Fund, the Safeco California Tax-Free Income Fund and the Safeco Municipal Bond Fund. She also manages portfolios for Safeco Trust Company. Mary has a total of 18 years of investment experience, including 16 years as a portfolio manager.

Performance Overview & Highlights

Safeco California Tax-Free Income Fund

Average Annual Total Return for the periods ended December 31, 2003	With Sales Charge			Without Sales Charge
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

Safeco California Tax-Free Income Fund
Class A	0.05%	3.84%	5.25%	4.79%	4.80%	5.74%
Class B	(1.04)%	3.68%	5.26%	3.96%	4.02%	5.26%
Class C	2.97%	4.02%	5.16%	3.97%	4.02%	5.16%
Lehman Brothers Long Municipal Bond Index	N/A	N/A	N/A	6.13%	5.95%	6.40%
Lipper, Inc. (California Municipal Bond Funds)	N/A	N/A	N/A	4.23%	4.61%	5.30%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Current Yield (30-day) Class A	3.99%
Current Yield (30-day) Class B	3.44%
Current Yield (30-day) Class C	3.43%
Weighted Average Maturity	24.75 years

TOP FIVE TYPE OF BONDS	Percent of Net Assets

Hospital	17.8%
Utilities (Water)	11.6
Lease Rental	9.9
University Revenue	9.4
Utilities (Electric)	7.4

TOP FIVE HOLDINGS	Percent of Net Assets

Alameda Corridor Transportation Authority Revenue	5.7%
Duarte California Certificates of Participation (City of Hope Medical Center)	5.5
California Health Facilities Financing Authority Health Facility Health Facility Revenue (Cedars Sinai Medical Center)	5.5
San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	5.1
State of California General Obligation Bonds	4.8

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco California Tax-Free Income Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MUNICIPAL BONDS*—97.7%
$5,000	Alameda Corridor Transportation Authority Revenue 4.75%, due 10/01/25 [MBIA]	$5,014
2,000	California Health Facilities Financing Authority Revenue (Adventist Health System) 5.00%, due 3/01/33	1,906
4,500	California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center) 6.25%, due 12/01/34	4,785
2,990	California State Department of Water Resources Power Supply Revenue 5.25%, due 5/01/20	3,118
3,000	California State University Fresno Association Revenue 6.00%, due 7/01/26	3,111
2,000	California State University Fresno Association Revenue 6.00%, due 7/01/31	2,079
2,645	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	2,648
1,475	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	1,476
4,000	Central California Joint Powers Health Finance Authority 6.00%, due 2/01/30	4,069
20	Concord Redevelopment Agency Tax Allocation Central Concord Redevelopment Project 8.00%, due 7/01/18 [BIG]	21
1,000	Contra Costa Water District Water Revenue 4.50%, due 10/01/27 [FSA]	980
5,000	Duarte California Certificates of Participation City of Hope Medical Center 5.25%, due 4/01/31	4,839
2,100	Fresno Joint Powers Financing Authority Lease Revenue Exhibition Hall Expansion Project 4.75%, due 9/01/28 [AMBAC]	2,102
2,000	Los Angeles California Unifed School District 5.00%, due 1/01/28 [MBIA]	2,056
2,000	Los Angeles California Wastewater System Revenue 5.00%, due 6/01/29 [FGIC]	2,050

PRINCIPAL AMOUNT (000’s)			Value (000’s)

$1,200	†	Los Angeles Convention and Exhibition Center Authority Certificates of Participation 9.00%, due 12/01/20 (Prerefunded 12/01/05 @ 100)	$1,370
3,000		Los Angeles County California Certificates of Participation (Disney Parking Refund Project) 4.75%, due 3/01/23 [AMBAC]	3,028
2,450		Los Angeles Department of Water and Power Waterworks Revenue 4.25%, due 10/15/34 [MBIA]	2,280
3,585		Metropolitan Water District of Southern California Waterworks Revenue 5.00%, due 7/01/37	3,636
1,180		Pomona Unified School District General Obligation 6.55%, due 8/01/29 [MBIA]	1,491
4,195		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	4,185
705	†	Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23 (Prerefunded 1/01/04 @ 102)	719
1,000		Sacramento City Financing Authority Revenue 5.00%, due 12/01/32 [AMBAC]	1,020
2,500		Sacramento City Unified School District General Obligation 4.75%, due 7/01/29 [FGIC]	2,502
2,500		San Bernardino County Certificates of Participation (Medical Center Financing Project) 5.50%, due 8/01/24	2,530
5,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	4,494
2,600		San Jose Airport Revenue 5.00%, due 3/01/31 [FGIC]	2,637
3,000		San Jose Redevelopment Agency (Merged Area Redevelopment Project Tax Allocation) 4.75%, due 8/01/22	3,002
1,335		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	1,338

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco California Tax-Free Income Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

$2,000	Southern California Public Power Authority Power Project Revenue (Magnolia Power Project) 5.00%, due 7/01/33 [AMBAC]	$2,051
4,500	State of California General Obligation Bonds 4.75%, due 4/01/29	4,211
3,000	University of California Revenue 5.00%, due 5/15/36 [AMBAC]	3,075
1,750	West Kern County Water District Certificates of Participation 5.625%, due 6/01/31	1,789

TOTAL MUNICIPAL BONDS (cost $78,879)		85,612

CASH EQUIVALENTS—0.9%
737	SEI Tax-Exempt Institutional Tax-Free Portfolio	737

TOTAL CASH EQUIVALENTS (cost $737)		737

TOTAL INVESTMENTS ($79,616)—98.6%		86,349

Other Assets, less Liabilities		1,245

NET ASSETS		$87,594

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the net assets they guarantee at the period end are as follows:

Municipal Bond Investors Assurance Corp. [MBIA]	17.1%
Financial Guaranty Insurance Corp. [FGIC]	8.2
AMBAC Indemnity Corp. [AMBAC]	12.9
Financial Security Assurance, Inc. [FSA]	1.1

39.3%

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

Safeco Municipal Bond Fund

As of December 31, 2003

Stephen Bauer Mary Metastasio

How did the Fund perform?

The Safeco Municipal Bond Fund underperformed the Lehman Brothers Long Municipal Bond Index for the year ending December 31, 2003.

One year ago the bond markets were looked at with a mix of fear and loathing. Prevailing opinions were that the economic recovery was only moments away and that meant that inflationary pressures would mount, the Federal Reserve would raise short-term interest rates and bond prices would plummet. Somehow that didn’t happen.

Much of the credit for a good year goes to the fourth quarter when the market rebounded by 40 basis points of the 60 it lost during the summer. This market strength was largely due to the statement by the Federal Reserve that they were not going to raise rates “for a considerable period”.

What factors impacted the Fund’s performance?

At the start of 2003, tax-exempt bonds were very cheap. Long-term municipal yields were the same as long-term Treasury yields. In spite of a very heavy new issue calendar, tax-exempts outperformed Treasury bonds significantly. While both 10-year and 30-year municipal yields declined 10 to 15 basis points during the year, Treasury yields rose 25 to 40 basis points. At year-end 2003, long-term munis were still yielding a very attractive 91% of Treasuries.

In an unchanging market, income is king. During 2003, the Safeco Municipal Bond Fund added to its holdings of uninsured bonds, thereby adding significant yield. Although the Fund is still dominated by AAA-rated holdings (48%), the judicious addition of A-rated and BBB-rated issues can enhance the yield of the Fund while limiting risk through diversification. During the year we added $40 million of these bonds which on average yielded 50 basis points more than insured bonds. Although these bonds are called medium grade by the rating agencies, their long term credit history is excellent.

What changes did you make to the Fund and why?

A major factor during all of 2003 was California. Because of its fiscal troubles, the state saw its bonds downgraded repeatedly and subsequently traded much cheaper than ever before. Although affected only slightly by the fiscal problems of the state, local issuers found that their bonds traded more cheaply than before because of the state’s problems. We feel strongly that the state of California will survive its crisis and return to its previous highly-rated status. At that time its bonds will once again trade at yields at or below those of other state issuers. We feel this is an important opportunity to add yield to the Fund while simultaneously providing the ability to outperform the market in the years ahead. At the end of 2003 the Muni Bond Fund held $118 million (20.5% of net assets) in bonds from the state of California compared to $52 million (9.0%) at the start of the year.

Report From the Fund Managers

Safeco Municipal Bond Fund

As of December 31, 2003

As mentioned above, we also increased the Fund’s commitment to medium-grade securities, many of them in the state of California. This category included California general obligation bonds: Adventist Hospital, Puerto Rico Electric Authority and Golden State Tobacco bonds.

Stephen Bauer—Portfolio Manager

B.S.—Microbiology; University of Washington (1967), M.B.A.—Finance; University of Washington (1971)

Steve began his investment career with Safeco Asset Management as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named vice president of Safeco Insurance Companies in 1979. He was promoted to assistant treasurer of Safeco Corporation in 1984 and was named to his present position in 1995. Steve has 32 years of investment experience.

Mary Metastasio—Portfolio Manager

B.A.—Dramatic Art; Whitman College (1973), M.B.A.—Finance/Accounting; University of Washington (1980)

Mary began her investment career with Safeco Asset Management in 1985 as a securities analyst. Currently, Mary is the co-portfolio manager for the Safeco Tax-Free Money Market Fund, the Safeco Intermediate-Term Municipal Bond Fund, the Safeco Municipal Bond Fund and the Safeco California Tax-Free Income Fund. She also manages portfolios for Safeco Trust Company. Mary has a total of 18 years of investment experience, including 16 years as a portfolio manager.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

Safeco Municipal Bond Fund

Average Annual Total Return for the periods ended December 31, 2003	With Sales Charge			Without Sales Charge
	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

Safeco Municipal Bond Fund
Class A	0.91%	4.38%	5.20%	5.66%	5.34%	5.68%
Class B	(0.07)%	4.21%	5.23%	4.93%	4.55%	5.23%
Class C	3.89%	4.54%	5.13%	4.89%	4.54%	5.13%
Lehman Brothers Long Municipal Bond Index	N/A	N/A	N/A	6.13%	5.95%	6.40%
Lipper, Inc. (General Municipal Bond Funds)	N/A	N/A	N/A	4.76%	4.53%	4.99%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Current Yield (30-day) Class A	3.56%
Current Yield (30-day) Class B	2.92%
Current Yield (30-day) Class C	2.78%
Weighted Average Maturity	22.74 years

TOP FIVE HOLDINGS	Percent of Net Assets

San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	3.9%
Indiana State Development Finance Authority Environmental Revenue	3.6
Massachusetts State Housing Finance Agency (Series B)	3.6
Los Angeles California Unified School District	2.7
West Virginia State Hospital Finance Authority (Charleston Area Medical Center)	2.6

TOP FIVE STATES	Percent of Net Assets

California	20.5%
Texas	7.5
Illinois	6.8
New York	5.6
Massachusetts	5.5
CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Municipal Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS*—95.4%

Alabama—1.0%
$ 1,590		Alabama State University Revenue (General Tuition & Fee) 5.25%, due 3/01/28	$1,663
3,855	†	Jefferson County Sewer Revenue 4.75%, due 2/01/38 [FGIC] (Prerefunded 8/01/12 @ 100)	4,281

Alaska—0.9%
5,000		Alaska Housing Finance Corp. 5.00%, due 12/01/39	5,045

Arizona—2.3%
7,800		Phoenix Civic Improvement Corp. Wastewater System Lease Revenue 4.75%, due 7/01/23	7,840
5,000		Scottsdale Industrial Development Authority Hospital Revenue 5.80%, due 12/01/31	5,203

California—20.5%
4,000		California Health Facilities Financing Authority Revenue (Adventist Health System) 5.00%, due 3/01/33	3,813
8,000		California Infrastructure & Economic Development Bank Revenue (Bay Area Toll Bridge) 5.00%, due 7/01/36 [AMBAC]	8,221
15,020		Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue 5.50%, due 6/01/43	14,623
15,000		Los Angeles California Unified School District 5.00%, due 1/01/28 [MBIA]	15,421
3,550	†	Northern California Power Agency Geothermal Project Revenue 5.00%, due 7/01/09 (Prerefunded 7/01/08 @ 100)	3,892
11,995		Pittsburg Redevelopment Agency Los Medanos Community Development Project Tax Allocation 5.80%, due 8/01/34 [FSA]	13,338
1,715		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	1,711
285	†	Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23 (Prerefunded 1/01/04 @ 102)	291

PRINCIPAL AMOUNT (000’s)			Value (000’s)

California—(continued)
$ 7,010		San Joaquin County Public Facilities Financing Corp. Certificates of Participation Capital Facilities Project 4.75%, due 11/15/19 [MBIA]	$7,072
25,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	22,469
3,165		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	3,172
5,000		State of California General Obligation Bonds 5.00%, due 11/01/30	5,091
7,500		State of California General Obligation Bonds 5.00%, due 2/01/32	7,293
5,000		University of California Revenue 5.00%, due 5/15/28 [AMBAC]	5,140
6,000		University of California Revenue 5.00%, due 5/15/33 [AMBAC]	6,150

Colorado—3.2%
13,000		Colorado Springs Hospital Revenue 6.375%, due 12/15/30	14,017
4,000		University of Colorado Hospital Authority Revenue 5.60%, due 11/15/31	4,066

Florida—3.2%
8,000		Escambia County Health Facilities Authority Revenue (Ascenson Health Credit Group) 5.25%, due 11/15/32	8,078
2,750		Mid-Bay Bridge Authority Revenue 6.05%, due 10/01/22	2,865
7,500		Tallahassee Florida Health Facilities Revenue (Tallahassee Memorial Healthcare, Inc.) 6.375%, due 12/01/30	7,270

Georgia—1.2%
6,750	†	Atlanta Water and Sewage Revenue 4.50%, due 1/01/18 (Prerefunded 1/01/04 @ 100)	6,750

Illinois—6.8%
9,000		Chicago General Obligation 5.50%, due 1/01/35 [FGIC]	9,589
2,000		Chicago Illinois Sales Tax Revenue 5.375%, due 1/01/27 [FGIC]	2,085

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	www.safecofunds.com

Portfolio of Investments

Safeco Municipal Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Illinois—(continued)
$10,000		Illinois Educational Facilities Authority Student Housing Revenue 6.25%, due 5/01/30	$10,283
10,000		Metropolitan Pier and Exposition Authority Dedicated State Tax McCormick Place Expansion Project 5.25%, due 6/15/42 [MBIA]	10,410
5,000	†	Metropolitan Pier and Exposition Authority McCormick Place Convention Complex Hospitality Facilities Revenue 7.00%, due 7/01/26 (Escrowed to Maturity)	6,644

Indiana—5.2%
20,550		Indiana State Development Finance Authority Environmental Revenue 5.60%, due 12/01/32	20,559
6,450	†	Indianapolis Gas Utility System Revenue 4.00%, due 6/01/11 [FGIC] (Escrowed to Maturity)	6,875
2,500		St. Joseph County Hospital Health System Revenue 4.50%, due 8/15/18 [MBIA]	2,519

Iowa—0.0%
250		Marshalltown Pollution Control Revenue (Iowa Electric Light and Power Co. Project) 5.50%, due 11/01/23 [MBIA]	256

Kentucky—0.4%
2,000		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.625%, due 10/01/28	2,095

Maryland—2.6%
3,400	†	Baltimore Project and Revenue Prerefunded (Water Projects) 5.00%, due 7/01/24 [FGIC] (Escrow to Maturity)	3,636
1,725		Baltimore Project and Revenue Unrefunded (Water Projects) 5.00%, due 7/01/24 [FGIC]	1,850
5,000		Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 4.75%, due 7/01/23 [FGIC]	5,007

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Maryland—(continued)
$ 4,000	Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 6.75%, due 7/01/30	$4,553

Massachusetts—5.5%
5,250	Massachusetts Bay Transportation Authority System Revenue 4.50%, due 3/01/26 [MBIA]	5,044
5,740	Massachusetts Housing Finance Agency Housing Revenue 6.20%, due 7/01/38 [AMBAC]	6,016
20,000	Massachusetts State Housing Finance Agency (Series B) 5.40%, due 12/01/28 [MBIA]	20,529

Michigan—2.0%
4,250	Detroit Water Supply System Revenue 4.75%, due 7/01/19 [FGIC]	4,309
5,000	Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) 5.25%, due 11/15/26	5,072
1,000	North Muskegon Michigan Public School District General Obligation 5.25%, due 5/01/28	1,048
1,210	North Muskegon Michigan Public School District General Obligation 5.25%, due 5/01/33	1,265

Minnesota—0.9%
5,000	Minneapolis Health Care System Revenue (Allina Health) 5.75%, due 11/15/32	5,238

Mississippi—1.0%
5,500	Harrison County Wastewater Management and Solid Waste Revenue 4.75%, due 2/01/27 [FGIC]	5,530

Missouri—0.7%
3,000	Missouri Health and Education Facilities Authority Educational Facilities Revenue 4.75%, due 11/15/37	2,996
1,000	Missouri State Health and Education Facilities Authority Revenue (SSM Healthcare) 5.25%, due 6/01/28 [AMBAC]	1,045

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Municipal Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

New Mexico—0.4%
$ 2,130		Farmington Collateralized Pollution Control Revenue (Tucson Gas and Electric Co.) 6.10%, due 1/01/08	$2,133

New York—5.6%
900		Long Island Power Authority Electric System Revenue 5.125%, due 12/01/22 [FSA]	942
3,820		Metropolitan Transportation Authority New York Dedicated Tax Fund 4.75%, due 4/01/28 [FGIC]	4,230
5,500		New York Dormitory Authority State University Educational Facilities Revenue 5.25%, due 5/15/15	6,142
2,975		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11	3,596
1,425	†	New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11 (Prerefunded 5/15/09 @ 100)	1,787
5,250		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/13	6,804
6,050		Port Authority New York & New Jersey Consolidated Revenue 4.375%, due 10/01/33 [FGIC]	5,842
3,000		Triborough Bridge and Tunnel Authority Revenue 5.00%, due 11/15/32	3,056

North Carolina—2.3%
12,000		North Carolina Eastern Municipal Power Agency Power System Revenue 6.00%, due 1/01/22	13,247

North Dakota—0.6%
3,000		Grand Forks North Dakota Health Care System Revenue (Altru Health System) 7.125%, due 8/15/24	3,275

Oklahoma—1.2%
5,590		McGee Creek Authority Water Revenue 6.00%, due 1/01/23 [MBIA]	6,783

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Pennsylvania—1.8%
$ 5,000		Pennsylvania State Higher Educational Facilities Authority Revenue (UPMC Health System) 6.00%, due 1/15/31	$5,298
5,000		Southeastern Pennsylvania Transportation Authority (Series A) 4.75%, due 3/01/29 [FGIC]	5,027

Puerto Rico—0.9%
5,000		Puerto Rico Electric Power Authority Power Revenue 5.125%, due 7/01/29	5,143

South Carolina—4.2%
15,000		Piedmont Municipal Power Agency South Carolina Electric Revenue 5.25%, due 1/01/21	14,749
7,500	†	South Carolina Jobs—Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 7.375%, due 12/15/21 (Prerefunded 12/15/10 @ 102)	9,588

Tennessee—1.3%
7,000		Greenville County Building Equity General Obligation 5.50%, due 12/01/28	7,378

Texas—7.5%
3,750		Austin Combined Utility Revenue 4.25%, due 5/15/28 [MBIA]	3,502
10,000		Austin Combined Utility System Revenue 12.50%, due 11/15/07 [MBIA]	13,616
3,000		Houston Independent School District General Obligation 4.75%, due 2/15/22 [PSF]	3,035
13,300		Hurst-Euless-Bedford Texas Independed School District General Obligation Unlimited Tax Refund 4.50%, due 8/15/25 [PSF]	12,995
10	†	Lower Colorado River Authority Junior Lien Revenue 5.625%, due 1/01/17 [FSA] (Prerefunded 1/01/15 @ 100)	12
5,350		North East Texas School District General Obligation 4.50%, due 10/01/28 [PSF]	5,150
4,500		San Antonio Electric & Gas Revenue 4.50%, due 2/01/21	4,494

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Municipal Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Utah—0.8%
$ 4,635		Weber County Utah Hospital Revenue (IHC Health Services) 5.00%, due 8/15/30 [AMBAC]	$4,717

Virginia—2.8%
2,500		Loudoun County Sanitation Authority Water and Sewer Revenue 4.75%, due 1/01/30 [MBIA]	2,519
2,500		Richmond Public Utility Revenue 5.00%, due 1/15/33 [FSA]	2,560
7,000		Virginia Housing Development Authority 4.95%, due 1/01/43	7,068
3,500		Virginia Public School Authority 5.00%, due 8/01/20	3,694

Washington—5.4%
700		CDP-King County III Lease Revenue (King Street Center Project) 5.25%, due 6/01/26 [MBIA]	721
5,055		Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18	6,148
2,200	†	Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18 (Prerefunded 9/01/06 @ 106)	2,725
2,500		King County Housing Authority Pooled Housing Revenue 6.80%, due 3/01/26	2,591
2,255		King County Public Hospital District #1 Hospital Facilities Revenue (Valley Medical Center) 5.50%, due 9/01/17 [AMBAC]	2,266
3,100		Seattle Housing Authority Low Income Housing Revenue (Mt. Zion Project) 6.60%, due 8/20/38	3,406
6,290		Vancouver Washington Housing Authority Revenue (Springbrook Square) 5.65%, due 3/01/31	6,004
7,000		Washington State General Obligation 4.50%, due 7/01/23 [FSA]	6,902

PRINCIPAL AMOUNT (000’s)			Value (000’s)

West Virginia—3.2%
$ 2,945		West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30	$3,217
12,055	†	West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30 (Prerefunded 9/01/10 @101)	14,952

TOTAL MUNICIPAL BONDS (cost $488,793)			546,542

CASH EQUIVALENTS—3.2%
18,549		Federated Tax-Free Obligation Fund—Institutional Shares	18,549

TOTAL CASH EQUIVALENTS (cost $18,549)			18,549

TOTAL INVESTMENTS (cost $507,342)—98.6%			565,091

Other Assets, less Liabilities			7,993

NET ASSETS			$573,084

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the net assets they guarantee at the period end are as follows:

AMBAC Indemnity Corp. [AMBAC]	5.8%
Financial Guaranty Insurance Corp. [FGIC]	10.2
Financial Security Assurance, Inc. [FSA]	4.1
Municipal Bond Investors Assurance Corp. [MBIA]	15.4
Texas Permanent School Fund [PSF]	3.7

39.2%

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

Safeco Intermediate-Term Municipal Bond Fund

As of December 31, 2003

Mary Metastasio Stephen Bauer

How did the Fund perform?

For the year ending December 31, 2003, the Safeco Intermediate-Term Municipal Bond Fund underperformed its benchmark index, the Lehman 7-year Municipal Bond Index. This index is a point of reference—a very useful one—but something that cannot be replicated in the real world. It is made up of 5,449 issues, and has no expenses.

What factors impacted the Fund’s performance?

The intermediate municipal bond market was very strong during 2003. It moved steadily up during the first half of the year, fell in July, and then moved up again through the end of the year. The yield on the Lehman 7-year Municipal Bond Index finished the year about 19 basis points lower than it started, reflecting this improvement.

What changes did you make to the Fund and why?

We made no major changes to the Fund during the past 12 months. We like to maintain an average maturity of the Fund at about seven years, and at year-end, we were at 7.12 years. With that in mind, we seek to make the best trades we can by taking advantage of relative values in certain states and sectors of the markets. Buying low and selling high is not reserved for the equity market.

During the past 12 months, we found there to be value in the California market. The state’s general obligation bonds have traded very cheaply, and other issues in California were at times dragged down with the state’s credit. We bought bonds issued by both the state and by the Los Angeles School District for the portfolio. We also bought two hospital issues during the year: Escambia County, Florida (Ascension Health) and South Carolina Jobs Economic Development (Palmetto Health). The hospital market tends to trade cheaply and can present some opportunities for the careful shopper. Other purchases during the year were in the utility sector, where we bought issues backed by the corporate utilities PacifiCorp and PG&E, as well as North Carolina Eastern Municipal Power, a municipal credit.

We sold bonds issued by the District of Columbia for George Washington University, Cypress-Fairbanks, Texas Independent School District, the Alaska State Housing Finance Corporation, and some Chicago, Illinois revenue bonds for O’Hare Airport.

Mary Metastasio—Portfolio Manager

B.A.—Dramatic Art; Whitman College (1973), M.B.A.—Finance/Accounting; University of Washington (1980)

Mary began her investment career with Safeco Asset Management in 1985 as a securities analyst. Currently, Mary is the co-portfolio manager for the Safeco Tax-Free Money Market Fund, the Safeco Intermediate-Term Municipal Bond Fund, the Safeco California Tax-Free Income Fund and the Safeco Municipal Bond Fund. She also manages portfolios for Safeco Trust Company. Mary has a total of 18 years of investment experience, including 16 years as a portfolio manager.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

Safeco Intermediate-Term Municipal Bond Fund

As of December 31, 2003

Stephen Bauer—Portfolio Manager

B.S.—Microbiology; University of Washington (1967), M.B.A.—Finance; University of Washington (1971)

Steve began his investment career with Safeco Asset Management as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named vice president of Safeco Insurance Companies in 1979. He was promoted to assistant treasurer of Safeco Corporation in 1984 and was named to his present position in 1995. Steve has 32 years of investment experience.

Performance Overview & Highlights

Safeco Intermediate-Term Municipal Bond Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

Safeco Intermediate-Term Municipal Bond Fund
Class A	0.94%	4.12%	4.57%	4.58%	4.87%	4.94%
Class B	(0.11)%	4.56%	4.87%	3.89%	4.73%	4.87%
Class C	2.89%	4.73%	4.87%	3.89%	4.73%	4.87%
Lehman Brothers 7-Year Municipal Bond Index	N/A	N/A	N/A	5.45%	5.92%	5.86%
Lipper, Inc. (Intermediate Municipal Bond Funds)	N/A	N/A	N/A	4.01%	4.87%	5.08%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Current Yield (30-day) Class A	2.59%
Current Yield (30-day) Class B	1.97%
Current Yield (30-day) Class C	1.99%
Weighted Average Maturity	7.12 years

TOP FIVE HOLDINGS	Percent of Net Assets

New York State Housing Finance Agency Health Facilities Revenue	4.3%
Tempe Arizona Unified High School District #213 General Obligation	3.8
Ohio State Building Authority Adult Correction	3.4
Michigan State Trunk Line Revenue	3.4
Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation	3.4

TOP FIVE STATES	Percent of Net Assets

Washington	12.0%
Illinois	11.8
New York	11.0
Texas	10.2
South Carolina	6.5

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

Safeco Intermediate-Term Municipal Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS*—98.2%

Alabama—3.3%
$500		Southeast Alabama Gas District System Revenue (Series A) 5.30%, due 6/01/12 [AMBAC]	$562

Arizona—3.8%
600		Tempe Arizona Unified High School District #213 General Obligation 4.50%, due 7/01/11 [FGIC]	642

California—5.4%
300		Los Angeles California Unified School District Unlimited General Obligation 4.50%, due 7/01/10 [FSA]	329
285	†	Sacramento Municipal Utility District Electric Revenue (Series A) 5.50%, due 2/01/11 (Escrowed to Maturity)	319
250		State of California General Obligation Bonds 5.00%, due 11/01/13	267

Florida—3.3%
500		Escambia County Health Facilities Authority Revenue (Ascenson Health Credit Group) 5.25%, due 11/15/11	551

Illinois—11.8%
500	†	Chicago Illinois Metropolitan Water Reclamation District of Greater Chicago General Obligation 5.25%, due 12/01/10 (Escrowed to Maturity)	575
500		Chicago Tax Increment Jr Lein South Redevelopment Revenue 5.00%, due 11/15/10 [ACA]	539
500		Illinois Educational Facilities Authority Student Housing Revenue (Educational Advancement Fund) 5.50%, due 5/01/12	521
350		Joliet Waterworks and Sewage Revenue 7.00%, due 1/01/05 [FGIC]	359

Kentucky—3.2%
500		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.25%, due 10/01/12	533

Maine—2.0%
300		Maine Municipal Bond Bank 5.00%, due 11/01/09 [FSA]	333

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Massachusetts—2.7%
$400		Massachusetts Water Resources Authority General Revenue 5.25%, due 12/01/08	$450

Michigan—6.1%
500		Michigan State Trunk Line Revenue 5.50%, due 11/01/10 [FSA]	578
400		Wayne Charter County Airport Revenue (Series C) 5.00%, due 12/01/12 [FGIC]	444

Montana—3.1%
500		Forsyth Pollution Control Revenue 5.20%, due 5/01/33	517

New York—11.0%
500		Metropolitan Transportation Authority New York State Service Contract 5.50%, due 7/01/14	571
700		New York State Housing Finance Agency Health Facilities Revenue 6.375%, due 11/01/04	730
500		New York Urban Development Corp. Correctional and Youth Facilities Revenue 5.00%, due 1/01/17	543

North Carolina—3.3%
500		North Carolina Eastern Municipal Power Agency Power System Revenue 5.50%, due 1/01/14	549

Ohio—3.4%
500		Ohio State Building Authority Adult Correction 5.50%, due 10/01/11 [FSA]	581

Oklahoma—0.8%
130	†	Oklahoma Industries Authority Health Facilities Revenue (Sisters of Mercy Health System, St. Louis, Inc.) 5.20%, due 6/01/05 (Escrowed to Maturity)	134

Pennsylvania—3.3%
500		Philadelphia Parking Authority Airport Parking Revenue 4.875%, due 9/01/09 [FSA]	557

South Carolina—6.5%
500		Greenville County School District Installment Purchase Revenue 5.50%, due 12/01/12	565

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

Safeco Intermediate-Term Municipal Bond Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

South Carolina—(continued)
$500	South Carolina Jobs Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 6.00%, due 8/01/13	$526

Texas—10.2%
250	Austin Combined Utility Systems Revenue 5.80%, due 11/15/06	276
500	Sam Rayburn Municipal Power Agency 5.00%, due 10/01/09	551
300	San Felipe Del Rio Texas Independent School District Unlimited General Obligation 5.00%, due 8/15/12 [PSF]	332
500	Tomball Independent School District General Obligation 5.00%, due 2/15/11 [PSF]	560

Washington—12.0%
360	King County Housing Authority Pooled Housing Revenue 4.70%, due 7/01/08	379
485	King County School District #415 (Kent) Unlimited General Obligation 5.50%, due 6/01/13 [FSA]	560
500	Renton Water and Sewer Revenue 4.40%, due 12/01/15 [FSA]	522
500	Seattle Library Facilities Unlimited General Obligation (Series A) 5.375%, due 12/01/10	565

Wyoming—3.0%
500	Lincoln County Pollution Control Revenue 3.40%, due 1/01/16	497

TOTAL MUNICIPAL BONDS (cost $15,485)		16,517

CASH EQUIVALENTS—0.9%
152	Federated Tax-Exempt Money Market Fund, Inc.	152

TOTAL CASH EQUIVALENTS (cost $152)		152

TOTAL INVESTMENTS (cost $15,637)—99.1%		16,669

Other Assets, less Liabilities		148

NET ASSETS		$16,817

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of net assets they guarantee at the period end are as follows:

Financial Guaranty Insurance Corp. [FGIC]	8.6%
Financial Security Assurance, Inc. [FSA]	20.6
American Capital Access Corp. [ACA]	3.2
AMBAC Indemnity Corp. [AMBAC]	3.4
Texas Permanent School Fund [PSF]	5.3

41.1%

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From The Fund Managers

Safeco Money Market Fund

As of December 31, 2003

Lesley Fox Cathleen Beauchamp

How did the Fund perform?

For the year ending December 31, 2003, the Safeco Money Market Fund performed better than the average of its Lipper peers. It also outperformed its Lipper peers for the five-year period. The ten-year performance is in line with the benchmark.

What factors impacted the Fund’s performance?

Mid-year, The Federal Reserve Bank’s Open Market Committee (FOMC) lowered the Federal Funds rate to 1.00%. Statements from its most recent meetings indicated that the rate may remain at this forty-year low for a long time, using the term “considerable period” to describe the likely timeline for keeping the rate stable.

The main reason the Fund outperformed the Lipper peer group index is that the Fund holds longer-term corporate bonds purchased at higher yields than currently available in the bond market. Also contributing to the superior returns were the Fund’s holdings of floating-rate notes that reset based on London Inter-Bank Offer Rates (LIBOR), which remain at higher levels than other available money market securities.

What changes did you make to the Fund and why?

Our long-term strategy is to purchase one-year paper when the yields are attractive. Because rates on one-year paper remained relatively low, we have moved to a strategy of “buying on dips”, meaning that we buy paper when the prices temporarily drop. Although we still find the rates relatively unattractive in the one-year area, they still are somewhat higher than short-term commercial paper. Also, the average maturity of the Fund tends to become too short if we don’t purchase any longer paper. With the remaining available cash, we continue to search for the best short-term yield opportunities in floating or fixed rate securities. As always, credit risk in the Fund is managed very conservatively.

Toward the end of the year, we purchased a weekly reset floating rate note with the backing of a bank letter of credit at a very attractive rate. We reduced our allocation of commercial paper from 49% at the end of the third quarter to 35% at the end of the fourth quarter. Commercial paper remains one of the lowest-yielding assets in the prime money markets. With the money from maturing commercial paper we purchased mostly short corporate bonds.

Lesley Fox—Portfolio Manager

B.S.—Finance; University of Utah (1988), M.B.A.—Finance; George Washington University (1992)

Lesley joined Safeco Asset Management in 2000 as a portfolio manager for the Safeco Money Market Fund and Safeco RST Money Market Portfolio. She is also part of the team that manages the Safeco Intermediate-Term U.S. Government Fund. She spent the previous five years managing $3.5 billion in short-term funds for King County. She began her investment career at the Student Loan Marketing Association (SALLIE MAE) in 1989. Lesley has 14 years of investment experience.

Report From the Fund Managers

Safeco Money Market Fund

As of December 31, 2003

Cathleen Beauchamp, CFA—Portfolio Manager/Taxable Fixed Income Analyst

B.S.—Nutrition; Washington State University (1983), M.B.A.—Finance & Decision Sciences; Seattle University (1989) Chartered Financial Analyst designation received (1999)

Cathleen co-manages the Safeco Money Market Fund and the Safeco RST Money Market Portfolio. She has been with Safeco for 13 years, joining the company’s Life Controllers department in 1990. In 1998, she joined Safeco Asset Management as a fixed-income analyst covering banks, finance, brokers, cable and media. She has 5 years of investment experience.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview & Highlights

Safeco Money Market Fund

Average Annual Total Return for the periods ended December 31, 2003	1 Year	5 Year	10 Year

Safeco Money Market Fund
Class A	0.55%	3.20%	3.95%
Class B	0.55%	3.21%	3.93%
Class C	0.55%	3.20%	3.93%
Lipper, Inc. (Money Market Funds)	0.44%	3.02%	3.95%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Different share classes of mutual funds differ in their performance returns, and in how those returns compare to the Fund’s benchmark index.

Weighted Average Maturity	49 Days	7 Day Yield Classes A, B and C	0.40%

Portfolio of Investments

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

COMMERCIAL PAPER—35.4%

Consumer Finance—14.3%
$16,000	American Express Credit Corp. 1.06%, due 2/02/04	$15,985
2,250	Cooperative Association of Tractor Dealers 1.10%, due 2/06/04	2,248
5,100	Cooperative Association of Tractor Dealers 1.18%, due 3/11/04	5,088
800	Cooperative Association of Tractor Dealers 1.20%, due 3/01/04	798
800	Cooperative Association of Tractor Dealers 1.20%, due 3/05/04	798
3,400	Cooperative Association of Tractor Dealers 1.20%, due 4/26/04	3,387
5,000	Cooperative Association of Tractor Dealers 1.20%, due 5/04/04	4,979
17,900	Moat Fundings, LLC 1.08%, due 1/23/04	17,888

Diversified Banks—4.8%
17,000	Dexia Delaware LLC 1.06%, due 1/27/04	16,987

Investment Banking & Brokerage—2.8%
10,000	Merrill Lynch & Co., Inc. 1.04%, due 1/30/04	9,992

Other Diversified Financial Services—6.4%
6,000	General Electric Capital Corp. 1.08%, due 1/15/04	5,997

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Other Diversified Financial Services—(continued)
$10,000	General Electric Capital Corp. 1.09%, due 1/06/04	$9,999
7,000	Receivables Capital Corp. 1.08%, due 1/21/04	6,996

Regional Banks—3.3%
12,000	Toronto Dominion Holdings, Inc. 1.08%, due 1/27/04	11,991

Specialized Finance—1.0%
3,492	National Rural Utilities Cooperative Finance Corp. 1.07%, due 1/21/04	3,490

Thrifts & Mortgage Finance—2.8%
10,000	Countrywide Home Loans, Inc. 1.12%, due 1/20/04	9,994

TOTAL COMMERCIAL PAPER (cost $126,617)		126,617

CORPORATE BONDS—37.8%

Brewers—0.9%
3,150	New Belgium Brewery Co. 1.40%, due 7/01/15 Put Date 1/02/04	3,150

Diversified Banks—4.9%
3,500	Banc One Corp. 7.25%, due 8/15/04	3,624
4,373	Bank of America Corp. 5.75%, due 3/01/04	4,404
2,497	Bank of America Corp. 7.625%, due 6/15/04	2,568
4,770	Key Bank 5.80%, due 4/01/04	4,824

Portfolio of Investments

Safeco Money Market Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Diversified Banks—(continued)
$ 1,680		Nationsbank Corp. 6.125%, due 7/15/04	$1,724
550		Nationsbank Corp. 7.75%, due 8/15/04	572

General Merchandise Stores—0.5%
2,100		Racetrac Capital, LLC 1.12%, due 4/01/18 Put Date 1/07/04	2,100

Health Care Facilities—2.3%
8,200		ACTS Retirement-Life Communities, Inc. 1.17%, due 11/15/29 Put Date 1/02/04	8,200

Hotels, Resorts & Cruise Lines—0.7%
2,565		Smuggler’s Notch Management Co. 1.19%, due 9/01/15 Put Date 1/02/04	2,565

Investment Banking & Brokerage—16.1%
8,000	#	Goldman Sachs Group, LP (144A) 1.40%, due 1/11/05 Put Date 1/15/04 (cost $8,000,000)	8,000
705		J.P. Morgan & Co., Inc. 7.625%, due 9/15/04	735
18,710		Lehman Brothers Holdings, Inc. 6.625%, due 4/01/04	18,958
5,500		Merrill Lynch & Co., Inc. 5.55%, due 5/21/04	5,591
1,503		Merrill Lynch & Co., Inc. 6.00%, due 11/15/04	1,561
21,142		Morgan Stanley Dean Witter Co. 5.625%, due 1/20/04	21,189
1,513		Salomon Smith Barney Holdings, Inc. 7.00%, due 3/15/04	1,531

Other Diversified Financial Services—1.1%
725		American Express Co. 6.75%, due 6/23/04	744
1,100		Commercial Credit Co. 6.50%, due 8/01/04	1,133
1,000		General Electric Capital Corp. 1.27%, due 4/22/04	1,000
1,000		General Electric Capital Corp. 1.36063%, due 10/25/04	1,001

Real Estate Management & Development—3.8%
8,075		Loft Quest, LLC 1.25%, due 6/01/27 Put Date 1/02/04	8,075

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Real Estate Management & Development—(continued)
$ 5,500	SF Tarns, LLC 1.24%, due 1/01/28 Put date 1/02/04	$5,500

Specialized Finance—2.1%
7,375	International Lease Finance Corp. 5.25%, due 5/03/04	7,465

Thrifts & Mortgage Finance—5.4%
15,400	Abbey National, plc 8.20%, due 10/15/04	16,203
2,000	Countrywide Home Loan, Inc. 6.84%, due 10/22/04	2,083
1,000	Countrywide Home Loans, Inc. 5.25%, due 6/15/04	1,018

TOTAL CORPORATE BONDS (cost $135,518)		135,518

MUNICIPAL BONDS—22.3%

Diversified Commercial Services—0.6%
2,000	Wake Forest University 1.15%, due 7/01/17 Put Date 1/02/04	2,000

Health Care Distributors—2.3%
8,340	New Hampshire Business Finance Authority Revenue 1.27%, due 6/01/28 Put Date 1/02/04	8,340

Homebuilding—2.6%
1,000	Breckenridge Terrace, LLC Tax Revenue 1.17%, due 5/01/39 Put Date 1/07/04	1,000
2,000	Eagle County Colorado Housing Facilities Revenue 1.19%, due 5/01/39 Put Date 1/02/04	2,000
6,233	Summer Station Apartments, LLC 1.17%, due 6/01/19 Put Date 1/07/04	6,233

Hotels, Resorts & Cruise Lines—1.1%
3,885	Tenderfoot Seasonal Housing Facilities Revenue 1.19%, due 7/01/35 Put Date 1/02/04	3,885

SEE NOTES TO FINANCIAL STATEMENTS

SAFECO MUTUAL FUNDS	1-800-528-6501

Portfolio of Investments

Safeco Money Market Fund

As of December 31, 2003

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Managed Health Care—6.7%
$ 7,105	Maryland Health and Higher Education Facilities Authority Revenue (University of Maryland Medical System) 1.20%, due 7/01/29 Put Date 1/07/04	$7,105
6,425	Maryland Health and Higher Education Facilities Authority Revenue 1.20%, due 1/01/28 Put Date 1/07/04	6,425
5,000	Presbyterian Homes and Service 1.16%, due 12/01/28 Put Date 1/02/04	5,000
5,600	Village Green Finance Co. 1.12%, due 11/01/22 Put Date 1/07/04	5,600

Toll Road—5.8%
20,805	New Jersey Turnpike Authority Revenue 1.15%, due 1/01/04	20,805

University Revenue—3.2%
11,300	New York Dormitory Authority Revenue (City University Systems) 1.59%, due 1/01/04	11,300

TOTAL MUNICIPAL BONDS (cost $79,693)		79,693

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—4.0%

Investment Companies
$14,224	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$14,224

TOTAL CASH EQUIVALENTS (cost $14,224)		14,224

TOTAL INVESTMENTS (cost $356,052)—99.5%		356,052

Other Assets, less Liabilities		1,708

NET ASSETS		$357,760

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 12/31/03. These rates change periodically based on specified market rates or indices.

#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer” as permitted under Rule 144A of the Securities Act of 1933. The total cost and value of such securities is $8,000,000 or 2.2% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets and Liabilities

As of December 31, 2003

—(In Thousands, Except Per-Share Amounts)—		Safeco Growth Opportunities Fund	Safeco Core Equity Fund

Assets
Investments, at Cost		$541,261	$530,971

Investments in Unaffiliated Issuers, at Value		$600,346	$753,841
Investments in Affiliated Issuers, at Value		63,698	—

Total Investments at Value		664,044	753,841
Cash		—	—
Receivable for Investment Securities Sold		15	—
Receivable for Trust Shares Sold		356	305
Dividends and Interest Receivable		194	1,077
Receivable From Advisor		49	32
Other Assets		31	41

Total Assets		664,689	755,296
Liabilities
Payable for Investment Securities Purchased		125	—
Payable for Trust Shares Redeemed		8,025	851
Payable Upon Return of Securities Loaned		129,967	10,573
Dividends Payable		—	79
Investment Advisory Fees Payable		301	415
Other Accrued Expenses		240	277

Total Liabilities		138,658	12,195

Net Assets		$526,031	$743,101

Components of Net Assets
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)		$555,858	$585,805
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency		122,783	222,870
Accumulated Undistributed Net Investment Income (Loss)		—	—
Accumulated Realized Loss		(152,610)	(65,574)

Net Assets		$526,031	$743,101

Investor Class	Net Assets	$493,232	$716,106
	Trust Shares Outstanding	19,928	42,735
	Net Asset Value, Offering Price, and Redemption Price Per Share	$24.75	$16.76

Class A	Net Assets	$21,475	$16,117
	Trust Shares Outstanding	881	960
	Net Asset Value and Redemption Price Per Share	$24.38	$16.78

	Maximum Offering Price Per Share (Including Sales Charge of 5.75%)	$25.87	$17.80

Class B	Net Assets	$11,126	$10,697
	Trust Shares Outstanding	483	653
	Net Asset Value and Offering Price Per Share	$23.05	$16.38

Class C	Net Assets	$198	$181
	Trust Shares Outstanding	8	11
	Net Asset Value and Offering Price Per Share	$23.05	$16.39

Institutional Class	Net Assets	—	—
	Trust Shares Outstanding
	Net Asset Value and Offering Price Per Share

SEE NOTES TO FINANCIAL STATEMENTS

—(In Thousands, Except Per-Share Amounts)—		Safeco Large-Cap Value Fund	Safeco Multi-Cap Core Fund	Safeco International Stock Fund	Safeco Balanced Fund	Safeco Small-Cap Value Fund	Safeco Large-Cap Growth Fund

Assets
Investments, at Cost		$120,549	$67,541	$24,761	$18,009	$41,692	$5,279

Investments in Unaffiliated Issuers, at Value		$155,431	$95,883	$33,703	$20,285	$57,635	$5,897
Investments in Affiliated Issuers, at Value		—	—	—	—	—	—

Total Investments at Value		155,431	95,883	33,703	20,285	57,635	5,897
Cash		—	—	1,200	—	—	—
Receivable for Investment Securities Sold		813	—	10	—	108	124
Receivable for Trust Shares Sold		46	30	293	23	478	—
Dividends and Interest Receivable		262	67	75	87	74	5
Receivable From Advisor		6	10	39	13	19	8
Other Assets		6	6	3	2	3	—

Total Assets		156,564	95,996	35,323	20,410	58,317	6,034
Liabilities
Payable for Investment Securities Purchased		—	—	—	—	21	179
Payable for Trust Shares Redeemed		94	31	8	27	55	—
Payable Upon Return of Securities Loaned		2,370	6,199	—	142	5,744	—
Dividends Payable		65	3	98	35	3	—
Investment Advisory Fees Payable		89	52	28	12	32	4
Other Accrued Expenses		69	54	56	30	43	19

Total Liabilities		2,687	6,339	190	246	5,898	202

Net Assets		$153,877	$89,657	$35,133	$20,164	$52,419	$5,832

Components of Net Assets
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)		$124,797	$74,038	$34,702	$19,023	$41,662	$6,123
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency		34,882	28,342	8,952	2,276	15,943	618
Accumulated Undistributed Net Investment Income (Loss)		—	—	—	(12)	—	(26)
Accumulated Realized Loss		(5,802)	(12,723)	(8,521)	(1,123)	(5,186)	(883)

Net Assets		$153,877	$89,657	$35,133	$20,164	$52,419	$5,832

Investor Class	Net Assets	$151,192	$79,504	$23,983	$16,596	$47,407	$2,857
	Trust Shares Outstanding	8,072	3,829	2,255	1,402	2,523	307
	Net Asset Value, Offering Price, and Redemption Price Per Share	$18.73	$20.77	$10.64	$11.83	$18.79	$9.30

Class A	Net Assets	$1,426	$5,590	$1,449	$1,671	$3,127	$1,088
	Trust Shares Outstanding	76	275	137	141	169	117
	Net Asset Value and Redemption Price Per Share	$18.84	$20.32	$10.54	$11.88	$18.50	$9.27

	Maximum Offering Price Per Share (Including Sales Charge of 5.75%)	$19.99	$21.56	$11.18	$12.60	$19.63	$9.84

Class B	Net Assets	$1,140	$4,397	$733	$1,789	$1,767	$960
	Trust Shares Outstanding	60	228	71	151	100	105
	Net Asset Value and Offering Price Per Share	$18.85	$19.28	$10.32	$11.84	$17.68	$9.12

Class C	Net Assets	$119	$166	$99	$108	$118	$927
	Trust Shares Outstanding	6	9	10	9	7	102
	Net Asset Value and Offering Price Per Share	$18.92	$19.29	$10.33	$11.84	$17.68	$9.12

Institutional Class	Net Assets	—	—	$8,869	—	—	—
	Trust Shares Outstanding			826
	Net Asset Value and Offering Price Per Share			$10.73

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of December 31, 2003

—(In Thousands, Except Per-Share Amounts)—	Safeco High-Yield Bond Fund	Safeco Intermediate-Term U.S. Government Fund	Safeco Intermediate-Term Bond Fund

Assets
Investments, at Cost	$43,439	$73,519	$9,753

Investments, at Value	$46,485	$74,147	$9,935
Receivable for Investment Securities Sold	416	–	–
Receivable for Trust Shares Sold	187	8	1
Dividends and Interest Receivable	763	518	98
Receivable From Advisor	17	16	14
Other Assets	4	1	–

Total Assets	47,872	74,690	10,048
Liabilities
Payable for Investment Securities Purchased	194	–	–
Payable for Trust Shares Redeemed	73	10	–
Payable Upon Return of Securities Loaned	4,486	–	305
Dividends Payable	76	55	14
Investment Advisory Fees Payable	24	35	4
Other Accrued Expenses	35	42	22

Total Liabilities	4,888	142	345

Net Assets	$42,984	$74,548	$9,703

Components of Net Assets
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$66,390	$75,774	$9,759
Net Unrealized Appreciation on Investments	3,046	628	182
Accumulated Undistributed Net Investment Income (Loss)	277	(377)	–
Accumulated Realized Gain (Loss)	(26,729)	(1,477)	(238)

Net Assets	$42,984	$74,548	$9,703

Investor Class
Net Assets	$39,312	$66,109	$7,418
Trust Shares Outstanding	6,726	6,893	870
Net Asset Value, Offering Price, and Redemption Price Per Share	$5.84	$9.59	$8.52

Class A
Net Assets	$2,857	$5,375	$1,166
Trust Shares Outstanding	489	560	137
Net Asset Value and Redemption Price Per Share	$5.85	$9.59	$8.51

Maximum Offering Price Per Share†	$6.13	$9.94	$8.82

Class B
Net Assets	$654	$2,965	$1,020
Trust Shares Outstanding	112	309	120
Net Asset Value and Offering Price Per Share	$5.84	$9.60	$8.51

Class C
Net Assets	$161	$99	$99
Trust Shares Outstanding	27	11	12
Net Asset Value and Offering Price Per Share	$5.86	$9.60	$8.50

†	Including Sales Charge of 4.5% for High-Yield, California, and Municipal Bond Funds and 3.5% for Intermediate-Term Bond Funds.

SEE NOTES TO FINANCIAL STATEMENTS

—(In Thousands, Except Per-Share Amounts)—	Safeco California Tax-Free Income Fund	Safeco Municipal Bond Fund	Safeco Intermediate- Term Municipal Bond Fund	Safeco Money Market Fund

Assets
Investments, at Cost	$79,616	$507,342	$15,637	$356,052

Investments, at Value	$86,349	$565,091	$16,669	$356,052
Receivable for Investment Securities Sold	–	–	–	–
Receivable for Trust Shares Sold	23	255	–	205
Dividends and Interest Receivable	1,477	8,949	195	1,983
Receivable From Advisor	15	4	16	3
Other Assets	–	1	–	8

Total Assets	87,864	574,300	16,880	358,251
Liabilities
Payable for Investment Securities Purchased	–	–	–	–
Payable for Trust Shares Redeemed	113	78	14	239
Payable Upon Return of Securities Loaned	–	–	–	–
Dividends Payable	86	808	22	13
Investment Advisory Fees Payable	37	229	7	148
Other Accrued Expenses	34	101	20	91

Total Liabilities	270	1,216	63	491

Net Assets	$87,594	$573,084	$16,817	$357,760

Components of Net Assets
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$80,275	$509,199	$15,749	$357,760
Net Unrealized Appreciation on Investments	6,733	57,749	1,032	–
Accumulated Undistributed Net Investment Income (Loss)	459	2,403	–	–
Accumulated Realized Gain (Loss)	127	3,733	36	–

Net Assets	$87,594	$573,084	$16,817	$357,760

Investor Class
Net Assets	$85,731	$563,305	$16,152	$349,808
Trust Shares Outstanding	6,760	39,004	1,450	349,808
Net Asset Value, Offering Price, and Redemption Price Per Share	$12.68	$14.44	$11.14	$1.00

Class A
Net Assets	$741	$6,538	$416	$6,641
Trust Shares Outstanding	58	452	37	6,641
Net Asset Value and Redemption Price Per Share	$12.69	$14.45	$11.14	$1.00

Maximum Offering Price Per Share†	$13.29	$15.13	$11.54	–

Class B
Net Assets	$1,021	$3,141	$150	$1,173
Trust Shares Outstanding	81	218	14	1,173
Net Asset Value and Offering Price Per Share	$12.66	$14.42	$11.13	$1.00

Class C
Net Assets	$101	$100	$99	$138
Trust Shares Outstanding	8	7	9	138
Net Asset Value and Offering Price Per Share	$12.66	$14.42	$11.13	$1.00

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended December 31, 2003

–(In Thousands)–	Safeco Growth Opportunities Fund	Safeco Core Equity Fund

Investment Income
Dividends from Unaffiliated Issuers (Net of Foreign Taxes Withheld of $70 in the International Stock Fund)	$1,768	$12,152
Dividends from Affiliated Issuers	683	–
Interest	146	201
Securities Lending and Other Income	283	62

Total Investment Income	2,880	12,415
Expenses
Investment Advisory	3,156	4,663
Fund Accounting and Administration	233	279
Transfer Agent—Investor Class	1,421	1,872
—Class A	239	317
—Class B	54	57
—Class C	1	1
—Institutional Class	–	–
Shareholder Servicing—Class A	51	38
—Class B	24	26
—Class C	–	–
Distribution —Class B	71	80
—Class C	1	1
Legal and Auditing	51	65
Custodian	45	48
Registration	38	48
Reports to Shareholders	240	289
Trustees	12	15
Loan Interest	1	–
Other	35	51

Total Expenses Before Expense Reimbursement	5,673	7,850
Expense Reimbursement From Advisor—Investor Class	(249)	–
—Class A	(214)	(319)
—Class B	(35)	(33)
—Class C	(1)	(1)
—Institutional Class	–	–

Total Expenses After Expense Reimbursement	5,174	7,497

Net Investment Income (Loss)	(2,294)	4,918
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net Realized Gain (Loss) from:
Investments in Unaffiliated Issuers	(17,950)	(17,919)
Investments in Affiliated Issuers	(4,978)	–
Foreign Currency Transactions	–	–

Total Net Realized Gain (Loss)	(22,928)	(17,919)
Net Change in Unrealized Appreciation (Depreciation)	199,157	167,641

Net Gain (Loss) on Investments and Foreign Currency	176,229	149,722

Net Change in Net Assets Resulting from Operations	$173,935	$154,640

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands)–	Safeco Large-Cap Value Fund	Safeco Multi-Cap Core Fund	Safeco International Stock Fund	Safeco Balanced Fund	Safeco Small-Cap Value Fund	Safeco Large-Cap Growth Fund

Investment Income

Dividends from Unaffiliated Issuers (Net of Foreign Taxes Withheld of $70 in the International Stock Fund)	$3,367	$849	$658	$267	$790	$57
Dividends from Affiliated Issuers	–	–	–	–	–	–
Interest	47	17	1	326	20	2
Securities Lending and Other Income	22	27	3	2	11	–

Total Investment Income	3,436	893	662	595	821	59
Expenses
Investment Advisory	965	523	256	124	345	40
Fund Accounting and Administration	124	67	23	16	41	5
Transfer Agent—Investor Class	337	195	103	38	164	3
—Class A	5	22	6	6	10	1
—Class B	5	22	9	8	9	1
—Class C	–	–	–	–	–	–
—Institutional Class	–	–	3	–	–	–
Shareholder Servicing—Class A	2	11	3	4	5	2
—Class B	2	10	2	4	4	2
—Class C	–	–	–	–	–	2
Distribution —Class B	7	30	5	12	11	6
—Class C	1	1	1	–	–	6
Legal and Auditing	31	26	26	23	25	22
Custodian	14	12	69	7	12	7
Registration	37	25	42	25	27	34
Reports to Shareholders	34	27	12	6	21	1
Trustees	9	9	8	8	8	8
Loan Interest	–	–	–	–	–	–
Other	15	17	25	14	17	7

Total Expenses Before Expense Reimbursement	1,588	997	593	295	699	147
Expense Reimbursement From Advisor—Investor Class	(50)	(85)	(156)	(49)	(121)	(34)
—Class A	(4)	(18)	(10)	(8)	(9)	(13)
—Class B	(4)	(18)	(12)	(11)	(8)	(12)
—Class C	–	(1)	(1)	(11)	(11)	(11)
—Institutional Class	–	–	(56)	–	–	–

Total Expenses After Expense Reimbursement	1,530	875	358	216	550	77

Net Investment Income (Loss)	1,906	18	304	379	271	(18)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net Realized Gain (Loss) from:
Investments in Unaffiliated Issuers	(165)	(447)	(1,520)	(219)	2,799	(393)
Investments in Affiliated Issuers	–	–	–	–	–	–
Foreign Currency Transactions	–	–	3	–	–	–

Total Net Realized Gain (Loss)	(165)	(447)	(1,517)	(219)	2,799	(393)
Net Change in Unrealized Appreciation (Depreciation)	28,922	28,581	8,538	2,650	13,968	1,334

Net Gain (Loss) on Investments and Foreign Currency	28,757	28,134	7,021	2,431	16,767	941

Net Change in Net Assets Resulting from Operations	$30,663	$28,152	$7,325	$2,810	$17,038	$923

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended December 31, 2003

–(In Thousands)–	Safeco High-Yield Bond Fund	Safeco Intermediate-Term U.S. Government Fund	Safeco Intermediate-Term Bond Fund

Investment Income
Dividends	$165	$–	$–
Interest	3,815	2,465	483
Securities Lending and Other Income	17	1	1

Total Investment Income	3,997	2,466	484

Expenses
Investment Advisory	266	332	52
Fund Accounting and Administration	37	54	10
Transfer Agent—Investor Class	101	82	17
—Class A	5	5	6
—Class B	5	3	4
—Class C	–	–	–
Shareholder Servicing—Class A	7	5	3
—Class B	2	3	3
Distribution—Class B	5	8	8
—Class C	1	–	–
Legal and Auditing	24	26	22
Custodian	15	9	5
Registration	33	45	38
Reports to Shareholders	15	11	3
Trustees	8	9	8
Other	12	8	11

Total Expenses Before Expense Reimbursement/Waiver	536	600	190
Expense Reimbursement/Waiver From Advisor—Investor Class	(137)	(115)	(64)
—Class A	(7)	(6)	(14)
—Class B	(7)	(4)	(11)
—Class C	(1)	(10)	(10)

Total Expenses After Expense Reimbursement/Waiver	384	465	91

Net Investment Income	3,613	2,001	393

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	1,127	1,212	124
Net Change in Unrealized Appreciation (Depreciation)	6,280	(2,494)	(175)

Net Gain (Loss) on Investments	7,407	(1,282)	(51)

Net Change in Net Assets Resulting from Operations	$11,020	$719	$342

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands)–	Safeco California Tax-Free Income Fund	Safeco Municipal Bond Fund	Safeco Intermediate-Term Municipal Bond Fund	Safeco Money Market Fund

Investment Income
Dividends	$–	$–	$–	$–
Interest	4,909	31,392	747	5,382
Securities Lending and Other Income	–	1	–	9

Total Investment Income	4,909	31,393	747	5,391

Expenses
Investment Advisory	458	2,720	84	1,960
Fund Accounting and Administration	82	255	15	221
Transfer Agent—Investor Class	62	305	10	311
—Class A	1	3	–	19
—Class B	1	3	–	6
—Class C	–	–	–	–
Shareholder Servicing—Class A	2	13	1	–
—Class B	2	8	–	–
Distribution—Class B	8	23	1	–
—Class C	–	–	1	–
Legal and Auditing	33	57	27	47
Custodian	11	41	5	37
Registration	8	69	47	110
Reports to Shareholders	10	42	5	39
Trustees	9	13	8	12
Other	13	42	19	24

Total Expenses Before Expense Reimbursement/Waiver	700	3,594	223	2,786
Expense Reimbursement/Waiver From Advisor—Investor Class	(105)	–	(55)	(15)
—Class A	(2)	–	(16)	(12)
—Class B	(1)	–	(16)	(5)
—Class C	(1)	(10)	(16)	–

Total Expenses After Expense Reimbursement/Waiver	591	3,584	120	2,754

Net Investment Income	4,318	27,809	627	2,637
Realized and Unrealized Gain (Loss) on Investments

Net Realized Gain (Loss) on Investments	217	7,642	133	–
Net Change in Unrealized Appreciation (Depreciation)	(59)	(1,537)	39	–

Net Gain (Loss) on Investments	158	6,105	172	–

Net Change in Net Assets Resulting from Operations	$4,476	$33,914	$799	$2,637

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Safeco Growth Opportunities Fund		Safeco Core Equity Fund		Safeco Large-Cap Value Fund

—(In Thousands)—	2003*	2002*	2003*	2002*	2003*	2002*

Operations

Net Investment Income (Loss)	$(2,294)	$(5,676)	$4,918	$6,437	$1,906	$2,380

Net Realized Gain (Loss) on Investments and Foreign Currency	(22,928)	(114,069)	(17,919)	(17,633)	(165)	(4,875)

Net Change in Unrealized Appreciation (Depreciation)	199,157	(176,160)	167,641	(264,417)	28,922	(27,526)

Net Change in Net Assets Resulting from Operations	173,935	(295,905)	154,640	(275,613)	30,663	(30,021)

Distributions to Shareholders From

Net Investment Income

—Investor Class	—	—	(4,852)	(6,358)	(1,891)	(2,373)

—Class A	—	—	(69)	(81)	(11)	(11)

—Class B	—	—	—	—	(4)	(5)

—Class C	—	—	—	—	—	(1)

—Institutional Class	—	—	—	—	—	—

Net Realized Gain on Investments

—Investor Class	—	—	—	—	—	—

—Class A	—	—	—	—	—	—

—Class B	—	—	—	—	—	—

—Class C	—	—	—	—	—	—

—Institutional Class	—	—	—	—	—	—

Total	—	—	(4,921)	(6,439)	(1,906)	(2,390)

Net Trust Share Transactions	(89,184)	(140,945)	(89,749)	(155,949)	(8,895)	(13,633)

Redemption Fees	214	447	—	—	—	—

Total Change in Net Assets	84,965	(436,403)	59,970	(438,001)	19,862	(46,044)

Net Assets at Beginning of Period	441,066	877,469	683,131	1,121,132	134,015	180,059

Net Assets at End of Period	$526,031	$441,066	$743,101	$683,131	$153,877	$134,015

Tax Character of Distributions Paid
Ordinary Income	$—	$—	$—	$6,439	$—	$2,390
Qualified Dividend Income†	—	—	4,921	—	1,906	—
Long-term Capital Gains†	—	—	—	—	—	—

Total	$—	$—	$4,921	$6,439	$1,906	$2,390

*	For the year ended December 31.
†	(Unaudited) In accordance with the Internal Revenue Code, the Funds hereby designate the amounts listed as qualified dividend income and long-term capital gain distributions for the year ended December 31, 2003.

SEE NOTES TO FINANCIAL STATEMENTS

	Safeco Multi-Cap Core Fund		Safeco International Stock Fund		Safeco Balanced Fund		Safeco Small-Cap Value Fund		Safeco Large-Cap Growth Fund

—(In Thousands)—	2003*	2002*	2003*	2002*	2003*	2002*	2003*	2002*	2003*	2002*

Operations

Net Investment Income (Loss)	$18	$(176)	$304	$182	$379	$447	$271	$144	$(18)	$(35)

Net Realized Gain (Loss) on Investments and Foreign Currency	(447)	(7,585)	(1,517)	(1,191)	(219)	(765)	2,799	(353)	(393)	(491)

Net Change in Unrealized Appreciation (Depreciation)	28,581	(14,516)	8,538	(3,726)	2,650	(1,330)	13,968	(1,769)	1,334	(1,025)

Net Change in Net Assets Resulting from Operations	28,152	(22,277)	7,325	(4,735)	2,810	(1,648)	17,038	(1,978)	923	(1,551)

Distributions to Shareholders From

Net Investment Income

—Investor Class	(21)	—	(288)	(205)	(349)	(407)	(282)	(149)	—	(4)

—Class A	—	—	(16)	(7)	(31)	(44)	(9)	(3)	—	—

—Class B	—	—	(4)	—	(23)	(33)	—	—	—	—

—Class C	—	—	—	—	—	—	—	—	—	—

—Institutional Class	—	—	(49)	—	—	—	—	—	—	—

Net Realized Gain on Investments

—Investor Class	—	—	—	—	—	—	—	—	—	(5)

—Class A	—	—	—	—	—	—	—	—	—	(2)

—Class B	—	—	—	—	—	—	—	—	—	(2)

—Class C	—	—	—	—	—	—	—	—	—	(2)

—Institutional Class	—	—	—	—	—	—	—	—	—	—

Total	(21)	—	(357)	(212)	(403)	(484)	(291)	(152)	—	(15)

Net Trust Share Transactions	(3,429)	(9,059)	8,267	(739)	942	499	(4,922)	10,709	456	449

Redemption Fees	3	4	48	62	—	—	21	8	—	—

Total Change in Net Assets	24,705	(31,332)	15,283	(5,624)	3,349	(1,633)	11,846	8,587	1,379	(1,117)

Net Assets at Beginning of Period	64,952	96,284	19,850	25,474	16,815	18,448	40,573	31,986	4,453	5,570

Net Assets at End of Period	$89,657	$64,952	$35,133	$19,850	$20,164	$16,815	$52,419	$40,573	$5,832	$4,453

Tax Character of Distributions Paid
Ordinary Income	$—	$—	$—	$212	$151	$484	$—	$152	$—	$15
Qualified Dividend Income†	21	—	357	—	252	—	291	—	—	—
Long-term Capital Gains†	—	—	—	—	—	—	—	—	—	—

Total	$21	$—	$357	$212	$403	$484	$291	$152	$—	$15

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Safeco High-Yield Bond Fund		Safeco Intermediate-Term U.S. Government Fund		Safeco Intermediate-Term Bond Fund

–(In Thousands)–	2003*	2002*	2003*	2002*	2003*	2002*

Operations

Net Investment Income	$3,613	$3,612	$2,001	$2,422	$393	$448

Net Realized Gain (Loss) on Investments	1,127	(9,713)	1,212	866	124	(72)

Net Change in Unrealized Appreciation (Depreciation)	6,280	(1,541)	(2,494)	1,532	(175)	304

Net Change in Net Assets Resulting from Operations	11,020	(7,642)	719	4,820	342	680

Distributions to Shareholders From

Net Investment Income

—Investor Class	(3,312)	(3,389)	(2,497)	(2,628)	(339)	(394)

—Class A	(244)	(81)	(76)	(20)	(51)	(56)

—Class B	(52)	(62)	(36)	(10)	(33)	(40)

—Class C	(10)	(7)	(1)	–	(1)	–

Distributions in Excess of Net Investment Income**	–	–	–	–	–	–

Net Realized Gain on Investments

—Investor Class	–	–	–	–	–	–

—Class A	–	–	–	–	–	–

—Class B	–	–	–	–	–	–

—Class C	–	–	–	–	–	–

Total	(3,618)	(3,539)	(2,610)	(2,658)	(424)	(490)

Net Trust Share Transactions	230	(7,119)	19,711	8,861	(739)	1,032
Redemption Fees	48	57	7	25	–	–

Total Change in Net Assets	7,680	(18,243)	17,827	11,048	(821)	1,222

Net Assets at Beginning of Period	35,304	53,547	56,721	45,673	10,524	9,302

Net Assets at End of Period	$42,984	$35,304	$74,548	$56,721	$9,703	$10,524

Tax Character of Distributions Paid
Ordinary Income	$3,618	$3,539	$2,610	$2,658	$424	$490
Tax-Exempt Income†	–	–	–	–	–	–
Long-term Capital Gains†	–	–	–	–	–	–

Total	$3,618	$3,539	$2,610	$2,658	$424	$490

*	For the year ended December 31.
**	Investor Class-$272; Class A-$2; Class B-$3.
†	In accordance with the Internal Revenue Code, the Funds hereby designate the amounts listed as tax-exempt income and long-term capital gain distributions for the year ended December 31, 2003.

SEE NOTES TO FINANCIAL STATEMENTS

	Safeco California Tax-Free Income Fund		Safeco Municipal Bond Fund		Safeco Intermediate-Term Municipal Bond Fund		Safeco Money Market Fund

–(In Thousands)–	2003*	2002*	2003*	2002*	2003*	2002*	2003*	2002*

Operations

Net Investment Income	$4,318	$4,326	$27,809	$27,392	$627	$603	$2,637	$4,030

Net Realized Gain (Loss) on Investments	217	574	7,642	10,574	133	210	–	–

Net Change in Unrealized Appreciation (Depreciation)	(59)	3,193	(1,537)	17,241	39	549	–	–

Net Change in Net Assets Resulting from Operations	4,476	8,093	33,914	55,207	799	1,362	2,637	4,030

Distributions to Shareholders From

Net Investment Income

—Investor Class	(4,043)	(4,126)	(26,456)	(26,637)	(614)	(603)	(2,599)	(3,943)

—Class A	(31)	(26)	(221)	(76)	(8)	–	(30)	(71)

—Class B	(36)	(42)	(111)	(58)	(3)	–	(7)	(14)

—Class C	(1)	–	(1)	–	(2)	–	(1)	(2)

Distributions in Excess of Net Investment Income**	–	(277)	–	–	–	–	–	–

Net Realized Gain on Investments

—Investor Class	(255)	(1,292)	(6,896)	(9,095)	(93)	(221)	–	–

—Class A	(2)	(9)	(80)	(61)	(2)	–	–	–

—Class B	(3)	(15)	(38)	(40)	(1)	–	–	–

—Class C	–	–	(1)	–	(1)	–	–	–

Total	(4,371)	(5,787)	(33,804)	(35,967)	(724)	(824)	(2,637)	(4,030)

Net Trust Share Transactions	(7,564)	311	(2,868)	20,213	155	826	(2,109)	126,230
Redemption Fees	13	–	77	–	–	–	–	–

Total Change in Net Assets	(7,446)	2,617	(2,681)	39,453	230	1,364	(2,109)	126,230

Net Assets at Beginning of Period	95,040	92,423	575,765	536,312	16,587	15,223	359,869	233,639

Net Assets at End of Period	$87,594	$95,040	$573,084	$575,765	$16,817	$16,587	$357,760	$359,869

Tax Character of Distributions Paid
Ordinary Income	$21	$297	$723	$153	$–	$–	$2,637	$4,030
Tax-Exempt Income†	4,090	4,174	26,385	26,618	627	603	–	–
Long-term Capital Gains†	260	1,316	6,696	9,196	97	221	–	–

Total	$4,371	$5,787	$33,804	$35,967	$724	$824	$2,637	$4,030

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Growth Opportunities Fund	For the Year Ended December 31

Class A	2003		2002		2001		2000		1999

Net Asset Value at Beginning of Period	$16.97		$26.96		$22.16		$23.21		$22.66
Income (Loss) From Investment Operations
Net Investment Loss	(0.16)		(0.24)		(0.20)		(0.25)		(0.19)
Net Realized and Unrealized Gain (Loss) on Investments	7.56		(9.77	)††	5.00		(0.80)		0.74

Total from Investment Operations	7.40		(10.01)		4.80		(1.05)		0.55
Redemption Fees	0.01		0.02		—		—		—

Net Asset Value at End of Period	$24.38		$16.97		$26.96		$22.16		$23.21

Total Return†	43.67%		(37.05%	)	21.66%		(4.52%	)	2.43%
Net Assets at End of Period (000’s)	$21,475		$19,024		$33,877		$26,020		$27,597
Ratios to Average Net Assets:
Gross Expenses	2.38%		1.67%		1.36%		1.49%		1.34%
Required Reimbursement^	(1.05%	)	(0.34%	)	(0.05%	)	(0.18%	)	(0.11%	)

Net Expenses	1.33%		1.33%		1.31%		1.31%		1.23%

Net Investment Loss	(0.70%	)	(1.17%	)	(1.00%	)	(1.00%	)	(0.80%	)
Portfolio Turnover Rate	46%		37%		65%		63%		38%

Safeco Growth Opportunities Fund	For the Year Ended December 31

Class B	2003		2002		2001		2000		1999

Net Asset Value at Beginning of Period	$16.16		$25.87		$21.42		$22.57		$22.21
Income (Loss) From Investment Operations
Net Investment Loss	(0.28)		(0.39)		(0.40)		(0.41)		(0.35)
Net Realized and Unrealized Gain (Loss) on Investments	7.16		(9.34	)††	4.85		(0.74)		0.71

Total from Investment Operations	6.88		(9.73)		4.45		(1.15)		0.36
Redemption Fees	0.01		0.02		—		—		—

Net Asset Value at End of Period	$23.05		$16.16		$25.87		$21.42		$22.57

Total Return†	42.64%		(37.53%	)	20.77%		(5.10%	)	1.62%
Net Assets at End of Period (000’s)	$11,126		$8,734		$14,346		$12,391		$14,637
Ratios to Average Net Assets:
Gross Expenses	2.45%		2.21%		2.09%		2.16%		2.24%
Required Reimbursement^	(0.37%	)	(0.13%	)	(0.03%	)	(0.10%	)	(0.21%	)

Net Expenses	2.08%		2.08%		2.06%		2.06%		2.03%

Net Investment Loss	(1.43%	)	(1.92%	)	(1.75%	)	(1.71%	)	(1.59%	)
Portfolio Turnover Rate	46%		37%		65%		63%		38%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	Includes $0.10 related to investment reimbursement by affiliate. See Note 7 to the financial statements.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Growth Opportunities Fund	For the Year Ended December 31					Eight-Month Period Ended December 31 #

Class C	2003		2002		2001	2000

Net Asset Value at Beginning of Period	$16.16		$25.85		$21.40	$23.34
Income (Loss) From Investment Operations
Net Investment Loss	(0.29)		(0.33)		(0.35)	(0.23)
Net Realized and Unrealized Gain (Loss) on Investments	7.17		(9.38	)††	4.80	(1.71)

Total from Investment Operations	6.88		(9.71)		4.45	(1.94)
Redemption Fees	0.01		0.02		—	—

Net Asset Value at End of Period	$23.05		$16.16		$25.85	$21.40

Total Return†	42.64%		(37.49%	)	20.74%	(8.27% )*
Net Assets at End of Period (000’s)	$198		$161		$194	$120
Ratios to Average Net Assets:
Gross Expenses	2.48%		2.33%		2.06%	2.02% **
Required Reimbursement^	(0.40%	)	(0.25%	)	—	—

Net Expenses	2.08%		2.08%		2.06%	2.02% **

Net Investment Loss	(1.45%	)	(1.93%	)	(1.75% )	(1.71% )**
Portfolio Turnover Rate	46%		37%		65%	63% **

Safeco Core Equity Fund	For the Year Ended December 31

Class A	2003		2002		2001	2000	1999

Net Asset Value at Beginning of Period	$13.55		$18.56		$20.68	$24.06	$23.27
Income (Loss) From Investment Operations
Net Investment Income	0.07		0.08		0.04	0.04	0.11
Net Realized and Unrealized Gain (Loss) on Investments	3.23		(5.01)		(2.12)	(2.77)	2.02

Total from Investment Operations	3.30		(4.93)		(2.08)	(2.73)	2.13
Less Distributions
Dividends from Net Investment Income	(0.07)		(0.08)		(0.04)	(0.04)	(0.11)
Distributions from Realized Gains	—		—		—	(0.61)	(1.23)

Total Distributions	(0.07)		(0.08)		(0.04)	(0.65)	(1.34)

Net Asset Value at End of Period	$16.78		$13.55		$18.56	$20.68	$24.06

Total Return†	24.41%		(26.59%	)	(10.06% )	(11.34% )	9.13%
Net Assets at End of Period (000’s)	$16,117		$13,897		$21,519	$53,410	$61,625
Ratios to Average Net Assets:
Gross Expenses	3.40%		2.17%		1.42%	1.35%	1.12%
Required Reimbursement^	(2.08%	)	(0.86%	)	(0.14% )	(0.09% )	—

Net Expenses	1.32%		1.31%		1.28%	1.26%	1.12%

Net Investment Income	0.46%		0.48%		0.18%	0.19%	0.44%
Portfolio Turnover Rate	24%		45%		31%	35%	34%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	Includes $0.10 related to investment reimbursement by affiliate. See Note 7 to the financial statements.
#	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Core Equity Fund	For the Year Ended December 31

Class B	2003		2002		2001	2000		1999

Net Asset Value at Beginning of Period	$13.26		$18.20		$20.38	$23.83		$23.15
Income (Loss) From Investment Operations
Net Investment Loss	(0.04)		(0.05)		(0.11)	(0.13)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	3.16		(4.89)		(2.07)	(2.71)		1.98

Total from Investment Operations	3.12		(4.94)		(2.18)	(2.84)		1.91
Less Distributions
Distributions from Realized Gains	—		—		—	(0.61)		(1.23)

Net Asset Value at End of Period	$16.38		$13.26		$18.20	$20.38		$23.83

Total Return†	23.53%		(27.14%	)	(10.70% )	(11.91%	)	8.18%
Net Assets at End of Period (000’s)	$10,697		$10,520		$16,423	$20,349		$28,260
Ratios to Average Net Assets:
Gross Expenses	2.38%		2.16%		2.05%	2.06%		2.05%
Required Reimbursement^	(0.31%	)	(0.10%	)	(0.02% )	(0.05%	)	(0.10%	)

Net Expenses	2.07%		2.06%		2.03%	2.01%		1.95%

Net Investment Loss	(0.26%	)	(0.28%	)	(0.58% )	(0.54%	)	(0.41%	)
Portfolio Turnover Rate	24%		45%		31%	35%		34%

Safeco Core Equity Fund	For the Year Ended December 31					Eight-Month Period Ended December 31 #

Class C	2003		2002		2001	2000

Net Asset Value at Beginning of Period	$13.28		$18.22		$20.40	$22.87
Income (Loss) From Investment Operations
Net Investment Loss	(0.04)		(0.03)		(0.09)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	3.15		(4.91)		(2.09)	(1.80)

Total from Investment Operations	3.11		(4.94)		(2.18)	(1.86)
Less Distributions
Distributions from Realized Gains	—		—		—	(0.61)

Net Asset Value at End of Period	$16.39		$13.28		$18.22	$20.40

Total Return†	23.42%		(27.11%	)	(10.73% )	(8.08%	)*
Net Assets at End of Period (000’s)	$181		$129		$155	$119
Ratios to Average Net Assets:
Gross Expenses	2.41%		2.34%		2.03%	1.84%	**
Required Reimbursement^	(0.34%	)	(0.28%	)	—	—

Net Expenses	2.07%		2.06%		2.03%	1.84%	**

Net Investment Loss	(0.29%	)	(0.24%	)	(0.58% )	(0.44%	)**
Portfolio Turnover Rate	24%		45%		31%	35%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Large-Cap Value Fund	For the Year Ended December 31

Class A	2003	2002		2001	2000	1999

Net Asset Value at Beginning of Period	$15.37	$18.91		$20.68	$22.52	$23.55
Income (Loss) From Investment Operations
Net Investment Income	0.18	0.23		0.25	0.35	0.42
Net Realized and Unrealized Gain (Loss) on Investments	3.47	(3.54	)††	(1.77)	(1.84)	(0.20)

Total from Investment Operations	3.65	(3.31)		(1.52)	(1.49)	0.22
Less Distributions
Dividends from Net Investment Income	(0.18)	(0.23)		(0.25)	(0.35)	(0.42)
Distributions from Realized Gains	—	—		—	—	(0.83)

Total Distributions	(0.18)	(0.23)		(0.25)	(0.35)	(1.25)

Net Asset Value at End of Period	$18.84	$15.37		$18.91	$20.68	$22.52

Total Return†	23.90%	(17.57%	)	(7.33% )	(6.59% )	1.01%
Net Assets at End of Period (000’s)	$1,426	$712		$882	$1,092	$2,046
Ratios to Average Net Assets:
Gross Expenses	1.71%	1.62%		1.52%	1.62%	1.47%
Required Reimbursement^	(0.36% )	(0.27%	)	(0.17% )	(0.27% )	(0.16% )

Net Expenses	1.35%	1.35%		1.35%	1.35%	1.31%

Net Investment Income	1.15%	1.30%		1.30%	1.56%	1.84%
Portfolio Turnover Rate	38%	17%		58%	45%	42%

Safeco Large-Cap Value Fund	For the Year Ended December 31

Class B	2003	2002		2001	2000	1999

Net Asset Value at Beginning of Period	$15.39	$18.95		$20.71	$22.53	$23.57
Income (Loss) From Investment Operations
Net Investment Income	0.07	0.10		0.11	0.18	0.25
Net Realized and Unrealized Gain (Loss) on Investments	3.46	(3.56	)††	(1.76)	(1.82)	(0.21)

Total from Investment Operations	3.53	(3.46)		(1.65)	(1.64)	0.04
Less Distributions
Dividends from Net Investment Income	(0.07)	(0.10)		(0.11)	(0.18)	(0.25)
Distributions from Realized Gains	—	—		—	—	(0.83)

Total Distributions	(0.07)	(0.10)		(0.11)	(0.18)	(1.08)

Net Asset Value at End of Period	$18.85	$15.39		$18.95	$20.71	$22.53

Total Return†	22.98%	(18.28%	)	(7.98% )	(7.29% )	0.18%
Net Assets at End of Period (000’s)	$1,140	$747		$1,160	$1,532	$2,365
Ratios to Average Net Assets:
Gross Expenses	2.55%	2.35%		2.24%	2.27%	2.22%
Required Reimbursement^	(0.45% )	(0.25%	)	(0.14% )	(0.17% )	(0.16% )

Net Expenses	2.10%	2.10%		2.10%	2.10%	2.06%

Net Investment Income	0.42%	0.52%		0.55%	0.80%	1.09%
Portfolio Turnover Rate	38%	17%		58%	45%	42%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	Includes $0.07 related to investment reimbursement by affiliate. See Note 7 to the financial statements.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Large-Cap Value Fund	For the Year Ended December 31					Eight-Month Period Ended December 31 #

Class C	2003		2002		2001	2000

Net Asset Value at Beginning of Period	$15.44		$18.99		$20.75	$21.06
Income (Loss) From Investment Operations
Net Investment Income	0.06		0.12		0.12	0.12
Net Realized and Unrealized Gain (Loss) on Investments	3.48		(3.55	)††	(1.76)	(0.31)

Total from Investment Operations	3.54		(3.43)		(1.64)	(0.19)
Less Distributions
Dividends from Net Investment Income	(0.06)		(0.12)		(0.12)	(0.12)

Net Asset Value at End of Period	$18.92		$15.44		$18.99	$20.75

Total Return†	23.00%		(18.12%	)	(7.90% )	(0.90%	)*
Net Assets at End of Period (000’s)	$119		$89		$97	$99
Ratios to Average Net Assets:
Gross Expenses	2.33%		2.36%		2.03%	1.95%	**
Required Reimbursement^	(0.23%	)	(0.26%	)	—	—

Net Expenses	2.10%		2.10%		2.03%	1.95%	**

Net Investment Income	0.38%		0.68%		0.60%	0.85%	**
Portfolio Turnover Rate	38%		17%		58%	45%	**

Safeco Multi-Cap Core Fund	For the Year Ended December 31

Class A	2003		2002		2001	2000		1999

Net Asset Value at Beginning of Period	$14.03		$18.54		$20.94	$25.01		$17.56
Income (Loss) From Investment Operations
Net Investment Loss	(0.02)		(0.07)		(0.08)	(0.14)		(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	6.31		(4.44)		(2.32)	(3.93)		9.58

Total from Investment Operations	6.29		(4.51)		(2.40)	(4.07)		9.46
Less Distributions
Distributions from Realized Gains	—		—		—	—		(2.01)

Net Asset Value at End of Period	$20.32		$14.03		$18.54	$20.94		$25.01

Total Return†	44.83%		(24.33%	)	(11.46% )	(16.27%	)	53.90%
Net Assets at End of Period (000’s)	$5,590		$3,527		$5,141	$6,621		$4,774
Ratios to Average Net Assets:
Gross Expenses	1.78%		1.62%		1.52%	1.49%		1.56%
Required Reimbursement^	(0.43%	)	(0.27%	)	(0.17% )	(0.14%	)	(0.20%	)

Net Expenses	1.35%		1.35%		1.35%	1.35%		1.36%

Net Investment Loss	(0.14%	)	(0.40%	)	(0.41% )	(0.67%	)	(0.81%	)
Portfolio Turnover Rate	27%		15%		50%	36%		49%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	Includes $0.07 related to investment reimbursement by affiliate. See Note 7 to the financial statements.
#	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Multi-Cap Core Fund	For the Year Ended December 31

Class B	2003		2002		2001		2000		1999

Net Asset Value at Beginning of Period	$13.41		$17.86		$20.33		$24.46		$17.31
Income (Loss) From Investment Operations
Net Investment Loss	(0.16)		(0.19)		(0.21)		(0.30)		(0.25)
Net Realized and Unrealized Gain (Loss) on Investments	6.03		(4.26)		(2.26)		(3.83)		9.41

Total from Investment Operations	5.87		(4.45)		(2.47)		(4.13)		9.16
Less Distributions
Distributions from Realized Gains	—		—		—		—		(2.01)

Net Asset Value at End of Period	$19.28		$13.41		$17.86		$20.33		$24.46

Total Return†	43.77%		(24.92%	)	(12.15%	)	(16.88%	)	52.57%
Net Assets at End of Period (000’s)	$4,397		$3,726		$5,753		$6,449		$4,842
Ratios to Average Net Assets:
Gross Expenses	2.54%		2.35%		2.26%		2.22%		2.32%
Required Reimbursement^	(0.44%	)	(0.25%	)	(0.16%	)	(0.12%	)	(0.20%	)

Net Expenses	2.10%		2.10%		2.10%		2.10%		2.12%

Net Investment Loss	(0.90%	)	(1.15%	)	(1.16%	)	(1.42%	)	(1.56%	)
Portfolio Turnover Rate	27%		15%		50%		36%		49%

Safeco Multi-Cap Core Fund	For the Year Ended December 31						Eight-Month Period Ended December 31 #

Class C	2003		2002		2001		2000

Net Asset Value at Beginning of Period	$13.42		$17.87		$20.33		$24.21
Income (Loss) From Investment Operations
Net Investment Loss	(0.12)		(0.18)		(0.20)		(0.21)
Net Realized and Unrealized Gain (Loss) on Investments	5.99		(4.27)		(2.26)		(3.67)

Total Loss from Investment Operations	5.87		(4.45)		(2.46)		(3.88)

Net Asset Value at End of Period	$19.29		$13.42		$17.87		$20.33

Total Return†	43.74%		(24.90%	)	(12.10%	)	(16.03%	)*
Net Assets at End of Period (000’s)	$166		$75		$100		$103
Ratios to Average Net Assets:
Gross Expenses	2.46%		2.57%		2.25%		2.07%	**
Required Reimbursement^	(0.36%	)	(0.47%	)	(0.15%	)	—

Net Expenses	2.10%		2.10%		2.10%		2.07%	**

Net Investment Loss	(0.87%	)	(1.15%	)	(1.15%	)	(1.34%	)**
Portfolio Turnover Rate	27%		15%		50%		36%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco International Stock Fund	For the Year Ended December 31

Class A	2003	2002	2001	2000	1999

Net Asset Value at Beginning of Period	$8.36	$10.45	$14.20	$16.89	$13.13
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.10	0.06	0.05	0.05	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	2.19	(2.11)	(3.71)	(1.92)	3.77

Total from Investment Operations	2.29	(2.05)	(3.66)	(1.87)	3.76
Redemption Fee	0.01	0.03	0.14	—	—
Less Distributions
Dividends from Net Investment Income	(0.12)	(0.07)	(0.23)	(0.05)	—
Distributions from Realized Gains	—	—	—	(0.77)	—

Total Distributions	(0.12)	(0.07)	(0.23)	(0.82)	—

Net Asset Value at End of Period	$10.54	$8.36	$10.45	$14.20	$16.89

Total Return†	27.51%	(19.27% )	(24.49% )	(11.05% )	28.64%
Net Assets at End of Period (000’s)	$1,449	$795	$969	$1,423	$1,215
Ratios to Average Net Assets:
Gross Expenses	2.49%	2.45%	2.40%	2.21%	2.11%
Required Reimbursement^	(0.84% )	(0.80% )	(0.69% )	(0.56% )	(0.38%	)

Net Expenses	1.65%	1.65%	1.71%	1.65%	1.73%

Net Investment Income (Loss)	1.22%	0.68%	0.36%	0.04%	(0.06%	)
Portfolio Turnover Rate	37%	16%	163%	33%	24%

Safeco International Stock Fund	For the Year Ended December 31

Class B	2003	2002	2001	2000	1999

Net Asset Value at Beginning of Period	$8.21	$10.25	$13.88	$16.56	$12.99
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.04	(0.01)	(0.06)	(0.09)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	2.12	(2.06)	(3.60)	(1.82)	3.67

Total from Investment Operations	2.16	(2.07)	(3.66)	(1.91)	3.57
Redemption Fee	0.01	0.03	0.14	—	—
Less Distributions
Dividends from Net Investment Income	(0.06)	—	(0.11)	—	—
Distributions from Realized Gains	—	—	—	(0.77)	—

Total Distributions	(0.06)	—	(0.11)	(0.77)	—

Net Asset Value at End of Period	$10.32	$8.21	$10.25	$13.88	$16.56

Total Return†	26.41%	(19.89% )	(25.07% )	(11.52% )	27.48%
Net Assets at End of Period (000’s)	$733	$736	$1,027	$1,492	$1,392
Ratios to Average Net Assets:
Gross Expenses	4.16%	3.34%	3.20%	2.97%	3.02%
Required Reimburement^	(1.76% )	(0.94% )	(0.74% )	(0.57% )	(0.51%	)

Net Expenses	2.40%	2.40%	2.46%	2.40%	2.51%

Net Investment Income (Loss)	0.44%	(0.11% )	(0.52% )	(0.64% )	(0.84%	)
Portfolio Turnover Rate	37%	16%	163%	33%	24%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco International Stock Fund	For the Year Ended December 31					Eight-Month Period Ended December 31 #

Class C	2003		2002		2001	2000

Net Asset Value at Beginning of Period	$8.21		$10.25		$13.85	$15.82
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.03		(0.01)		(0.07)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	2.13		(2.06)		(3.57)	(1.13)

Total from Investment Operations	2.16		(2.07)		(3.64)	(1.20)
Redemption Fee	0.01		0.03		0.14	—
Less Distributions
Dividends from Net Investment Income	(0.05)		—		(0.10)	—
Distributions from Realized Gains	—		—		—	(0.77)

Total Distributions	(0.05)		—		(0.10)	(0.77)

Net Asset Value at End of Period	$10.33		$8.21		$10.25	$13.85

Total Return†	26.38%		(19.90%	)	(25.08% )	(7.76%	)*
Net Assets at End of Period (000’s)	$99		$78		$80	$97
Ratios to Average Net Assets:
Gross Expenses	3.29%		3.28%		3.03%	2.66%	**
Required Reimbursement^	(0.89%	)	(0.88%	)	(0.57% )	(0.26%	)**

Net Expenses	2.40%		2.40%		2.46%	2.40%	**

Net Investment Income (Loss)	0.34%		(0.19%	)	(0.68% )	(0.75%	)**
Portfolio Turnover Rate	37%		16%		163%	33%	**

Safeco International Stock Fund	Ten-Month Period Ended December 31 ^^

Institutional Class	2003

Net Asset Value at Beginning of Period	$7.35
Income From Investment Operations
Net Investment Income	0.04
Net Realized and Unrealized Gain on Investments and Foreign Currency	3.39

Total from Investment Operations	3.43
Redemption Fees	0.01
Less Distributions
Dividends from Net Investment Income	(0.06)

Net Asset Value at End of Period	$10.73

Total Return	44.63%	*
Net Assets at End of Period (000’s)	$8,869
Ratios to Average Net Assets:
Gross Expenses	2.43%	**
Required Reimbursement^	(1.03%	)**
Voluntary Reimbursement^	(0.30%	)**

Net Expenses	1.10%	**

Net Investment Income	0.84%	**
Portfolio Turnover Rate	37%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 7 to the financial statements.
^^	For the period from March 7, 2003 (initial issue date of Institutional Class) through December 31, 2003.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Balanced Fund	For the Year Ended December 31

Class A	2003	2002	2001	2000	1999

Net Asset Value at Beginning of Period	$10.40	$11.73	$12.09	$11.87	$12.23
Income (Loss) From Investment Operations
Net Investment Income	0.22	0.26	0.30	0.32	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.49	(1.30)	(0.36)	0.22	(0.13)

Total from Investment Operations	1.71	(1.04)	(0.06)	0.54	0.09
Less Distributions
Dividends from Net Investment Income	(0.23)	(0.29)	(0.30)	(0.32)	(0.22)
Distributions from Realized Gains	—	—	—	—	(0.23)

Total Distributions	(0.23)	(0.29)	(0.30)	(0.32)	(0.45)

Net Asset Value at End of Period	$11.88	$10.40	$11.73	$12.09	$11.87

Total Return†	16.62%	(8.95% )	(0.42% )	4.71%	0.75%
Net Assets at End of Period (000’s)	$1,671	$1,586	$1,733	$1,789	$2,573
Ratios to Average Net Assets:
Gross Expenses	1.93%	1.81%	1.82%	1.88%	1.68%
Required Reimbursement^	(0.58% )	(0.46% )	(0.47% )	(0.53% )	(0.32% )

Net Expenses	1.35%	1.35%	1.35%	1.35%	1.36%

Net Investment Income	2.00%	2.42%	2.57%	2.62%	2.16%
Portfolio Turnover Rate	37%	59%	75%	63%	95%

Safeco Balanced Fund	For the Year Ended December 31

Class B	2003	2002	2001	2000	1999

Net Asset Value at Beginning of Period	$10.37	$11.71	$12.07	$11.83	$12.24
Income (Loss) From Investment Operations
Net Investment Income	0.14	0.19	0.21	0.23	0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.48	(1.32)	(0.36)	0.24	(0.18)

Total from Investment Operations	1.62	(1.13)	(0.15)	0.47	0.00
Less Distributions
Dividends from Net Investment Income	(0.15)	(0.21)	(0.21)	(0.23)	(0.18)
Distributions from Realized Gains	—	—	—	—	(0.23)

Total Distributions	(0.15)	(0.21)	(0.21)	(0.23)	(0.41)

Net Asset Value at End of Period	$11.84	$10.37	$11.71	$12.07	$11.83

Total Return†	15.79%	(9.70% )	(1.19% )	4.03%	(0.01% )
Net Assets at End of Period (000’s)	$1,789	$1,641	$1,979	$1,904	$2,553
Ratios to Average Net Assets:
Gross Expenses	2.75%	2.59%	2.55%	2.56%	2.46%
Required Reimbursement^	(0.65% )	(0.49% )	(0.45% )	(0.46% )	(0.32% )

Net Expenses	2.10%	2.10%	2.10%	2.10%	2.14%

Net Investment Income	1.27%	1.66%	1.82%	1.89%	1.43%
Portfolio Turnover Rate	37%	59%	75%	63%	95%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Balanced Fund	Three-Month Period Ended December 31#

Class C	2003

Net Asset Value at Beginning of Period	$11.03
Income From Investment Operations
Net Investment Income	0.02
Net Realized and Unrealized Gain on Investments	0.82

Total from Investment Operations	0.84
Less Distributions
Dividends from Net Investment Income	(0.03)

Net Asset Value at End of Period	$11.84

Total Return†	7.65%	*
Net Assets at End of Period (000’s)	$108
Ratios to Average Net Assets:
Gross Expenses	42.09%	**
Required Reimbursement^	(39.99%	)**

Net Expenses	2.10%	**

Net Investment Income	0.65%	**
Portfolio Turnover Rate	37%	**

Safeco Small-Cap Value Fund	For the Year Ended December 31

Class A	2003		2002	2001		2000		1999

Net Asset Value at Beginning of Period	$13.01		$13.57	$11.59		$12.55		$11.09
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.04		0.02	0.10		(0.04)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	5.49		(0.56)	1.98		(0.92)		1.55

Total from Investment Operations	5.53		(0.54)	2.08		(0.96)		1.46
Redemption Fees	0.01		—	—		—		—
Less Distributions
Dividends from Net Investment Income	(0.05)		(0.02)	(0.10)		—		—

Net Asset Value at End of Period	$18.50		$13.01	$13.57		$11.59		$12.55

Total Return†	42.61%		(4.01% )	17.92%		(7.65%	)	13.17%
Net Assets at End of Period (000’s)	$3,127		$1,507	$1,009		$847		$1,067
Ratios to Average Net Assets:
Gross Expenses	1.82%		1.75%	1.82%		1.92%		1.97%
Required Reimbursement^	(0.42%	)	(0.35% )	(0.38%	)	(0.52%	)	(0.50%	)

Net Expenses	1.40%		1.40%	1.44%		1.40%		1.47%

Net Investment Income (Loss)	0.38%		0.23%	0.75%		(0.32%	)	(0.79%	)
Portfolio Turnover Rate	52%		54%	141%		107%		117%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Small-Cap Value Fund	For the Year Ended December 31

Class B	2003		2002		2001		2000		1999

Net Asset Value at Beginning of Period	$12.48		$13.10		$11.19		$12.22		$10.88
Income (Loss) From Investment Operations
Net Investment Income (Loss)	(0.05)		(0.07)		0.01		(0.12)		(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	5.24		(0.55)		1.91		(0.91)		1.50

Total from Investment Operations	5.19		(0.62)		1.92		(1.03)		1.34
Redemption Fees	0.01		—		—		—		—
Less Distributions
Dividends from Net Investment Income	—		—		(0.01)		—		—

Net Asset Value at End of Period	$17.68		$12.48		$13.10		$11.19		$12.22

Total Return†	41.67%		(4.73%	)	17.11%		(8.43%	)	12.32%
Net Assets at End of Period (000’s)	$1,767		$1,333		$1,334		$1,144		$1,274
Ratios to Average Net Assets:
Gross Expenses	2.72%		2.54%		2.56%		2.63%		2.75%
Required Reimbursement^	(0.57%	)	(0.39%	)	(0.37%	)	(0.48%	)	(0.54%	)

Net Expenses	2.15%		2.15%		2.19%		2.15%		2.21%

Net Investment Income (Loss)	(0.36%	)	(0.57%	)	0.04%		(1.01%	)	(1.55%	)
Portfolio Turnover Rate	52%		54%		141%		107%		117%

Safeco Small-Cap Value Fund	Three-Month Period Ended December 31 #

Class C	2003

Net Asset Value at Beginning of Period	$15.13
Income (Loss) From Investment Operations
Net Investment Loss	(0.02)
Net Realized and Unrealized Gain on Investments	2.56

Total from Investment Operations	2.54
Redemption Fees	0.01

Net Asset Value at End of Period	$17.68

Total Return†	16.85%	*
Net Assets at End of Period (000’s)	$118
Ratios to Average Net Assets:
Gross Expenses	39.37%	**
Required Reimbursement^	(37.22%	)**

Net Expenses	2.15%	**

Net Investment Loss	(0.64%	)**
Portfolio Turnover Rate	52%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Large-Cap Growth Fund	For the Year Ended December 31		October 31, 2001 (Commencement of Operations) to December 31

Class A	2003	2002	2001

Net Asset Value at Beginning of Period	$7.73	$10.63	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.02)	(0.05)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.56	(2.83)	0.64

Total from Investment Operations	1.54	(2.88)	0.63
Less Distributions
Distributions from Realized Gains	—	(0.02)	—

Net Asset Value at End of Period	$9.27	$7.73	$10.63

Total Return†	19.92%	(27.12%)	6.30%	*
Net Assets at End of Period (000’s)	$1,088	$811	$1,074
Ratios to Average Net Assets:
Gross Expenses	2.79%	3.71%	4.54%	**
Voluntary Reimbursement^	(1.39%)	(2.06%)	(2.89%)	**

Net Expenses	1.40%	1.65%	1.65%	**

Net Investment Loss	(0.23%)	(0.55%)	(0.50%)	**
Portfolio Turnover Rate	50%	29%	2%	**

Safeco Large-Cap Growth Fund	For the Year Ended December 31		October 31, 2001 (Commencement of Operations) to December 31

Class B	2003	2002	2001

Net Asset Value at Beginning of Period	$7.66	$10.62	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.08)	(0.11)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.54	(2.83)	0.64

Total from Investment Operations	1.46	(2.94)	0.62
Less Distributions
Distributions from Realized Gains	—	(0.02)	—

Net Asset Value at End of Period	$9.12	$7.66	$10.62

Total Return†	19.06%	(27.71%)	6.20%	*
Net Assets at End of Period (000’s)	$960	$784	$1,062
Ratios to Average Net Assets:
Gross Expenses	3.55%	4.46%	5.29%	**
Voluntary Reimbursement^	(1.40%)	(2.06%)	(2.89%)	**

Net Expenses	2.15%	2.40%	2.40%	**

Net Investment Loss	(0.97%)	(1.32%)	(1.25%)	**
Portfolio Turnover Rate	50%	29%	2%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Large-Cap Growth Fund	For the Year Ended December 31			October 31, 2001 (Commencement of Operations) to December 31

Class C	2003		2002	2001

Net Asset Value at Beginning of Period	$7.66		$10.62	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.08)		(0.11)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.54		(2.83)	0.64

Total from Investment Operations	1.46		(2.94)	0.62
Less Distributions
Distributions from Realized Gains	—		(0.02)	—

Net Asset Value at End of Period	$9.12		$7.66	$10.62

Total Return†	19.06%		(27.71% )	6.20%	*
Net Assets at End of Period (000’s)	$927		$775	$1,062
Ratios to Average Net Assets:
Gross Expenses	3.46%		4.44%	5.29%	**
Voluntary Reimbursement^	(1.31%	)	(2.04% )	(2.89%	)**

Net Expenses	2.15%		2.40%	2.40%	**

Net Investment Loss	(0.98%	)	(1.32% )	(1.25%	)**
Portfolio Turnover Rate	50%		29%	2%	**

Safeco High-Yield Bond Fund	For the Year Ended December 31

Class A	2003		2002	2001	2000	1999

Net Asset Value at Beginning of Period	$4.89		$6.51	$7.26	$8.38	$8.78
Income (Loss) from Investment Operations
Net Investment Income	0.47		0.51	0.60	0.66	0.69
Net Realized and Unrealized Gain (Loss) on Investments	0.95		(1.64)	(0.75)	(1.12)	(0.40)

Total from Investment Operations	1.42		(1.13)	(0.15)	(0.46)	0.29
Redemption Fees	0.01		0.01	—	—	—
Less Distributions
Dividends from Net Investment Income	(0.47)		(0.50)	(0.60)	(0.66)	(0.69)

Net Asset Value at End of Period	$5.85		$4.89	$6.51	$7.26	$8.38

Total Return†	30.41%		(17.68% )	(2.29% )	(5.75% )	3.52%
Net Assets at End of Period (000’s)	$2,857		$1,934	$1,086	$1,144	$1,583
Ratios to Average Net Assets:
Gross Expenses	1.41%		1.63%	1.45%	1.56%	1.35%
Required Reimbursement^	(0.11%	)	(0.32% )	(0.13% )	(0.26% )	(0.17% )
Voluntary Reimbursement^	(0.15%	)	—	—	—	—

Net Expenses	1.15%		1.31%	1.32%	1.30%	1.18%

Net Investment Income	8.56%		9.32%	8.39%	8.38%	8.01%
Portfolio Turnover Rate	177%		163%	185%	45%	71%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco High-Yield Bond Fund	For the Year Ended December 31

Class B	2003		2002	2001	2000	1999

Net Asset Value at Beginning of Period	$4.89		$6.51	$7.25	$8.38	$8.78
Income (Loss) from Investment Operations
Net Investment Income	0.42		0.46	0.55	0.60	0.63
Net Realized and Unrealized Gain (Loss) on Investments	0.94		(1.64)	(0.74)	(1.13)	(0.40)

Total from Investment Operations	1.36		(1.18)	(0.19)	(0.53)	0.23
Redemption Fees	0.01		0.01	—	—	—
Less Distributions
Dividends from Net Investment Income	(0.42)		(0.45)	(0.55)	(0.60)	(0.63)

Net Asset Value at End of Period	$5.84		$4.89	$6.51	$7.25	$8.38

Total Return†	29.21%		(18.29% )	(2.88% )	(2.52% )	2.73%
Net Assets at End of Period (000’s)	$654		$630	$920	$995	$1,599
Ratios to Average Net Assets:
Gross Expenses	2.88%		2.54%	2.31%	2.35%	2.19%
Required Reimbursement^	(0.83%	)	(0.48% )	(0.25% )	(0.30% )	(0.22% )
Voluntary Reimbursement^	(0.15%	)	—	—	—	—

Net Expenses	1.90%		2.06%	2.06%	2.05%	1.97%

Net Investment Income	7.90%		8.41%	7.86%	7.73%	7.34%
Portfolio Turnover Rate	177%		163%	185%	45%	71%

Safeco High-Yield Bond Fund	For the Year Ended December 31				Eight-Month Period Ended December 31 #

Class C	2003		2002	2001	2000

Net Asset Value at Beginning of Period	$4.90		$6.52	$7.26	$7.90
Income (Loss) from Investment Operations
Net Investment Income	0.42		0.46	0.55	0.39
Net Realized and Unrealized Gain (Loss) on Investments	0.95		(1.64)	(0.74)	(0.64)

Total from Investment Operations	1.37		(1.18)	(0.19)	(0.25)
Redemption Fees	0.01		0.01	—	—
Less Distributions
Dividends from Net Investment Income	(0.42)		(0.45)	(0.55)	(0.39)

Net Asset Value at End of Period	$5.86		$4.90	$6.52	$7.26

Total Return†	29.35%		(18.26% )	(2.86% )	(3.25%	)*
Net Assets at End of Period (000’s)	$161		$93	$87	$92
Ratios to Average Net Assets:
Gross Expenses	2.45%		2.60%	2.15%	2.04%	**
Required Reimbursement^	(0.40%	)	(0.54% )	(0.09% )	—
Voluntary Reimbursement^	(0.15%	)	—	—	—

Net Expenses	1.90%		2.06%	2.06%	2.04%	**

Net Investment Income	7.80%		8.56%	7.88%	7.61%	**
Portfolio Turnover Rate	177%		163%	185%	45%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Intermediate-Term U.S. Government Fund	For the Year Ended December 31						Eight-Month Period Ended December 31 #

Class A	2003		2002		2001		2000

Net Asset Value at Beginning of Period	$9.88		$9.47		$9.35		$9.01
Income (Loss) From Investment Operations
Net Investment Income	0.36		0.43		0.52		0.36
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)		0.45		0.12		0.34

Total from Investment Operations	0.11		0.88		0.64		0.70
Less Distributions
Dividends from Net Investment Income	(0.40)		(0.47)		(0.52)		(0.36)

Net Asset Value at End of Period	$9.59		$9.88		$9.47		$9.35

Total Return†	1.14%		9.53%		7.02%		8.03%	*
Net Assets at End of Period (000’s)	$5,375		$740		$266		$105
Ratios to Average Net Assets:
Gross Expenses	1.31%		1.41%		1.47%		1.27%	**
Required Reimbursement^	(0.11%	)	(0.21%	)	(0.27%	)	(0.07%	)**
Voluntary Reimbursement^	(0.21%	)	—		—		—

Net Expenses	0.99%		1.20%		1.20%		1.20%	**

Net Investment Income	2.93%		3.99%		5.44%		5.97%	**
Portfolio Turnover Rate	78%		63%		63%		160%	**

Safeco Intermediate-Term U.S. Government Fund	For the Year Ended December 31						Eight-Month Period Ended December 31 #

Class B	2003		2002		2001		2000

Net Asset Value at Beginning of Period	$9.89		$9.47		$9.36		$9.01
Income (Loss) From Investment Operations
Net Investment Income	0.29		0.36		0.45		0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)		0.46		0.11		0.35

Total from Investment Operations	0.04		0.82		0.56		0.60
Less Distributions
Dividends from Net Investment Income	(0.33)		(0.40)		(0.45)		(0.25)

Net Asset Value at End of Period	$9.60		$9.89		$9.47		$9.36

Total Return†	0.38%		8.83%		6.10%		7.61%	*
Net Assets at End of Period (000’s)	$2,965		$337		$189		$139
Ratios to Average Net Assets:
Gross Expenses	2.10%		2.28%		2.14%		1.99%	**
Required Reimbursement^	(0.15%	)	(0.33%	)	(0.19%	)	(0.04%	)**
Voluntary Reimbursement^	(0.21%	)	—		—		—

Net Expenses	1.74%		1.95%		1.95%		1.95%	**

Net Investment Income	2.16%		3.49%		4.74%		5.22%	**
Portfolio Turnover Rate	78%		63%		63%		160%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from April 30, 2000 (initial issue date of Class A and B shares) through December 31, 2000.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Intermediate-Term U.S. Government Fund	Three-Month Period Ended December 31 #

Class C	2003

Net Asset Value at Beginning of Period	$9.71
Loss From Investment Operations
Net Investment Loss	(0.03)
Net Realized and Unrealized Loss on Investments	(0.01)

Total from Investment Operations	(0.04)
Less Distributions
Dividends from Net Investment Income	(0.07)

Net Asset Value at End of Period	$9.60

Total Return†	(0.27%	)*
Net Assets at End of Period (000’s)	$99
Ratios to Average Net Assets:
Gross Expenses	43.56%	**
Required Reimbursement^	(41.61%	)**
Voluntary Reimbursement^	(0.21%	)**

Net Expenses	1.74%	**

Net Investment Loss	(0.93%	)**
Portfolio Turnover Rate	78%	**

Safeco Intermediate-Term Bond Fund	For the Year Ended December 31

Class A	2003		2002		2001		2000		1999

Net Asset Value at Beginning of Period	$8.57		$8.40		$8.29		$7.90		$8.65
Income (Loss) From Investment Operations
Net Investment Income	0.31		0.39		0.43		0.46		0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)		0.20		0.11		0.39		(0.75)

Total from Investment Operations	0.28		0.59		0.54		0.85		(0.36)
Less Distributions
Dividends from Net Investment Income	(0.34)		(0.42)		(0.43)		(0.46)		(0.39)

Net Asset Value at End of Period	$8.51		$8.57		$8.40		$8.29		$7.90

Total Return†	3.30%		7.18%		6.69%		11.19%		(4.24% )
Net Assets at End of Period (000’s)	$1,166		$1,282		$1,092		$539		$573
Ratios to Average Net Assets:
Gross Expenses	2.05%		1.95%		1.97%		2.07%		1.87%
Required Reimbursement^	(0.90%	)	(0.80%	)	(0.82%	)	(0.92%	)	(0.66% )
Voluntary Reimbursement^	(0.16%	)	—		—		—		—

Net Expenses	0.99%		1.15%		1.15%		1.15%		1.21%

Net Investment Income	3.60%		4.48%		5.12%		5.80%		4.79%
Portfolio Turnover Rate	51%		93%		126%		102%		147%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Intermediate-Term Bond Fund	For the Year Ended December 31

Class B	2003		2002		2001		2000		1999

Net Asset Value at Beginning of Period	$8.56		$8.40		$8.28		$7.89		$8.64
Income (Loss) From Investment Operations
Net Investment Income	0.24		0.32		0.37		0.40		0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)		0.19		0.12		0.39		(0.75)

Total from Investment Operations	0.22		0.51		0.49		0.79		(0.43)
Less Distributions
Dividends from Net Investment Income	(0.27)		(0.35)		(0.37)		(0.40)		(0.32)

Net Asset Value at End of Period	$8.51		$8.56		$8.40		$8.28		$7.89

Total Return†	2.65%		6.26%		6.03%		10.39%		(4.98% )
Net Assets at End of Period (000’s)	$1,020		$1,024		$915		$746		$924
Ratios to Average Net Assets:
Gross Expenses	2.78%		2.67%		2.76%		2.79%		2.61%
Required Reimbursement^	(0.88%	)	(0.77%	)	(0.86%	)	(0.89%	)	(0.67% )
Voluntary Reimbursement^	(0.16%	)	—		—		—		—

Net Expenses	1.74%		1.90%		1.90%		1.90%		1.94%

Net Investment Income	2.89%		3.76%		4.40%		5.08%		4.02%
Portfolio Turnover Rate	51%		93%		126%		102%		147%

Safeco Intermediate-Term Bond Fund	Three-Month Period Ended December 31 #

Class C	2003

Net Asset Value at Beginning of Period	$8.56
Income From Investment Operations
Net Investment Income	0.04
Net Realized and Unrealized Gain on Investments	(0.03)

Total from Investment Operations	0.01
Less Distributions
Dividends from Net Investment Income	(0.07)

Net Asset Value at End of Period	$8.50

Total Return†	0.01	*
Net Assets at End of Period (000’s)	$99
Ratios to Average Net Assets:
Gross Expenses	42.54%	**
Required Reimbursement^	(40.64%	)**
Voluntary Reimbursement^	(0.16%	)**

Net Expenses	1.74%	**

Net Investment Income	1.90%	**
Portfolio Turnover Rate	51%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco California Tax-Free Income Fund	For the Year Ended December 31

Class A	2003	2002	2001	2000	1999

Net Asset Value at Beginning of Period	$12.67	$12.40	$12.50	$11.05	$12.74
Income (Loss) From Investment Operations
Net Investment Income	0.56	0.57	0.58	0.53	0.52
Net Realized and Unrealized Gain (Loss) on Investments	0.03	0.43	(0.11)	1.45	(1.69)

Total from Investment Operations	0.59	1.00	0.47	1.98	(1.17)
Less Distributions
Dividends from Net Investment Income	(0.53)	(0.51)	(0.57)	(0.53)	(0.52)
Distributions in Excess of Net Investment Income	—	(0.04)	—	—	—
Distributions from Realized Gains	(0.04)	(0.18)	—	—	—

Total Distributions	(0.57)	(0.73)	(0.57)	(0.53)	(0.52)

Net Asset Value at End of Period	$12.69	$12.67	$12.40	$12.50	$11.05

Total Return†	4.79%	8.31%	3.82%	18.41%	(9.41% )
Net Assets at End of Period (000’s)	$741	$636	$645	$675	$740
Ratios to Average Net Assets:
Gross Expenses	1.06%	1.06%	1.06%	1.05%	1.07%
Voluntary Reimbursement^	(0.20% )	—	—	—	—

Net Expenses	0.86%	1.06%	1.06%	1.05%	1.07%

Net Investment Income	4.49%	4.25%	4.66%	4.62%	4.36%
Portfolio Turnover Rate	19%	25%	32%	26%	25%

Safeco California Tax-Free Income Fund	For the Year Ended December 31

Class B	2003	2002	2001	2000	1999

Net Asset Value at Beginning of Period	$12.65	$12.39	$12.49	$11.04	$12.73
Income (Loss) From Investment Operations
Net Investment Income	0.47	0.48	0.49	0.45	0.43
Net Realized and Unrealized Gain (Loss) on Investments	0.02	0.42	(0.11)	1.45	(1.69)

Total from Investment Operations	0.49	0.90	0.38	1.90	(1.26)
Less Distributions
Dividends from Net Investment Income	(0.44)	(0.42)	(0.48)	(0.45)	(0.43)
Distributions in Excess of Net Investment Income	—	(0.04)	—	—	—
Distributions from Realized Gains	(0.04)	(0.18)	—	—	—

Total Distributions	(0.48)	(0.64)	(0.48)	(0.45)	(0.43)

Net Asset Value at End of Period	$12.66	$12.65	$12.39	$12.49	$11.04

Total Return†	3.96%	7.47%	3.02%	17.63%	(10.07% )
Net Assets at End of Period (000’s)	$1,021	$1,111	$1,613	$1,176	$799
Ratios to Average Net Assets:
Gross Expenses	1.76%	1.77%	1.80%	1.72%	1.80%
Voluntary Reimbursement^	(0.15% )	—	—	—	—

Net Expenses	1.61%	1.77%	1.80%	1.72%	1.80%

Net Investment Income	3.74%	3.54%	3.97%	3.88%	3.63%
Portfolio Turnover Rate	19%	25%	32%	26%	25%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco California Tax-Free Income Fund	Three-Month Period Ended December 31 #

Class C	2003

Net Asset Value at Beginning of Period	$12.55
Income From Investment Operations
Net Investment Income	0.14
Net Realized and Unrealized Gain on Investments	0.09

Total from Investment Operations	0.23
Less Distributions
Dividends from Net Investment Income	(0.11)
Distributions from Realized Gains	(0.01)

Total Distributions	(0.12)

Net Asset Value at End of Period	$12.66

Total Return†	1.91%	*
Net Assets at End of Period (000’s)	$101
Ratios to Average Net Assets:
Gross Expenses	4.09%	**
Required Reimbursement^	(2.19%	)**
Voluntary Reimbursement^	(0.29%	)**

Net Expenses	1.61%	**

Net Investment Income	4.60%	**
Portfolio Turnover Rate	19%	**

Safeco Municipal Bond Fund	For the Year Ended December 31

Class A	2003		2002	2001	2000	1999

Net Asset Value at Beginning of Period	$14.46		$13.98	$13.97	$12.90	$14.45
Income (Loss) From Investment Operations
Net Investment Income	0.66		0.66	0.66	0.65	0.64
Net Realized and Unrealized Gain (Loss) on Investments	0.13		0.69	0.02	1.07	(1.55)

Total from Investment Operations	0.79		1.35	0.68	1.72	(0.91)
Less Distributions
Dividends from Net Investment Income	(0.63)		(0.64)	(0.64)	(0.65)	(0.64)
Distributions from Realized Gains	(0.17)		(0.23)	(0.03)	—	—

Total Distributions	(0.80)		(0.87)	(0.67)	(0.65)	(0.64)

Net Asset Value at End of Period	$14.45		$14.46	$13.98	$13.97	$12.90

Total Return†	5.66%		9.99%	4.92%	13.76%	(6.47% )
Net Assets at End of Period (000’s)	$6,538		$3,787	$1,273	$1,052	$929
Ratios to Average Net Assets:
Expenses	0.87%		0.89%	0.98%	0.97%	0.98%
Net Investment Income	4.58%		4.74%	4.63%	4.96%	4.66%
Portfolio Turnover Rate	20%		19%	9%	32%	17%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Municipal Bond Fund	For the Year Ended December 31

Class B	2003		2002	2001	2000	1999

Net Asset Value at Beginning of Period	$14.42		$13.95	$13.94	$12.88	$14.43
Income (Loss) From Investment Operations
Net Investment Income	0.55		0.55	0.55	0.56	0.54
Net Realized and Unrealized Gain (Loss) on Investments	0.14		0.68	0.02	1.06	(1.55)

Total from Investment Operations	0.69		1.23	0.57	1.62	(1.01)
Less Distributions
Dividends from Net Investment Income	(0.52)		(0.53)	(0.53)	(0.56)	(0.54)
Distributions from Realized Gains	(0.17)		(0.23)	(0.03)	—	—

Total Distributions	(0.69)		(0.76)	(0.56)	(0.56)	(0.54)

Net Asset Value at End of Period	$14.42		$14.42	$13.95	$13.94	$12.88

Total Return†	4.93%		9.07%	4.14%	12.87%	(7.14% )
Net Assets at End of Period (000’s)	$3,141		$2,494	$1,236	$686	$1,322
Ratios to Average Net Assets:
Expenses	1.66%		1.68%	1.73%	1.71%	1.70%
Net Investment Income	3.78%		3.86%	3.87%	4.24%	3.94%
Portfolio Turnover Rate	20%		19%	9%	32%	17%

Safeco Municipal Bond Fund	Three-Month Period Ended December 31 #

Class C	2003

Net Asset Value at Beginning of Period	$14.45
Income From Investment Operations
Net Investment Income	0.16
Net Realized and Unrealized Gain on Investments	0.04

Total from Investment Operations	0.20
Less Distributions
Dividends from Net Investment Income	(0.13)
Distributions from Realized Gains	(0.10)

Total Distributions	(0.23)

Net Asset Value at End of Period	$14.42

Total Return†	1.40%	*
Net Assets at End of Period (000’s)	$100
Ratios to Average Net Assets:
Expenses	43.13%	**
Required Reimbursement^	(41.26%	)**

Net Expenses	1.87%	**

Net Investment Income	4.36%	**
Portfolio Turnover Rate	20%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Class A			Class B			Class C

Safeco Intermediate-Term Municipal Bond Fund	Ten-Month Period Ended December 31 #			Ten-Month Period Ended December 31 #			Ten-Month Period Ended December 31 #

	2003			2003			2003

Net Asset Value at Beginning of Period	$11.21			$11.21			$11.21
Income (Loss) from Investment Operations
Net Investment Income	0.32			0.26			0.26
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)			(0.02)			(0.02)

Total from Investment Operations	0.31			0.24			0.24
Less Distributions
Dividends from Net Investment Income	(0.32)			(0.26)			(0.26)
Distributions from Realized Gains	(0.06)			(0.06)			(0.06)

Total Distributions	(0.38)			(0.32)			(0.32)

Net Asset Value at End of Period	$11.14			$11.13			$11.13

Total Return†	3.07% *			2.38% *			2.39% *
Net Assets at End of Period (000’s)	$416			$150			$99
Ratios to Average Net Assets:
Gross Expenses**	7.70%			16.43%			20.82%
Required Reimbursement^**	(6.55% )			(14.53% )			(18.92% )
Voluntary Reimbursement^**	(0.30% )			(0.30% )			(0.30% )

Net Expenses**	0.85%			1.60%			1.60%

Net Investment Income**	3.51%			2.78%			2.81%
Portfolio Turnover Rate**	22%			22%			22%

Safeco Money Market Fund	For the Year Ended December 31

Class A	2003	2002		2001	2000		1999

Net Asset Value at Beginning of Period	$1.00	$1.00		$1.00	$1.00		$1.00
Income From Investment Operations
Net Investment Income	0.01	0.01		0.04	0.06		0.05
Less Distributions	(0.01)	(0.01)		(0.04)	(0.06)		(0.05)

Net Asset Value at End of Period	$1.00	$1.00		$1.00	$1.00		$1.00

Total Return	0.55%	1.28%		3.75%	5.91%		4.64%
Net Assets at End of Period (000’s)	$6,641	$5,429		$5,193	$4,532		$3,554
Ratios to Average Net Assets:
Gross Expenses	0.98%	0.96%		0.99%	1.04%		1.00%
Required Reimbursement^	(0.20% )	(0.17%	)	(0.19% )	(0.24%	)	(0.20% )

Net Expenses	0.78%	0.79%		0.80%	0.80%		0.80%

Net Investment Income	0.54%	1.26%		3.68%	5.88%		4.60%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
#	For the period from March 7, 2003 (initial issue date of Class A, B and C shares) through December 31, 2003.
^	See Note 7 to the financial statements.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

Safeco Money Market Fund	For the Year Ended December 31

Class B	2003		2002		2001		2000		1999

Net Asset Value at Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income From Investment Operations
Net Investment Income	0.01		0.01		0.04		0.06		0.05
Less Distributions	(0.01)		(0.01)		(0.04)		(0.06)		(0.05)

Net Asset Value at End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.55%		1.28%		3.75%		5.93%		4.65%
Net Assets at End of Period (000’s)	$1,173		$1,081		$1,192		$742		$979
Ratios to Average Net Assets:
Gross Expenses	1.17%		1.03%		1.00%		1.13%		1.08%
Required Reimbursement^	(0.39%	)	(0.24%	)	(0.20%	)	(0.33%	)	(0.26%	)

Net Expenses	0.78%		0.79%		0.80%		0.80%		0.82%

Net Investment Income	0.56%		1.27%		3.61%		5.78%		4.56%

Safeco Money Market Fund	For the Year Ended December 31						Eight-Month Period Ended December 31 #

Class C	2003		2002		2001		2000

Net Asset Value at Beginning of Period	$1.00		$1.00		$1.00		$1.00
Income From Investment Operations
Net Investment Income	0.01		0.01		0.04		0.04
Less Distributions	(0.01)		(0.01)		(0.04)		(0.04)

Net Asset Value at End of Period	$1.00		$1.00		$1.00		$1.00

Total Return	0.55%		1.28%		3.75%		4.08%	*
Net Assets at End of Period (000’s)	$138		$123		$112		$100
Ratios to Average Net Assets:
Gross Expenses	1.01%		1.18%		0.88%		0.98%	**
Required Reimbursement^	(0.23%	)	(0.39%	)	(0.08%	)	(0.18%	)**

Net Expenses	0.78%		0.79%		0.80%		0.80%	**

Net Investment Income	0.54%		1.27%		3.64%		5.93%	**

*	Not annualized.
**	Annualized.
#	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	See Note 7 to the financial statements

SEE NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements

1.    GENERAL

This financial report is on the 15 Safeco Mutual Funds that issue Class A, B, C and Institutional shares. Each Fund is a series of one of the following trusts (each a “Trust”) listed below. Each Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Safeco Common Stock Trust

Safeco Growth Opportunities Fund

Safeco Core Equity Fund (formerly the Safeco Equity Fund)

Safeco Large-Cap Value Fund (formerly the Safeco Dividend Income Fund)

Safeco Multi-Cap Core Fund (formerly the Safeco Northwest Fund)

Safeco International Stock Fund

Safeco Balanced Fund

Safeco Small-Cap Value Fund (formerly the Safeco Small Company Value Fund)

Safeco Large-Cap Growth Fund (formerly the Safeco U.S. Growth Fund)

Safeco Taxable Bond Trust

Safeco High-Yield Bond Fund

Safeco Intermediate-Term U.S. Government Fund (formerly the Safeco U.S. Government Fund)

Safeco Managed Bond Trust

Safeco Intermediate-Term Bond Fund (formerly the Safeco Managed Bond Fund)

Safeco Tax-Exempt Bond Trust

Safeco California Tax-Free Income Fund

Safeco Municipal Bond Fund

Safeco Intermediate-Term Municipal Bond Fund

Safeco Money Market Trust

Safeco Money Market Fund

The Funds offer up to five classes of shares:

*	Investor Class shares—sold directly to shareholders with no associated sales charges.

*	Class A, Class B, and Class C shares—sold by financial advisors to shareholders with associated sales and distribution charges.

*	Institutional Class shares (International Stock Fund only)—sold directly to financial institutions subject to minimum investment requirements as outlined in the Prospectus.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution, shareholder service, and transfer agent expenses. Each class of shares has exclusive voting rights with respect to matters that affect only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the sixth anniversary of issuance.

In connection with issuing Class A, B and C shares, the Funds have adopted a Plan of Distribution (the “Plan”). Under the Plan, these classes pay a service fee to the distributor, Safeco Securities, Inc., at the annual rate of 0.25% of the average daily net assets of each class. Class B and Class C shares also pay the

Notes to Financial Statements

distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of each class. Under the Plan, the distributor uses the service fees primarily to compensate persons for providing ongoing services to shareholders. The distributor uses the distribution fees primarily to offset commissions it pays to financial advisors for selling these shares.

On September 29, 2003, Safeco Corporation announced that it planned to sell the Safeco Life and Investments division of Safeco Corporation. Among other entities, this division includes Safeco Asset Management Company, Safeco Securities, Inc., and Safeco Services Corporation, all of which are affiliates of the Funds. See Note 7 of the financial statements for descriptions of these entities and their relationship to the Funds. As of January 30, 2004 no definitive agreement has been reached regarding this sale.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Security Valuation.    Equity investments listed on securities exchanges are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Values for equity portfolio securities traded primarily on the NASDAQ National Market System are based on the NASDAQ Official Closing Price, unless there are no transactions, in which case the value is based on the last reported bid price. Values for fixed income portfolio securities (other than short-term securities) are based on matrix pricing models, which consider bid prices, quotations from dealers, transactions in comparable securities, and various relationships between securities. Short-term portfolio securities maturing within 60 days at the time of purchase are valued at amortized cost, which approximates market value. Short-term investments in other mutual funds are valued at the net asset value of the respective fund. Securities in the money market funds are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time, but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Trustees to represent the fair value.

Security Transactions.    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost basis.

Forward Commitment.    The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Funds’ ability to manage their investment portfolios and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in each respective Portfolio of Investments. With respect to such transactions, liquid securities, with a value at least equal to the market value of the commitment, are segregated on the accounting records of the respective Fund.

Dividend and Interest Income Recognition.    Dividend income less foreign taxes withheld (if any) for the Common Stock Trust is recorded on the ex-dividend date or upon receipt of ex-dividend notification

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements

in the case of certain foreign securities. Bond premiums and discounts are amortized to either call or maturity dates. In the Tax-Exempt Bond Trust, market discount on bonds purchased after April 30, 1993 is recorded as taxable income. Interest is recorded on an accrual basis.

Securities Lending Income.    The Common Stock Trust (excluding the International Stock and Large-Cap Growth Funds), High-Yield Bond and the Intermediate-Term Bond Funds may lend portfolio securities to broker-dealers and to qualified banks. The loans are secured by cash collateral in an amount equal to at least 102% of the market value, as of the prior business day, of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Funds continue to receive payments for the interest and dividends on the loaned securities, while earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or each Fund. Upon termination of the loan, the borrower is required to return to each Fund securities identical to the loaned securities. The Funds generally share the interest earned on the cash collateral with the borrower and the securities lending administrator. Gain or loss in the value of the securities loaned that occur during the term of the loan will be for the account of each Fund.

Expense Allocation.    Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

Redemption Fees.    Shares held for less than 90 days for the Growth Opportunities, Multi-Cap Core, International Stock, Small-Cap Value, Large-Cap Growth, High-Yield Bond, Municipal Bond and Intermediate-Term U.S. Government Funds are subject to an early redemption fee equal to 2% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid in capital for financial statement reporting purposes.

Dividends and Distributions to Shareholders.    For the Growth Opportunities, Multi-Cap Core, International Stock, Small-Cap Value and Large-Cap Growth Funds, net investment income (if any) is distributed to shareholders on the last business day (ex-dividend date) of December. For the Core Equity, Large-Cap Value, and Balanced Funds, net investment income (if any) is distributed as of the last business day of March, June, September and December. Net investment income for Funds in the Taxable Bond Trust, Managed Bond Trust, Tax-Exempt Bond Trust and Money Market Trust is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. Net gains realized from security transactions on investments, if any, are normally distributed to shareholders in March and December. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income and Excise Taxes.    Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a manner that results in no taxes to the Funds. Therefore, no Federal income or excise tax provision is required. In addition, the Tax-Exempt Bond Trust intends to satisfy conditions that will enable it to pay dividends which, for shareholders, are exempt from Federal income taxes. However, certain Fund distributions may be taxable, including any portion of dividends representing net capital gains and income derived from certain bonds bought below their issue price (at a discount).

Notes to Financial Statements

Foreign Currency Translation.    The accounting records of the International Stock Fund are maintained in U.S. Dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. Dollars at prevailing exchange rates. Purchases and sales of investment securities, and dividend and interest income, are translated at the rates of exchange prevailing on the respective dates of such transactions. The International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses from foreign currency transactions arise from gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Stock Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Foreign Exchange Contracts.    The International Stock Fund may enter into foreign currency exchange contracts and forward foreign currency exchange contracts as a way of managing foreign currency exchange rate risk. The International Stock Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the International Stock Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the International Stock Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses on foreign currency contracts are recorded on settlement date of the foreign currency exchange contract and are included in the Statements of Assets and Liabilities and the Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. With respect to forward foreign currency exchange contracts, liquid securities, with a value at least equal to the market value of the commitment, are segregated on the accounting records of the Fund.

Estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

3.    INVESTMENT TRANSACTIONS

Following is a summary of investment transactions (excluding short-term securities) during the year ended December 31, 2003 (in thousands):

	Purchases	Sales

Growth Opportunities Fund	$209,591	$295,903
Core Equity Fund	160,920	239,447
Large-Cap Value Fund	50,317	56,733
Multi-Cap Core Fund	19,784	23,310
International Stock Fund	16,203	9,172
Balanced Fund	7,002	6,388
Small-Cap Value Fund	23,122	28,419
Large-Cap Growth Fund	3,019	2,431
High-Yield Bond Fund	67,309	65,608
Intermediate-Term U.S. Government Fund	47,153	55,475
Intermediate-Term Bond Fund	5,193	5,833
California Tax-Free Income Fund	16,858	26,157
Municipal Bond Fund	114,090	128,602
Intermediate-Term Municipal Bond Fund	3,686	3,701

Purchases include $526, $16,989 and $553 of U.S. Government securities in the Balanced, Intermediate-Term U.S. Government, and Intermediate-Term Bond Funds, respectively.

Sales include $386, $20,962 and $980 of U.S. Government securities in the Balanced, Intermediate-Term U.S. Government, and Intermediate-Term Bond Funds, respectively.

Notes to Financial Statements

4.    COMPONENTS OF DISTRIBUTABLE EARNINGS

Components of distributable earnings on a tax basis at December 31, 2003, were as follows (in thousands):

	Growth Opportunities Fund	Core Equity Fund	Large-Cap Value Fund	Multi-Cap Core Fund

Federal Tax Cost on Investments	$544,109	$530,971	$120,549	$67,575

Gross Unrealized Appreciation on Investments	$167,577	$243,175	$38,136	$32,407
Gross Unrealized Depreciation on Investments	(47,642)	(20,305)	(3,254)	(4,099)

Net Unrealized Appreciation on Investments	119,935	222,870	34,882	28,308
Capital Loss Carryforward*	(149,762)	(65,574)	(5,802)	(12,689)

Distributable Earnings	$(29,827)	$157,296	$29,080	$15,619

	International Stock Fund	Balanced Fund	Small-Cap Value Fund	Large-Cap Growth Fund

Federal Tax Cost on Investments	$26,244	$18,043	$41,790	$5,293

Gross Unrealized Appreciation on Investments	$9,233	$2,677	$16,552	$752
Gross Unrealized Depreciation on Investments	(1,774)	(435)	(707)	(148)

Net Unrealized Appreciation on Investments	7,459	2,242	15,845	604
Capital Loss Carryforward*	(6,921)	(1,101)	(5,088)	(774)
Deferred Loss**	(117)	—	—	(95)

Distributable Earnings	$421	$1,141	$10,757	$(265)

*	At December 31, 2003, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal income tax purposes, which expire as follow (in thousands):

	2007	2008	2009	2010	2011	Total

Growth Opportunities Fund	$36	$—	$7,990	$82,677	$59,059	$149,762
Core Equity Fund	—	—	18,667	25,302	21,605	65,574
Large-Cap Value Fund	—	462	298	4,526	516	5,802
Multi-Cap Core Fund	—	167	4,512	6,946	1,064	12,689
International Stock Fund	—	—	3,062	2,532	1,327	6,921
Balanced Fund	—	100	—	686	315	1,101
Small-Cap Value Fund	4,351	—	737	—	—	5,088
Large-Cap Growth Fund	—	—	—	451	323	774

**	From November 1, 2003, through December 31, 2003, the funds incurred net realized capital losses. As permitted by tax regulations, these funds have elected to defer those losses and treat them as arising on January 1, 2004.

Differences between financial statement reporting basis and tax-basis reporting are attributable primarily to the tax deferral of losses on wash sales, premium and discount amortization methods, classification of paydown gains and losses, and amortization methods of deferred offering costs.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements

Components of distributable earnings on a tax basis at December 31, 2003, were as follows (in thousands):

	High-Yield Bond Fund	Intermediate-Term U.S. Government Fund	Intermediate-Term Bond Fund

Federal Tax Cost on Investments	$43,265	$73,929	$9,754

Gross Unrealized Appreciation on Investments	$3,737	$1,078	$231
Gross Unrealized Depreciation on Investments	(517)	(860)	(50)

Net Unrealized Appreciation on Investments	3,220	218	181
Capital Loss Carryforward*	(26,626)	(1,398)	(237)
Deferred Loss**	—	(46)	—

Distributable Earnings	$(23,406)	$(1,226)	$(56)

	California Tax- Free Income Fund	Municipal Bond Fund	Intermediate-Term Municipal Bond Fund

Federal Tax Cost on Investments	$79,157	$504,939	$15,637

Gross Unrealized Appreciation on Investments	$7,347	$60,601	$1,032
Gross Unrealized Depreciation on Investments	(155)	(449)	—

Net Unrealized Appreciation on Investments	7,192	60,152	1,032
Undistributed Long-Term Capital Gain	127	3,733	36

Distributable Earnings	$7,319	$63,885	$1,068

*	At December 31, 2003, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal income tax purposes, which expire as follows (in thousands):

	2004	2005	2006	2007	2008	2009	2010	2011	Total

High-Yield Bond Fund	$339	$—	$58	$1,769	$4,090	$11,224	$8,183	$963	$26,626
Intermediate-Term U.S. Government Fund	—	—	—	742	656	—	—	—	1,398
Intermediate-Term Bond Fund	—	—	—	43	82	—	112	—	237

**	From November 1, 2003, through December 31, 2003, the funds incurred net realized capital losses. As permitted by tax regulations, these funds have elected to defer those losses and treat them as arising on January 1, 2004.

Differences between financial statement reporting basis and tax-basis reporting is attributable primarily to the tax deferral of losses on wash sales, premium and discount amortization methods and the classification of paydown gains and losses.

Notes to Financial Statements

5.    TRUST SHARE TRANSACTIONS

Following is a summary of transactions in Trust shares and the related amounts (in thousands):

	Investor Class		Class A		Class B		Class C
	2003*	2002*	2003*	2002*	2003*	2002*	2003*	2002*

Safeco Growth Opportunities Fund

Shares:
Sales	3,665	14,823	770	637	39	61	1	2
Reinvestments	—	—	—	—	—	—	—	—
Redemptions	(7,773)	(21,207)	(1,010)	(773)	(97)	(75)	(2)	—

Net Change	(4,108)	(6,384)	(240)	(136)	(58)	(14)	(1)	2

Amounts:
Sales	$71,571	$354,421	$15,684	$13,504	$676	$1,247	$11	$51
Reinvestments	—	—	—	—	—	—	—	—
Redemptions	(154,829)	(491,344)	(20,480)	(17,351)	(1,783)	(1,471)	(34)	(2)

Net Change	$(83,258)	$(136,923)	$(4,796)	$(3,847)	$(1,107)	$(224)	$(23)	$49

Safeco Core Equity Fund

Shares:
Sales	3,532	2,985	350	254	58	71	2	3
Reinvestments	306	416	5	6	—	—	—	—
Redemptions	(9,757)	(13,153)	(420)	(394)	(198)	(180)	—	(2)

Net Change	(5,919)	(9,752)	(65)	(134)	(140)	(109)	2	1

Amounts:
Sales	$51,062	$47,599	$5,286	$3,899	$836	$1,071	$25	$43
Reinvestments	4,537	5,965	66	78	—	—	—	—
Redemptions	(142,252)	(205,803)	(6,399)	(6,094)	(2,905)	(2,680)	(5)	(27)

Net Change	$(86,653)	$(152,239)	$(1,047)	$(2,117)	$(2,069)	$(1,609)	$20	$16

Safeco Large-Cap Value Fund

Shares:
Sales	1,234	986	43	9	32	4	1	1
Reinvestments	98	126	—	1	—	—	—	—
Redemptions	(1,924)	(1,902)	(14)	(10)	(20)	(17)	—	—

Net Change	(592)	(790)	29	—	12	(13)	1	1

Amounts:
Sales	$19,083	$16,294	$724	$162	$526	$67	$8	$11
Reinvestments	1,628	2,034	8	8	3	4	—	—
Redemptions	(30,311)	(31,760)	(232)	(165)	(332)	(288)	—	—

Net Change	$(9,600)	$(13,432)	$500	$5	$197	$(217)	$8	$11

*	For the year ended December 31.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

5.    Trust Share Transactions (continued)

	Investor Class		Class A		Class B		Class C
	2003*	2002*	2003*	2002*	2003*	2002*	2003*	2002*

Safeco Multi-Cap Core Fund

Shares:
Sales	385	1,027	107	70	21	23	3	—
Reinvestments	1	—	—	—	—	—	—	—
Redemptions	(585)	(1,521)	(83)	(96)	(71)	(67)	—	—

Net Change	(199)	(494)	24	(26)	(50)	(44)	3	—

Amounts:
Sales	$6,609	$18,172	$1,753	$1,113	$336	$358	$51	$4
Reinvestments	17	—	—	—	—	—	—	—
Redemptions	(9,777)	(26,179)	(1,263)	(1,472)	(1,155)	(1,051)	—	(4)

Net Change	$(3,151)	$(8,007)	$490	$(359)	$(819)	$(693)	$51	$—

	Investor Class		Class A		Class B		Class C		Institutional Class
	2003*	2002*	2003*	2002*	2003*	2002*	2003*	2002*	2003**

	Safeco International Stock Fund

Shares:
Sales	660	930	1,361	189	14	9	6	2	872
Reinvestments	19	16	1	1	—	—	—	—	4
Redemptions	(588)	(1,002)	(1,320)	(188)	(32)	(19)	(6)	—	(49)

Net Change	91	(56)	42	2	(18)	(10)	—	2	827

Amounts:
Sales	$5,772	$8,824	$10,732	$1,865	$113	$81	$53	$14	$7,663
Reinvestments	198	137	14	6	4	—	—	—	44
Redemptions	(5,101)	(9,611)	(10,417)	(1,871)	(279)	(184)	(54)	—	(475)

Net Change	$869	$(650)	$329	$—	$(162)	$(103)	$(1)	$14	$7,232

	Investor Class		Class A		Class B		Class C
	2003*	2002*	2003*	2002*	2003*	2002*	2003***

	Safeco Balanced Fund

Shares:
Sales	260	273	53	31	44	21	9
Reinvestments	20	22	2	4	2	3	—
Redemptions	(188)	(244)	(67)	(30)	(53)	(35)	—

Net Change	92	51	(12)	5	(7)	(11)	9

Amounts:
Sales	$2,824	$3,037	$584	$342	$480	$228	$100
Reinvestments	213	237	28	41	21	31	—
Redemptions	(2,035)	(2,714)	(698)	(321)	(575)	(382)	—

Net Change	$1,002	$560	$(86)	$62	$(74)	$(123)	$100

*	For the year ended December 31.
**	For the period from March 7, 2003 (initial issue date of Institutional Class shares) through December 31, 2003.
***	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.

Notes to Financial Statements

5.    Trust Share Transactions (continued)

	Investor Class		Class A		Class B		Class C
	2003*	2002*	2003*	2002*	2003*	2002*	2003**

	Safeco Small-Cap Value Fund

Shares:
Sales	1,136	2,591	176	148	15	25	7
Reinvestments	15	11	1	—	—	—	—
Redemptions	(1,484)	(1,896)	(124)	(106)	(22)	(20)	—

Net Change	(333)	706	53	42	(7)	5	7

Amounts:
Sales	$16,760	$35,845	$2,497	$1,927	$226	$315	$101
Reinvestments	280	147	8	1	—	—	—
Redemptions	(22,817)	(25,903)	(1,668)	(1,372)	(309)	(251)	—

Net Change	$(5,777)	$10,089	$837	$556	$(83)	$64	$101

	Investor Class		Class A		Class B		Class C
	2003*	2002*	2003*	2002*	2003*	2002*	2003*	2002*

	Safeco Large-Cap Growth Fund

Shares:
Sales	95	110	14	4	4	2	1	1
Reinvestments	—	—	—	—	—	—	—	—
Redemptions	(57)	(63)	(2)	—	(1)	—	—	—

Net Change	38	47	12	4	3	2	1	1

Amounts:
Sales	$788	$922	$120	$36	$32	$23	$4	$9
Reinvestments	—	2	—	—	—	—	—	—
Redemptions	(468)	(539)	(13)	—	(7)	(4)	—	—

Net Change	$320	$385	$107	$36	$25	$19	$4	$9

	Safeco High-Yield Bond Fund

Shares:
Sales	6,902	6,364	1,715	298	17	11	9	6
Reinvestments	435	413	18	9	8	10	1	1
Redemptions	(7,290)	(7,999)	(1,640)	(78)	(42)	(34)	(1)	(1)

Net Change	47	(1,222)	93	229	(17)	(13)	9	6

Amounts:
Sales	$36,932	$35,787	$9,111	$1,414	$87	$66	$51	$32
Reinvestments	2,364	2,242	96	46	45	54	4	1
Redemptions	(39,348)	(46,105)	(8,882)	(473)	(223)	(180)	(7)	(3)

Net Change	$(52)	$(8,076)	$325	$987	$(91)	$(60)	$48	$30

*	For the year ended December 31.
**	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements

5.    TRUST SHARE TRANSACTIONS (continued)

	Investor Class		Class A		Class B		Class C
	2003*	2002*	2003*	2002*	2003*	2002*	2003**

	Safeco Intermediate-Term U.S. Government Fund

Shares:
Sales	3,019	1,945	537	61	318	14	10
Issued on Merger (Note 9)	2,246	—	453	—	299	—	—
Reinvestments	210	218	8	2	3	1	—
Redemptions	(1,968)	(1,308)	(59)	(16)	(47)	(1)	—

Net Change	3,507	855	939	47	573	14	10

Amounts:
Sales	$7,556	$18,802	$811	$594	$189	$139	$100
Value of Shares Issued on Merger (Note 9)	21,744	—	4,382	—	2,897	—	—
Reinvestments	2,040	2,111	77	14	34	5	—
Redemptions	(19,096)	(12,643)	(569)	(155)	(454)	(6)	—

Net Change	$12,244	$8,270	$4,701	$453	$2,666	$138	$100

	Safeco Intermediate-Term Bond Fund

Shares:
Sales	122	251	614	53	16	20	12
Reinvestments	20	23	5	6	3	4	—
Redemptions	(229)	(183)	(632)	(40)	(19)	(13)	—

Net Change	(87)	91	(13)	19	—	11	12

Amounts:
Sales	$1,048	$2,116	$5,251	$452	$140	$169	$100
Reinvestments	172	196	44	50	26	32	—
Redemptions	(1,954)	(1,537)	(5,403)	(335)	(163)	(111)	—

Net Change	$(734)	$775	$(108)	$167	$3	$90	$100

	Safeco California Tax-Free Income Fund

Shares:
Sales	1,589	2,842	36	10	10	2	8
Reinvestments	256	353	2	2	3	3	—
Redemptions	(2,450)	(3,106)	(30)	(14)	(20)	(47)	—

Net Change	(605)	89	8	(2)	(7)	(42)	8

Amounts:
Sales	$19,950	$35,465	$461	$127	$130	$20	$100
Reinvestments	3,227	4,385	22	26	32	43	—
Redemptions	(30,864)	(38,991)	(368)	(173)	(254)	(591)	—

Net Change	$(7,687)	$859	$115	$(20)	$(92)	$(528)	$100

*	For the year ended December 31.
**	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.

Notes to Financial Statements

5.    TRUST SHARE TRANSACTIONS (continued)

	Investor Class		Class A		Class B		Class C
	2003*	2002*	2003*	2002*	2003*	2002*	2003**

	Safeco Municipal Bond Fund

Shares:
Sales	16,199	13,812	1,094	249	67	83	7
Reinvestments	1,603	1,740	17	7	8	4	—
Redemptions	(18,217)	(14,345)	(921)	(85)	(30)	(3)	—

Net Change	(415)	1,207	190	171	45	84	7

Amounts:
Sales	$233,513	$197,158	$15,743	$3,600	$972	$1,191	$100
Reinvestments	23,123	24,805	252	95	113	67	—
Redemptions	(262,964)	(205,449)	(13,295)	(1,207)	(425)	(47)	—

Net Change	$(6,328)	$16,514	$2,700	$2,488	$660	$1,211	$100

	Investor Class		Class A	Class B	Class C
	2003*	2002*	2003+	2003+	2003+

	Safeco Intermediate-Term Municipal Bond Fund

Shares:
Sales	308	571	36	13	9
Reinvestments	40	43	1	—	—
Redemptions	(392)	(537)	—	—	—

Net Change	(44)	77	37	13	9

Amounts:
Sales	$3,411	$6,283	$415	$150	$100
Reinvestments	437	473	7	1	—
Redemptions	(4,366)	(5,930)	—	—	—

Net Change	$(518)	$826	$422	$151	$100

	Investor Class		Class A		Class B		Class C
	2003*	2002*	2003*	2002*	2003*	2002*	2003*	2002*

	Safeco Money Market Fund

Shares and Amounts($):
Sales	261,850	446,042	9,254	5,611	717	741	27	28
Reinvestments	2,435	3,767	28	68	6	13	—	—
Redemptions	(267,712)	(323,715)	(8,070)	(5,444)	(632)	(864)	(12)	(17)

Net Change	(3,427)	126,094	1,212	235	91	(110)	15	11

*	For the year ended December 31.
**	For the period from October 1, 2003 (initial issue date of Class C shares) through December 31, 2003.
+	For the period from March 7, 2003 (initial issue date of Class A, B and C shares) through December 31, 2003.

6.    FUND LIQUIDATIONS

On June 27, 2003, the Board of Trustees approved a Plan of Liquidation and Dissolution (the “Plan”) for both the U.S. Value Fund and the Small Company Growth Fund. Under the terms of the Plan, these two funds were dissolved on September 8, 2003. Immediately prior to the dissolution and in accordance with IRS requirements, the Small Company Growth Fund paid a special capital gain distribution of $1.4092 per share (Long-term: $0.6523, Short-term: $0.7569). This distribution represented the accumulated undistributed net short and long-term capital gains through September 8, 2003. Additionally, all

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

shareholders of record on that date for both funds received a liquidating distribution for each share owned equal to the net asset value of each respective share class at the close of business on September 8, 2003.

7.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.    The Funds receive investment management and advisory services pursuant to an agreement with Safeco Asset Management Company. The investment advisory fees are based on each Fund’s net assets and the rates specified in the tables below.

Growth Opportunities, Core Equity, Large-Cap Value, Multi-Cap Core, and Balanced Funds:		Small-Cap Value Fund:		International Stock Fund:
First $250 million	.70%	First $250 million	.75%	First $250 million	1.00%
Next $500 million	.65	Next $500 million	.70	Next $500 million	.90
Next $500 million	.60	Next $500 million	.65	Over $750 million	.80
Over $1.25 billion	.55	Over $1.25 billion	.60

Large-Cap Growth Fund
First $250 million	.80%
Next $500 million	.75
Next $500 million	.70
Over $1.25 billion	.65

Intermediate-Term U.S. Government Fund:		High-Yield Bond Fund:		Intermediate-Term Bond Fund:
First $250 million	.55%	First $250 million	.65%	First $750 million	.50%
Next $500 million	.50	Next $500 million	.55	Next $500 million	.45
Next $500 million	.45	Over $750 million	.50	Over $1.25 billion	.40
Over $1.25 billion	.40

Intermediate-Term Municipal, Municipal and California Funds:		Money Market Fund:
First $250 million	.50%	First $250 million	.50%
Next $500 million	.45	Next $500 million	.45
Over $750 million	.40	Next $500 million	.40
		Over $1.25 billion	.35

Safeco Asset Management Company pays sub-advisory fees for investment research and advice to the Bank of Ireland Asset Management Company (U.S.) Limited for the International Stock Fund and to RCM Capital Management LLC for the Large-Cap Growth Fund.

Fund Accounting and Fund Administration Fees.    Safeco Asset Management Company receives a fee for these services on a percentage of each day’s net assets, which, on an annual basis is as follows:

Fund Accounting:		Fund Administration:
First $200 million	.04%	First $200 million	.05%
Over $200 million	.01	Over $200 million	.01

Transfer Agent, Shareholder Service, and Distribution Fees.    Safeco Services Corporation receives transfer agent fees. Safeco Securities, Inc. receives shareholder service and distribution fees.

Low Balance Fees.    As described in the Prospectus, Safeco Services Corporation assesses shareholder accounts an annual $12 low balance fee on shareholder accounts containing balances less than $1,000. Low balance fees received directly by Safeco Services are then applied in their entirety to reduce the contractual billings that Safeco Services charges the Funds for transfer agent services. For financial

Notes to Financial Statements

statement presentation purposes, the amount of low balance fees collected are reported as other income in the Statement of Operations. Transfer agent expenses are recorded gross of the low balance fee offset.

Notes Payable and Interest Expense.    The Funds may borrow money for temporary purposes from Safeco Corporation or its affiliates at rates equivalent to commercial bank interest rates. At December 31, 2003 no such borrowings were outstanding. Interest rates on affiliated loans during the year ended December 31, 2003 ranged from 1.00% to 1.31%.

Line of Credit.    The Trusts, together with all other management investment companies for which Safeco Asset Management Company serves as investment advisor, have line of credit arrangements with certain financial institutions. Under these arrangements, $50 million is available to meet short-term financing needs. At December 31, 2003, no such borrowings were outstanding.

Affiliate Ownership.    At December 31, 2003, Safeco Insurance Company of America owned 450,000 shares (10% of outstanding shares) of the Multi-Cap Core Fund, 554,667 shares (55%) of the Intermediate-Term U.S. Government Fund and 397,434 shares (26%) of the Intermediate-Term Municipal Bond Fund. Safeco Asset Management Company owned 708,095 shares (21%) of the International Stock Fund, 528,334 shares (31%) of the Balanced Fund, 500,000 shares (79%) of the Large-Cap Growth Fund and 463,785 shares (41%) of the Intermediate-Term Bond Fund.

Investment Reimbursement by Affiliate.    In February 2002, a final settlement was reached on an outstanding class-action lawsuit against Prison Realty Trust, Inc., a security formerly owned by the Growth Opportunities Fund and the Large-Cap Value Fund. Eligibility for the settlement was predicated on filing a claim prior to December 27, 2000. Due to a claim not being filed timely, the Funds were precluded from participating in the settlement. To compensate these two Funds for the loss of settlement proceeds, Safeco Asset Management Company voluntarily reimbursed in 2002 the Growth Opportunities Fund and Large-Cap Value Fund $2,581,000 and $573,600, respectively, which approximated the market value of each Fund’s portion of the settlement had they participated in the original settlement agreement.

Deferred Offering Costs.    Costs related to the initial offering of the Large-Cap Growth Fund were deferred as of October 31, 2001 and were amortized to operations on a straight-line basis over a twelve month period. As of December 31, 2003, there were no deferred offering costs that remained to be amortized.

Expense Reimbursement.    Beginning May 1, 1999 through April 30, 2009, Safeco Asset Management Company contractually agreed to reimburse the Funds (excluding the Large-Cap Growth Fund) for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceed on an annual basis 0.30% of the average daily net assets for the Money Market Fund and 0.40% for all other Funds.

Beginning October 31, 2001 (commencement of operations) through June 25, 2003, Safeco Asset Management Company voluntarily agreed to reimburse the Large-Cap Growth Fund for operating expenses which exceeded on an annual basis 0.60% of the Fund’s average daily net assets.

Beginning March 7, 2003 through December 31, 2003, Safeco Asset Management Company voluntarily agreed to reimburse all expenses of the Institutional Class of the International Stock Fund that exceed on an annual basis 1.10% of the average daily net assets for that class.

From March 7, 2002 through May 5, 2002 and from December 4, 2002 through December 31, 2002, Safeco Asset Management Company voluntarily waived 0.10% and 0.05%, respectively, of the

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements

Investment Advisory fee for the Money Market Fund. The total amount voluntarily waived for the year ended December 31, 2002 was $68,000.

Beginning June 26, 2003 through December 31, 2003, Safeco Asset Management Company voluntarily agreed to reimburse all expenses to the extent they exceed on an annual basis the following percentages based on the average daily net assets for each of the Classes of the following Funds:

	Class A	Class B	Class C

Large-Cap Growth Fund	1.40%	2.15%	2.15%
High-Yield Bond Fund	1.15	1.90	1.90
Intermediate-Term U.S. Government Fund	0.99	1.74	1.74
Intermediate-Term Bond Fund	0.99	1.74	1.74
California Tax-Free Income Fund	0.86	1.61	1.61
Intermediate-Term Municipal Bond Fund	0.85	1.60	1.60

Board of Trustees.    The Funds, along with several other funds not reported herein, pay each of the Trustees not affiliated with Safeco Corporation an annual retainer of $25,000. Independent Trustees receive an additional fee for attending each board and committee meeting.

Dealer Concessions.    Safeco Securities, Inc. retained the following amounts in dealer commissions from sales of Class A shares during the year ended December 31, 2003 (in thousands):

	Commissions Retained		Commissions Retained

Growth Opportunities Fund	$2	High-Yield Bond Fund	$10
Core Equity Fund	3	Intermediate-Term U.S. Government Fund	1
Large-Cap Value Fund	1	California Tax-Free Income Fund	1
Multi-Cap Core Fund	1	Municipal Bond Fund	3
Balanced Fund	1	Intermediate-Term Municipal Bond Fund	3
Small-Cap Value Fund	2

Notes to Financial Statements

8.    INVESTMENTS IN AFFILIATES

Each of the companies listed below is an affiliate of the Fund because the Fund owned at least 5% of the company’s voting securities during the year ended December 31, 2003.

(In Thousands)	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividends	Realized Gain (Loss)	Market Value of Investment in Affiliates at December 31, 2003

Safeco Growth Opportunities Fund
American Medical Alert Corp.*	455	—	(268)	187	$—	$(290)	$—
Concepts Direct, Inc.*	480	—	(480)	—	—	(7,727)	—
Conceptus, Inc.	1,897	—	(650)	1,247	—	(1,301)	13,241
Harold’s Stores, Inc.	542	—	(10)	532	—	(141)	1,783
IMPCO Technologies, Inc.*	938	—	(535)	403	—	539	—
Matria Healthcare, Inc.	842	—	(256)	586	—	(2,854)	12,387
Med-Design Corp.	1,173	—	—	1,173	—	—	5,276
MICROS Systems, Inc.*	1,062	—	(683)	379	—	8,850	—
Nastech Pharmaceutical Co., Inc.	835	—	—	835	—	—	8,016
NCO Group, Inc.*	1,540	—	(843)	697	—	1,716	—
North American Scientific, Inc.	930	—	(254)	676	—	(2,209)	7,094
PhotoMedex, Inc.*	1,800	—	—	1,800	—	—	—
PLATO Learning, Inc.*	1,240	—	(722)	518	—	(3,706)	—
PolyMedica Corp.*	1,026	—	(521)	505	683	17,782	—
Prime Medical Services, Inc.*	938	—	(269)	669	—	(1,070)	—
Quantum Fuel Systems Technologies Worldwide, Inc.*	938	469	(1,091)	316	—	2,177	—
Rent-Way, Inc.	2,466	—	(735)	1,731	—	(8,935)	14,179
RMH Teleservices, Inc.*	969	—	(458)	511	—	(2,243)	—
Serologicals Corp.*	1,255	—	(552)	703	—	3,835	—
SpectRx, Inc.	861	—	—	861	—	—	1,722
Sphinx International, Inc.*	832	—	(832)	—	—	(6,205)	—
Stellent, Inc.*	1,409	—	(317)	1,092	—	(3,196)	—

					$683	$(4,978)	$63,698

*	Company was not an affiliate at the end of the period.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

9.    FUND MERGER

On September 26, 2003, pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees and the shareholders of the Safeco Intermediate-Term U.S. Treasury Fund (“Treasury Fund”), formerly a series of the Safeco Taxable Bond Trust (the “Trust”), the Treasury Fund merged into the Safeco Intermediate-Term U.S. Government Fund (“Government Fund”). Under the terms of the reorganization, the Government Fund acquired all of the assets of the Treasury Fund in exchange for shares of the Government Fund and the assumption by the Government Fund of all the liabilities of the Treasury Fund, followed by the distribution of those shares to the shareholders of the Treasury Fund and subsequent liquidation of the Treasury Fund. The merger was consummated as a tax-free business reorganization pursuant to 368(a) of the Internal Revenue Code of 1986, as amended, with no gain or loss recognized by the Funds or Shareholders as a consequence of the reorganization. Unrealized appreciation on securities held by the Treasury Fund immediately before the merger was $657,000. Summarized financial information related to the reorganization is outlined below.

	Pre-Merger			Post - Merger
	Treasury Fund		Government Fund	Combined Government Fund
	Before Share Exchange	After Share Exchange

Investor Class
Net Assets	$21,743,798	$21,743,798	$49,617,504	$71,361,302
Treasury Fund Shares	2,025,166	—	—	—
Government Fund Shares	—	2,246,585	5,126,534	7,373,119
Net Asset Value Per Share	$10.74	$9.68	$9.68	$9.68
Exchange Ratio	1.1093	1.1093	—	—
Class A
Net Assets	$4,382,330	$4,382,330	$869,227	$5,251,557
Treasury Fund Shares	409,044	—	—	—
Government Fund Shares	—	452,617	89,776	542,393
Net Asset Value Per Share	$10.71	$9.68	$9.68	$9.68
Exchange Ratio	1.1065	1.1065	—	—
Class B
Net Assets	$2,896,760	$2,896,760	$418,793	$3,315,553
Treasury Fund Shares	269,421	—	—	—
Government Fund Shares	—	298,928	43,217	342,145
Net Asset Value Per Share	$10.75	$9.69	$9.69	$9.69
Exchange Ratio	1.1095	1.1095	—	—

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of the Safeco Common Stock Trust, the Safeco Taxable Bond Trust, the Safeco Managed Bond Trust, the Safeco Tax-Exempt Bond Trust, and the Safeco Money Market Trust

We have audited the accompanying statements of assets and liabilities, including the related portfolios of investments, of the Safeco Common Stock Trust (comprising the Safeco Growth Opportunities Fund, Safeco Core Equity Fund [formerly the Safeco Equity Fund], Safeco Large-Cap Value Fund [formerly the Safeco Dividend Income Fund], Safeco Multi-Cap Core Fund [formerly the Safeco Northwest Fund], Safeco International Stock Fund, Safeco Balanced Fund, Safeco Small-Cap Value Fund [formerly the Safeco Small Company Value Fund], and Safeco Large-Cap Growth Fund [formerly the Safeco U.S. Growth Fund]), the Safeco Taxable Bond Trust (comprising the Safeco High-Yield Bond Fund, Safeco Intermediate-Term U.S. Government Fund [formerly the Safeco U.S. Government Fund]), the Safeco Managed Bond Trust (comprising the Safeco Intermediate-Term Bond Fund [formerly the Safeco Managed Bond Fund]), the Safeco Tax-Exempt Bond Trust (comprising the Safeco California Tax-Free Income Fund, Safeco Municipal Bond Fund, and Safeco Intermediate-Term Municipal Bond Fund), and the Safeco Money Market Trust (comprising the Safeco Money Market Fund) as of December 31, 2003, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Safeco Common Stock Trust, the Safeco Taxable Bond Trust, the Safeco Managed Bond Trust, the Safeco Tax-Exempt Bond Trust, and the Safeco Money Market Trust at December 31, 2003, the results of their operations, the changes in their net assets and financial highlights for each of the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

Seattle, Washington

January 30, 2004

Safeco Mutual Funds

Matters Submitted to a Vote of Shareholders (Unaudited)

December 31, 2003

On September 26, 2003, a Special Meeting of the Shareholders of the Safeco Intermediate-Term U.S. Treasury Fund (“Treasury Fund”), formerly a series of the Safeco Taxable Bond Trust (the “Trust”), was held at Safeco Mutual Funds at 4854 154th Place NE, Redmond, WA 98052. In connection with this meeting, shareholders of the Treasury Fund voted to approve an Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Treasury Fund by the Safeco Intermediate-Term U.S. Government Fund (“Government Fund”), a separate series of the Trust, in exchange for shares of the Government Fund and the assumption by the Government Fund of all the liabilities of the Treasury Fund, followed by the distribution of those shares to the shareholders of the Treasury Fund and subsequent liquidation of the Treasury Fund.

The results of the vote are as follows:

For	Against	Abstain

1,621,154	89,479	1,165,534

TRUSTEES AND OFFICERS INFORMATION

Name, Address, and Age	Position Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in a Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

INDEPENDENT (disinterested) TRUSTEES

Scott M. Boggs 4854 154th Place NE Redmond, WA 98052 (48)	Trustee	Served since August 8, 2002	Retired in 2003 from position as Corporate Vice President, Finance for Microsoft Corporation, a software company, Redmond, Washington.	22	Trustee for Financial Executives Research Foundation (Industry Group)

Barbara J. Dingfield 4854 154th Place NE Redmond, WA 98052 (58)	Trustee	Served since May 3, 1990	Consultant to corporate and private foundations. From 1994 to 1999 she was the Director of Community Affairs for Microsoft Corporation, Redmond, Washington, a computer software company. Member of the Board of Managers, Swarthmore College (1995-1999). Trustee and Board Chair of United Way of King County (1991-2000). Board member, Pacific Northwest Grantmakers Forum (1997-1999). Trustee and past Chair, Seattle Housing Resources Group (1993-1999).	22	Director of First Safeco National
Life Insurance Co. of New York.
Trustee, United Way of Skagit
County. Board Chair Npower
(non-profit organization
providing technology assistance
and training to other non-
profits). Board of Directors,
YMCA of Greater Seattle.

Richard E. Lundgren 4854 154th Place NE Redmond, WA 98052 (66)	Trustee	Served since February 3, 1983	Retired in 2000 from position as Director of Marketing and Customer Relations, Weyerhaeuser Company, Tacoma, Washington.	22	Director of First Safeco National Life Insurance Co. of New York

Larry L. Pinnt 4854 154th Place NE Redmond, WA 98052 (69)	Trustee	Served since August 1, 1985	Retired Vice president and Chief Financial Officer of U.S. WEST Communications, Seattle, Washington.	22	Director of First Safeco National
Life Insurance Co. of New York.
Chairman of the Board of
Directors for Cascade Natural
Gas Corp., Seattle, Washington.
Board Member of University of
Washington Medical Center,
Seattle, Washington.

John W. Schneider 4854 154th Place NE Redmond, WA 98052 (62)	Trustee	Served since February 3, 1983	President and owner of Wallingford Group, Inc., Seattle, Washington, a consulting company currently involved in the development, repositioning, and acquisition/disposition of real estate (1995-present).	22	Director of First Safeco National Life Insurance Co. of New York

* Mandatory retirement at age 72.
Name, Address, and Age	Position(s) Held with Trusts	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Series in a Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

INTERESTED TRUSTEE*

Roger F. Harbin 5069 154th Place NE Redmond, WA 98052 (52)	Trustee and Chairman Sr. Vice President	Served since May 7, 2003 Served since November 8, 2001	Senior Vice President and Director of Safeco Services Corporation and Safeco Securities, Inc. since November 2002. Named Director and interim President of Safeco Services Corporation, Director of Safeco Asset Management Company, interim President of Safeco Mutual Funds, Director and interim President of Safeco Securities, Inc. in 2001. Executive Vice President and Actuary of Safeco Life Insurance Company since 1998. Senior Vice President of Safeco Life Insurance Company from 1992 to 1998.	22	Director of several direct and indirect subsidiaries of Safeco Corporation, including Director of First Safeco National Life Insurance Co. of New York

*     Trustees who are defined as “interested persons” under 2(a)(19) of the Investment Company Act of 1940. Mr. Harbin meets this definition due to his position as a Director of the Fund’s investment advisor, Safeco Asset Management Co.

**    Mandatory retirement at age 72. Chairman is an annual appointment.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

PRINCIPAL OFFICERS who are not Trustees

Kevin A. Rowell 4854 154th Place NE Redmond, WA 98052 (43)	President	Served since September 16, 2002	President of Safeco Securities, Inc. and Safeco Services Corp., effective September 16, 2002. Managing Director of Global Relationships for Alliance Capital Management in New York, from 1998-2002. Prior to 1998, European Director for Corporate Development at Putnam Investments.

Ronald L. Spaulding Two Union Square 601 Union Street 25th Floor Seattle, WA 98101 (60)	Vice President	Served since August 3, 1995	Chairman of Safeco Asset Management Company; Treasurer and Chief Investment Officer of Safeco Corporation; Vice President of Safeco Insurance Companies; Director, Vice President and Treasurer of First Safeco Life Insurance Company of New York; former Senior Portfolio Manager of Safeco Insurance Companies and Portfolio Manager for Safeco Mutual Funds.

David H. Longhurst 4854 154th Place NE Redmond, WA 98052 (46)	Vice President, Treasurer, Secretary, and Controller	Served since August 7, 1997	Vice President, Treasurer, Controller and Secretary of Safeco Asset Management Company; Vice President, Treasurer, Controller and Secretary of Safeco Services Corporation; and Vice President, Treasurer, Controller and Secretary and Financial Principal of Safeco Securities, Inc. since July 2000. Treasurer, Controller, Secretary and Financial Principal of Safeco Investment Services, Inc. since March 2000; Assistant Controller of Safeco Securities, Inc., Safeco Services Corporation and Safeco Asset Management Company from 1996 to June 2000.

Michael F. Murphy 4854 154th Place NE Redmond, WA 98052 (37)	Director of Compliance	Served since November 6, 2003	Director of Compliance and Assistant Vice President for Thornburg Investment Management, Inc. and Thornburg Securities Corporation 1999-2003. Compliance Specialist for Technology Funding, Inc. 1997-1999.

David N. Evans 4854 154th Place NE Redmond, WA 98052 (31)	Assistant Controller	Served since November 7, 2002	Former Controller and Assistant Controller of Rosetta Inpharmatics from 2001-2002 and 2000-2001, respectively. From 1994 to 2000, he worked at PricewaterhouseCoopers LLP, where he focused on financial services.

Susan Tracey Safeco Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (54)	Assistant Secretary	Served since August 3, 2000	Tax Manager for Safeco Corporation. Assistant Secretary of Safeco Asset Management Company, Safeco Securities, Inc. and Safeco Services Corporation. She has been employed by Safeco Corporation since 1987.

Stephen D. Collier Safeco Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (51)	Assistant Secretary	Served since February 5, 1998	Director of Taxation and Vice President of Safeco Corporation; Assistant Secretary of Safeco Asset Management Company, Safeco Securities, Inc. and Safeco Services Corporation. He has been an officer of Safeco Corporation and subsidiaries since 1991.
*	Annual Appointment

The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge by contacting the Fund at 1-800-528-6501 or by mail at Safeco Securities, Inc. P.O. Box 219241, Kansas City, MO 64121-9241.

SAFECO MUTUAL FUNDS

INVESTMENT ADVISOR

Safeco Asset Management Company

DISTRIBUTOR

Safeco Securities, Inc.

TRANSFER AGENT

Safeco Services Corporation

CUSTODIAN

State Street Bank and Trust Company

JP Morgan Chase Bank

(International Stock Fund)

For Shareholder Services

1-800-528-6501

*All telephone calls are tape-recorded for your protection.

For Financial Professionals

Only

1-800-706-0700

For 24-Hour Automated Performance Information and Transactions

Nationwide: 1-800-463-8794

Mailing Address

Safeco Mutual Funds

P.O. Box 219241

Kansas City, MO

64121-9241

Internet

www.safecofunds.com

Email

invest@safeco.com

Printed on Recycled Paper

Safeco® and the Safeco logo are trademarks of Safeco Corporation

GMF-4415 2/04

ITEM 2.	CODE OF ETHICS

(a) The registrant has adopted a Code of Conduct that applies to the registrant’s principal executive officers and senior financial and investment officers.

(b) No response required.

(c) During the period covered by this report, there were no amendments to the provision of the Code of Conduct adopted in 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provision of the Code of Conduct adopted in 2(a) above.

(e) Not applicable.

(f) A copy of the registrant’s Code of Conduct for principal executive officers and senior financial and investment officers is filed as an exhibit to this annual report on Form N-CSR pursuant to Item 10(a).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Larry L. Pinnt and Scott M. Boggs are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

		2003	2002
(a)	Audit Fees	$23,481	$18,900
(b)	Audited-Related Fees
(c)	Tax Fees
(d)	All Other Fees

(e)	Pre-approval policies have been established are in place and will be forwarded upon request. Please send such requests to Safeco Mutual Funds, Controller’s Department, 4854 154th PL NE, Redmond, WA 98052. No services classified as listed in (b) through (d) above were provided in the last two years and as such no approval was required by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable as all work is performed by principal accountant’s full-time, permanent employees.
(g)	Not applicable as no such services were provided.
(h)	Not applicable as no such services were provided.

ITEM 5—AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6—[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting

ITEM 10.	EXHIBITS

(a) (1) The Code of Conduct as required by Item 2 is attached as Exhibit 10.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached as Exhibit 99.906CERT. The certifications furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safeco Managed Bond Trust

By:	/s/ Kevin A. Rowell

Kevin A. Rowell President

Date: February 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Safeco Managed Bond Trust

By:	/s/ David H. Longhurst

David H. Longhurst Treasurer

Date: February 19, 2004